UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21475

                              RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

                             Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Tara Tilbury

50 South Sixth Street, Suite 2350

                                   Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 376-7132

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report For the year ended September 30, 2019 Access Capital Community Investment Fund RBC Impact Bond Fund Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-422-2766. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-422-2766 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

	RBC Funds

About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

	The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

	We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

	A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

	Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

	A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov.
Table of	Letter from the Portfolio Managers	1
Contents	Portfolio Managers	4
	Performance Summary (Unaudited)	5
	Management Discussion and Analysis (Unaudited)
	- Access Capital Community Investment Fund	8
	- RBC Impact Bond Fund	12
	Schedule of Portfolio Investments	14
	Financial Statements
	- Statements of Assets and Liabilities	43
	- Statements of Operations	45
	- Statements of Changes in Net Assets	46
	Financial Highlights	48
	Notes to Financial Statements	52
	Report of Independent Registered Public Accounting Firm	68
	Other Federal Income Tax Information (Unaudited)	70
	Management (Unaudited)	71
	Share Class Information (Unaudited)	74
	Supplemental Information (Unaudited)	75
	Approval of Investment Advisory Agreement (Unaudited)	77

LETTER FROM THE PORTFOLIO MANAGERS

Dear Shareholder:

The Access Capital Community Investment Fund (the “Access Fund”) continues to fulfill its double-bottom line mission of generating a competitive risk-adjusted market rate of return while directing investments to benefit low-and moderate-income individuals and communities across 49 states, Puerto Rico, and the District of Columbia.

The Access Fund invests in customized U.S. agency-guaranteed mortgage-backed securities (MBS) targeted to low- and moderate-income homebuyers, as well as a variety of government-backed loans and municipal securities supporting affordable rental housing, small businesses, health care, education, and job creation targeted to low- and moderate-income residents and communities. In addition to increasing capital flows to these underserved communities, over time, the Access Fund’s investment process has provided investors with a competitive rate of return in a wide variety of market conditions.

For the fiscal year ended September 30, 2019, the Access Fund generated a net-of-fees return of 7.27% (Class I shares; gross-of-fees return of 7.83%) versus the Bloomberg Barclays US Securitized Bond Index, the Access Fund’s primary benchmark, that returned 7.93%. Overall positive performance was driven by declining interest rates, as yields fell 150 basis points across the curve. Underperformance relative to the benchmark was driven primarily by spread widening in the Access Fund’s agency commercial mortgage-backed securities (CMBS), which widened more than the benchmark’s holdings. The effective duration of the Access Fund is 3.03 years versus the benchmark’s 3.10, and the 30-day SEC yield of the Access Fund is 2.53%.

The Access Fund remained focused on diligent security selection. The custom-created, single-family agency MBS securities held in the Access Fund continue to provide a slight income advantage due to the Access Fund’s higher coupon bias as well as the positive security attributes of the custom MBS pools comprising loans made to low- to moderate-income borrowers. The municipals held in the Access Fund contributed positively on a relative basis.

On the impact side, the Access Fund continued to fulfill its community development mission. Since inception, the Access Fund has supported:

14,592 Low- to moderate-income homebuyers

55,610 Affordable rental units

6,071 Nursing home facility beds

27 Rural housing

88 Rural Enterprise

510 SBA loans

81 Community Economic development

16 Community-based not-for-profit organizations.

The RBC Impact Bond Fund (the “Impact Fund”), launched on December 18, 2017, has broadened the availability of our impact investing capabilities. The Impact Fund seeks to maximize positive social and environmental impact within the context of a competitive fixed income portfolio. The Impact Fund’s core holdings include customized single-family agency MBS, agency CMBS, Small Business Administration (SBA) loans, and taxable municipal securities that support our stakeholders and/or the environment.

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LETTER FROM THE PORTFOLIO MANAGERS

For the fiscal year ended September 30, 2019, the Impact Fund has generated a net-of-fees return of 9.27% (Class I shares; gross-of-fees return of 9.77%) versus the Bloomberg Barclays US Aggregate Bond Index, the Impact Fund’s primary benchmark, that returned 10.30%. The effective duration of the Impact Fund is 5.94 years versus the benchmark’s 5.75, and the 30-day SEC yield of the Impact Fund is 2.42%.

Overall positive performance was driven by declining interest rates as yields fell 150 basis points across the curve. The primary driver of underperformance relative to the benchmark was the Impact Fund’s underweight allocation to corporate credit at the beginning of 2019. The underweight was driven by a large inflow in the Impact Fund that coincided with a period when Corporates were performing particularly well. The Corporate allocation in the Impact Fund has since increased to be more in line with the benchmark. As we enter the last quarter of 2019, we continue to seek opportunities to add corporate names that meet both our investment and impact criteria.

The Impact Fund had a slight income advantage for the period. Duration and curve positioning were insignificant contributors to relative performance.

On the impact side, the Impact Fund made measurable progress toward making positive social and environmental impacts. The holdings of the Impact Fund as of September 30, 2019 were invested to support the following stakeholders and themes (totals may exceed 100% as projects may impact multiple themes and stakeholders):

Impact Themes

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LETTER FROM THE PORTFOLIO MANAGERS

Impact by Stakeholder

In addition to the above, over 65% of the Impact Fund’s holdings benefit low-to moderate-income communities or individuals.

For both Funds, we will continue to focus on high quality securities with strong characteristics as we endeavor to generate competitive yields and make positive social and/or environmental impacts.

With increased market attention on impact investing strategies, we remain committed to our double-bottom line mission. Thank you for your continued confidence and trust in our impact investing capabilities.

Sincerely,

Brian Svendahl, CFA
Managing Director, Co-Head, U.S. Fixed Income
RBC Global Asset Management (U.S.) Inc.

Scott Kirby
Vice President, Senior Portfolio Manager
RBC Global Asset Management (U.S.) Inc.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Effective duration is a weighted average duration calculation for bonds with embedded options. It takes into account that expected cash flows will fluctuate as interest rates change. Duration measures the sensitivity of a bond’s price to changes in interest rates.

The Bloomberg Barclays US Securitized Bond Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg Barclays US Aggregate Bond Index, which measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency).

A basis point is a unit of measure equal to one one-hundredth of a percent.

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc.(“RBC GAM-US”) serves as the investment advisor to the Funds. RBC GAM-US employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions. The Funds’ management team has access to RBC GAM-US’s investment research and other money management resources.

Brian Svendahl, CFA

Brian Svendahl, CFA

Managing Director, Co-Head, U.S. Fixed Income

Brian Svendahl oversees the fixed income research, portfolio management and trading at RBC GAM-US. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and many of RBC GAM-US’s government mandates. Brian joined RBC GAM-US in 2005 and most recently led the mortgage and government team before being promoted to Co-Head in 2012. Prior to joining RBC GAM-US, he held several risk management, research and trading positions at Wells Fargo. Brian’s experience also includes liability management and implementing balance sheet hedging strategies. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Scott Kirby

Scott Kirby

Vice President, Senior Portfolio Manager

Scott Kirby is a member of the government and mortgage research team in RBC GAM-US’s fixed income group and serves as co-portfolio manager for the firm’s community investment strategy, including the Access Capital Community Investment Fund. Scott joined RBC GAM-US in 2012 and most recently served as manager of investments of a broad-based asset portfolio for a large foundation, supporting its mission to reduce poverty. Previously he led the structured assets investment team of Ameriprise Financial/Riversource Investments, where he served as senior portfolio manager for more than $20 billion in agency and non-agency mortgage-backed, commercial mortgage-backed and asset-backed securities. He earned a BS in finance and an MBA in finance from the University of Minnesota Carlson School of Management.

4

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	10 Year	Since Inception	Net Expense Ratio(a)(b)	Gross Expense Ratio(a)(b)
Average Annual Total Returns as of September 30, 2019 (Unaudited)

Access Capital Community Investment Fund
Class A(c)
- Including Max Sales Charge of 3.75%	2.97%	0.20%	1.20%	2.05%	3.65%
- At Net Asset Value	7.03%	1.48%	1.97%	2.44%	3.83%	0.95%	1.11%
Class I(d)
- At Net Asset Value	7.27%	1.83%	2.31%	2.76%	4.14%	0.60%	0.66%
Class IS(e)
- At Net Asset Value	7.29%	1.97%	2.47%	2.98%	4.40%	0.40%	0.73%

Bloomberg Barclays U.S. Securitized Index(f)	7.93%	2.38%	2.84%	3.33%	4.73%
Bloomberg Barclays U.S. Aggregate Bond Index(f)	10.30%	2.92%	3.38%	3.75%	4.90%
RBC Impact Bond Fund
Class I
- At Net Asset Value	9.27%	N/A	N/A	N/A	3.84%	0.45%	1.62%
Class R6
- At Net Asset Value	9.33%	N/A	N/A	N/A	3.89%	0.40%	1.52%

Bloomberg Barclays U.S. Aggregate Bond Index(f)	10.30%	N/A	N/A	N/A	4.64%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(a)	The Fund’s expenses reflect the most recent year end (September 30, 2019).

(b)

The advisor has contractually agreed to waive fees and/or pay operating expenses to keep total operating expenses (excluding certain fees such as brokerage costs, interest, taxes and acquired fund fees and expenses) at 0.80% for Class A shares, 0.45% for Class I shares and 0.40% for Class IS shares of the Access Capital Community Investment Fund and at 0.45% for Class I shares and 0.40% for Class R6 shares of the Impact Bond Fund until January 31, 2020 (January 31, 2021 for Class IS Shares). Prior to March 11, 2019, the rates were 0.95% for Class A Shares and 0.70% for Class I Shares of the Access Capital Community Investment Fund.

(c)

The inception date for Class A shares of the Fund is January 29, 2009. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class A shares, as applicable.

(d)

Class I commenced operations on July 28, 2008. The performance in the table reflects the performance of Access Capital Strategies Community Investment Fund, Inc., the predecessor to the Fund. From its inception, June 23, 1998, until May 30, 2006, the predecessor fund elected status as a business development company. From May 31, 2006 until July 27, 2008, the predecessor fund operated as a continuously offered closed-end interval management company. If the predecessor fund had operated as an open-end management company, performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements which, if excluded, would cause performance to be lower.

5

PERFORMANCE SUMMARY (UNAUDITED)

(e)

The inception date for Class IS shares of the Fund is March 11, 2019. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class IS shares, as applicable.

(f)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

The Bloomberg Barclays US Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. It includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency).

The Bloomberg Barclays US Securitized Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg Barclays US Aggregate Bond Index. You cannot invest directly in an index.

6

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7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund

Investment Strategy	The Fund invests in geographically specific debt securities located in portions of the U.S. designated by Fund shareholders. The Fund invests primarily in high quality debt securities and other debt instruments supporting affordable housing and community development and servicing low- and moderate-income individuals and communities. Investments include government-guaranteed loans, asset-backed securities—particularly mortgage-backed securities—small business loans, and taxable municipal securities.

Performance	For the twelve-month period ended September 30, 2019, the Fund had an annualized total return of 7.27% (Class I). That compares to an annualized total return of 7.93% for the Bloomberg Barclays U.S. Securitized Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  The custom-created, single-family agency mortgage-backed (MBS) securities held in the Fund continue to provide a slight income advantage due to the Fund’s higher coupon bias.

•  Falling interest rates contributed significantly to absolute returns.

•  Positive security attributes of the custom MBS pools comprised of loans made to low- to moderate-income borrowers.

•  The municipals held in the fund contributed positively on a relative basis.

Factors That Detracted From Relative Returns	• Agency commercial mortgage-backed securities (CMBS) underperformed relative to benchmark CMBS and MBS. • Non-Agency CMBS held by the benchmark outperformed Fund MBS and Agency CMBS.

Mutual fund investing involves risk. Principal loss is possible. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. In general, the risk of price fluctuation increases with the length of the bond’s maturity. Investment in the Fund involves risks including, but not limited to: the effects of leveraging the Fund’s portfolio; concentration in the affordable housing market and related mortgage backed securities; competition for investments; interest rate risk and investments in illiquid securities. The Fund is non-diversified, meaning it may invest its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. These risks are more fully described in the prospectus.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Access Capital Community Investment Fund

The Bloomberg Barclays US Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. It includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency). The Bloomberg Barclays US Securitized Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg Barclays US Aggregate Bond Index. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

9

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
	Access Capital Community Investment Fund
Investment Objective	Seeks to invest in geographically specific debt securities located in portions of the United States designated by Fund shareholders.
Benchmark	Bloomberg Barclays U.S. Securitized Index Bloomberg Barclays U.S. Aggregate Bond Index

Asset Allocation as of 9/30/19 (% of Fund’s investments)

Top Ten Holdings (excluding investment companies) (as of 9/30/19) (% of Fund’s net assets)	Stru Key-1951 Coll, 2.30%,10/1/31	1.51%	Freddie Mac, Series 2018-SB47, Class A10F, 3.35%, 1/25/28	0.67%
	Ginnie Mae, Series 2012-58, Class B, 2.20%, 3/16/44	1.38%	Ginnie Mae, Series 2017-94, Class AH, 2.60%, 2/16/59	0.65%
	Ginnie Mae, Series 2012-33, Class B, 2.89%, 3/16/46	1.07%	Missouri Housing Development Commission, Revenue, Series 1, 3.75%, 3/1/42	0.59%
	Freddie Mac, Pool #ZA5238, 3.50%, 2/1/48	0.85%	Freddie Mac, Pool #ZA5254, 4.00%, 1/1/48	0.57%
	Fannie Mae, Pool #CA1152, 3.50%, 2/1/48	0.80%
	Fannie Mae, Pool #CA1507, 4.00%, 4/1/48	0.73%

	*A listing of all portfolio holdings can be found beginning on page 14

Growth of $1,000,000 Initial Investment Over 10 Years

	The graph reflects an initial investment of $1,000,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

10

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11

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Impact Bond Fund

Investment Strategy	The Fund seeks to achieve a high level of current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in fixed income securities of investments meeting the Fund’s impact criteria. The Fund uses a disciplined fixed income strategy designed to deliver both financial and social return.

Performance	For the twelve-month period ended September 30, 2019, the Fund delivered a net return of 9.27% (Class I). That compares to an annualized total return of 10.30% for the Bloomberg Barclays US Aggregate Bond Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	• The fund had an income advantage versus the benchmark. • Falling interest rates contributed significantly to absolute returns.

Factors That Detracted From Relative Returns	• The fund was underweight corporate credit during the first half of 2019, a period when credit spreads tightened significantly. • Yield Curve (rates) positioning detracted slightly.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund’s impact investing criteria could cause it to perform differently compared to funds that do not apply such criteria. The application of these criteria may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for impact investing reasons when it might be otherwise disadvantageous for it to do so. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.
The Bloomberg Barclays US Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. It includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

12

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Impact Bond Fund
Seeks to achieve a high level of current income consistent with preservation of capital.				Investment Objective
Bloomberg Barclays U.S. Aggregate Bond Index				Benchmark
				Asset Allocation as of 9/30/19 (% of Fund’s investments)

U.S. Treasury Bonds,3.00%, 8/15/48	2.59%	Freddie Mac, Pool #V85445, 3.50%, 4/1/49	1.73%	Top Ten Holdings (excluding investment companies) (as of 9/30/19) (% of Fund’s net assets)
Fannie Mae, Pool #CA3451, 3.50%, 5/1/49	2.51%	Providence Health & Services Obligated Group, 2.16%,10/1/42	1.69%
Fannie Mae, Pool #CA3405, 3.50%, 4/1/49	2.02%	Fannie Mae, Pool #CA3456, 3.50%, 5/1/49	1.68%
Freddie Mac, Pool #V85365, 3.50%, 4/1/49	1.96%	Becton Dickinson and Co., 3.36%, 6/6/24	1.54%
Freddie Mac, Pool #V85381, 3.50%, 4/1/49	1.85%
Fannie Mae, Pool #BO1263, 3.50%, 6/1/49	1.75%

*A listing of all portfolio holdings can be found beginning on page 35
				Growth of $1,000,000 Initial Investment Since Inception (12/18/17)

The graph reflects an initial investment of $1,000,000 over the period from December 18, 2017 (commencement of operations) to September 30, 2019 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

13

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund

September 30, 2019

Principal Amount		Value
U.S. Government Agency Backed Mortgages — 88.48%
Fannie Mae — 51.77%
$ 60,531	Pool #257656, 6.00%, 8/1/38	$63,642
117,914	Pool #257663, 5.50%, 8/1/38	132,626
110,679	Pool #257892, 5.50%, 2/1/38	124,981
73,494	Pool #257913, 5.50%, 1/1/38	82,991
56,688	Pool #258022, 5.50%, 5/1/34	63,856
121,533	Pool #258070, 5.00%, 6/1/34	133,820
37,118	Pool #258121, 5.50%, 6/1/34	41,812
115,618	Pool #258152, 5.50%, 8/1/34	130,238
64,269	Pool #258157, 5.00%, 8/1/34	70,767
60,473	Pool #258163, 5.50%, 8/1/34	68,120
106,063	Pool #258166, 5.50%, 9/1/34	119,474
74,221	Pool #258224, 5.50%, 12/1/34	83,606
56,504	Pool #258238, 5.00%, 1/1/35	62,217
85,843	Pool #258251, 5.50%, 1/1/35	96,697
102,897	Pool #258305, 5.00%, 3/1/35	113,193
52,079	Pool #258336, 5.00%, 4/1/35	57,290
56,563	Pool #258340, 5.00%, 3/1/35	62,223
60,192	Pool #258394, 5.00%, 5/1/35	66,214
168,800	Pool #258395, 5.50%, 6/1/35	190,882
57,320	Pool #258403, 5.00%, 6/1/35	63,055
76,911	Pool #258404, 5.00%, 6/1/35	84,606
45,016	Pool #258410, 5.00%, 4/1/35	49,521
91,300	Pool #258448, 5.00%, 8/1/35	100,435
169,452	Pool #258450, 5.50%, 8/1/35	191,619
85,829	Pool #258456, 5.00%, 8/1/35	94,416
71,388	Pool #258571, 5.50%, 11/1/35	80,727
202,756	Pool #258627, 5.50%, 2/1/36	229,280
52,399	Pool #258658, 5.50%, 3/1/36	59,137
46,973	Pool #258737, 5.50%, 12/1/35	53,013
38,887	Pool #259030, 8.00%, 4/1/30	40,469
40,491	Pool #259181, 6.50%, 3/1/31	42,113
8,378	Pool #259187, 6.50%, 4/1/31	8,391
65,456	Pool #259190, 6.50%, 4/1/31	69,635
74,871	Pool #259316, 6.50%, 11/1/31	79,963
27,842	Pool #259378, 6.00%, 12/1/31	28,259
31,626	Pool #259393, 6.00%, 1/1/32	32,318
40,027	Pool #259590, 5.50%, 11/1/32	44,992
159,153	Pool #259611, 5.50%, 11/1/32	178,893
36,187	Pool #259634, 5.50%, 12/1/32	40,675
129,577	Pool #259659, 5.50%, 2/1/33	145,648
30,954	Pool #259671, 5.50%, 2/1/33	34,793
75,103	Pool #259686, 5.50%, 3/1/33	84,425
33,990	Pool #259722, 5.00%, 5/1/33	37,382
46,260	Pool #259724, 5.00%, 5/1/33	50,876
103,960	Pool #259725, 5.00%, 5/1/33	114,228
100,275	Pool #259729, 5.00%, 6/1/33	110,180

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SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 57,863	Pool #259761, 5.00%, 6/1/33	$63,579
96,142	Pool #259764, 5.00%, 7/1/33	105,638
102,714	Pool #259777, 5.00%, 7/1/33	112,860
77,636	Pool #259781, 5.00%, 7/1/33	85,304
46,942	Pool #259789, 5.00%, 7/1/33	51,626
113,826	Pool #259816, 5.00%, 8/1/33	125,069
25,995	Pool #259819, 5.00%, 8/1/33	28,589
48,078	Pool #259830, 5.00%, 8/1/33	52,827
31,813	Pool #259848, 5.00%, 9/1/33	34,988
67,762	Pool #259867, 5.50%, 10/1/33	76,173
53,758	Pool #259869, 5.50%, 10/1/33	60,430
53,860	Pool #259875, 5.50%, 10/1/33	60,545
88,151	Pool #259930, 5.00%, 11/1/33	96,858
35,744	Pool #259998, 5.00%, 3/1/34	39,358
645,273	Pool #465946, 3.61%, 9/1/20	647,181
1,728,582	Pool #468226, 3.86%, 6/1/21	1,756,664
263,971	Pool #469101, 3.75%, 2/1/27	287,690
872,409	Pool #470828, 3.53%, 3/1/32	950,755
79,705	Pool #557295, 7.00%, 12/1/29	85,322
25,302	Pool #576445, 6.00%, 1/1/31	25,470
66,866	Pool #579402, 6.50%, 4/1/31	72,118
77,502	Pool #583728, 6.50%, 6/1/31	83,297
31,293	Pool #590931, 6.50%, 7/1/31	34,011
44,934	Pool #590932, 6.50%, 7/1/31	46,675
30,139	Pool #601865, 6.50%, 4/1/31	30,460
31,902	Pool #601868, 6.00%, 7/1/29	32,547
46,723	Pool #607611, 6.50%, 11/1/31	49,224
91,781	Pool #634271, 6.50%, 5/1/32	99,386
39,690	Pool #644232, 6.50%, 6/1/32	41,449
23,347	Pool #644432, 6.50%, 7/1/32	23,618
38,933	Pool #644437, 6.50%, 6/1/32	40,522
1,543,170	Pool #663159, 5.00%, 7/1/32	1,690,637
70,787	Pool #670278, 5.50%, 11/1/32	79,567
31,447	Pool #676702, 5.50%, 11/1/32	35,347
48,485	Pool #677591, 5.50%, 12/1/32	54,498
151,630	Pool #681883, 6.00%, 3/1/33	167,731
104,828	Pool #686542, 5.50%, 3/1/33	117,839
210,305	Pool #695961, 5.50%, 1/1/33	236,389
179,589	Pool #696407, 5.50%, 4/1/33	201,880
382,123	Pool #702478, 5.50%, 6/1/33	429,553
113,816	Pool #702479, 5.00%, 6/1/33	125,058
58,398	Pool #703210, 5.50%, 9/1/32	64,051
138,743	Pool #720025, 5.00%, 8/1/33	152,447
144,532	Pool #723066, 5.00%, 4/1/33	158,808
193,731	Pool #723067, 5.50%, 5/1/33	217,777
253,847	Pool #723070, 4.50%, 5/1/33	273,661
263,773	Pool #727311, 4.50%, 9/1/33	281,273

15

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 125,675	Pool #727312, 5.00%, 9/1/33	$138,088
144,206	Pool #727315, 6.00%, 10/1/33	156,878
36,879	Pool #738589, 5.00%, 9/1/33	40,559
46,552	Pool #739269, 5.00%, 9/1/33	51,197
152,955	Pool #743595, 5.50%, 10/1/33	171,940
141,818	Pool #748041, 4.50%, 10/1/33	150,774
84,471	Pool #749891, 5.00%, 9/1/33	92,815
101,442	Pool #749897, 4.50%, 9/1/33	107,848
202,345	Pool #753533, 5.00%, 11/1/33	222,332
41,428	Pool #755679, 6.00%, 1/1/34	43,342
38,417	Pool #763551, 5.50%, 3/1/34	43,275
87,890	Pool #763820, 5.50%, 1/1/34	98,800
43,352	Pool #776851, 6.00%, 10/1/34	45,454
670,900	Pool #777621, 5.00%, 2/1/34	737,167
115,523	Pool #781437, 6.00%, 8/1/34	123,847
78,579	Pool #781741, 6.00%, 9/1/34	83,826
6,811	Pool #781907, 5.00%, 2/1/21	6,812
131,211	Pool #781954, 5.00%, 6/1/34	144,477
141,301	Pool #781959, 5.50%, 6/1/34	159,168
246,355	Pool #783893, 5.50%, 12/1/34	277,506
70,295	Pool #783929, 5.50%, 10/1/34	79,184
12,498	Pool #788329, 6.50%, 8/1/34	12,534
111,023	Pool #797627, 5.00%, 7/1/35	122,132
105,263	Pool #798725, 5.50%, 11/1/34	118,574
91,473	Pool #799548, 6.00%, 9/1/34	98,542
814,069	Pool #806754, 4.50%, 9/1/34	864,882
310,344	Pool #806757, 6.00%, 9/1/34	338,168
500,484	Pool #806761, 5.50%, 9/1/34	563,769
109,238	Pool #808205, 5.00%, 1/1/35	120,282
187,506	Pool #815009, 5.00%, 4/1/35	206,268
87,973	Pool #817641, 5.00%, 11/1/35	96,776
115,156	Pool #820334, 5.00%, 9/1/35	126,678
277,489	Pool #820335, 5.00%, 9/1/35	305,254
171,228	Pool #820336, 5.00%, 9/1/35	188,361
242,646	Pool #822008, 5.00%, 5/1/35	266,924
165,257	Pool #829005, 5.00%, 8/1/35	181,791
36,030	Pool #829006, 5.50%, 9/1/35	40,744
157,538	Pool #829275, 5.00%, 8/1/35	173,301
149,900	Pool #829276, 5.00%, 8/1/35	164,899
410,527	Pool #829649, 5.50%, 3/1/35	462,438
283,286	Pool #844361, 5.50%, 11/1/35	320,345
109,587	Pool #845245, 5.50%, 11/1/35	123,923
41,126	Pool #866969, 6.00%, 2/1/36	42,471
151,159	Pool #867569, 6.00%, 2/1/36	162,138
112,787	Pool #870599, 6.00%, 6/1/36	120,962
179,867	Pool #871072, 5.50%, 2/1/37	203,109
167,741	Pool #884693, 5.50%, 4/1/36	189,309
430,570	Pool #885724, 5.50%, 6/1/36	485,930

16

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 93,450	Pool #911730, 5.50%, 12/1/21	$95,352
71,471	Pool #919368, 5.50%, 4/1/37	80,707
274,990	Pool #922582, 6.00%, 12/1/36	297,376
212,580	Pool #934941, 5.00%, 8/1/39	234,787
290,190	Pool #934942, 5.00%, 9/1/39	320,505
155,275	Pool #941204, 5.50%, 6/1/37	175,340
58,941	Pool #943394, 5.50%, 6/1/37	66,558
330,637	Pool #948600, 6.00%, 8/1/37	360,735
96,062	Pool #952598, 6.00%, 7/1/37	103,161
75,547	Pool #952678, 6.50%, 8/1/37	80,486
88,604	Pool #952693, 6.50%, 8/1/37	94,548
99,859	Pool #975769, 5.50%, 3/1/38	112,318
73,618	Pool #982898, 5.00%, 5/1/38	81,107
137,234	Pool #984842, 5.50%, 6/1/38	154,355
110,432	Pool #986239, 6.00%, 7/1/38	117,907
122,451	Pool #986957, 5.50%, 7/1/38	137,729
68,631	Pool #990510, 5.50%, 8/1/38	77,193
270,230	Pool #990511, 6.00%, 8/1/38	297,506
162,397	Pool #990617, 5.50%, 9/1/38	182,658
129,363	Pool #AA0526, 5.00%, 12/1/38	142,523
205,768	Pool #AA0645, 4.50%, 3/1/39	223,115
138,392	Pool #AA2243, 4.50%, 5/1/39	150,059
128,223	Pool #AA3142, 4.50%, 3/1/39	139,033
380,014	Pool #AA3206, 4.00%, 4/1/39	406,295
462,445	Pool #AA3207, 4.50%, 3/1/39	501,433
115,893	Pool #AA4468, 4.00%, 4/1/39	123,908
230,585	Pool #AA7042, 4.50%, 6/1/39	250,025
370,046	Pool #AA7658, 4.00%, 6/1/39	395,637
105,097	Pool #AA7659, 4.50%, 6/1/39	113,958
106,052	Pool #AA7741, 4.50%, 6/1/24	108,936
2,563,212	Pool #AB7798, 3.00%, 1/1/43	2,639,134
1,266,634	Pool #AB9204, 3.00%, 4/1/43	1,302,555
332,479	Pool #AC1463, 5.00%, 8/1/39	367,211
104,094	Pool #AC1464, 5.00%, 8/1/39	114,968
519,226	Pool #AC2109, 4.50%, 7/1/39	563,001
40,372	Pool #AC4394, 5.00%, 9/1/39	44,590
263,732	Pool #AC4395, 5.00%, 9/1/39	291,283
118,584	Pool #AC5328, 5.00%, 10/1/39	130,973
234,375	Pool #AC5329, 5.00%, 10/1/39	258,860
197,907	Pool #AC6304, 5.00%, 11/1/39	218,581
210,672	Pool #AC6305, 5.00%, 11/1/39	232,680
140,885	Pool #AC6307, 5.00%, 12/1/39	155,602
307,092	Pool #AC6790, 5.00%, 12/1/39	339,173
1,080,029	Pool #AC7199, 5.00%, 12/1/39	1,192,856
516,593	Pool #AD1470, 5.00%, 2/1/40	570,560
1,123,146	Pool #AD1471, 4.50%, 2/1/40	1,217,835
141,770	Pool #AD1560, 5.00%, 3/1/40	156,279

17

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 781,348	Pool #AD1585, 4.50%, 2/1/40	$847,221
354,677	Pool #AD1586, 5.00%, 1/1/40	391,729
457,201	Pool #AD1638, 4.50%, 2/1/40	496,031
148,043	Pool #AD1640, 4.50%, 3/1/40	160,617
1,467,956	Pool #AD1942, 4.50%, 1/1/40	1,591,716
259,139	Pool #AD1943, 5.00%, 1/1/40	286,211
770,074	Pool #AD1988, 4.50%, 2/1/40	835,477
375,211	Pool #AD2896, 5.00%, 3/1/40	413,612
224,903	Pool #AD4456, 4.50%, 4/1/40	244,003
709,374	Pool #AD4458, 4.50%, 4/1/40	769,621
476,725	Pool #AD4940, 4.50%, 6/1/40	517,213
97,953	Pool #AD4946, 4.50%, 6/1/40	106,272
293,943	Pool #AD5728, 5.00%, 4/1/40	324,026
222,715	Pool #AD7239, 4.50%, 7/1/40	241,630
119,450	Pool #AD7242, 4.50%, 7/1/40	129,595
178,702	Pool #AD7256, 4.50%, 7/1/40	193,879
518,357	Pool #AD7271, 4.50%, 7/1/40	562,381
269,591	Pool #AD7272, 4.50%, 7/1/40	292,488
276,212	Pool #AD8960, 5.00%, 6/1/40	304,480
132,540	Pool #AD9613, 4.50%, 8/1/40	143,797
902,563	Pool #AD9614, 4.50%, 8/1/40	979,217
240,784	Pool #AE2011, 4.00%, 9/1/40	257,484
1,350,125	Pool #AE2012, 4.00%, 9/1/40	1,443,763
142,761	Pool #AE2023, 4.00%, 9/1/40	152,663
666,165	Pool #AE5432, 4.00%, 10/1/40	712,367
338,603	Pool #AE5435, 4.50%, 9/1/40	367,360
341,244	Pool #AE5806, 4.50%, 9/1/40	370,226
544,677	Pool #AE5861, 4.00%, 10/1/40	582,453
516,523	Pool #AE5862, 4.00%, 10/1/40	552,347
357,081	Pool #AE5863, 4.00%, 10/1/40	381,846
289,351	Pool #AE6850, 4.00%, 10/1/40	309,419
218,328	Pool #AE6851, 4.00%, 10/1/40	233,470
157,658	Pool #AE7699, 4.00%, 11/1/40	168,593
452,569	Pool #AE7703, 4.00%, 10/1/40	483,957
822,475	Pool #AE7707, 4.00%, 11/1/40	879,518
247,472	Pool #AH0300, 4.00%, 11/1/40	264,635
425,626	Pool #AH0301, 3.50%, 11/1/40	447,759
43,991	Pool #AH0302, 4.00%, 11/1/40	47,042
437,154	Pool #AH0306, 4.00%, 12/1/40	467,473
468,470	Pool #AH0508, 4.00%, 11/1/40	500,961
894,263	Pool #AH0537, 4.00%, 12/1/40	956,285
903,716	Pool #AH0914, 4.50%, 11/1/40	980,468
469,905	Pool #AH0917, 4.00%, 12/1/40	502,496
652,851	Pool #AH1077, 4.00%, 1/1/41	698,130
765,261	Pool #AH2973, 4.00%, 12/1/40	818,336
432,721	Pool #AH2980, 4.00%, 1/1/41	462,733
973,969	Pool #AH5656, 4.00%, 1/1/41	1,041,519
240,383	Pool #AH5657, 4.00%, 2/1/41	257,055

18

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 493,872	Pool #AH5658, 4.00%, 2/1/41	$528,125
332,284	Pool #AH5662, 4.00%, 2/1/41	355,330
493,007	Pool #AH5882, 4.00%, 2/1/26	514,306
597,920	Pool #AH6764, 4.00%, 3/1/41	639,137
1,544,369	Pool #AH6768, 4.00%, 3/1/41	1,650,831
222,776	Pool #AH7277, 4.00%, 3/1/41	238,133
1,001,955	Pool #AH7281, 4.00%, 3/1/41	1,071,025
368,536	Pool #AH7526, 4.50%, 3/1/41	399,686
597,922	Pool #AH7537, 4.00%, 3/1/41	639,140
394,604	Pool #AH8878, 4.50%, 4/1/41	427,959
292,272	Pool #AH8885, 4.50%, 4/1/41	316,977
286,079	Pool #AH9050, 3.50%, 2/1/26	295,747
535,313	Pool #AI0114, 4.00%, 3/1/41	572,215
689,189	Pool #AI1846, 4.50%, 5/1/41	747,443
448,378	Pool #AI1847, 4.50%, 5/1/41	486,278
1,134,936	Pool #AI1848, 4.50%, 5/1/41	1,230,868
666,028	Pool #AI1849, 4.50%, 5/1/41	722,324
367,770	Pool #AJ0651, 4.00%, 8/1/41	393,122
306,725	Pool #AJ7668, 4.00%, 11/1/41	327,869
640,743	Pool #AJ9133, 4.00%, 1/1/42	684,913
637,410	Pool #AK6715, 3.50%, 3/1/42	669,664
845,874	Pool #AK6716, 3.50%, 3/1/42	888,677
660,835	Pool #AK6718, 3.50%, 2/1/42	694,275
435,521	Pool #AM0635, 2.55%, 10/1/22	435,521
874,102	Pool #AM1750, 3.04%, 12/1/30	915,562
2,864,186	Pool #AM4392, 3.79%, 10/1/23	3,040,199
231,687	Pool #AM6907, 3.68%, 10/1/32	251,308
1,457,862	Pool #AM7764, 3.05%, 1/1/27	1,539,085
916,884	Pool #AM8964, 2.65%, 5/1/25	944,176
477,060	Pool #AM9780, 3.31%, 3/1/31	513,659
350,000	Pool #AN0360, 3.95%, 12/1/45	384,719
1,066,862	Pool #AN0915, 3.01%, 2/1/26	1,121,753
313,104	Pool #AN1381, 2.56%, 8/1/26	321,782
945,083	Pool #AN2066, 2.75%, 7/1/26	968,881
1,000,000	Pool #AN2398, 2.52%, 7/1/28	1,026,472
962,854	Pool #AN2746, 2.30%, 9/1/26	975,604
983,846	Pool #AN3157, 2.25%, 10/1/26	993,870
476,783	Pool #AN3919, 2.82%, 12/1/26	497,091
1,145,000	Pool #AN4045, 3.15%, 1/1/29	1,198,953
863,287	Pool #AN5053, 3.34%, 4/1/27	925,296
210,308	Pool #AN6580, 3.36%, 9/1/29	227,089
968,223	Pool #AN7154, 3.21%, 10/1/32	1,035,455
974,964	Pool #AN7904, 3.44%, 12/1/27	1,039,545
487,543	Pool #AN7982, 2.80%, 1/1/26	503,115
2,000,000	Pool #AN8055, 3.05%, 1/1/30	2,117,766
984,038	Pool #AN9057, 3.47%, 4/1/28	1,052,153
983,840	Pool #AN9844, 3.80%, 7/1/30	1,085,590

19

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 749,952	Pool #AO2923, 3.50%, 5/1/42	$787,901
1,585,144	Pool #AO8029, 3.50%, 7/1/42	1,665,355
506,398	Pool #AP7483, 3.50%, 9/1/42	532,023
443,471	Pool #AQ6710, 2.50%, 10/1/27	448,345
1,591,726	Pool #AQ7193, 3.50%, 7/1/43	1,666,254
396,826	Pool #AR6928, 3.00%, 3/1/43	408,080
881,508	Pool #AS1916, 4.00%, 3/1/44	933,670
588,621	Pool #AS1917, 4.00%, 3/1/44	626,214
196,151	Pool #AS2129, 4.00%, 3/1/44	207,758
890,464	Pool #AS2439, 4.00%, 5/1/44	947,334
1,004,017	Pool #AS2784, 4.00%, 7/1/44	1,063,429
1,437,050	Pool #AS3244, 4.00%, 9/1/44	1,522,086
1,887,423	Pool #AS3494, 4.00%, 10/1/44	1,999,109
1,366,162	Pool #AS3726, 4.00%, 11/1/44	1,447,003
857,434	Pool #AS3728, 4.00%, 11/1/44	908,172
646,567	Pool #AS3929, 4.00%, 12/1/44	684,826
709,335	Pool #AS3930, 4.00%, 11/1/44	751,309
1,011,287	Pool #AS4070, 4.00%, 12/1/44	1,078,009
464,479	Pool #AS4390, 3.50%, 2/1/45	486,876
988,015	Pool #AS4732, 3.50%, 4/1/45	1,026,574
1,113,169	Pool #AS4905, 3.50%, 4/1/45	1,156,612
1,048,263	Pool #AS5341, 3.50%, 7/1/45	1,089,173
1,353,421	Pool #AS5576, 4.00%, 8/1/45	1,428,534
748,773	Pool #AS5919, 3.50%, 9/1/45	782,129
409,477	Pool #AS5922, 3.50%, 9/1/45	425,458
999,535	Pool #AS6303, 4.00%, 11/1/45	1,055,009
857,863	Pool #AS6469, 4.00%, 12/1/45	905,474
507,887	Pool #AS6607, 4.00%, 1/1/46	536,075
1,480,520	Pool #AS6778, 3.50%, 3/1/46	1,539,527
1,116,758	Pool #AS6958, 3.50%, 4/1/46	1,161,267
1,281,408	Pool #AS7138, 3.50%, 5/1/46	1,332,479
772,278	Pool #AS7139, 3.50%, 5/1/46	803,057
1,626,652	Pool #AS7334, 3.00%, 6/1/46	1,665,602
1,562,230	Pool #AS7335, 3.00%, 5/1/46	1,599,637
975,835	Pool #AS7336, 3.00%, 6/1/46	1,002,477
3,068,928	Pool #AS7504, 3.00%, 7/1/46	3,142,413
482,909	Pool #AS7516, 3.00%, 7/1/46	494,472
1,607,844	Pool #AS7517, 3.00%, 6/1/46	1,646,344
691,313	Pool #AS7518, 3.00%, 7/1/46	708,589
2,495,166	Pool #AS7674, 3.00%, 8/1/46	2,554,913
1,503,602	Pool #AS7676, 3.00%, 8/1/46	1,539,606
700,351	Pool #AS8077, 3.00%, 10/1/46	717,121
1,466,648	Pool #AS8289, 3.00%, 10/1/46	1,501,767
1,833,382	Pool #AS8441, 3.00%, 11/1/46	1,877,282
1,549,403	Pool #AS8633, 3.50%, 1/1/47	1,611,156
1,003,601	Pool #AS8776, 3.50%, 2/1/47	1,043,601
439,954	Pool #AS9308, 4.00%, 2/1/47	460,722
1,486,075	Pool #AS9381, 4.00%, 4/1/47	1,556,222

20

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
$1,413,841	Pool #AS9549, 4.00%, 5/1/47	$1,480,579
2,866,571	Pool #AS9550, 4.00%, 5/1/47	3,001,882
944,872	Pool #AS9727, 3.50%, 6/1/47	977,723
974,453	Pool #AS9729, 4.00%, 6/1/47	1,020,450
1,021,765	Pool #AS9825, 4.00%, 6/1/47	1,069,996
848,999	Pool #AT2688, 3.00%, 5/1/43	873,077
214,825	Pool #AT2691, 3.00%, 5/1/43	221,254
666,998	Pool #AT3963, 2.50%, 3/1/28	675,021
316,072	Pool #AT7873, 2.50%, 6/1/28	319,874
454,998	Pool #AU0971, 3.50%, 8/1/43	476,303
590,097	Pool #AU2165, 3.50%, 7/1/43	617,727
825,320	Pool #AU2188, 3.50%, 8/1/43	863,963
387,264	Pool #AU6054, 4.00%, 9/1/43	410,730
324,968	Pool #AU6718, 4.00%, 10/1/43	345,391
740,989	Pool #AU7003, 4.00%, 11/1/43	799,268
498,950	Pool #AU7005, 4.00%, 11/1/43	530,307
802,210	Pool #AV0679, 4.00%, 12/1/43	857,679
456,046	Pool #AV9282, 4.00%, 2/1/44	475,828
780,734	Pool #AW0993, 4.00%, 5/1/44	843,454
252,270	Pool #AW1565, 4.00%, 4/1/44	267,198
85,314	Pool #AW3671, 4.00%, 4/1/44	89,113
828,802	Pool #AW5046, 4.00%, 7/1/44	878,278
706,368	Pool #AW5047, 4.00%, 7/1/44	748,166
319,399	Pool #AW7040, 4.00%, 6/1/44	334,197
708,526	Pool #AW8629, 3.50%, 5/1/44	739,125
945,567	Pool #AX2884, 3.50%, 11/1/44	994,651
1,642,427	Pool #AX4860, 3.50%, 12/1/44	1,715,551
641,272	Pool #AY0075, 3.50%, 11/1/44	668,966
1,012,958	Pool #AY1389, 3.50%, 4/1/45	1,052,490
891,368	Pool #AY3435, 3.50%, 5/1/45	926,155
647,371	Pool #AY5571, 3.50%, 6/1/45	672,635
1,191,020	Pool #BC0802, 3.50%, 4/1/46	1,238,489
1,167,135	Pool #BC0804, 3.50%, 4/1/46	1,213,652
956,851	Pool #BC1135, 3.00%, 6/1/46	979,763
1,530,369	Pool #BD5021, 3.50%, 2/1/47	1,591,363
2,075,389	Pool #BD7140, 4.00%, 4/1/47	2,173,353
2,061,841	Pool #BE4232, 3.00%, 12/1/46	2,111,212
1,219,159	Pool #BE9743, 3.50%, 4/1/47	1,261,547
2,131,423	Pool #BH2665, 3.50%, 9/1/47	2,205,528
1,211,564	Pool #BH4659, 4.00%, 6/1/47	1,268,754
2,321,811	Pool #BJ0657, 4.00%, 2/1/48	2,414,458
1,040,541	Pool #BJ2670, 4.00%, 4/1/48	1,082,061
1,945,224	Pool #BJ5158, 4.00%, 4/1/48	2,022,844
921,936	Pool #BK7685, 4.00%, 10/1/48	958,737
1,307,275	Pool #BK7924, 4.00%, 11/1/48	1,359,439
1,856,628	Pool #BO1263, 3.50%, 6/1/49	1,923,659
1,499,635	Pool #BO3599, 3.00%, 9/1/49	1,522,382

21

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
$1,501,187	Pool #BO5263, 3.00%, 9/1/49	$1,523,958
2,474,376	Pool #CA0114, 3.50%, 8/1/47	2,560,405
799,096	Pool #CA0268, 3.50%, 8/1/47	827,951
2,839,735	Pool #CA0334, 3.50%, 9/1/47	2,938,467
2,721,636	Pool #CA0534, 3.50%, 10/1/47	2,816,262
1,169,973	Pool #CA0536, 3.50%, 10/1/47	1,210,651
1,080,969	Pool #CA0551, 4.00%, 10/1/47	1,131,994
927,500	Pool #CA0565, 3.50%, 10/1/47	959,748
1,543,138	Pool #CA0742, 3.50%, 11/1/47	1,596,790
1,032,839	Pool #CA0743, 3.50%, 11/1/47	1,070,135
1,176,030	Pool #CA0825, 3.50%, 12/1/47	1,216,919
1,427,080	Pool #CA0981, 3.50%, 12/1/47	1,476,697
1,756,478	Pool #CA1070, 3.50%, 1/1/48	1,817,548
1,143,345	Pool #CA1115, 3.50%, 1/1/48	1,183,096
1,478,306	Pool #CA1130, 3.50%, 1/1/48	1,529,704
1,524,501	Pool #CA1131, 3.50%, 2/1/48	1,577,505
1,825,818	Pool #CA1132, 3.50%, 1/1/48	1,889,298
1,850,758	Pool #CA1133, 3.50%, 2/1/48	1,915,105
1,925,465	Pool #CA1134, 3.50%, 1/1/48	1,992,409
1,599,375	Pool #CA1137, 3.50%, 2/1/48	1,654,983
1,847,113	Pool #CA1140, 3.50%, 1/1/48	1,911,334
1,824,346	Pool #CA1144, 3.50%, 2/1/48	1,887,775
4,443,917	Pool #CA1152, 3.50%, 2/1/48	4,598,423
1,045,129	Pool #CA1160, 3.50%, 2/1/48	1,088,057
1,107,074	Pool #CA1161, 3.50%, 2/1/48	1,140,580
817,672	Pool #CA1162, 3.50%, 2/1/48	846,101
1,428,391	Pool #CA1338, 4.00%, 3/1/48	1,485,388
1,816,664	Pool #CA1339, 3.50%, 3/1/48	1,871,646
1,559,141	Pool #CA1418, 4.00%, 3/1/48	1,621,355
823,433	Pool #CA1420, 4.00%, 3/1/48	857,335
1,091,584	Pool #CA1468, 4.00%, 3/1/48	1,135,141
2,450,260	Pool #CA1469, 4.00%, 3/1/48	2,548,032
1,108,137	Pool #CA1471, 4.00%, 3/1/48	1,152,371
4,005,073	Pool #CA1507, 4.00%, 4/1/48	4,164,886
1,070,263	Pool #CA1610, 3.50%, 3/1/48	1,102,655
1,252,973	Pool #CA1611, 4.00%, 4/1/48	1,304,561
1,065,300	Pool #CA1612, 3.50%, 4/1/48	1,095,383
1,176,589	Pool #CA1613, 4.00%, 4/1/48	1,223,538
1,371,534	Pool #CA2381, 4.00%, 9/1/48	1,426,261
993,296	Pool #CA2440, 4.00%, 9/1/48	1,032,931
1,013,371	Pool #CA2441, 4.00%, 10/1/48	1,053,822
537,419	Pool #CA2442, 4.00%, 10/1/48	566,936
1,092,538	Pool #CA2443, 4.00%, 10/1/48	1,136,148
1,105,446	Pool #CA2468, 4.00%, 10/1/48	1,149,572
911,546	Pool #CA2594, 4.00%, 11/1/48	964,722
952,609	Pool #CA2913, 4.00%, 1/1/49	990,621
1,554,726	Pool #CA2914, 4.00%, 1/1/49	1,616,763
2,042,010	Pool #CA3042, 4.00%, 1/1/49	2,123,521

22

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
$1,353,652	Pool #CA3043, 4.00%, 2/1/49	$1,407,686
2,645,094	Pool #CA3044, 4.50%, 2/1/49	2,786,976
1,157,925	Pool #CA3045, 4.50%, 1/1/49	1,224,511
182,671	Pool #CA3132, 4.00%, 2/1/49	190,192
710,101	Pool #CA3557, 3.50%, 5/1/49	729,289
1,419,282	Pool #CA3627, 3.50%, 6/1/49	1,457,634
2,198,196	Pool #CA3628, 3.50%, 6/1/49	2,257,596
1,170,761	Pool #CA3793, 3.50%, 6/1/49	1,202,397
275,142	Pool #CA3936, 3.50%, 7/1/49	282,577
546,269	Pool #CA4043, 3.00%, 8/1/49	554,555
1,259,815	Pool #CA4320, 3.00%, 9/1/49	1,278,925
52,862	Pool #MC0013, 5.50%, 12/1/38	59,458
86,370	Pool #MC0014, 5.50%, 12/1/38	97,146
70,764	Pool #MC0016, 5.50%, 11/1/38	79,593
68,196	Pool #MC0038, 4.50%, 3/1/39	73,946
47,341	Pool #MC0059, 4.00%, 4/1/39	50,615
83,756	Pool #MC0081, 4.00%, 5/1/39	89,548
44,375	Pool #MC0112, 4.50%, 6/1/39	48,116
89,031	Pool #MC0127, 4.50%, 7/1/39	96,537
57,147	Pool #MC0135, 4.50%, 6/1/39	61,964
495,349	Pool #MC0154, 4.50%, 8/1/39	537,110
89,110	Pool #MC0160, 4.50%, 8/1/39	96,622
208,419	Pool #MC0171, 4.50%, 9/1/39	225,990
303,152	Pool #MC0177, 4.50%, 9/1/39	328,710
121,148	Pool #MC0270, 4.50%, 3/1/40	131,437
354,017	Pool #MC0325, 4.50%, 7/1/40	384,084
90,472	Pool #MC0426, 4.50%, 1/1/41	98,155
330,707	Pool #MC0584, 4.00%, 1/1/42	353,505
158,600	Pool #MC0585, 4.00%, 1/1/42	169,533
62,572	Pool #MC3344, 5.00%, 12/1/38	68,937

		296,988,037

Freddie Mac — 15.60%
1,426,756	Pool #Q63813, 3.50%, 4/1/49	1,468,590
2,404,475	Pool #RA1234, 3.50%, 8/1/49	2,469,448
2,000,561	Pool #RA1382, 3.00%, 9/1/49	2,030,907
2,001,918	Pool #RA1383, 3.00%, 9/1/49	2,032,284
2,246,199	Pool #RA1470, 3.00%, 10/1/49	2,280,271
1,578,976	Pool #WA3103, 3.30%, 2/1/27	1,690,775
1,974,705	Pool #WN3000, 3.14%, 1/1/28	2,100,499
989,578	Pool #ZA4828, 4.00%, 3/1/47	1,036,276
772,906	Pool #ZA4891, 3.50%, 3/1/47	799,777
2,438,328	Pool #ZA4892, 4.00%, 5/1/47	2,553,391
1,819,320	Pool #ZA4893, 3.50%, 4/1/47	1,882,572
1,477,612	Pool #ZA4912, 3.50%, 5/1/47	1,528,985
1,827,350	Pool #ZA4913, 4.00%, 5/1/47	1,913,581
1,620,059	Pool #ZA5036, 3.50%, 9/1/47	1,676,383
2,076,337	Pool #ZA5070, 3.50%, 11/1/47	2,148,525

23

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 861,735	Pool #ZA5090, 3.50%, 11/1/47	$891,695
1,623,587	Pool #ZA5174, 3.50%, 12/1/47	1,680,034
4,716,993	Pool #ZA5238, 3.50%, 2/1/48	4,880,989
1,373,599	Pool #ZA5245, 3.50%, 1/1/48	1,421,355
3,024,313	Pool #ZA5253, 3.50%, 1/1/48	3,129,459
3,117,678	Pool #ZA5254, 4.00%, 1/1/48	3,264,799
1,002,825	Pool #ZA5308, 4.00%, 1/1/48	1,050,148
1,386,133	Pool #ZA5575, 4.00%, 7/1/48	1,443,213
1,061,624	Pool #ZA5637, 4.50%, 8/1/48	1,121,210
1,181,273	Pool #ZA5645, 4.00%, 8/1/48	1,231,869
430,677	Pool #ZA6576, 3.50%, 4/1/49	442,241
119,404	Pool #ZI0238, 5.00%, 6/1/33	131,199
206,896	Pool #ZI0412, 5.00%, 8/1/33	227,335
80,047	Pool #ZI0543, 4.50%, 8/1/33	85,614
32,424	Pool #ZI0548, 5.00%, 8/1/33	35,660
54,579	Pool #ZI0549, 5.00%, 8/1/33	60,026
37,020	Pool #ZI0743, 4.50%, 9/1/33	40,052
124,691	Pool #ZI0807, 5.00%, 9/1/33	137,008
76,563	Pool #ZI0959, 6.00%, 10/1/33	81,587
251,440	Pool #ZI1023, 5.50%, 11/1/33	282,658
42,393	Pool #ZI1352, 5.50%, 12/1/33	47,657
103,112	Pool #ZI1353, 5.50%, 1/1/34	115,914
224,280	Pool #ZI1493, 5.50%, 1/1/34	252,125
164,986	Pool #ZI1524, 5.50%, 2/1/34	185,470
78,339	Pool #ZI1630, 5.50%, 3/1/34	88,254
175,865	Pool #ZI1689, 5.50%, 4/1/34	198,123
94,804	Pool #ZI1802, 5.50%, 4/1/34	106,803
155,658	Pool #ZI1991, 5.00%, 5/1/34	171,397
284,124	Pool #ZI2332, 5.00%, 6/1/34	312,853
164,292	Pool #ZI2333, 5.00%, 6/1/34	180,903
3,069	Pool #ZI2830, 5.00%, 11/1/34	3,380
172,242	Pool #ZI2888, 6.00%, 12/1/34	187,930
228,328	Pool #ZI2939, 5.50%, 12/1/34	257,226
167,748	Pool #ZI3102, 5.00%, 1/1/35	184,709
92,632	Pool #ZI3254, 5.50%, 4/1/35	104,744
196,557	Pool #ZI3507, 5.00%, 9/1/35	216,264
176,640	Pool #ZI3713, 5.00%, 5/1/35	194,349
87,275	Pool #ZI3919, 5.00%, 12/1/35	96,024
89,160	Pool #ZI4118, 5.50%, 1/1/36	100,818
104,981	Pool #ZI4119, 5.00%, 1/1/36	115,506
158,616	Pool #ZI4120, 5.50%, 1/1/36	179,354
228,308	Pool #ZI4200, 5.50%, 2/1/36	258,159
95,873	Pool #ZI4201, 6.00%, 2/1/36	102,262
256,039	Pool #ZI4429, 5.00%, 6/1/35	281,708
138,633	Pool #ZI4521, 5.50%, 7/1/35	156,759
193,115	Pool #ZI4572, 5.50%, 8/1/35	218,364
85,049	Pool #ZI4605, 5.50%, 9/1/35	96,169
139,337	Pool #ZI4606, 5.50%, 9/1/35	157,555

24

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 125,668	Pool #ZI4704, 5.00%, 11/1/35	$138,267
133,494	Pool #ZI4705, 5.00%, 11/1/35	146,877
80,422	Pool #ZI4706, 5.50%, 11/1/35	90,937
143,556	Pool #ZI4855, 6.00%, 5/1/36	152,769
78,345	Pool #ZI4882, 6.00%, 5/1/36	84,490
254,173	Pool #ZI4979, 6.00%, 6/1/36	275,521
9,022	Pool #ZI4980, 6.50%, 6/1/36	9,030
71,449	Pool #ZI5006, 6.00%, 6/1/36	74,162
182,523	Pool #ZI5896, 5.50%, 4/1/37	206,101
188,720	Pool #ZI5912, 5.50%, 4/1/37	213,099
78,517	Pool #ZI6164, 5.50%, 5/1/37	88,659
137,389	Pool #ZI6186, 6.00%, 6/1/37	147,398
97,871	Pool #ZI6311, 5.50%, 6/1/37	110,514
144,870	Pool #ZI6352, 5.50%, 7/1/37	163,584
206,997	Pool #ZI6583, 5.50%, 8/1/37	233,737
126,412	Pool #ZI6598, 6.00%, 8/1/37	135,062
197,448	Pool #ZI6814, 6.00%, 10/1/37	219,921
59,441	Pool #ZI6976, 5.50%, 7/1/37	67,120
86,161	Pool #ZI7383, 5.00%, 4/1/38	94,919
554,215	Pool #ZI9925, 5.00%, 4/1/40	610,952
153,133	Pool #ZJ0038, 4.50%, 5/1/40	166,140
418,896	Pool #ZJ0482, 4.50%, 9/1/40	454,476
395,747	Pool #ZJ0844, 4.00%, 12/1/40	423,196
258,945	Pool #ZJ1058, 4.00%, 12/1/40	276,905
200,013	Pool #ZJ1264, 4.00%, 1/1/41	213,886
433,718	Pool #ZJ1444, 4.00%, 3/1/41	463,623
364,224	Pool #ZJ1445, 4.50%, 3/1/41	394,996
29,139	Pool #ZJ4162, 7.50%, 2/1/30	29,655
95,452	Pool #ZJ5032, 6.50%, 5/1/31	103,019
46,595	Pool #ZJ5104, 6.50%, 6/1/31	49,019
39,279	Pool #ZJ5458, 6.50%, 11/1/31	40,831
41,512	Pool #ZJ5928, 6.50%, 3/1/32	43,132
149,124	Pool #ZJ6638, 6.00%, 11/1/32	164,669
74,501	Pool #ZJ6955, 5.50%, 3/1/33	83,750
53,449	Pool #ZJ6956, 5.50%, 3/1/33	60,085
9,542	Pool #ZJ9911, 5.00%, 1/1/21	9,545
319,212	Pool #ZK4661, 2.50%, 11/1/27	322,718
144,117	Pool #ZL1284, 4.50%, 4/1/41	156,293
633,509	Pool #ZL2630, 3.50%, 12/1/41	665,444
360,865	Pool #ZL2708, 3.50%, 1/1/42	379,056
302,578	Pool #ZL2750, 4.00%, 2/1/42	323,441
1,177,384	Pool #ZL5676, 3.00%, 4/1/43	1,210,771
897,052	Pool #ZL6090, 3.00%, 6/1/43	922,490
667,607	Pool #ZL6097, 3.00%, 6/1/43	686,538
923,371	Pool #ZL9372, 3.00%, 4/1/45	947,187
790,305	Pool #ZL9669, 3.50%, 6/1/45	821,132
782,116	Pool #ZM1422, 3.50%, 7/1/46	813,270

25

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
$1,009,430	Pool #ZM1423, 3.50%, 7/1/46	$1,049,640
1,271,990	Pool #ZM1736, 3.00%, 9/1/46	1,302,443
1,374,039	Pool #ZM1738, 3.00%, 9/1/46	1,406,935
895,163	Pool #ZM8750, 4.00%, 9/1/48	930,888
1,080,744	Pool #ZN1022, 4.00%, 11/1/48	1,122,711
26,190	Pool #ZN5269, 6.50%, 10/1/31	26,431
51,014	Pool #ZN5316, 5.00%, 5/1/34	56,172
77,721	Pool #ZN5321, 5.50%, 5/1/34	87,557
47,326	Pool #ZN5322, 5.50%, 5/1/34	53,316
78,254	Pool #ZN5323, 5.50%, 6/1/34	88,158
55,569	Pool #ZN5332, 5.00%, 11/1/34	61,188
53,087	Pool #ZN5333, 5.50%, 11/1/34	59,805
444	Pool #ZN5687, 5.00%, 11/1/19	444
555	Pool #ZN5688, 5.50%, 11/1/19	555
799	Pool #ZN5689, 5.00%, 11/1/19	799
986,300	Series 2017-SB42, Class A10F, 2.96%, 10/25/27(a)	1,020,131
3,658,337	Series 2018-SB47, Class A10F, 3.35%, 1/25/28(a)	3,840,472
485,322	Series 2018-SB52, Class A10F, 3.48%, 6/25/28(a)	511,348
1,082,490	Series 2018-SB53, Class A10F, 3.66%, 6/25/28(a)	1,158,759
1,468,499	Series 2018-SB56, Class A10F, 3.70%, 10/25/28(a)	1,586,223
1,997,864	Series 2019-SB63, Class A10F, 2.78%, 3/25/29(a)	2,059,101
799,323	Series 2019-SB64, Class A10F, 2.71%, 5/25/29(a)	820,880
2,698,117	Series 2019-SB65, Class A5F, 1.99%, 5/25/24(a)	2,695,623
1,000,000	Series 2019-SB66, Class A5H, 2.32%, 6/25/39(b),(c)	1,004,126
1,000,000	Series-K158, Class A2, 3.90%, 12/25/30(a)	1,149,086

		89,402,371

Ginnie Mae — 21.11%
82,475	Pool #409117, 5.50%, 6/20/38	86,944
656,329	Pool #442423, 4.00%, 9/20/41	698,795
93,019	Pool #487643, 5.00%, 2/15/39	97,655
228,813	Pool #616936, 5.50%, 1/15/36	271,481
238,297	Pool #617904, 5.75%, 9/15/23	238,566
1,214,165	Pool #618363, 4.00%, 9/20/41	1,292,725
435,568	Pool #624106, 5.13%, 3/15/34	435,950
307,758	Pool #654705, 4.00%, 9/20/41	327,670
389,886	Pool #664269, 5.85%, 6/15/38	389,337
23,985	Pool #675509, 5.50%, 6/15/38	24,274
157,616	Pool #697672, 5.50%, 12/15/38	171,825
264,937	Pool #697814, 5.00%, 2/15/39	281,269
350,049	Pool #697885, 4.50%, 3/15/39	378,153
107,428	Pool #698112, 4.50%, 5/15/39	116,053
501,838	Pool #698113, 4.50%, 5/15/39	542,129
125,660	Pool #699294, 5.63%, 9/20/38	137,377
1,366,395	Pool #713519, 6.00%, 7/15/39	1,614,643
111,952	Pool #714561, 4.50%, 6/15/39	120,940
267,509	Pool #716822, 4.50%, 4/15/39	288,987
228,394	Pool #716823, 4.50%, 4/15/39	246,731

26

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 115,268	Pool #717132, 4.50%, 5/15/39	$124,522
496,227	Pool #720080, 4.50%, 6/15/39	536,068
277,272	Pool #724629, 5.00%, 7/20/40	302,955
720,531	Pool #726550, 5.00%, 9/15/39	804,572
267,401	Pool #729018, 4.50%, 2/15/40	288,870
361,532	Pool #729346, 4.50%, 7/15/41	392,876
402,863	Pool #738844, 3.50%, 10/15/41	423,566
159,510	Pool #738845, 3.50%, 10/15/41	167,707
1,012,212	Pool #738862, 4.00%, 10/15/41	1,078,901
311,602	Pool #747241, 5.00%, 9/20/40	340,464
744,779	Pool #748654, 3.50%, 9/15/40	784,701
148,015	Pool #748846, 4.50%, 9/20/40	159,068
396,149	Pool #757016, 3.50%, 11/15/40	417,384
292,756	Pool #757017, 4.00%, 12/15/40	311,966
533,965	Pool #759297, 4.00%, 1/20/41	568,583
236,855	Pool #759298, 4.00%, 2/20/41	252,210
255,967	Pool #762877, 4.00%, 4/15/41	272,831
176,602	Pool #763564, 4.50%, 5/15/41	193,025
378,472	Pool #770481, 4.00%, 8/15/41	404,538
44,107	Pool #770482, 4.50%, 8/15/41	48,272
451,635	Pool #770517, 4.00%, 8/15/41	481,746
362,872	Pool #770529, 4.00%, 8/15/41	387,066
315,158	Pool #770537, 4.00%, 8/15/41	336,170
361,410	Pool #770738, 4.50%, 6/20/41	388,124
509,553	Pool #779592, 4.00%, 11/20/41	542,522
122,510	Pool #779593, 4.00%, 11/20/41	130,436
456,205	Pool #AA6312, 3.00%, 4/15/43	471,170
491,879	Pool #AA6424, 3.00%, 5/15/43	508,015
1,038,075	Pool #AB2733, 3.50%, 8/15/42	1,091,282
2,004,767	Pool #AB2745, 3.00%, 8/15/42	2,071,790
1,503,035	Pool #AB2841, 3.00%, 9/15/42	1,553,284
502,127	Pool #AB2843, 3.00%, 9/15/42	518,914
119,672	Pool #AB2852, 3.50%, 9/15/42	126,372
489,243	Pool #AE6946, 3.00%, 6/15/43	505,292
178,482	Pool #AE8253, 4.00%, 2/20/44	189,279
504,150	Pool #AG8915, 4.00%, 2/20/44	536,915
942,144	Pool #AK6446, 3.00%, 1/15/45	971,105
719,540	Pool #AK7036, 3.00%, 4/15/45	741,820
823,936	Pool #AO3594, 3.50%, 8/20/45	860,814
339,593	Pool #AO8336, 3.50%, 9/20/45	355,377
832,631	Pool #AP3887, 3.50%, 9/20/45	871,333
619,555	Pool #AR4919, 3.50%, 3/20/46	646,477
899,133	Pool #AR4970, 3.50%, 4/20/46	938,204
1,090,113	Pool #AR9008, 3.00%, 5/20/46	1,123,147
741,315	Pool #AS2921, 3.50%, 4/20/46	773,528
572,237	Pool #AS4332, 3.00%, 6/20/46	589,577
820,352	Pool #AS5511, 3.50%, 3/20/46	856,000

27

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
$1,297,687	Pool #AX7237, 3.50%, 11/20/46	$1,354,078
707,433	Pool #BO2104, 3.00%, 8/20/49	726,099
700,000	Series 2012-100, Class B, 2.31%, 11/16/51(a)	693,821
1,773,272	Series 2012-107, Class A, 1.15%, 1/16/45	1,693,060
1,600,000	Series 2012-112, Class B, 2.61%, 1/16/53(a)	1,614,427
1,906,639	Series 2012-115, Class A, 2.13%, 4/16/45	1,885,182
2,211,466	Series 2012-120, Class A, 1.90%, 2/16/53	2,166,369
1,068,313	Series 2012-131, Class A, 1.90%, 2/16/53	1,046,480
470,927	Series 2012-144, Class AD, 1.77%, 1/16/53	460,778
6,000,000	Series 2012-33, Class B, 2.89%, 3/16/46	6,114,138
115,305	Series 2012-35, Class C, 3.25%, 11/16/52(a)	118,507
8,000,000	Series 2012-58, Class B, 2.20%, 3/16/44	7,921,464
286,270	Series 2012-70, Class A, 1.73%, 5/16/42	284,184
205,769	Series 2012-72, Class A, 1.72%, 5/16/42	204,868
1,284,320	Series 2012-78, Class A, 1.68%, 3/16/44	1,271,446
622,290	Series 2013-101, Class AG, 1.76%, 4/16/38	617,849
630,303	Series 2013-105, Class A, 1.71%, 2/16/37	624,589
804,820	Series 2013-107, Class A, 2.00%, 5/16/40	799,871
381,166	Series 2013-126, Class BK, 2.45%, 10/16/47(a)	381,615
256,345	Series 2013-127, Class A, 2.00%, 3/16/52	255,129
575,179	Series 2013-17, Class A, 1.13%, 1/16/49	554,459
637,997	Series 2013-29, Class AB, 1.77%, 10/16/45	627,630
631,295	Series 2013-33, Class A, 1.06%, 7/16/38	613,662
1,816,781	Series 2013-63, Class AB, 1.38%, 3/16/45	1,763,543
848,516	Series 2013-97, Class AC, 2.00%, 6/16/45	838,491
558,379	Series 2014-148, Class A, 2.65%, 11/16/43	559,320
1,833,576	Series 2014-172, Class AF, 2.50%, 9/16/41	1,833,983
104,382	Series 2014-54, Class AB, 2.62%, 10/16/43	104,375
294,624	Series 2014-77, Class AC, 2.35%, 10/16/40	294,157
540,802	Series 2014-82, Class AB, 2.40%, 5/16/45	541,499
109,918	Series 2015-107, Class AB, 2.50%, 11/16/49	110,391
2,467,283	Series 2015-114, Class AD, 2.50%, 11/15/51	2,481,365
932,036	Series 2015-128, Class AD, 2.50%, 12/16/50	937,158
701,490	Series 2015-130, Class AH, 2.90%, 8/16/47(a)	711,699
2,331,677	Series 2015-135, Class AC, 2.35%, 4/16/49	2,326,112
961,531	Series 2015-136, Class AC, 2.50%, 3/16/47	967,001
661,930	Series 2015-15, Class A, 2.00%, 11/16/48	651,137
1,382,724	Series 2015-154, Class AD, 2.50%, 5/16/54	1,387,411
793,708	Series 2015-171, Class DA, 2.37%, 3/16/46	793,107
1,070,080	Series 2015-2, Class A, 2.50%, 12/16/44	1,072,282
1,266,012	Series 2015-22, Class A, 2.40%, 8/16/47	1,269,253
1,818,856	Series 2015-70, Class AB, 2.30%, 11/16/48	1,809,517
332,727	Series 2015-75, Class A, 3.00%, 2/16/44	336,930
307,508	Series 2015-98, Class AB, 2.20%, 11/16/43	306,527
613,861	Series 2016-11, Class AD, 2.25%, 11/16/43	612,780
840,993	Series 2016-14, Class AB, 2.15%, 8/16/42	837,020
1,726,433	Series 2016-152, Class EA, 2.20%, 8/15/58	1,710,370
2,330,092	Series 2016-157, Class AC, 2.00%, 11/16/50	2,286,066

28

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 856,814	Series 2016-26, Class A, 2.25%, 12/16/55	$855,173
698,563	Series 2016-28, Class AB, 2.40%, 11/16/55	699,871
735,883	Series 2016-36, Class AB, 2.30%, 6/16/56	734,332
795,706	Series 2016-39, Class AH, 2.50%, 9/16/44	799,874
1,010,889	Series 2016-50, Class A, 2.30%, 7/16/52	1,009,035
2,188,131	Series 2016-64, Class CA, 2.30%, 3/16/45	2,186,488
1,861,333	Series 2016-67, Class A, 2.30%, 7/16/56	1,859,820
931,472	Series 2016-94, Class AC, 2.20%, 8/16/57	922,790
772,745	Series 2016-96, Class BA, 1.95%, 3/16/43	765,154
1,383,298	Series 2017-127, Class AB, 2.50%, 2/16/59	1,386,813
1,454,064	Series 2017-135, Class AE, 2.60%, 10/16/58	1,466,166
957,195	Series 2017-140, Class A, 2.50%, 2/16/59	959,348
481,496	Series 2017-157, Class AH, 2.55%, 2/16/53	484,334
1,884,180	Series 2017-41, Class AC, 2.25%, 3/16/57	1,877,627
1,143,617	Series 2017-46, Class A, 2.50%, 11/16/57	1,146,169
2,077,748	Series 2017-71, Class AS, 2.70%, 4/16/57	2,103,023
918,188	Series 2017-9, Class AE, 2.40%, 9/16/50	917,805
3,718,673	Series 2017-94, Class AH, 2.60%, 2/16/59	3,749,295
1,172,541	Series 2018-2, Class AD, 2.40%, 3/16/59	1,172,683
919,095	Series 2018-26, Class AD, 2.50%, 3/16/52	924,463
2,428,039	Series 2018-3, Class AG, 2.50%, 10/16/58	2,436,159

		121,227,963

Total U.S. Government Agency Backed Mortgages		507,618,371

(Cost $496,657,846)

U.S. Government Agency Obligations — 4.54%
Small Business Administration — 4.52%
270,739	0.88%, 1/1/32(c)	282,237
4,177,115	1.26%, 7/18/30(c),(d),(e)	73,601
234,827	(Prime Index - 2.600%), 2.90%, 7/25/41(f)	235,043
594,316	(Prime Index - 2.600%), 2.90%, 9/25/41(f)	594,873
343,117	(Prime Index - 2.600%), 2.90%, 9/25/41(f)	343,437
615,808	(Prime Index - 2.600%), 2.90%, 7/25/42(f)	616,452
1,736,212	(Prime Index - 2.550%), 2.95%, 7/25/42(f)	1,740,440
367,548	(Prime Index - 2.525%), 2.98%, 11/25/41(f)	368,670
823,013	(Prime Index - 2.500%), 3.00%, 2/25/28(f)	825,852
25,351	3.36%, 7/1/21(c)	25,819
852,458	3.36%, 7/8/24(c),(f)	896,639
338,615	3.85%, 9/16/34(c)	359,146
1,045,064	(Prime Index - 1.400%), 4.10%, 7/25/41(f)	1,085,613
2,303,687	(Prime Index - 0.675%), 4.83%, 9/25/43(f)	2,465,106
500,628	(Prime Index - 0.402%), 5.10%, 11/25/27(f)	523,786
37,886	5.13%, 2/28/24(c)	39,617
335,206	(Prime Index - 0.180%), 5.32%, 2/25/40(f)	357,971
723,569	(Prime Index - 0.026%), 5.47%, 7/25/29(f)	773,546
138,055	(Prime Index + 0.033%), 5.53%, 12/25/40(f)	150,537

29

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 959,430	(Prime Index + 0.116%), 5.62%, 8/25/29(f)	$1,031,111
815,359	(Prime Index + 0.147%), 5.65%, 6/25/29(f)	877,760
756,307	(Prime Index + 0.183%), 5.68%, 11/25/28(f)	802,685
206,267	(Prime Index + 0.355%), 5.86%, 2/25/26(f)	216,719
97,804	(Prime Index + 0.687%), 5.94%, 8/25/27(f)	103,724
124,818	(Prime Index + 0.700%), 6.20%, 2/25/28(f)	133,720
790,685	(Prime Index + 0.699%), 6.20%, 3/25/30(f)	862,262
527,713	(Prime Index + 0.770%), 6.27%, 9/25/28(f)	571,012
724,627	(Prime Index + 0.792%), 6.29%, 2/25/28(f)	777,404
227,243	(Prime Index + 0.812%), 6.31%, 6/25/28(f)	243,596
1,131,597	(Prime Index + 0.805%), 6.31%, 6/25/29(f)	1,220,002
482,489	(Prime Index + 0.815%), 6.32%, 3/25/29(f)	523,063
904,422	(Prime Index + 0.825%), 6.33%, 5/25/29(f)	981,843
288,064	(Prime Index + 0.838%), 6.34%, 2/25/30(f)	314,952
686,445	(Prime Index + 0.849%), 6.35%, 2/25/29(f)	746,801
650,637	(Prime Index + 0.887%), 6.39%, 7/25/30(f)	713,542
240,158	(Prime Index + 0.916%), 6.42%, 1/25/29(f)	258,731
361,189	(Prime Index + 0.926%), 6.43%, 5/25/29(f)	397,574
122,562	(Prime Index + 0.933%), 6.43%, 7/25/29(f)	135,827
534,802	(Prime Index + 0.963%), 6.46%, 7/25/29(f)	584,932
126,419	(Prime Index + 0.978%), 6.48%, 11/25/28(f)	138,246
255,859	(Prime Index + 1.055%), 6.56%, 9/25/29(f)	282,720
1,042,662	(Prime Index + 1.136%), 6.64%, 9/25/28(f)	1,131,785
560,139	(Prime Index + 1.193%), 6.69%, 5/25/29(f)	612,239
99,377	(Prime Index + 1.197%), 6.70%, 11/25/26(f)	106,229
205,496	(Prime Index + 1.226%), 6.73%, 6/25/29(f)	229,073
61,482	(Prime Index + 1.598%), 7.10%, 7/25/28(f)	67,165
100,000	9.08%, 9/25/29(c)	116,655

		25,939,757

United States Department of Agriculture — 0.02%
117,860	5.38%, 10/26/22(c)	122,378

Total U.S. Government Agency Obligations		26,062,135

(Cost $26,507,335)

Municipal Bonds — 3.33%
California — 0.82%
900,000	California Statewide Communities Development Authority Revenue, Series B, 5.25%, 10/20/42, (Credit Support: Ginnie Mae), Callable 11/12/19 @ 100	901,134
1,000,000	City & County of San Francisco Affordable Housing GO, Series F, 2.39%, 6/15/26	1,007,590
1,675,000	City of Los Angeles Housing GO, Series A, 2.95%, 9/1/28, Callable 9/1/27 @ 100	1,750,626
1,000,000	City of Los Angeles Housing GO, Series A, 3.15%, 9/1/30, Callable 9/1/27 @ 100	1,050,120

		4,709,470

30

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
Colorado — 0.08%
$ 445,688	Colorado Housing & Finance Authority Revenue, Series V, 3.40%, 11/1/45, (Credit Support: FHA)	$465,575

District of Columbia — 0.14%
741,829	District of Columbia Housing Finance Agency Refunding Revenue, 3.24%, 3/1/49, (Credit Support: FHA)	803,237

Georgia — 0.18%
1,000,000	Atlanta Development Authority Revenue, 2.87%, 12/1/26	1,037,340

Illinois — 0.17%
260,000	City of Chicago Multi Family Revenue, Mercy Preservation Project, 4.55%, 8/1/26, (Credit Support: Freddie Mac), Callable 8/1/20 @ 100	265,832
692,091	Illinois State Housing Development Authority Revenue, Series A, 2.63%, 3/1/48, (Credit Support: FHA)	705,469

		971,301

Massachusetts — 0.14%
575,000	Massachusetts Housing Finance Agency Revenue, Series 170, 2.61%, 12/1/19	575,328
205,000	Massachusetts Housing Finance Agency Revenue, Series 170, 3.09%, 6/1/20	206,213

		781,541

Minnesota — 0.09%
488,567	City of Minnetonka Housing Revenue, Series A, 3.00%, 11/1/34, (Credit Support: Fannie Mae)	518,996

Missouri — 0.59%
3,051,382	Missouri Housing Development Commission Revenue, Series 1, 3.75%, 3/1/42, (Credit Support: FHA), Callable 3/1/25 @ 100	3,391,947

31

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
New York — 0.95%
$ 400,000	New York City Housing Development Corp. Revenue, Series G, 1.93%, 11/1/21	$399,252
170,000	New York City Housing Development Corp. Revenue, Series G, 2.04%, 5/1/22	169,988
100,000	New York City Housing Development Corp. Revenue, Series G, 2.14%, 11/1/22	100,192
200,000	New York City Housing Development Corp. Revenue, Series G, 2.37%, 5/1/24	200,438
40,000	New York City Housing Development Corp. Revenue, Series G, 2.47%, 11/1/24	40,133
300,000	New York City Housing Development Corp. Revenue, Series G, 2.62%, 5/1/26, Callable 11/1/25 @ 100	301,287
500,000	New York City Housing Development Corp. Revenue, Series B, 3.56%, 11/1/26, Callable 2/1/26 @ 100	529,100
1,000,000	New York City Housing Development Corp. Revenue, Series B, 3.61%, 11/1/27, Callable 2/1/26 @ 100	1,060,530
500,000	New York City Housing Development Corp. Revenue, State of New York Mortgage Agency, 3.33%, 2/1/28, (Credit Support: SONYMA), Callable 8/1/25 @ 100	519,270
500,000	New York City Housing Development Corp. Revenue, Series B, 3.81%, 11/1/29, Callable 2/1/26 @ 100	535,920
570,000	New York State Housing Finance Agency Revenue, Series A, 4.50%, 11/15/27, Callable 11/12/19 @ 100	571,077
1,000,000	New York State Housing Finance Agency Revenue, Series A, 4.65%, 11/15/38, Callable 11/12/19 @ 100	1,008,320

		5,435,507

Vermont — 0.02%
100,000	Vermont Housing Finance Agency Revenue, 3.45%, 11/1/29	108,405

Washington — 0.15%
800,000	City of Seattle WA GO, Series B, 3.38%, 12/1/28, Callable 12/1/27 @ 100	863,216

Total Municipal Bonds		19,086,535

(Cost $18,070,803)

Collateralized Mortgage Obligations — 1.51%
8,745,000	Stru Key-1951 Coll, 2.30%, 10/1/31(c)	8,664,443

Total Collateralized Mortgage Obligations		8,664,443

(Cost $8,805,463)

32

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Principal Amount		Value
Corporate Bonds — 0.29%
Consumer, Non-cyclical — 0.06%
$ 370,000	Montefiore Medical Center, 2.15%, 10/20/26	$365,777

Financial — 0.23%
1,250,000	Century Housing Corp., 4.00%, 11/1/21	1,284,422

Total Corporate Bonds (Cost $1,620,000)		1,650,199

Shares
Investment Company — 3.57%
20,490,644	U.S. Government Money Market Fund, RBC Institutional Class 1(g)	20,490,644

Total Investment Company		20,490,644

(Cost $20,490,644)

Total Investments (Cost $572,152,091)(h) — 101.72%		$583,572,327

Liabilities in excess of other assets — (1.72)%		(9,860,599)

NET ASSETS — 100.00%		$573,711,728

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	Floating rate note. Rate shown is as of report date.

(c)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(d)	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(f)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2019.

(g)	Affiliated investment.

(h)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

33

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2019

Financial futures contracts as of September 30, 2019:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
Two Year U.S. Treasury Note	35	December 2019	$(22,148)	USD	$7,542,500	Barclays Capital Group

Total			$(22,148)

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
30 Year U.S. Ultra Treasury Bond	21	December 2019	$ 88,656	USD	$4,030,031	Barclays Capital Group
Five Year U.S. Treasury Note	76	December 2019	55,812	USD	9,055,281	Barclays Capital Group
Ten Year Ultra U.S. Treasury Bonds	180	December 2019	321,422	USD	25,633,125	Barclays Capital Group

Total			$465,890

Abbreviations used are defined below:

FHA - Insured by Federal Housing Administration

GO - General Obligations

USD - United States Dollar

See Notes to the Financial Statements.

34

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund

September 30, 2019

Principal Amount		Value
U.S. Government Agency Backed Mortgages — 46.20%
Fannie Mae — 24.75%
$ 92,335	Pool #468942, 4.67%, 9/1/26	$103,958
92,008	Pool #AM4271, 4.41%, 9/1/28	104,050
146,163	Pool #AM4668, 3.76%, 11/1/23	155,345
137,465	Pool #AM4724, 3.95%, 11/1/25	150,071
50,000	Pool #AN0360, 3.95%, 12/1/45	54,960
94,422	Pool #AN1381, 2.56%, 8/1/26	97,039
50,000	Pool #AN6149, 3.14%, 7/1/32	53,016
97,238	Pool #AN7868, 3.06%, 12/1/27	103,029
97,330	Pool #AN8300, 3.03%, 2/1/30	102,799
98,570	Pool #AN8422, 3.71%, 4/1/33	108,771
100,000	Pool #AN8458, 2.97%, 2/1/25	104,271
246,499	Pool #AN9483, 3.43%, 6/1/28	267,331
86,402	Pool #BJ0657, 4.00%, 2/1/48	89,850
95,290	Pool #BJ2670, 4.00%, 4/1/48	99,092
95,638	Pool #BJ3178, 4.00%, 11/1/47	102,092
97,353	Pool #BJ3251, 4.00%, 1/1/48	101,948
86,121	Pool #BJ4987, 4.00%, 3/1/48	91,700
97,552	Pool #BJ5158, 4.00%, 4/1/48	101,445
97,282	Pool #BJ9439, 4.00%, 2/1/48	101,302
97,659	Pool #BJ9477, 4.00%, 4/1/48	103,022
147,932	Pool #BK7924, 4.00%, 11/1/48	153,835
99,171	Pool #BL1459, 3.84%, 2/1/29	109,437
250,000	Pool #BL1581, 3.89%, 2/1/29	276,335
398,141	Pool #BO1263, 3.50%, 6/1/49	412,515
86,999	Pool #CA1066, 4.00%, 1/1/48	91,106
87,592	Pool #CA1068, 3.50%, 1/1/48	90,637
148,096	Pool #CA2595, 4.50%, 11/1/48	156,040
117,437	Pool #CA2597, 4.00%, 11/1/48	122,123
148,032	Pool #CA2912, 4.00%, 12/1/48	155,263
297,268	Pool #CA3132, 4.00%, 2/1/49	309,507
297,267	Pool #CA3174, 4.00%, 2/1/49	308,949
464,039	Pool #CA3405, 3.50%, 4/1/49	477,314
577,347	Pool #CA3451, 3.50%, 5/1/49	592,948
382,723	Pool #CA3456, 3.50%, 5/1/49	396,615

		5,847,715

Freddie Mac — 15.64%
147,785	Pool #Q59453, 4.00%, 11/1/48	153,596
97,443	Pool #V84044, 4.00%, 1/1/48	102,089
98,033	Pool #V84506, 4.00%, 7/1/48	102,117
98,335	Pool #V84836, 4.00%, 11/1/48	102,308
198,147	Pool #V85041, 4.50%, 1/1/49	209,367
296,742	Pool #V85181, 4.00%, 2/1/49	308,860
297,066	Pool #V85264, 3.50%, 3/1/49	305,189
297,420	Pool #V85351, 4.00%, 3/1/49	309,566
449,784	Pool #V85365, 3.50%, 4/1/49	462,083

35

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2019

Principal Amount		Value
$425,637	Pool #V85381, 3.50%, 4/1/49	$437,276
397,092	Pool #V85445, 3.50%, 4/1/49	407,950
246,437	Series 2018-KF57, Class A, (LIBOR USD 1-Month + 0.540%), 2.63%, 12/25/28(a)	246,437
86,474	Series 2018-SB45, Class A10F, 3.16%, 11/25/27(b)	90,426
93,804	Series 2018-SB47, Class A10F, 3.35%, 1/25/28(b)	98,474
93,523	Series 2018-SB48, Class A10F, 3.37%, 2/25/28(b)	99,776
248,895	Series 2019-SB59, Class A10F, 3.47%, 1/25/29(b)	260,304

		3,695,818

Ginnie Mae — 1.61%
96,965	Pool #BB3740, 4.00%, 11/15/47	102,364
97,523	Pool #BE3008, 4.00%, 4/20/48	103,141
83,753	Series 2018-2, Class AD, 2.40%, 3/16/59	83,763
91,909	Series 2018-26, Class AD, 2.50%, 3/16/52	92,446

		381,714

Overseas Private Investment Corp. — 4.20%
249,786	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 7/7/40(a)	249,785
250,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 4/20/35(a)	249,688
250,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 7/5/38(a)	250,000
240,765	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 10/10/25(a)	240,765

		990,238

Total U.S. Government Agency Backed Mortgages		10,915,485

(Cost $10,662,301)

Corporate Bonds — 27.49%
Communications — 1.56%
150,000	Verizon Communications, Inc., 3.88%, 2/8/29	164,718
175,000	Vodafone Group Plc, 5.25%, 5/30/48	202,541

		367,259

Consumer, Cyclical — 0.85%
200,000	Starbucks Corp., 2.45%, 6/15/26	201,543

Consumer, Non-cyclical — 16.35%
250,000	Advocate Health Corp., 0.00%, 11/13/19	249,372
275,000	Amgen, Inc., 3.20%, 11/2/27	287,318
350,000	Becton Dickinson and Co., 3.36%, 6/6/24	364,593
100,000	Bristol-Myers Squibb Co., 3.20%, 6/15/26(c)	104,853
50,000	Bristol-Myers Squibb Co., 4.25%, 10/26/49(c)	58,043
100,000	Celgene Corp., 3.25%, 8/15/22	102,888
225,000	Cincinnati Childrens Health Medical Centre, 2.06%, 10/2/19(d)	225,000
150,000	EMD Finance LLC, 2.95%, 3/19/22(c)	151,587
150,000	EMD Finance LLC, 3.25%, 3/19/25(c)	153,380
150,000	GlaxoSmithKline Capital Plc, 2.88%, 6/1/22	153,235
225,000	GlaxoSmithKline Capital, Inc., 3.38%, 5/15/23	234,952

36

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2019

Principal Amount		Value
$150,000	Kaiser Foundation Hospitals, 3.15%, 5/1/27	$157,990
200,000	Mead Johnson Nutrition Co., 4.13%, 11/15/25	218,527
112,000	Medtronic, Inc., 3.50%, 3/15/25	120,078
400,000	Providence Health & Services Obligated Group, 2.16%, 10/1/42(b)	400,000
250,000	Providence St. Joseph Health Obligated Group, 2.75%, 10/1/26	257,473
50,000	Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23	50,993
250,000	Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	257,926
200,000	Thermo Fisher Scientific, Inc., 2.60%, 10/1/29	199,248
100,000	Trinity Health Corp., 4.13%, 12/1/45	115,327

		3,862,783

Financial — 2.82%
250,000	Century Housing Corp., 4.00%, 11/1/21	256,885
200,000	Kreditanstalt fuer Wiederaufbau, 2.00%, 9/29/22	202,154
200,000	Low Income Investment Fund, 3.39%, 7/1/26	205,922

		664,961

Industrial — 1.05%
250,000	Agilent Technologies, Inc., 2.75%, 9/15/29	247,162

Technology — 0.87%
200,000	Apple, Inc., 2.85%, 2/23/23	205,867

Utilities — 3.99%
250,000	Avangrid, Inc., 3.15%, 12/1/24	258,041
100,000	Avangrid, Inc., 3.80%, 6/1/29	107,460
150,000	MidAmerican Energy Co., 3.10%, 5/1/27	157,934
200,000	NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	211,832
200,000	Xcel Energy, Inc., 3.30%, 6/1/25	208,353

		943,620

Total Corporate Bonds		6,493,195

(Cost $6,213,312)

Municipal Bonds — 16.18%
California — 3.71%
135,000	City & County of San Francisco Housing GO, 2.82%, 6/15/24	139,668
100,000	City of Los Angeles Housing GO, Series A, 2.95%, 9/1/28, Callable 9/1/27 @ 100	104,515
100,000	City of Sunnyvale Wastewater Revenue Series A, 3.20%, 4/1/26	105,884
50,000	County of Alameda Housing GO, Series A, 2.56%, 8/1/20	50,197
150,000	Kern Community College District GO, 2.54%, 11/1/26	152,923
200,000	Rosemead School District GO, Series A, 2.17%, 8/1/25	201,056
100,000	San Francisco City & County Public Utilities Commission Wastewater Revenue, 5.40%, 10/1/28	123,041

		877,284

37

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2019

Principal Amount		Value
Colorado — 0.22%
$ 50,000	Denver City & County School District No 1 GO, Series B, 2.99%, 12/1/24, (Credit Support: State Aid Withholding)	$52,403

Connecticut — 0.66%
150,000	South Central Connecticut Regional Water Authority Revenue, Series B, 2.86%, 8/1/30, Callable 8/1/29 @ 100	155,616

Georgia — 0.65%
75,000	Atlanta Urban Residential Finance Authority Revenue, Series A, 2.39%, 12/1/22	75,987
75,000	Macon-Bibb County Urban Development Authority Revenue, Series A, 3.00%, 12/1/24, (Credit Support: County Guaranteed)	77,689

		153,676

Hawaii — 0.63%
150,000	City & County Honolulu Wastewater System Revenue, Series A, 2.00%, 7/1/22	149,814

Iowa — 0.45%
100,000	Northeast Iowa Community College GO, Series N, 3.45%, 6/1/26, Callable 6/1/24 @ 100	106,190

Maryland — 0.42%
100,000	Montgomery County Housing Opportunites Commission Revenue, Series I, 1.67%, 10/15/39, Callable 10/11/19 @ 100(e)	100,000

Michigan — 0.42%
95,000	Marquette Brownfield Redevelopment Authority Revenue, 3.05%, 5/1/27, (Credit Support: Municipal Government Guaranteed), Callable 5/1/26 @ 100	97,932

Missouri — 0.44%
100,000	Riverview Gardens School District GO, Series B, 3.15%, 4/1/22, (Credit Support: State Aid Direct Deposit)	102,684

Nebraska — 1.06%
250,000	Papio-Missouri River Natural Resource District Special Tax, 2.20%, 12/15/25, Callable 6/15/24 @ 100	250,970

New Jersey — 1.10%
150,000	Mercer County Improvement Authority Revenue, Series A, 4.90%, 9/15/27, (Credit Support: County Guaranteed), Callable 9/15/21 @ 100	157,204
100,000	Township of Brick GO, Series B, 3.00%, 9/1/22	101,855

		259,059

38

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2019

Principal Amount		Value
Ohio — 0.60%
$130,000	City of Cincinnati Revenue, Series C, 3.95%, 11/1/28	$140,392

Oregon — 0.39%
90,000	State of Oregon GO, Series B, 2.77%, 5/1/23	92,572

Pennsylvania — 1.32%
185,000	City of Philadelphia Water & Wastewater Revenue, Series A, 3.55%, 10/1/28	198,605
100,000	Redevelopment Authority of the City of Philadelphia Revenue, 4.50%, 11/1/31, Callable 11/1/28 @ 100	112,242

		310,847

Rhode Island — 1.31%
150,000	Rhode Island Infrastructure Bank Revenue, Series R, 2.70%, 10/1/28	154,506
150,000	State of Rhode Island GO, Series B, 3.00%, 5/1/23	155,841

		310,347

Texas — 1.70%
250,000	City of Houston TX Combined Utility System Revenue, Series C, 2.05%, 11/15/26	247,642
150,000	State of Texas GO, Series B, 3.13%, 8/1/22	154,844

		402,486

Vermont — 0.46%
100,000	Vermont Housing Finance Agency Revenue, 3.45%, 11/1/29	108,405

Virginia — 0.64%
150,000	Loudoun County Economic Development Authority Revenue, Series B, 2.05%, 12/1/22	150,652

Total Municipal Bonds		3,821,329

(Cost $3,706,512)

U.S. Government Agency Obligations — 4.17%
Small Business Administration — 4.17%
82,301	(Prime Index - 2.500%), 3.00%, 2/25/28(e)	82,585
111,026	(Prime Index - 2.500%), 3.00%, 4/25/44(e)	111,770
95,987	(Prime Index - 0.675%), 4.83%, 9/25/43(e)	102,713
149,557	(Prime Index + 0.325%), 5.83%, 9/25/44(e)	168,704
90,620	(Prime Index + 0.629%), 6.13%, 3/25/43(e)	101,397
72,337	(Prime Index + 0.700%), 6.20%, 2/25/28(e)	77,497
84,279	(Prime Index + 0.978%), 6.48%, 11/25/28(e)	92,164

39

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2019

Principal Amount		Value
$117,568	(Prime Index + 1.226%), 6.73%, 6/25/29(e)	$131,056
100,000	9.08%, 9/25/29(d)	116,655

		984,541

Total U.S. Government Agency Obligations		984,541

(Cost $990,492)

Foreign Government Bonds — 2.63%
Luxembourg — 2.63%
300,000	European Investment Bank, 2.13%, 4/13/26	308,471
300,000	European Investment Bank, 2.50%, 10/15/24	312,564

		621,035

Total Foreign Government Bonds		621,035

(Cost $586,273)

U.S. Treasury Obligations — 2.59%
U.S. Treasury Bonds — 2.59%
515,000	3.00%, 8/15/48	612,448

Total U.S. Treasury Obligations		612,448

(Cost $513,165)

Asset Backed Securities — 0.42%
100,000	Tesla Auto Lease Trust, Series 2018-A, Class C, 2.97%, 4/20/20(c)	100,157

Total Asset Backed Securities		100,157

(Cost $100,000)

Variable Rate Demand Note — 0.42%
Municipal Bonds — 0.42%
Washington — 0.42%
100,000	Washington State Housing Finance Commission, Revenue, Series B, 2.05%, 12/15/36, (Credit Support: Fannie Mae), Callable 11/15/19 @ 100(e)	100,000

		100,000

Total Variable Rate Demand Note		100,000

(Cost $100,000)

40

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2019

Shares		Value
Investment Company — 0.93%
220,457	U.S. Government Money Market Fund, RBC Institutional Class 1(f)	$220,457

Total Investment Company		220,457

(Cost $220,457)

Total Investments		$23,868,647
(Cost $23,092,512)(g) — 101.03%

Liabilities in excess of other assets — (1.03)%		(243,938)

NET ASSETS — 100.00%		$23,624,709

(a)	Floating rate note. Rate shown is as of report date.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(e)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2019.

(f)	Affiliated investment.

(g)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Financial futures contracts as of September 30, 2019:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation (Depreciation)	Notional Value		Clearinghouse
Two Year U.S. Treasury Note	7	December 2019	$ (4,430)	USD	$1,508,500	Barclays Capital Group
U.S. Long Bonds	6	December 2019	15,531	USD	973,875	Barclays Capital Group
Ultra U.S. Treasury Bonds	7	December 2019	(10,437)	USD	1,343,344	Barclays Capital Group

Total			$ 664

41

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2019

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation (Depreciation)	Notional Value		Clearinghouse
Five Year U.S. Treasury Notes	6	December 2019	$(3,187)	USD	$714,891	Barclays Capital Group
Ten Year Ultra U.S. Treasury Bonds	2	December 2019	3,656	USD	284,813	Barclays Capital Group

Total			$ 469

Abbreviations used are defined below:

GO - General Obligations

LIBOR - London Interbank Offered Rate

USD - United States Dollar

See Notes to the Financial Statements.

42

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2019

	Access Capital Community Investment Fund	RBC Impact Bond Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $551,661,447 and $22,872,055, respectively)	$563,081,683	$23,648,190
Affiliated investments (cost $20,490,644 and $220,457, respectively)	20,490,644	220,457
Cash at broker for financial future contracts	737,085	142,422
Interest and dividend receivable	1,835,960	128,517
Receivable from advisor	—	19,928
Receivable for capital shares issued	181,679	—
Receivable for investments sold	474,262	4,164
Unrealized appreciation on futures contracts	465,890	19,187
Prepaid expenses and other assets	19,550	16,216
Total Assets	587,286,753	24,199,081
Liabilities:
Distributions payable	588,595	—
Payable for capital shares redeemed	195,770	6,426
Payable for investments purchased	12,510,107	517,404
Unrealized depreciation on futures contracts	22,148	18,054
Accrued expenses and other payables:
Investment advisory fees	100,474	—
Accounting fees	4,110	2,030
Audit fees	22,702	16,417
Trustees’ fees	459	2
Distribution fees	7,970	—
Custodian fees	8,548	593
Shareholder reports	18,484	1,579
Shareholder servicing fees	21,040	—
Transfer agent fees	27,415	1,954
Other	47,203	9,913
Total Liabilities	13,575,025	574,372
Net Assets	$573,711,728	$23,624,709
Net Assets Consists of:
Capital	$593,221,146	$22,618,038
Accumulated earnings	(19,509,418)	1,006,671
Net Assets	$573,711,728	$23,624,709

43

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2019

	Access Capital Community Investment Fund		RBC Impact Bond Fund
Net Assets
Class A		$17,582,792	$	N/A
Class I		550,212,530		6,466,892
Class IS		5,916,406		N/A
Class R6		N/A		17,157,817

Total		$573,711,728		$23,624,709

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A		1,954,205		N/A
Class I		61,183,631		632,956
Class IS		658,586		N/A
Class R6		N/A		1,678,163

Total		63,796,422		2,311,119

Net Asset Values and Redemption Prices Per Share:
Class A		$9.00	$	N/A

Class I		$8.99		$10.22

Class IS		$8.98	$	N/A

Class R6	$	N/A		$10.22

Maximum Offering Price Per Share:
Class A		$9.35	$	N/A

Maximum Sales Charge - Class A		3.75%		N/A

See Notes to the Financial Statements.

44

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2019

	Access Capital Community Investment Fund	RBC Impact Bond Fund
Investment Income:
Interest income	$17,968,279	$ 496,749
Dividend income - affiliated	193,593	29,470

Total Investment Income	18,161,872	526,219
Expenses:
Investment advisory fees	2,414,623	58,873
Distribution fees–Class A	49,115	—
Accounting fees	178,600	40,751
Audit fees	57,394	40,283
Custodian fees	47,468	3,385
Insurance fees	8,501	5,391
Legal fees	108,283	4,434
Registrations and filing fees	68,164	27,577
Shareholder reports	99,345	27,017
Transfer agent fees–Class A	49,335	—
Transfer agent fees–Class I	155,043	3,685
Transfer agent fees–Class IS	6,168	—
Transfer agent fees–Class R6	—	3,621
Trustees’ fees and expenses	50,624	1,249
Interest expense	428,412	—
Shareholder services administration fees–Class I	157,007	—
Tax expense	4,280	4,712
Offering fees	—	32,111
Other fees	17,552	6,737

Total expenses before fee waiver/reimbursement	3,899,914	259,826
Expenses waived/reimbursed by:
Advisor	(349,328)	(190,131)

Net expenses	3,550,586	69,695

Net Investment Income	14,611,286	456,524

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(2,749,186)	306,817
Futures contracts	(1,150,177)	44,779

Net realized gains/(losses)	(3,899,363)	351,596
Net change in unrealized appreciation/(depreciation) on:
Investments	29,996,155	855,271
Futures contracts	372,961	11,023

Net unrealized gains	30,369,116	866,294

Change in net assets resulting from operations	$41,081,039	$ 1,674,414

See Notes to the Financial Statements.

45

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Access Capital Community Investment Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
From Investment Activities
Operations:
Net investment income	$14,611,286	$14,815,477
Net realized losses from investments and futures contracts	(3,899,363)	(2,611,144)
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	30,369,116	(23,888,013)

Change in net assets resulting from operations	41,081,039	(11,683,680)

Distributions to Shareholders:
Class A	(487,012)	(557,951)
Class I	(15,775,320)	(15,827,423)
Class IS	(76,098)	—
From return of capital:
Class A	—	(4,421)
Class I	—	(125,416)

Change in net assets resulting from shareholder distributions	(16,338,430)	(16,515,211)

Capital Transactions:
Proceeds from shares issued	75,626,375	133,846,780
Distributions reinvested	8,400,049	8,373,194
Cost of shares redeemed	(125,907,118)	(167,067,211)

Change in net assets resulting from capital transactions	(41,880,694)	(24,847,237)

Net decrease in net assets	(17,138,085)	(53,046,128)
Net Assets:
Beginning of year	590,849,813	643,895,941

End of year	$573,711,728	$590,849,813

Share Transactions:
Issued	8,569,472	15,076,932
Reinvested	953,424	953,925
Redeemed	(14,283,800)	(18,878,714)

Change in shares resulting from capital transactions	(4,760,904)	(2,847,857)

See Notes to the Financial Statements.

46

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Impact Bond Fund
	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018(a)
From Investment Activities
Operations:
Net investment income	$456,524	$90,435
Net realized gains/(losses) from investments and futures contracts	351,596	(109,000)
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	866,294	(89,026)

Change in net assets resulting from operations	1,674,414	(107,591)

Distributions to Shareholders:
Class I	(132,166)	(46,894)
Class R6	(335,480)	(45,608)

Change in net assets resulting from shareholder distributions	(467,646)	(92,502)

Capital Transactions:
Proceeds from shares issued	16,988,575	5,185,990
Distributions reinvested	467,646	92,502
Cost of shares redeemed	(114,580)	(2,099)

Change in net assets resulting from capital transactions	17,341,641	5,276,393

Net increase in net assets	18,548,409	5,076,300
Net Assets:
Beginning of year	5,076,300	—

End of year	$23,624,709	$5,076,300

Share Transactions:
Issued	1,747,146	519,130
Reinvested	46,922	9,522
Redeemed	(11,384)	(217)

Change in shares resulting from capital transactions	1,782,684	528,435

(a) For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

See Notes to the Financial Statements.

47

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund
(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/19	$ 8.62	0.19	0.41	0.60	(0.22)	(0.22)	$ 9.00
Year Ended 9/30/18	9.02	0.18	(0.37)	(0.19)	(0.21)	(0.21)	8.62
Year Ended 9/30/17	9.26	0.18	(0.20)	(0.02)	(0.22)	(0.22)	9.02
Year Ended 9/30/16	9.25	0.22	0.03	0.25	(0.24)	(0.24)	9.26
Year Ended 9/30/15	9.27	0.24	0.01	0.25	(0.27)	(0.27)	9.25
Class I
Year Ended 9/30/19	$ 8.62	0.22	0.40	0.62	(0.25)	(0.25)	$ 8.99
Year Ended 9/30/18	9.02	0.21	(0.37)	(0.16)	(0.24)	(0.24)	8.62
Year Ended 9/30/17	9.25	0.21	(0.19)	0.02	(0.25)	(0.25)	9.02
Year Ended 9/30/16	9.24	0.25	0.03	0.28	(0.27)	(0.27)	9.25
Year Ended 9/30/15	9.26	0.27	0.01	0.28	(0.30)	(0.30)	9.24
Class IS
Period Ended 9/30/19(b)	$ 8.73	0.13	0.26	0.39	(0.14)	(0.14)	$ 8.98

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from March 11, 2019, (commencement of operations) to September 30, 2019.

48

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund
(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)(b)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets After Fees Waived/ Reimbursed and Excluding Interest Expense		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 9/30/19	7.03%		$ 17,583	0.95%	(c)	0.87%		2.18%		1.11%		12%
Year Ended 9/30/18	(2.12)%		22,258	1.06%		0.95%		2.10%		1.20%		20%
Year Ended 9/30/17	(0.24)%		24,568	0.99%		0.95%		2.01%		1.09%		17%
Year Ended 9/30/16	2.74%		21,269	1.01%		0.95%		2.33%		1.10%		13%
Year Ended 9/30/15	2.69%		21,135	1.00%		0.95%		2.55%		1.06%		23%
Class I
Year Ended 9/30/19	7.27%		$550,213	0.60%	(c)	0.53%		2.53%		0.66%		12%
Year Ended 9/30/18	(1.79)%		568,592	0.73%		0.61%		2.44%		0.73%		20%
Year Ended 9/30/17	0.23%		619,328	0.63%		0.58%		2.38%		0.64%		17%
Year Ended 9/30/16	3.12%		578,891	0.64%		0.58%		2.67%		0.64%		13%
Year Ended 9/30/15	2.95%		511,106	0.63%		0.58%		2.91%		0.63%		23%
Class IS
Period Ended 9/30/19(d)	4.33%	(e)	$ 5,916	0.40%	(f)	0.40%	(f)	2.61%	(f)	0.73%	(f)	12%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Beginning March 11, 2019, the net operating expenses were contractually limited to 0.80% and 0.45% for Class A and Class I respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30,2019.

(d)	For the period from March 11, 2019, (commencement of operations) to September 30, 2019.

(e)	Not annualized.

(f)	Annualized.

See Notes to the Financial Statements.

49

FINANCIAL HIGHLIGHTS

RBC Impact Bond Fund
	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class I
Year Ended 9/30/19	$ 9.61	0.26	0.62	0.88	(0.27)	(0.27)	$ 10.22
Period Ended 9/30/18(b)	10.00	0.17	(0.38)	(0.21)	(0.18)	(0.18)	9.61
Class R6
Year Ended 9/30/19	$ 9.61	0.27	0.61	0.88	(0.27)	(0.27)	$ 10.22
Period Ended 9/30/18(b)	10.00	0.18	(0.39)	(0.21)	(0.18)	(0.18)	9.61

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

50

FINANCIAL HIGHLIGHTS

RBC Impact Bond Fund
(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class I
Year Ended 9/30/19	9.27%	$ 6,467	0.45%	2.67%	1.62%	175%
Period Ended 9/30/18(b)	(2.14)%	2,630	0.45%	2.29%	3.82%	329%
Class R6
Year Ended 9/30/19	9.33%	$17,158	0.40%	2.73%	1.52%	175%
Period Ended 9/30/18(b)	(2.10)%	2,447	0.40%	2.33%	3.70%	329%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

See Notes to the Financial Statements.

51

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). The predecessor fund for the Access Capital Community Investment Fund was reorganized into a series of the Trust, effective July 28, 2008. This report includes the following two investment portfolios (each a “Fund” and collectively, the “Funds”):

- Access Capital Community Investment Fund

- RBC Impact Bond Fund (“Impact Bond Fund”)

The Access Capital Community Investment Fund offers three share classes: Class A, Class I and Class IS shares. The Impact Bond Fund offers two share classes: Class I and Class R6 shares. Class A shares are offered with a 3.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I, Class IS and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US or its affiliates.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from

52

NOTES TO FINANCIAL STATEMENTS

broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are generally valued by pricing services that use broker-dealer quotations or valuation estimates from their internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

53

NOTES TO FINANCIAL STATEMENTS

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

54

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Access Capital Community Investment Fund
Assets:
Investments in Securities
Municipal Bonds	$—	$19,086,535	$—	$19,086,535
U.S. Government Agency Backed Mortgages	—	507,618,371	—	507,618,371
U.S. Government Agency Obligations	—	25,988,534	73,601	26,062,135
Collateralized Mortgage Obligations	—	8,664,443	—	8,664,443
Investment Company	20,490,644	—	—	20,490,644
Corporate Bonds	—	1,650,199	—	1,650,199
Other Financial Instruments*
Financial futures contracts	465,890	—	—	465,890

Total Assets	$20,956,534	$563,008,082	$73,601	$584,038,217

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(22,148)	$—	$—	$(22,148)

Impact Bond Fund
Assets:
Investments in Securities
Municipal Bonds	—	3,921,329	—	3,921,329
U.S. Government Agency Backed Mortgages	—	10,915,485	—	10,915,485
U.S. Government Agency Obligations	—	984,541	—	984,541
Asset Backed Securities	—	100,157	—	100,157
U.S. Treasury Obligations	—	612,448	—	612,448
Foreign Government Bonds	—	621,035	—	621,035
Investment Company	220,457	—	—	220,457
Corporate Bonds	—	6,493,195	—	6,493,195
Other Financial Instruments*
Financial futures contracts	19,187	—	—	19,187

Total Assets	$239,644	$23,648,190	$—	$23,887,834

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(18,054)	$—	$—	$(18,054)

*Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts which are valued at fair value.

During the year ended September 30, 2019, the Funds recognized no transfers to/from Level 1 or 2. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

55

NOTES TO FINANCIAL STATEMENTS

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Access Capital Community Investment Fund
U.S. Government Agency Obligations– (Small Business Administration)
Balance as of 9/30/18(value)	$140,745
Change in unrealized appreciation (depreciation)	(67,144)

Balance as of 9/30/19(value)	$73,601

The Access Capital Community Investment Fund’s assets assigned to the Level 3 category were valued using the valuation methodology and technique deemed most appropriate in the circumstances. The significant unobservable inputs used include assumptions regarding the particular security’s cash flow profile, prepayments and potential defaults which may not be generally observable for either the security or for assets of a similar type. Inputs with respect to variable rate securities may also include assumptions regarding future interest rate changes. Significant changes in any of these assumptions may result in a lower or higher fair value measurement.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at September 30, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
U.S. Government Agency Obligations (Small Business Administration)	$73,601	Discounted Cash Flow	Yield (Discount Rate of Cash Flows) Constant Default Rate Amortization Rate	4.53%-5.84%(5.25%) 0.00%(0.00%) 0.0034-0.0037(0.0035)

Reverse Repurchase Agreements:

To obtain short-term financing, the Access Capital Community Investment Fund entered into reverse repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks, who are deemed creditworthy under guidelines approved by the Board. Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value, including accrued interest, not less than the repurchase price. Based on requirements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities or cash as collateral.

As of September 30, 2019 there were no open reverse Repurchase Agreements.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be received or paid by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

56

NOTES TO FINANCIAL STATEMENTS

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

TBA Commitments:

The Funds may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”. As of September 30, 2019, the Impact Bond Fund had outstanding TBA commitments.

Mortgage Backed Securities:

Because the Funds will focus on community development investments, such as securities backed by commercial and/or residential mortgage loans, it will be affected by risks not typically associated with funds that do not specialize in community development investments. These risks include credit and prepayment risk and risk due to default on underlying loans within a security. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In addition, the Access Capital Community Investment Fund invests in certain mortgage backed securities that qualify under the Community Reinvestment Act of 1977 (“CRA”) in which the Fund may pay a premium for the geographically or other targeted nature of the securities. There can be no guarantee, however, that a similar premium will be received if the security is sold by the Fund.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities as tools in the management of portfolio assets. The Funds may use such derivatives through either the creation of long or short positions to hedge various investments, for investment purposes, for risk management and/or to increase income or gain to the Funds. Derivatives allow the Funds to manage their risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

Financial Futures Contracts:

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury Bond futures and U.S. Treasury Notes futures during the year ended September 30, 2019.

57

NOTES TO FINANCIAL STATEMENTS

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at September 30, 2019.

Fair Values of Derivative Financial Instrument as of September 30, 2019
Statement of Assets and Liabilities Location
Asset Derivatives
	Access Capital Community Investment Fund	Impact Bond Fund
Interest Rate Risk:
Unrealized appreciation on futures contracts	$465,890	$19,187
Total	$465,890	$19,187

Liability Derivatives
	Access Capital Community Investment Fund	Impact Bond Fund
Interest Rate Risk:
Unrealized depreciation on futures contracts	$22,148	$18,054
Total	$22,148	$18,054
The effect of derivative instruments on the Statement of Operations during the year ended September 30, 2019 is as follows:

Derivative Instruments Categorized by Risk Exposure	Access Capital Community Investment Fund	Impact Bond Fund
Net realized Gain/(Loss) From:
Interest Rate Risk:
Financial futures contracts	$(1,150,177)	$44,779
Total	$(1,150,177)	$44,779

Derivative Instruments Categorized by Risk Exposure	Access Capital Community Investment Fund	Impact Bond Fund
Net Change in Unrealized Appreciation/(Depreciation) From:
Interest Rate Risk:
Financial futures contracts	$372,961	$11,023
Total	$372,961	$11,023

58

NOTES TO FINANCIAL STATEMENTS

For the year ended September 30, 2019, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:

	Access Capital Community Investment Fund	Impact Bond Fund
Futures long position (contracts)	9	12
Futures short position (contracts)	81	8

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

With exchange-traded futures, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Affiliated Investments:

The Funds invest in other Funds of the Trust (an “Affiliated Fund”). The Funds invest in U.S. Government Money Market Fund-RBC Institutional Class 1 as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

	Value September 30, 2018	Purchases	Sales	Value September 30, 2019	Dividends
Investments in U.S. Government Money Market Fund —RBC Institutional Class 1
Access Capital Community Investment Fund	$3,043,974	$195,321,807	$177,875,137	$20,490,644	$193,593
Impact Bond Fund	792,474	20,416,457	20,988,474	220,457	29,470

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

59

NOTES TO FINANCIAL STATEMENTS

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage- and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses, and expiring capital loss carryforward), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

For the year ended September 30, 2019, reclassifications for permanent differences were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Earnings
Access Capital Community Investment Fund	$(4,011,206)	$4,011,206

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Access Capital Community Investment Fund *	0.35%
Impact Bond Fund	0.35%

* Prior to March 11, 2019, the annual advisory fee rate for Access Capital Community Investment Fund was 0.50%.

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

60

NOTES TO FINANCIAL STATEMENTS

	Class A Annual Rate	Class I Annual Rate	Class IS Annual Rate	Class R6 Annual Rate
Access Capital Community Investment Fund *	0.80%	0.45%	0.40%	N/A
Impact Bond Fund	N/A	0.45%	N/A	0.40%

* Prior to March 11, 2019, the annual rates for Access Capital Community Investment Fund under the expense limitation agreement were 0.95% for Class A and 0.70% for Class I.

This expense limitation agreement is in place until January 31, 2021, and shall continue for additional one-year terms unless terminated by either party at any time. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 12 months (3 years for the Impact Bond Fund), provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid. As of September 30, 2019, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/18	FYE 9/30/19	Total
Access Capital Community Investment Fund	$ —	$335,953	$335,953
Impact Bond Fund	129,537	188,125	317,662

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such programs are not subject to recoupment.

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2019, the amount waived was $13,375 and $2,006 for Access Capital Community Investment Fund and Impact Bond Fund, respectively, and is included in expenses waived/reimbursed by Advisor in the Statement of Operations.

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by each Fund based in part on each Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statement of Operation.

RBC GAM-US also provides certain CRA-related administrative services to Class I shareholders of Access Capital Community Investment Fund pursuant to a Special Administrative Services Agreement with the Trust. Effective March 11, 2019, in consideration for such services and the assumption of related expenses, RBC GAM-US receives a fee of 0.05% of the average daily net assets of Class I shares of the Fund.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $58,000 ($63,000 effective October 1, 2019). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of -pocket expenses relating to attendance at such meetings. These amounts are included in the Statements of Operations in “Trustee’ fees”.

61

NOTES TO FINANCIAL STATEMENTS

In conjunction with the launch of the Impact Bond Fund the Advisor invested seed capital in the Fund to provide the Fund with its initial investment assets. The table below shows, as of September 30, 2019, the Fund’s net assets, the shares held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Impact Bond Fund	$23,624,709	523,446	22.6%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2019, there were no fees waived by the Distributor.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2019 were as follows:

	Purchases (Excl. U.S. Gov’t)	Sales (Excl. U.S. Gov’t)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.
Access Capital Community Investment Fund	$10,284,588	$5,280,413	$58,974,171	$151,225,551
Impact Bond Fund	9,426,718	447,390	36,837,509	28,600,526

62

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“Shares Outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Access Capital Community Investment Fund		Impact Bond Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,909,455	$8,017,421	$—	$—
Distributions reinvested	464,307	529,876	—	—
Cost of shares redeemed	(9,888,061)	(9,760,415)	—	—

Change in Class A	$(5,514,299)	$(1,213,118)	$—	$—

Class I
Proceeds from shares issued	$65,426,675	$125,829,359	$3,481,575	$2,685,990
Distributions reinvested	7,859,670	7,843,318	132,166	46,895
Cost of shares redeemed	(115,429,827)	(157,306,796)	(114,580)	(2,099)

Change in Class I	$(42,143,482)	$(23,634,119)	$3,499,161	$2,730,786

Class IS - Capital Transactions
Class IS - Proceeds from shares issued	$6,290,245	$—	$—	$—
Class IS - Distributions reinvested	76,072	—	—	—
Class IS - Cost of shares redeemed	(589,230)	—	—	—

Total Class IS - Capital Transactions	$5,777,087	$—	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$13,507,000	$2,500,000
Distributions reinvested	—	—	335,480	45,607

Change in Class R6	$—	$—	$13,842,480	$2,545,607

Change in net assets resulting from capital transactions	$(41,880,694)	$(24,847,237)	$17,341,641	$5,276,393

63

NOTES TO FINANCIAL STATEMENTS

	Access Capital Community Investment Fund		Impact Bond Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	446,703	909,946	—	—
Reinvested	52,744	60,343	—	—
Redeemed	(1,126,486)	(1,111,913)	—	—

Change in Class A	(627,039)	(141,624)	—	—

Class I
Issued	7,407,147	14,166,986	357,310	269,130
Reinvested	892,174	893,582	13,289	4,828
Redeemed	(13,091,772)	(17,766,801)	(11,384)	(217)

Change in Class I	(4,792,451)	(2,706,233)	359,215	273,741

Class IS - Share Transactions
Class IS - Issued	715,622	—	—	—
Class IS - Reinvested	8,506	—	—	—
Class IS - Redeemed	(65,542)	—	—	—

Total Class IS - Share Transactions	658,586	—	—	—

Class R6
Issued	—	—	1,389,836	250,000
Reinvested	—	—	33,633	4,694

Change in Class R6	—	—	1,423,469	254,694

Change in shares resulting from capital transactions	(4,760,904)	(2,847,857)	1,782,684	528,435

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (the tax years ended September 30 of the years, 2016, 2017, 2018 and 2019 for Access Capital Community Investment Fund) and 2018 and 2019 for Impact Bond Fund and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended September 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2019, the Funds did not incur any interest or penalties.

64

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2019, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Access Capital Community Investment Fund	$572,595,833	$13,271,083	$(1,850,847)	$11,420,236
Impact Bond Fund	23,174,226	788,002	(92,448)	695,554

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax mark-to-market of derivatives, tax deferrals on wash sales, and mixed treasury straddle losses.

The tax character of distributions during the year ended September 30, 2019 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
Access Capital Community Investment Fund	$16,157,686	$16,157,686	$16,157,686
Impact Bond Fund	467,646	467,646	467,646

The tax character of distributions during the year ended September 30, 2018 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Access Capital Community Investment Fund	$16,546,723	$16,546,723	$129,837	$16,676,560
Impact Bond Fund	92,502	92,502	—	92,502

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Access Capital Community Investment Fund	Impact Bond Fund
Undistributed ordinary income	$190,490	$236,795
Undistributed long term gain	—	74,322

Accumulated earnings	190,490	311,117
Distributions payable	(1,384,980)	—
Accumulated capital loss carryforwards	(29,735,164)	—
Unrealized appreciation	11,420,236	695,554

Total Accumulated Earnings/(Losses)	$(19,509,418)	$1,006,671

As of September 30, 2019, the Access Capital Fund had capital loss carryforwards expire in the amount of $4,011,206 and the Impact Bond Fund had capital loss carryforwards utilized in the amount of $120,961.

65

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2019, the Access Capital Community Investment Fund had a short-term capital loss carryforward of $10,313,220 and a long-term capital loss carryforward of $19,421,944 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character and must be utilized prior to the utilization of the loss carryforwards subject to expiration that are described above.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds did not have any Post-October Capital Losses or Late-Year Ordinary Losses for the year ending September 30, 2019.

8. Line of Credit

The Funds are participants in an uncommitted, unsecured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of August 1, 2020. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since each Fund participates in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2019. During the year ended September 30, 2019, the Funds did not utilize this line of credit.

9. Significant Risks

As of September 30, 2019, the Funds had omnibus accounts which owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
Access Capital Community Investment Fund	1	11.0%
Impact Bond Fund	2	42.4%

In addition, an unaffiliated shareholder owned 33.8% of the Impact Bond Fund as of September 30, 2019. Significant transactions by these shareholders may impact the Funds’ performance.

10. Regulation S-X Amendments

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statement of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statement of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended September 30, 2018 were classified as follows:

Net Investment Income
Access Capital Community Investment Fund
Class A	$ 557,951
Class I	15,827,423
Class IS	—
Impact Bond Fund
Class I	46,894
Class R6	45,608

66

NOTES TO FINANCIAL STATEMENTS

Distributions in excess of net investment income as of September 30, 2018 is as follows:

Distributions in excess of net investment income
Access Capital Community Investment Fund	$(1,204,236)
Impact Bond Fund	0

11. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of Access Capital Community Investment Fund and RBC Impact Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (two of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for each of the periods indicated in the table below, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for each of the periods indicated in the table below, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Access Capital Community Investment Fund (1)	RBC Impact Bond Fund (2)

(1)  Statement of operations for the year ended September 30, 2019, statement of changes in net assets for each of the two years in the period ended September 30, 2019 and financial highlights for each of the four years in the period ended September 30, 2019 for Class A and Class I and for the period March 11, 2019 (commencement of operations) through September 30, 2019 for Class IS

(2)  Statement of operations for the year ended September 30, 2019, statement of changes in net assets for the year ended September 30, 2019 and for the period from December 18, 2017 (commencement of operations) through September 30, 2018 and the financial highlights for the year ended September 30, 2019 and for the period from December 18, 2017 (commencement of operations) through September 30, 2018

The financial statements of Access Capital Community Investment Fund as of and for the year ended September 30, 2015 and the financial highlights for each of the periods ended on September 30, 2015 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 25, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

68

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 21, 2019

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

69

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2019, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Access Capital Community Investment Fund	100.00%
Impact Bond Fund	100.00%

Pursuant to Internal Revenue Code Section 852(b)(3), the Impact Bond Fund reported $74,322 as long-term capital gain distributions for the year ended September 30, 2019.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

70

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to 2018); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to present); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

71

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward (67)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); Chartered Financial Analyst (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to 2018); William Henry Insurance, LLC (2005 to 2017); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present); Nelson Atkins Museum of Art (2017 to present); Breckenridge Music Festival (2017 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (55)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

72

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (55)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (52)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (51)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

73

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A, Class I and Class R6 shares.

Class A

Class A shares of Access Capital Community Investment Fund are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Fund are currently subject to a maximum up-front sales charge of 3.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class IS

Class IS shares of Access Capital Community Investment Fund are available to investors who meet the $2,500 minimum initial investment requirement. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in Impact Bond Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

74

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Expenses Paid During Period* 4/1/19–9/30/19	Annualized Expense Ratio During Period 4/1/19–9/30/19
Access Capital Community Investment Fund
Class A	$1,000.00	$1,034.40	$4.08	0.80%
Class I	1,000.00	1,035.10	2.30	0.45%
Class IS	1,000.00	1,034.20	2.04	0.40%
Impact Bond Fund
Class I	1,000.00	1,050.90	2.31	0.45%
Class R6	1,000.00	1,050.10	2.06	0.40%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

75

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Expenses Paid During Period* 4/1/19-9/30/19	Annualized Expense Ratio During Period 4/1/19-9/30/19
Access Capital Community Investment Fund
Class A	$1,000.00	$1,021.06	$4.05	0.80%
Class I	1,000.00	1,022.81	2.28	0.45%
Class IS	1,000.00	1,023.06	2.03	0.40%
Impact Bond Fund
Class I	1,000.00	1,022.81	2.28	0.45%
Class R6	1,000.00	1,023.06	2.03	0.40%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one-half year period).

76

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

In September 2019, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for the Funds for an additional year.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewal and a regular meeting at which the proposed renewals were considered. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Funds. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as the senior investment professionals responsible for managing the Funds, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor, including information as to the Funds’ performance relative to appropriate securities index benchmarks as well as Morningstar fund peer group comparative information requested by the Board. Because of the specialized nature of the Access Capital Community Investment Fund, the Trustees reviewed comparative information for its Morningstar category, intermediate government funds, that are similar to the Fund in that they tend to have relatively high weightings in agency mortgage backed securities, but all but one of those funds do not run a socially conscious strategy. While the Fund underperformed its benchmark index over the most recent one-year period, it was noted that the Fund outperformed its closest peer fund. With respect to the Impact Bond Fund, it was noted that much of the Fund’s underperformance with respect to its peer group could be attributed to an overweighting of lower-rated securities in typical peer funds.

In considering the nature and quality of services to be provided by the Advisor, the Trustees discussed the research, credit, and fundamental analysis capabilities; the specialized expertise in the area of fixed income investments eligible for regulatory credit under the Community Reinvestment Act of 1977 (“CRA”); the Advisor’s significant expertise with regard to evaluating environmental, social and governance (ESG) factors, and the extensive portfolio management experience of the Advisor’s staff as well as its operational and compliance structure and systems and financial strength. The Trustees reviewed the Funds’ investment advisory fees and reviewed comparative fee and expense information for similarly situated funds, noting that the effective advisory fee rates for the Access Capital Community Investment Fund were directly in line with its peers, while the effective advisory fee rates for the RBC Impact Bond Fund were slightly below median. The Trustees noted that there was a reduction in the advisory fees and operating expense limit for the RBC Access Capital Community Investment Fund and an addition of a 5 bps administrative services fee to Class I of that Fund for reporting related to designated target investments. The Trustees also noted the significant fee waivers/expense reimbursements from the Advisor that allowed the relatively small RBC Impact Bond Fund to maintain a net expense ratio below that of its peer median. The Trustees also received reports from the Advisor regarding the performance and fee levels for other advisory client accounts it advises in a similar strategy and discussed differences in services provided, noting that the need to: manage liquidity for shareholder redemptions; collateral requirements, and regulatory matters; and evaluating relevant ESG factors and CRA eligibility, all require additional time and attention from the investment team.

77

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Trustees reviewed profitability data — including year-over-year variances — for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds.

Based upon their review, the Trustees determined that the advisory fees payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all the circumstances and was within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements and the expense limitation agreements for the Funds for an additional year. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2019.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-II AR 09-19

Annual Report For the year ended September 30, 2019 RBC BlueBay Emerging Market Debt Fund RBC BlueBay Global Bond Fund RBC BlueBay High Yield Bond FundBeginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, ifyou are a direct investor, by calling 800-422-2766. You may elect to receive all future reports in paper free of charge. If you invest througha financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-422-2766 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

	RBC Funds

About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov.

Table of	Letter from the Portfolio Managers	1
Contents	Portfolio Managers	3
	Performance Summary (Unaudited)	5
	Management Discussion and Analysis (Unaudited)
	- RBC BlueBay Emerging Market Debt Fund	8
	- RBC BlueBay Global Bond Fund	12
	- RBC BlueBay High Yield Bond Fund	16
	Schedule of Portfolio Investments	19
	Financial Statements
	- Statements of Assets and Liabilities	42
	- Statements of Operations	44
	- Statements of Changes in Net Assets	46
	Financial Highlights	49
	Notes to Financial Statements	55
	Report of Independent Registered Public Accounting Firm	79
	Other Federal Income Tax Information (Unaudited)	81
	Management (Unaudited)	82
	Share Class Information (Unaudited)	85
	Supplemental Information (Unaudited)	86
	Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited)	88

LETTER FROM THE CHIEF INVESTMENT OFFICER

Some say that fixed income is supposed to be boring, but the last twelve months have been anything but dull! The final quarter of 2018 saw rising fears over global growth, led by China and Europe, primarily triggered by concerns around the implications of an escalating trade war. These worries came at a time when the European Central Bank (ECB) was ending its quantitative easing (QE) programme and the Federal Reserve System (the “Fed”) was still signalling further rate hikes. This resulted in a risk-off environment in quarter four 2018, with equities lower, spreads significantly wider and government bond yields falling on the back of a flight to quality.

As we entered 2019, expectations of renewed stimulus from global central banks helped to firm-up sentiment. As central bank messaging started to indicate that further stimulus was coming, so the risk rally took hold and credit spreads recovered much of their losses from 2018. Over the twelve-month period ending September 30, 2019, German Bund and US Treasury yields fell by well over 100 basis points (bps), while corporate credit spreads recovered all of their widening in late 2018 to end up close to unchanged. The meaningful rally in core government yields meant that total returns on bond indices were generally strong over the period, leaving yields on bond indices back near the lows.

Away from trade and its associated growth concerns, the market also dealt with ongoing political noise. Italian politics, in particular, created some volatility, but as we ended the period, some calm was restored. In combination with renewed ECB QE, Italian credit spreads were over 100bps tighter over the period. Indeed, it is worth pointing out that the front-end of the curve in Italy has recently joined the fastest-growing asset class in the world – negative yielding debt!

In the world of emerging markets (EM), hard currency debt proved a resilient and well-performing asset class over the period, with lower US rates offsetting lower growth. In a world where around one-quarter of global debt is negative yielding and only one-tenth yields more than 3%, the 5%+ yield on EM hard currency debt continued to be a source of portfolio income and diversification.

The macro backdrop for EM currencies, and hence local currency debt, was challenging over the twelve months. Despite relatively high nominal and real yields in several EM local bond markets, the weakness of the euro and Chinese yuan, along with slowing global growth, proved powerful headwinds for EM currencies.

Looking ahead, the macroeconomic backdrop remains highly uncertain. In our view, trade tensions have damaged business confidence and pushed global manufacturing into recession, while the service side of economies continues to look solid, helped by low/falling unemployment and low borrowing costs. Trade talks will likely continue to be key drivers of sentiment in risk assets over the coming months. Talks between Beijing and Washington are ongoing and we would say that while a comprehensive agreement is very unlikely, an interim deal could meaningfully reduce investor fears of a global economic downturn. There are likely other speedbumps ahead for markets, including a potential escalation of trade conflict between the EU and the US and possible ongoing geopolitical tensions in the Gulf and Asia. More immediately, the UK is facing Brexit. Here, while a ‘no deal’ Brexit would be most unwelcome, it seems to us to be an increasingly low-probability outcome, with a deal or an extension more likely, in our view.

Turning to markets, we would say that mediocre-but-positive growth combined with low rates is historically a good environment for credit risk.

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LETTER FROM THE CHIEF INVESTMENT OFFICER

Credit spreads are supported by low actual and expected default rates, while investor demand for yield and renewed policy stimulus should help in both these areas, by potentially extending the cycle and pushing down risk-free yields. Of course, when looking for extra yield by moving down in quality, good issuer selection becomes increasingly critical.

More generally, we would say that current uncertainties around trade and growth mean it makes sense to stay close to ECB stimulus and to US domestic growth, complemented by high-yielding debt capturing positive idiosyncratic risk. European corporate and sovereign credit are the principle beneficiaries of the resumption of ECB quantitative easing. The introduction of interest-rate tiering and better terms on the ECB’s bank credit easing facility also seem positive for European bank debt. Outside of the leveraged loan market, US credit fundamentals are solid in our opinion , especially for companies geared to the US consumer. We also see attractive risk-reward opportunities in select emerging markets, especially in hard currency.

With fixed income yields close to lows, market returns will have to be supplemented by excess returns that can be generated from active and alternative investment strategies. Uncertainty around growth, trade, policy and politics is likely to mean ongoing periods of volatility in markets, divergence in growth and policy and dispersion of issuer performance, which should create potential alpha opportunities, in our view. We believe this makes it an ideal environment for active managers to add value from a combination of long and short investment ideas and a capital-preservation mindset. BlueBay is committed to providing investors with solutions relevant to their investment needs as they face the challenges ahead. Thank you for your continued confidence and trust in the RBC BlueBay Funds.

Mark Dowding Chief Investment Officer BlueBay Asset Management LLP

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

German Bunds are debt securities issued by the German federal government.

A basis point is a unit of measure equal to one one-hundredth of a percent.

Alpha is a risk-adjusted performance measurement of a portfolio’s excess return relative to its benchmark after considering its risk relative to the benchmark. [A positive alpha indicates that a portfolio has produced higher-than-expected returns for its risk level, and vice versa for a negative alpha.]

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PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor and BlueBay Asset Management LLP (“BlueBay”) serves as an investment sub-advisor to each of the Funds and BlueBay Asset Management USA LLC (“BlueBay US”) serves as an investment sub-advisor for the RBC BlueBay High Yield Bond Fund and RBC BlueBay Global Bond Fund. The sub-advisors are responsible for the overall management of the Funds’ portfolios. The individuals primarily responsible for the day-to-day management of the Funds’ portfolios are set forth below.

BlueBay Emerging Market Debt Fund

Polina Kurdyavko

Partner, Senior Portfolio Manager

Polina is Head of Emerging Markets and Senior Portfolio Manager at BlueBay. Polina started her career in emerging markets after the Russian financial crisis in 1988 and has, since then, gained expertise across a broad range of emerging market financial assets. Polina joined BlueBay in July 2005 from UBS where she was a credit analyst in EM corporate research. Her role encompassed coverage of EM issuers as well as research support for primary issuance of corporate debt. Prior to this, Polina was with Alliance Capital where she was an emerging markets equity analyst and then moved on to pioneer emerging markets quantitative research at the firm. She started her career in a macro research boutique in Russia. Polina holds an MSc (Hons) in Finance from the people’s Friendship University of Russia, Moscow and is a CFA charterholder.

BlueBay Global Bond Fund

Kaspar Hense

Senior Portfolio Manager

Kaspar Hense is a Senior portfolio Manager within BlueBay’s Investment Grade team. Prior to joining BlueBay, Kaspar worked for three years at Toronto Dominion Securities in their global fixed income, capital markets group covering German clients. Previously, Kaspar spent six years with Deutsche Asset and Wealth Management where he was responsible for the global aggregate bond strategy. Kaspar began his career at Merrill Lynch in 2005 as an analyst. He holds a Master’s degree in Financial Management from a joint programme of the Christian Albrechts University of Kiel and the University of San Diego; and a Master’s degree in Economics from the Christian Albrechts University of Kiel. Kaspar is also a CFA charterholder.

Mark Dowding

Partner, Chief Investment Officer
Senior Portfolio Manager

Mark Dowding is Chief Investment Officer at BlueBay. He has over 25 years’ investment experience as a macro fixed income investor and has been a senior portfolio manager at BlueBay since 2010. As a macro risk taker, Mark actively pursues an open dialogue with policy makers and opinion formers, believing that proprietary research is key to gaining insights in order to generate strong investment returns. Prior to joining BlueBay, Mark was Head of Fixed Income in Europe for Deutsche Asset Management, a role he previously occupied at Invesco. He started his career as a fixed income portfolio manager at Morgan Grenfell in 1993 and holds a BSc (Hons) in Economics from the University of Warwick.

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PORTFOLIO MANAGERS

Alexandria Sun
Portfolio Manager

Alexandria Sun is a Portfolio Manager within BlueBay’s Investment Grade team with a focus on government and global aggregate portfolios. She was a rotational associate at RBC Global Asset Management in Toronto, Canada, before joining BlueBay in July 2017. Prior to RBC, she was working as an analyst in the fixed income team at Deutsche Asset Management in New York. Alexandria earned a BA degree in Economics and English Literature from Cornell University. She also holds a Master’s degree in Economics from University of Toronto. Alexandria is a CFA charterholder.

BlueBay High Yield Bond Fund

Justin Jewell

Co-Head of Global Leveraged Finance
Senior Portfolio Manager

Justin is Co-Head of BlueBay’s Global Leveraged Finance Long-Only Strategies and a senior portfolio manager within the Global Leveraged Finance Group. Justin joined BlueBay in April 2009, initially as Head of High Yield Trading, before moving into portfolio management at the beginning of 2012. He has over 16 years’ industry experience and spent a large part of his career at UBS where, most recently, he was Director of High Yield and Distressed Trading in Europe. Justin worked as a senior trader at MKM Longboat LLP between June and November 2008, though he returned to UBS after the fund wound down. Justin has a BSc in Economics from the London School of Economics and Political Science.

Thomas Kreuzer

Co-Head of Global Leveraged Finance
Senior Portfolio Manager

Thomas Kreuzer joined BlueBay in July 2002 and is Co-Head of BlueBay’s Global Leveraged Finance Group based in the Stamford, Connecticut, office. Prior to BlueBay, Thomas spent three years at Deutsche Bank within the Leveraged Finance and Financial Sponsor Group, in New York and London, where he was an analyst prior to being promoted to Associate in 2002. Thomas holds a BA (cum laude) from Middlebury College, USA.

Tim Leary

Portfolio Manager

Tim Leary is responsible for portfolio management of the RBC BlueBay High Yield Bond Fund. Tim joined BlueBay in January 2012 as Head of Trading, North America within the Global Leveraged Finance Group based in the Stamford, Connecticut, office before being promoted to his current role in January 2017. Prior to joining BlueBay, he was a director in high yield and distressed credit trading at the Royal Bank of Scotland. Before that, Tim spent three years as an analyst on the leveraged loan trading desk at Bear Stearns & Co. Tim holds a BS in Business Administration with Finance concentration from Fordham University.

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PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
Average Annual Total Returns as of September 30, 2019 (Unaudited)

RBC BlueBay Emerging Market Debt Fund
Class A
- Including Max Sales Charge of 4.25%	6.42%	2.91%	1.93%	2.23%
- At Net Asset Value	11.17%	4.40%	2.82%	2.80%	1.12%	20.37%
Class I
- At Net Asset Value	11.48%	4.64%	3.03%	3.03%	0.87%	2.13%
Class R6
- At Net Asset Value	11.57%	4.73%	3.10%	3.13%	0.82%	33.09%

JPMorgan EMBI Global Diversified Index(d)	11.57%	4.61%	5.74%	6.24%
RBC BlueBay Global Bond Fund
Class I
- At Net Asset Value	8.77%	3.99%	N/A	3.36%	0.69%	1.10%
Class R6
- At Net Asset Value	8.80%	4.01%	N/A	3.39%	0.64%	33.79%

ICE LIBOR USD 3 Month(d)	2.52%	1.88%	N/A	1.34%
BBG Bar Global Aggregate Bond Index(d)	10.65%	3.65%	N/A	3.94%
RBC BlueBay High Yield Bond Fund
Class A
- Including Max Sales Charge of 4.25%	3.82%	4.96%	4.35%	5.96%
- At Net Asset Value	8.41%	6.48%	5.26%	6.54%	0.82%	2.50%
Class I
- At Net Asset Value	8.58%	6.79%	5.52%	6.82%	0.57%	1.39%

ICE BofAML US High Yield Index(d)	6.30%	6.07%	5.36%	7.10%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(a)

The inception date (commencement of operations) is November 27, 2013 for Class A shares, December 27, 2016 for Class R6 shares and November 30, 2011 for Class I shares for each Fund except RBC BlueBay Global Bond Fund, which is December 9, 2014 for Class I shares. The performance in the table for the Class A and Class R6 shares prior to the inception of those classes reflects the performance of the Class I shares since the Fund’s inception.

(b)	The Funds’ expenses reflect actual expenses for the most recent year end (September 30, 2019).

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PERFORMANCE SUMMARY (UNAUDITED)

(c)

The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses at annual ratios of 1.12% for Class A, 0.87% for Class I and 0.82% for Class R6 of BlueBay Emerging Market Debt Fund and 0.52% for Class I and 0.47% for Class R6 of BlueBay Global Bond Fund and 0.82% for Class A and 0.57% for Class I of BlueBay High Yield Bond Fund until January 31, 2021.

(d)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

JPMorgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index is a subset of the JPMorgan EMBI. The JPMorgan EMBI tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds and traded loans issued by sovereign and quasi-sovereign entities in emerging markets. The JPMorgan EMBI Global Diversified limits the weights of countries with larger debt stocks by including only a specified portion of these countries’ eligible current face amounts of debt outstanding.

The ICE BofAML US High Yield Index tracks the performance of U.S. dollar--denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The ICE LIBOR USD 3 Month is a wholesale funding rate, for three-month maturities in U.S. dollars, anchored in LIBOR panel banks’ unsecured wholesale transactions to the greatest extent possible, with a waterfall to enable a rate to be published in all market circumstances. LIBOR panel banks’ submissions are ranked by ICE Benchmark Administration, and the upper and lower quartiles are excluded to remove outliers. The relevant rate is then calculated as the trimmed arithmetic mean of the remaining submissions, rounded to five decimal places. Each LIBOR panel bank’s submission carries an equal weight, subject to the trimming.

The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Emerging Market Debt Fund

Investment Strategy

The Fund seeks to achieve a high level of total return consisting of income and capital appreciation. It invests predominantly in fixed income securities of issuers economically tied to emerging market countries. The Fund primarily invests in sovereign debt, but may also invest in debt issued or guaranteed by foreign corporations or financial institutions. The Fund seeks to generate excess returns via superior country and issue selection through an in-depth process focusing on value in external credit spreads, local currencies and local interest rates, and avoiding deteriorating credits and one-off currency devaluations.

Performance

For the twelve-month period ended September 30, 2019, the Fund had an annualized total return of 11.48% (Class I). That compares to an annualized total return of 11.57% for the Fund’s primary benchmark, the J.P. Morgan Emerging Market Bond Index Global Diversified.

Factors That Made Positive Contributions

•  Off-benchmark allocation to Ukrainian Gross Domestic Product-linked warrants.

•  Off-benchmark allocation to high-yielding, high-beta, oil-sensitive sovereigns, namely Nigeria, Egypt, Kenya and Ecuador.

•  Overweight allocation to Brazil oil and gas corporates, mainly through Petrobras.

Factors That Detracted From Relative Returns

•  Underweight allocation to Oman and Angola.

•  Overweight allocation to Venezuela; the main detractor was the state-owned oil company, Petróleos de Venezuela (PDVSA).

•  An underweight allocation to Turkey in quarter two 2019.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks can be greater in emerging markets. The Fund invests in securities issued by smaller companies, which involve greater risks such as more volatility and less liquidity than larger companies. The Fund may invest in derivatives, which involve special risks including correlation, counterparty, liquidity, operational, accounting, and tax risks. These risks, in certain cases, may be greater than risks presented by more traditional investments. The Fund is non-diversified, which means in may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. These risks are described more fully in the prospectus.

The J.P. Morgan Emerging Market Bond Index tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities in emerging markets. The J.P. Morgan Emerging Market Bond Index Global Diversified limits the weights of countries with larger debt stocks by including only a specified portion of these countries’ eligible current face amounts of debt outstanding. You cannot invest directly in an index.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Emerging Market Debt Fund

Beta is a volatility measurement of a portfolio compared to a benchmark or the overall market and indicates the sensitivity of a portfolio’s returns to benchmark or market movements. [A lower beta portfolio has risen and fallen less rapidly than the benchmark or market, and vice versa for a higher beta portfolio.]

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

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	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

	RBC BlueBay Emerging Market Debt Fund
Investment Objective	High level of total return consisting of income and capital appreciation.
Benchmark	JPMorgan EMBI Global Diversified Index

Asset Allocation as of 9/30/19 (% of Fund’s investments) & Top Five Industries (as of 9/30/19) (% of Fund’s net assets)	*Includes U.S. dollar denominated cash equivalent investments representing 4.81% of investments.

Top Ten Holdings (excluding investment companies) (as of 9/30/19) (% of Fund’s net assets)	Paraguay Government International Bond, 5.40%, 3/30/50	2.10%	Turkey Government International Bond, 5.75%, 5/11/47	1.64%
	Russian Foreign Bond - Eurobond, 5.10%, 3/28/35	2.10%	Brazilian Government International Bond, 5.00%, 1/27/45	1.49%
	Qatar Government International Bond, 4.82%, 3/14/49	2.01%	Egypt Treasury Bond, 16.95%, 10/10/19	1.49%
	Bahamas Government International Bond, 6.00%, 11/21/28	1.98%	Republic of South Africa Government International Bond, 5.75%, 9/30/49	1.48%

			Banque Centrale de Tunisie International Bond, 6.38%, 7/15/26	1.47%
	Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25	1.66%

	*A listing of all portfolio holdings can be found beginning on page 19
Growth of $1,000,000 Initial Investment Since Inception (11/30/11)

The graph reflects an initial investment of $1,000,000 over the period from November 30, 2011 (commencement of operations) to September 30, 2019 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Global Bond Fund
Investment Strategy

The Fund seeks to achieve a high level of total return consisting of income and capital appreciation. It invests primarily (80%) in US and global investment grade fixed income securities with the potential to provide high total return. The Fund will invest in securities from sovereign or corporate issuers globally. The Fund may invest (up to 15%) in non-investment grade securities, in market caps of any size, and has the flexibility to use investment-grade quality derivatives in order to seek total return for investors.

Performance

For the twelve-month period ended September 30, 2019, the Fund had an annualized total return of 8.77% (Class I). That compares to an annualized total return of 10.65% for the Bloomberg Barclays Global Aggregate Bond USD Hedged Index, the Fund’s primary benchmark. As of September 27, 2019, the Fund had changed its primary benchmark from the ICE LIBOR USD 3 Month to the Bloomberg Barclays Global Aggregate Bond USD Hedged Index (The Advisor believes the Bloomberg Barclays Global Aggregate Bond USD Hedged Index is a more appropriate benchmark for the Fund following changes to the Fund’s investment strategies effective September 27, 2019). The ICE LIBOR USD 3 Month had an annualized total return of 2.52% for the twelve-month period ended September 30, 2019.

Factors That Made Positive Contributions

•  The largest contribution to returns over the period came from the allocation to contingent convertibles. After a difficult fourth quarter to 2018, exposure to European national champion banks, specifically in Italy, France and the Netherlands, drove returns in 2019. This was primarily driven by expectations of accommodating European Central Bank (ECB) monetary policy – specific tiered deposits (protecting financial institution’s deposits from negative interest rates) and the restarting of the bank’s quantitative easing programme.

•  Emerging market hard currency and local currency assets also both contributed to returns over the period. In the hard currency space, notable contributors were holdings in oil-sensitive assets, such as Nigeria, Ecuador and Qatar. Ukraine was a successful holding, as the country enjoyed some stabilized sentiment from markets post-election. While in local currency, high-carry, short-duration local-currency assets of Egypt were a key contributor to performance over the period.

•  The convertible sleeve also contributed to returns over the period. Holdings in pharmaceuticals and technology in the US were notable contributors, as equity markets started the year off strongly. The energy sector was an additional contributor, due to the 30% recovery in the oil price over quarter one 2019.

•  The opportunistic sleeve contributed to performance, as over the year holdings in Italy and Greece helped drive the positive returns. This was driven by a strong recovery in the periphery, fuelled by the hope of ECB stimulus to prevent the eurozone economy from stalling.

Factors That Detracted From Relative Returns

•  The only detractor to returns over the period came from the macro hedges. A long risk exposure to US high yield through synthetic credit contributed to returns as spreads tightened at the turn of year. However, a short UK sterling exposure, held in the first quarter of 2019 to hedge against Brexit risk, through foreign exchange forwards and options, was negative.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Global Bond Fund
• Lastly, an S&P 500 put option, traded to hedge against a broader risk-off event in global markets, detracted from performance in the second quarter of 2019.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investing in small cap companies involves additional risks, including greater fluctuations in value and less liquidity than larger companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Derivatives such as futures, forwards, and swaps involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Absolute return funds may not achieve their goals and are not intended to outperform stocks and bonds during strong market rallies and may underperform during periods of strong positive market performance. These risks are described more fully in the prospectus.

The 3-Month USD London Interbank Offering Rate (LIBOR) Index is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

The Bloomberg Barclays Global Aggregate Bond Index (USD Hedged) represents a close estimation of the performance that can be achieved by hedging the currency exposure of its parent index, the Bloomberg Barclays Global Aggregate Bond Index, to USD. The index is 100% hedged to the USD by selling the forwards of all the currencies in the parent index at the one-month Forward rate. The parent index is composed of government, government-related and corporate bonds, as well as asset-backed, mortgage-backed and commercial mortgage-backed.

Past performance is not a guarantee of future results.
Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

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	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

	RBC BlueBay Global Bond Fund
Investment Objective	High level of total return consisting of income and capital appreciation.
Benchmark	3-Month USD LIBOR Index

Asset Allocation as of 9/30/19 (% of Fund’s investments) & Top Five Industries (as of 9/30/19) (% of Fund’s net assets)	*Includes U.S. dollar denominated cash equivalent investments representing 38.70% of investments.

Top Ten Holdings (excluding investment companies) (as of 9/30/19) (% of Fund’s net assets)	U.S. Treasury Notes, 1.50%, 8/31/21	15.51%	U.S. Treasury Notes, 2.75%, 5/31/23	6.94%
	U.S. Treasury Notes, 1.63%, 8/15/29	11.33%	French Republic Government Bond, %, 3/25/24	5.68%
	U.S. Treasury Notes, 1.50%, 9/15/22	9.85%	Canadian Government Bond, 1.50%, 9/1/24	4.22%
	U.S. Treasury Notes, 2.50%, 1/31/24	7.09%	Italy Buoni Poliennali Del Tesoro, 3.00%, 8/1/29	4.09%

			U.S. Treasury Bonds, 2.75%, 11/15/47	2.79%
	Ginnie Mae, Pool #MA6153, 3.00%, 9/20/49	7.01%

	*A listing of all portfolio holdings can be found beginning on page 29
Growth of $100,000 Initial Investment Since Inception (12/9/14)

The graph reflects an initial investment of $100,000 over the period from December 9, 2014 (commencement of operations) to September 30, 2019 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

14

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15

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay High Yield Bond Fund
Investment Strategy

The Fund seeks to achieve a high level of total return consisting of income and capital appreciation. It invests predominantly in fixed income securities issued by sub-investment grade companies globally with at least 70% in U.S.-domiciled entities. The Fund seeks to generate excess returns via superior sector and security selection; based upon high quality, proprietary research.

Performance

For the twelve-month period ended September 30, 2019, the Fund had an annualized total return of 8.58% (Class I). That compares to an annualized total return of 6.30% for the ICE BofAML US High Yield Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	• A preference for defensive over cyclical sectors (the latter underperforming as trade-related issue weighed).
• Single-name selection was key as incidences of earnings disappointment rose, especially in the latter part of 2018.

•  Overweight positioning within the media and telecommunications sectors, and in particular the Altice complex, was highly additive as the company continued along its path of operational improvements and deleveraging.

• Underweight allocation to BB-rated securities, which outperformed as underlying government bonds tightened.
Factors That Detracted From Relative Returns

•  Underweight allocation to autos was the key sector drag relative to the benchmark as the sector rebounded from having been oversold.

•  Positions in packaging company Lecta (which failed to obtain an EU subsidy for new plant conversion) and Italian engineering firm Maccaferri (which posted weaker-than-expected Q2 results) were the principal single-name detractors over the period.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks can be greater in emerging markets. The Fund may invest in derivatives, which involve special risks including correlation, counterparty, liquidity, operational, accounting, and tax risks. These risks, in certain cases, may be greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The ICE BofAML US High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. You cannot invest directly in an index.

16

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay High Yield Bond Fund

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s (S&P) and Moody’s. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. S&P ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. Moody’s ratings are expressed as letters ranging from Aaa, which is the highest grade, to C, which is the lowest grade. Noninvestment grade securities are those rated Ba1 or BB+ or below by Moody’s or S&P, respectively.

Past performance is not a guarantee of future results.
Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

17

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

	RBC BlueBay High Yield Bond Fund
Investment Objective	High level of total return consisting of income and capital appreciation.
Benchmark	BofA Merrill Lynch High Yield Master II Index
Asset Allocation as of 9/30/19 (% of Fund’s investments) & Top Five Industries (as of 9/30/19) (% of Fund’s net assets)
	*Includes U.S. dollar denominated cash equivalent investments representing 7.76% of investments.
Top Ten Holdings (excluding investment companies) (as of 9/30/19) (% of Fund’s net assets)	HCA Healthcare, Inc., 6.25%, 2/15/21	2.30%	Avation Capital SA, MTN, 6.50%, 5/15/21	1.43%
	CSC Holdings LLC, 5.75%, 1/15/30	1.74%	Bausch Health Americas, Inc., 8.50%, 1/31/27	1.40%
	KB Home, 8.00%, 3/15/20	1.49%	Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 5.75%, 5/15/26	1.39%
	CCO Holdings LLC / CCO Holdings Capital Corp., 5.38%, 6/1/29	1.49%
	Altice Financing SA, 6.63%, 2/15/23	1.48%	Live Nation Entertainment, Inc., 4.88%, 11/1/24	1.35%
	Global Aircraft Leasing Co. Ltd., 6.50%, 9/15/24	1.47%
	*A listing of all portfolio holdings can be found beginning on page 34
Growth of $1,000,000 Initial Investment Since Inception (11/30/11)

The graph reflects an initial investment of $ 1,000,000 over the period from November 30, 2011 (commencement of operations) to September 30, 2019 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

18

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund

September 30, 2019

Principal Amount		Value
Foreign Government Bonds — 69.79%
Angola — 0.98%
$200,000	Angolan Government International Bond, 9.38%, 5/8/48	$210,884

Argentina — 2.30%
274,684	Argentine Republic Government International Bond, STEP, 3.75%, 12/31/38	109,187
120,000	Argentine Republic Government International Bond, 5.63%, 1/26/22	51,923
490,000	Argentine Republic Government International Bond, 6.88%, 4/22/21	241,012
220,000	Argentine Republic Government International Bond, 6.88%, 1/11/48	93,040

		495,162

Azerbaijan — 0.67%
150,000	Republic of Azerbaijan International Bond, 3.50%, 9/1/32	145,249

Bahamas — 1.98%
400,000	Bahamas Government International Bond, 6.00%, 11/21/28	427,480

Bahrain — 0.98%
215,000	Bahrain Government International Bond, 6.00%, 9/19/44	211,408

Belarus — 1.02%
205,000	Republic of Belarus International Bond, 6.88%, 2/28/23	219,245

Brazil — 1.49%
310,000	Brazilian Government International Bond, 5.00%, 1/27/45	322,041

Cameroon — 1.02%
200,000	Republic of Cameroon International Bond, 9.50%, 11/19/25	218,996

Dominican Republic — 2.14%
205,000	Dominican Republic International Bond, 5.50%, 1/27/25	216,330
230,000	Dominican Republic International Bond, 6.40%, 6/5/49	245,217

		461,547

Ecuador — 4.02%
240,000	Ecuador Government International Bond, 7.88%, 1/23/28	227,253
200,000	Ecuador Government International Bond, 8.88%, 10/23/27	199,894
200,000	Ecuador Government International Bond, 9.50%, 3/27/30	202,354
220,000	Ecuador Government International Bond, 10.75%, 1/31/29	238,481

		867,982

19

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2019

Principal Amount		Value
Egypt — 3.70%
4,000,000(a)	Egypt Government Bond, 16.10%, 5/7/29	$261,040
$ 200,000	Egypt Government International Bond, 8.70%, 3/1/49	215,201
5,254,318(a)	Egypt Treasury Bond, 16.95%, 10/10/19(b)	321,749

		797,990

El Salvador — 1.20%
150,000	El Salvador Government International Bond, 7.13%, 1/20/50	153,244
98,000	El Salvador Government International Bond, 7.65%, 6/15/35	105,423

		258,667

Ghana — 0.93%
200,000	Ghana Government International Bond, 8.13%, 3/26/32	201,032

Guatemala — 0.98%
200,000	Guatemala Government Bond, 4.90%, 6/1/30	212,000

Indonesia — 2.00%
200,000	Indonesia Government International Bond, MTN, 3.85%, 7/18/27	211,147
200,000	Perusahaan Penerbit SBSN Indonesia III, 4.45%, 2/20/29	220,123

		431,270

Kenya — 0.97%
200,000	Kenya Government International Bond, 8.00%, 5/22/32	209,686

Lebanon — 1.48%
20,000	Lebanon Government International Bond, GMTN, 6.60%, 11/27/26	12,998
60,000	Lebanon Government International Bond, GMTN, 6.65%, 11/3/28	38,872
161,000	Lebanon Government International Bond, GMTN, 6.65%, 2/26/30	104,455
26,000	Lebanon Government International Bond, 7.00%, 4/22/31	16,747
83,000	Lebanon Government International Bond, GMTN, 7.05%, 11/2/35	54,047
141,000	Lebanon Government International Bond, 7.25%, 3/23/37	91,809

		318,928

Mexico — 3.32%
265,000	Mexico Government International Bond, 4.50%, 4/22/29	288,404
200,000	Mexico Government International Bond, 4.50%, 1/31/50	210,302
200,000	Mexico Government International Bond, MTN, 4.75%, 3/8/44	216,314

		715,020

Mongolia — 1.27%
275,000	Mongolia Government International Bond, MTN, 5.13%, 12/5/22	274,491

20

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2019

Principal Amount		Value

Montenegro — 0.65%
130,000(c)	Montenegro Government International Bond, 2.55%, 10/3/29	$140,236

Nigeria — 3.96%
$200,000	Nigeria Government International Bond, NGN, 7.14%, 2/23/30	204,835
200,000	Nigeria Government International Bond, NGN, 7.70%, 2/23/38	203,676
200,000	Nigeria Government International Bond, 7.88%, 2/16/32	210,706
90,000,000(a)	Nigeria OMO Bill, 14.45%, 2/27/20(b)	235,447

		854,664

Oman — 0.92%
200,000	Oman Government International Bond, 6.00%, 8/1/29	199,065

Panama — 2.96%
200,000	Panama Government International Bond, 3.16%, 1/23/30	206,400
200,000	Panama Government International Bond, 3.87%, 7/23/60	216,555
205,000	Panama Notas del Tesoro, 3.75%, 4/17/26(d)	214,738

		637,693

Paraguay —2.10%
400,000	Paraguay Government International Bond, 5.40%, 3/30/50	453,130

Peru — 0.91%
190,000	Peruvian Government International Bond, 2.84%, 6/20/30	195,317

Qatar — 2.01%
350,000	Qatar Government International Bond, 4.82%, 3/14/49	433,359

Romania — 3.21%
95,000(c)	Romanian Government International Bond, 2.12%, 7/16/31	107,316
90,000(c)	Romanian Government International Bond, 3.38%, 2/8/38	112,523
150,000(c)	Romanian Government International Bond, 3.50%, 4/3/34	189,410
200,000(c)	Romanian Government International Bond, 4.63%, 4/3/49	282,366

		691,615

Russia — 5.22%
200,000	Russian Foreign Bond - Eurobond, 4.25%, 6/23/27	212,954
200,000	Russian Foreign Bond - Eurobond, 4.38%, 3/21/29	214,144
400,000	Russian Foreign Bond - Eurobond, 5.10%, 3/28/35	452,345
200,000	Russian Foreign Bond - Eurobond, 5.63%, 4/4/42	246,238

		1,125,681

South Africa — 1.48%
320,000	Republic of South Africa Government International Bond, 5.75%, 9/30/49	318,318

21

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2019

Principal Amount		Value

Sri Lanka — 1.83%
$ 200,000	Sri Lanka Government International Bond, 6.75%, 4/18/28	$191,151
200,000	Sri Lanka Government International Bond, 6.85%, 3/14/24	204,299

		395,450

Trinidad & Tobago — 1.97%
210,000	Trinidad & Tobago Government International Bond, 4.38%, 1/16/24	218,639
200,000	Trinidad & Tobago Government International Bond, 4.50%, 8/4/26	207,212

		425,851

Tunisia — 3.62%
100,000(c)	Banque Centrale de Tunisie International Bond, 5.63%, 2/17/24	105,574
400,000	Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25	358,797
300,000(c)	Banque Centrale de Tunisie International Bond, 6.38%, 7/15/26	316,146

		780,517

Turkey — 2.50%
200,000	Turkey Government International Bond, 4.88%, 10/9/26	184,974
405,000	Turkey Government International Bond, 5.75%, 5/11/47	353,319

		538,293

Ukraine — 1.97%
228,000	Ukraine Government International Bond, 0.00%, 5/31/40(e)	213,243
200,000	Ukraine Government International Bond, 7.75%, 9/1/23	210,894

		424,137

Uzbekistan — 1.00%
205,000	Republic of Uzbekistan Bond, 4.75%, 2/20/24	214,999

Venezuela — 0.15%
85,000	Venezuela Government International Bond, 7.75%, 10/13/19(f)	8,287
73,800	Venezuela Government International Bond, 8.25%, 10/13/24(f)	7,196
170,000	Venezuela Government International Bond, 11.75%, 10/21/26(f)	16,575

		32,058

Zambia — 0.88%
266,000	Zambia Government International Bond, 8.97%, 7/30/27	189,604

Total Foreign Government Bonds (Cost $14,862,535)		15,049,065

Corporate Bonds — 23.37%
Azerbaijan — 1.08%
200,000	Southern Gas Corridor CJSC, 6.88%, 3/24/26	232,142

22

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2019

Principal Amount		Value
Brazil — 2.87%
$200,000	Cemig Geracao e Transmissao SA, 9.25%, 12/5/24	$232,750
117,000	Petrobras Global Finance BV, 5.09%, 1/15/30(d)	122,049
140,000	Petrobras Global Finance BV, 6.85%, 6/5/15	160,153
90,000	Petrobras Global Finance BV, 6.90%, 3/19/49	103,297

		618,249

Chile — 0.93%
200,000	Corporacion Nacional del Cobre de Chile, 3.70%, 1/30/50(d)	200,512

China — 4.97%
200,000	China Minmetals Corp., 4.45%, 11/13/67(g)	202,928
200,000	CNAC HK Finbridge Co. Ltd., 3.38%, 6/19/24	201,958
220,000	CNAC HK Finbridge Co. Ltd., 3.88%, 6/19/29	226,837
200,000	CNAC HK Finbridge Co. Ltd., 5.13%, 3/14/28	225,105
200,000	Tencent Holdings Ltd., 3.98%, 4/11/29	214,308

		1,071,136

Ecuador — 0.92%
200,000	Petroamazonas EP, 4.63%, 11/6/20	199,000

Indonesia — 3.18%
254,000	Minejesa Capital BV, 4.63%, 8/10/30	260,909
200,000	Pertamina Persero PT, 4.70%, 7/30/49(d)	208,150
200,000	Perusahaan Listrik Negara PT, 4.88%, 7/17/49(d)	216,250

		685,309

Israel — 0.97%
154,758	Delek & Avner Tamar Bond Ltd., 5.08%, 12/30/23(d)	158,182
50,242	Delek & Avner Tamar Bond Ltd., 5.41%, 12/30/25(d)	51,875

		210,057

Kazakhstan — 2.13%
200,000	KazMunayGas National Co. JSC, 5.38%, 4/24/30	224,500
200,000	KazMunayGas National Co. JSC, 5.75%, 4/19/47	235,451

		459,951

Mexico — 3.51%
103,000	Petroleos Mexicanos, 5.63%, 1/23/46	88,039
145,000	Petroleos Mexicanos, 6.35%, 2/12/48	133,400
70,000	Petroleos Mexicanos, 6.49%, 1/23/27(d)	72,787
250,000	Petroleos Mexicanos, 6.84%, 1/23/30(d)	258,858
194,410	Petroleos Mexicanos, 7.69%, 1/23/50(d)	202,599

		755,683

Mongolia — 0.95%
200,000	Trade & Development Bank of Mongolia LLC, MTN, 9.38%, 5/19/20	205,445

23

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2019

Principal Amount		Value

South Africa — 1.02%
$205,000	Eskom Holdings SOC Ltd., MTN, 6.35%, 8/10/28	$219,247

Ukraine — 0.34%
70,000	State Savings Bank of Ukraine Via SSB #1 Plc, STEP, 9.38%, 3/10/23	73,247

Venezuela — 0.50%
173,584	Petroleos de Venezuela SA, 6.00%, 11/15/26(f)	14,755
260,000	Petroleos de Venezuela SA, 8.50%, 10/27/20	93,600

		108,355

Total Corporate Bonds (Cost $4,954,245)		5,038,333

Contracts
Put Options Purchased — 0.04%
865,000	PUT EURUSD, Strike Price USD 1.095, Expires 10/18/19, Notional Amount $947,175	5,839
1	S & P 500 Index, Strike Price USD 2,900.00, Expires 11/15/19, Notional Amount $290,000	3,665

Total Put Options Purchased (Cost $8,000)		9,504

Shares
Investment Company — 4.71%
1,015,751	U.S. Government Money Market Fund,
	RBC Institutional Class 1 (h)	1,015,751

Total Investment Company		1,015,751

(Cost $1,015,751)

Total Investments		$21,112,653
(Cost $20,840,531)(i) — 97.91%

Other assets in excess of liabilities — 2.09%		450,131

NET ASSETS — 100.00%		$21,562,784

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2019

(a)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(b)	Zero Coupon Bond. The rate represents the yield at time of purchase.
(c)	Principal amount denoted in Euros.
(d)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.
(g)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(h)	Affiliated investment.
(i)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2019

Foreign currency exchange contracts as of September 30, 2019:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	110,000	BRL	438,823	Citibank N.A.	11/4/19	$ 4,650
USD	100,000	BRL	409,760	Citibank N.A.	11/4/19	1,628
INR	236,077	USD	3,277	Citibank N.A.	11/26/19	41
USD	1,254	CLP	897,661	Citibank N.A.	11/26/19	21
USD	1,364,480	EUR	1,227,609	Citibank N.A.	11/26/19	20,834
USD	221,556	PEN	745,536	Citibank N.A.	11/26/19	869
USD	6,821	THB	208,323	Citibank N.A.	11/26/19	3
USD	11,782	ZAR	174,175	Citibank N.A.	11/26/19	366
USD	11,137	ZAR	164,552	Citibank N.A.	11/26/19	352
						$ 28,764
BRL	389,677	USD	102,039	Citibank N.A.	11/4/19	$ (8,488)
BRL	459,387	USD	120,057	Citibank N.A.	11/4/19	(9,771)
BRL	448,928	USD	117,404	Citibank N.A.	11/4/19	(9,628)
BRL	465,324	USD	115,000	Citibank N.A.	11/4/19	(3,288)
USD	598,507	OMR	232,240	Citibank N.A.	11/6/19	(4,444)
USD	80,000	OMR	31,035	Citibank N.A.	11/6/19	(575)
CLP	897,661	USD	1,264	Citibank N.A.	11/26/19	(31)
EUR	100,000	USD	109,791	Citibank N.A.	11/26/19	(339)
IDR	3,124,880,000	USD	221,560	Citibank N.A.	11/26/19	(2,685)
MXN	3,575,464	USD	182,138	Citibank N.A.	11/26/19	(2,645)
PEN	745,536	USD	223,723	Citibank N.A.	11/26/19	(3,036)
RUB	6,066,040	USD	93,253	Citibank N.A.	11/26/19	(416)
RUB	5,573,618	USD	85,905	Citibank N.A.	11/26/19	(603)
RUB	2,907,974	USD	44,755	Citibank N.A.	11/26/19	(251)
THB	208,323	USD	6,824	Citibank N.A.	11/26/19	(5)
USD	3,287	INR	236,077	Citibank N.A.	11/26/19	(32)
ZAR	338,727	USD	22,803	Citibank N.A.	11/26/19	(602)
USD	16,646	NGN	6,267,095	Citibank N.A.	2/24/20	(291)
USD	74,906	NGN	28,183,217	Citibank N.A.	2/24/20	(1,260)
USD	46,897	NGN	17,656,924	Citibank N.A.	2/26/20	(803)
USD	91,551	NGN	34,487,765	Citibank N.A.	2/26/20	(1,617)
						$ (50,810)
Total						$ (22,046)

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2019

Financial futures contracts as of September 30, 2019:

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value	Clearinghouse
EURO-BOBL Future	6	December 2019	$6,957	USD $887,113	Citigroup Global Markets Inc.
Total			$6,957

Credit default swaps buy protection as of September 30, 2019:

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)	Value
5.00%	Markit iTraxx Xovers, Series 31	Quarterly	Citigroup Global Markets Inc.	6/20/24	EUR	760	$(80,980)	$(5,149)	$(86,129)
1.00%	Saudi Government International Bond	Quarterly	Citigroup Global Markets Inc.	12/20/24	USD	839	(10,822)	481	(10,341)
1.00%	Brazil Government International Bond	Quarterly	Barclays Bank plc	12/20/24	USD	1,120	18,616	1,329	19,945
1.00%	Mexico Government International Bond	Quarterly	Citigroup Global Markets Inc.	12/20/24	USD	645	4,475	478	4,954
1.00%	Eskom Holdings SOC Ltd.	Quarterly	Barclays Bank plc	12/20/20	USD	84	1,660	(1,685)	(26)
Total							$(67,051)	$(4,546)	$(71,597)

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2019

Abbreviations used are defined below:

BRL - Brazilian Real

CLP - Chilean Peso

EUR - Euro

GMTN - Global Medium Term Note

IDR - Indonesian Rupiah

INR - Indian Rupee

MTN - Medium Term Note

MXN - Mexican Peso

NGN - Nigerian Naira

OMR - Omani Rial

PEN - Peruvian Nuevo Sol

RUB - Russian Ruble

STEP - Step Coupon Bond

THB - Thai Baht

USD - United States Dollar

ZAR - South African Rand

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Foreign Government Bonds	69.79%
Energy	11.87%
Basic Materials	4.91%
Utilities	4.31%
Financial	1.29%
Communications	0.99%
Other*	6.84%
100.00%

*Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, credit default swaps, financial futures contracts, options, foreign currency exchange contracts and accrued expenses payable.

See Notes to the Financial Statements.

28

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Bond Fund

September 30, 2019

Principal Amount		Value
U.S. Treasury Obligations — 60.42%
United States — 60.42%
$ 1,300,000	U.S. Treasury Bonds, 2.75%, 11/15/47	$ 1,472,453
600,000	U.S. Treasury Bonds, 3.50%, 2/15/39	751,594
600,000	U.S. Treasury Bonds, 3.63%, 8/15/43	773,813
500,000	U.S. Treasury Bonds, 4.50%, 2/15/36	689,375
8,200,000	U.S. Treasury Notes, 1.50%, 8/31/21	8,176,617
5,200,000	U.S. Treasury Notes, 1.50%, 9/15/22	5,190,250
6,000,000	U.S. Treasury Notes, 1.63%, 8/15/29	5,972,812
3,600,000	U.S. Treasury Notes, 2.50%, 1/31/24	3,739,500
3,513,100	U.S. Treasury Notes, 2.75%, 5/31/23	3,659,252
1,300,000	U.S. Treasury Notes, 2.88%, 5/15/28	1,426,953

		31,852,619

Total U.S. Treasury Obligations		31,852,619

(Cost $31,814,533)

Foreign Government Bonds — 30.55%
Australia — 2.61%
1,750,000(a)	Australia Government Bond, 5.50%, 4/21/23	1,378,310

Canada — 4.22%
2,930,000(a)	Canadian Government Bond, 1.50%, 9/1/24	2,222,209

France — 5.68%
2,670,000(b)	French Republic Government Bond, 0.00%, 3/25/24	2,994,543

Germany — 5.49%
960,000(b)	Bundesrepublik Deutschland Bundesanleihe, 1.25%, 8/15/48	1,459,771
770,000(b)	Bundesrepublik Deutschland Bundesanleihe, 5.50%, 1/4/31	1,432,876

		2,892,647

Greece — 3.70%
139,965(b)	Hellenic Republic Government Bond, 3.75%, 1/30/28	182,185
650,000(b)	Hellenic Republic Government Bond, 4.00%, 1/30/37	908,166
590,000(b)	Hellenic Republic Government Bond, 4.20%, 1/30/42	861,827

		1,952,178

Italy — 4.66%
1,640,000(b)	Italy Buoni Poliennali Del Tesoro, 3.00%, 8/1/29	2,155,969
190,000(b)	Italy Buoni Poliennali Del Tesoro, 3.85%, 9/1/49(c)	299,147

		2,455,116

Mexico — 0.71%
300,000(b)	Mexico Government International Bond, 4.00%, 3/15/2115	372,764

29

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Bond Fund (cont.)

September 30, 2019

Principal Amount		Value
Romania — 1.20%
450,000(b)	Romanian Government International Bond, 4.63%, 4/3/49	$ 635,324

Tunisia — 2.26%
$ 400,000	Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25	358,797
790,000(b)	Banque Centrale de Tunisie International Bond, 6.38%, 7/15/26	832,517

		1,191,314

Venezuela — 0.02%
121,000	Venezuela Government International Bond, 8.25%, 10/13/24(d)	11,798

Total Foreign Government Bonds		16,106,203

(Cost $15,997,549)

Corporate Bonds — 20.24%
Australia — 0.38%
136,374	Quintis Australia Pty Ltd., PIK, 0.00%, 10/1/28(c),(e),(f),(g)	88,807
113,879	Quintis Australia Pty Ltd., PIK, 7.50%, 10/1/26(c),(e),(f),(g)	113,879

		202,686

Canada — 0.60%
300,000	Husky Energy, Inc., 4.40%, 4/15/29	315,878

France — 1.40%
600,000(b)	Electricite de France SA, (12 Year EUR Swap + 3.043%), EMTN, 5.00%, 1/22/68(h)	737,302

Italy — 4.23%
800,000(b)	Intesa Sanpaolo SpA, (5 Year EUR Swap + 7.192%), 7.75%, 7/11/68(h)	1,025,925
200,000(b)	UniCredit SpA, (5 Year EUR Swap + 6.387%), 6.63%, 12/3/67(h),(i)	227,085
600,000(b)	UniCredit SpA, (5 Year EUR ICE Swap + 7.334%), 7.50%, 6/3/68(h)	727,362
200,000(b)	UniCredit SpA, (5 Year EUR Swap + 9.300%), 9.25%, 6/3/68(h),(i)	251,348

		2,231,720

Spain — 3.37%
700,000(b)	Abertis Infraestructuras SA, EMTN, 3.00%, 3/27/31	861,958
600,000(b)	Bankia SA, (5 Year EUR Swap + 5.819%), 6.00%, 10/18/67(h)	675,431
200,000(b)	CaixaBank SA, (5 Year EUR Swap + 6.498%), 6.75%, 9/13/68(h),(i)	239,163

		1,776,552

United States — 10.14%
400,000	Broadcom, Inc., 4.25%, 4/15/26(c)	413,197
1,000,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.38%, 5/1/47	1,088,582

30

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Bond Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 400,000	Enable Midstream Partners LP, 4.40%, 3/15/27	$ 400,922
1,100,000	EQM Midstream Partners LP, 4.75%, 7/15/23	1,103,531
500,000(b)	Fidelity National Information Services, Inc., 2.95%, 5/21/39	670,003
700,000	Kraft Heinz Foods Co., 4.88%, 10/1/49(c)	705,797
500,000(b)	Thermo Fisher Scientific, Inc., EMTN, 1.50%, 10/1/39	550,481
400,000	Vistra Operations Co. LLC, 4.30%, 7/15/29(c)	409,921

		5,342,434

Venezuela — 0.12%
172,500	Petroleos de Venezuela SA, 8.50%, 10/27/20	62,100

Total Corporate Bonds		10,668,672

(Cost $10,806,355)

Shares
U.S. Government Agency Backed Mortgages — 7.01%
United States — 7.01%
3,600,000	Ginnie Mae, Pool #MA6153, 3.00%, 9/20/49	3,694,989

Total U.S. Government Agency Backed Mortgages		3,694,989

(Cost $3,689,437)

Common Stocks — 0.16%
Australia — 0.16%
72,112	Quintis Ltd.*,(e),(f)	82,208

Total Common Stocks		82,208

(Cost $1)

Investment Company — 74.75%
39,403,605	U.S. Government Money Market Fund,
	RBC Institutional Class 1 (j)	39,403,605

Total Investment Company		39,403,605

(Cost $39,403,605)

Total Investments		$101,808,296
(Cost $101,711,480)(k) — 193.13%

Liabilities in excess of other assets — (93.13)%		(49,093,661)

NET ASSETS — 100.00%		$ 52,714,635

31

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Bond Fund (cont.)

September 30, 2019

*	Non-income producing security.

(a)	Investment in non-U.S. Dollars. Principal amount reflects local currency.

(b)	Principal amount denoted in Euros.

(c)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(g)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer.

(h)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2019.

(i)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(j)	Affiliated investment.

(k)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

32

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Bond Fund (cont.)

September 30, 2019

Foreign currency exchange contracts as of September 30, 2019:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	750,000	BRL	2,982,862	Citigroup Global Markets Inc.	11/4/19	$33,896
USD	617,989	BRL	2,537,961	Citigroup Global Markets Inc.	11/4/19	8,694
USD	174,000	BRL	706,614	Citigroup Global Markets Inc.	11/4/19	4,361
USD	2,266,405	CAD	3,000,000	Citibank N.A.	11/26/19	39
USD	18,762,300	EUR	17,110,000	Citibank N.A.	11/26/19	35,011

						$82,001

BRL	3,700,087	USD	966,989	Citigroup Global Markets Inc.	11/4/19	$(78,699)
BRL	2,527,350	USD	636,021	Citigroup Global Markets Inc.	11/4/19	(29,273)

						$(107,972)

Total						$(25,971)

Abbreviations used are defined below:

BRL - Brazilian Real

CAD - Canadian Dollar

EUR - Euro

USD - United States Dollar

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Foreign Government Bonds	30.55%
Government	60.42%
Financial	12.97%
Consumer, Non-cyclical	4.03%
Energy	3.57%
Utilities	2.18%
Communications	2.07%
Technology	2.05%
Basic Materials	0.54%
Other*	(18.38)%
100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, foreign currency exchange contracts and accrued expenses payable.

See Notes to Schedules of Portfolio Investments.

33

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund

September 30, 2019

Principal Amount		Value
Corporate Bonds — 91.54%
Australia — 0.64%
$ 215,326	Quintis Australia Pty Ltd., PIK, 0.00%, 10/1/28(a),(b),(c)	$140,220
179,808	Quintis Australia Pty Ltd., PIK, 7.50%, 10/1/26(a),(b),(c)	179,808

		320,028

Canada — 3.01%
227,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines LP, 8.75%, 7/15/26(a)	232,858
200,000	Intertape Polymer Group, Inc., 7.00%, 10/15/26(a)	209,050
433,000	Norbord, Inc., 5.75%, 7/15/27(a)	444,040
277,000	Parkland Fuel Corp., 5.88%, 7/15/27(a)	289,966
118,000	Telesat Canada / Telesat LLC, 6.50%, 10/15/27(a)	119,917
192,000	Telesat Canada / Telesat LLC, 8.88%, 11/15/24(a)	205,930

		1,501,761

Cayman Islands — 1.47%
723,000	Global Aircraft Leasing Co. Ltd., 6.50%, 9/15/24(a)	731,495

China — 0.66%
367,000	Eagle Intermediate Global Holding BV/Ruyi US Finance LLC,
	7.50%, 5/1/25(a)	331,405

France — 0.45%
201,000	Altice France SA/France, 8.13%, 2/1/27(a)	222,175

Italy — 2.78%
503,000	F-Brasile SpA / F-Brasile US LLC, Series XR, 7.38%, 8/15/26(a)	517,621
300,000	Intesa Sanpaolo SpA, 7.70%, 3/17/68(a),(d)	312,736
300,000	UniCredit SpA, 5.86%, 6/19/32(a),(d)	308,193
220,000	UniCredit SpA, 7.30%, 4/2/34(a),(d)	248,285

		1,386,835

Luxembourg — 5.62%
721,000	Altice Financing SA, 6.63%, 2/15/23(a)	740,084
270,000	Altice Finco SA, 7.63%, 2/15/25(a)	279,908
200,000	Altice Luxembourg SA, 7.63%, 2/15/25(a)	208,060
562,000	Altice Luxembourg SA, 10.50%, 5/15/27(a)	634,428
464,000	Intelsat Jackson Holdings SA, 8.50%, 10/15/24(a)	467,624
280,000(e)	LHMC Finco 2 Sarl, 7.25%, 10/2/25(a)	310,626
144,000(e)	Matterhorn Telecom SA, 2.63%, 9/15/24(a)	162,492

		2,803,222

Netherlands — 0.99%
169,000(e)	Summer Bidco Bv, 9.00%, 11/15/25(a)	193,332
130,000(e)	UPC Holding BV, 3.88%, 6/15/29	148,827
130,000(e)	UPCB Finance VII Ltd., 3.63%, 6/15/29	150,155

		492,314

34

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2019

Principal Amount		Value
Singapore — 1.43%
$ 687,000	Avation Capital SA, MTN, 6.50%, 5/15/21(a)	$711,248

Switzerland — 0.64%
300,000	Credit Suisse Group AG, 7.25%, 3/12/68(d)	321,375

United Arab Emirates — 0.88%
434,000	DAE Funding LLC, 4.00%, 8/1/20(a)	437,418

United Kingdom — 2.58%
280,000	Barclays Plc, 8.00%, 9/15/68(d)	298,200
304,000	Connect Finco Sarl / Connect US Finco LLC, 6.75%, 10/1/26(a)	309,700
160,000(f)	Pinewood Finance Co. Ltd., 3.25%, 9/30/25(a)	200,834
455,000	Virgin Media Secured Finance Plc, 5.50%, 5/15/29(a)	475,646

		1,284,380

United States — 70.39%
330,000	Advanced Drainage Systems, Inc., 5.00%, 9/30/27(a)	335,027
239,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertson’s LLC, 7.50%, 3/15/26(a)	267,966
460,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC, 5.75%, 3/15/25	474,604
500,000	AMC Entertainment Holdings, Inc., 6.13%, 5/15/27	454,653
339,000	American Axle & Manufacturing, Inc., 6.25%, 4/1/25	329,125
218,000	Ascend Learning LLC, 6.88%, 8/1/25(a)	227,166
484,000	B&G Foods, Inc., 5.25%, 9/15/27	494,695
445,000	Ball Corp., 4.38%, 12/15/20	454,899
184,000	Banff Merger Sub, Inc., 9.75%, 9/1/26(a)	175,761
621,000	Bausch Health Americas, Inc., 8.50%, 1/31/27(a)	697,286
456,000	Berry Global, Inc., 5.13%, 7/15/23	467,387
229,000	Blackboard, Inc., 9.75%, 10/15/21(a)	226,751
230,000	Broadcom, Inc., 4.75%, 4/15/29(a)	243,019
659,000	Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 5.75%, 5/15/26(a)	690,838
244,000	Builders FirstSource, Inc., 6.75%, 6/1/27(a)	262,932
581,000	Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(a)	594,328
282,000	Capitol Investment Merger Sub 2 LLC, 10.00%, 8/1/24(a)	293,000
212,000	Carvana Co., 8.88%, 10/1/23(a)	218,469
697,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.38%, 6/1/29(a)	741,924
500,000	CenturyLink, Inc., 5.63%, 4/1/25	518,850
213,000	CenturyLink, Inc., Series S, 6.45%, 6/15/21	224,084
500,000	Chesapeake Energy Corp., 8.00%, 6/15/27	340,016
324,000	Churchill Downs, Inc., 5.50%, 4/1/27(a)	343,674
426,000	Cinemark USA, Inc., 4.88%, 6/1/23	433,905
240,000	Clear Channel Worldwide Holdings, Inc., 5.13%, 8/15/27(a)	250,643
829,000	CSC Holdings LLC, 5.75%, 1/15/30(a)	866,264

35

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 592,000	CSC Holdings LLC, 10.88%, 10/15/25(a)	$670,780
242,000	Cumulus Media New Holdings, Inc., 6.75%, 7/1/26(a)	253,568
106,000	Dell International LLC / EMC Corp., 5.88%, 6/15/21(a)	107,709
240,000	Denbury Resources, Inc., 7.75%, 2/15/24(a)	185,677
168,000	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.38%, 8/15/26(a)	174,330
204,000	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.63%, 8/15/27(a)	211,600
450,000	EMC Corp., 2.65%, 6/1/20	450,431
184,000	Encompass Health Corp., 4.50%, 2/1/28	186,007
184,000	Encompass Health Corp., 4.75%, 2/1/30	185,892
131,000	Energy Ventures Gom LLC / EnVen Finance Corp., 11.00%, 2/15/23(a)	131,968
186,000	EnLink Midstream LLC, 5.38%, 6/1/29	177,610
236,000	Entercom Media Corp., 6.50%, 5/1/27(a)	246,543
450,000	Equinix, Inc., 5.38%, 1/1/22	460,063
600,000	Fidelity & Guaranty Life Holdings, Inc., 5.50%, 5/1/25(a)	645,712
199,000	Freedom Mortgage Corp., 8.25%, 4/15/25(a)	183,391
225,000	Frontier Communications Corp., 8.00%, 4/1/27(a)	237,715
236,000	Frontier Communications Corp., 8.50%, 4/1/26(a)	236,209
264,000	Global Partners LP / GLP Finance Corp., 7.00%, 8/1/27(a)	271,968
418,000	Gray Television, Inc., 7.00%, 5/15/27(a)	458,989
1,093,000	HCA Healthcare, Inc., 6.25%, 2/15/21	1,145,156
455,000	Herc Holdings, Inc., 5.50%, 7/15/27(a)	473,180
300,000	International Game Technology Plc, 6.25%, 1/15/27(a)	332,700
383,000	Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 8.50%, 8/15/21(a)	392,846
646,000	Iron Mountain, Inc., 4.38%, 6/1/21(a)	651,754
409,000	JPMorgan Chase & Co., (LIBOR USD 3-Month + 3.470%), Series I, 5.74%, 10/30/67(g)	410,224
725,000	KB Home, 8.00%, 3/15/20	742,549
529,000	Laureate Education, Inc., 8.25%, 5/1/25(a)	575,367
572,000	Level 3 Financing, Inc., 4.63%, 9/15/27(a)	578,902
650,000	Live Nation Entertainment, Inc., 4.88%, 11/1/24(a)	674,307
505,000	LTF Merger Sub, Inc., 8.50%, 6/15/23(a)	518,264
500,000	MGM Resorts International, 5.25%, 3/31/20	505,704
200,000	MGM Resorts International, 5.75%, 6/15/25	220,522
300,000	Post Holdings, Inc., 5.50%, 3/1/25(a)	314,139
343,000	Post Holdings, Inc., 5.50%, 12/15/29(a)	358,053
187,000	Realogy Group LLC / Realogy Co-Issuer Corp., 4.88%, 6/1/23(a)	175,574
214,000	Realogy Group LLC / Realogy Co-Issuer Corp., 9.38%, 4/1/27(a)	198,871
285,000	RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23(a)	303,561
520,000	RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.75%, 12/1/26(a)	557,076
641,000	Resolute Forest Products, Inc., 5.88%, 5/15/23	641,158
413,000	SBA Communications Corp., 4.88%, 7/15/22	418,690
425,000	Scientific Games International, Inc., 8.25%, 3/15/26(a)	450,882
448,000	Scientific Games International, Inc., 10.00%, 12/1/22	465,721
269,000	Service Corp. International, 5.13%, 6/1/29	287,763

36

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2019

Principal Amount		Value
$200,000	Sinclair Television Group, Inc., 5.63%, 8/1/24(a)	$205,961
176,000	Sinclair Television Group, Inc., 5.88%, 3/15/26(a)	184,044
400,000	Sirius XM Radio, Inc., 3.88%, 8/1/22(a)	406,786
74,000	Springleaf Finance Corp., 6.63%, 1/15/28	79,895
350,000	Springleaf Finance Corp., 6.88%, 3/15/25	386,137
50,000	Springleaf Finance Corp., 7.13%, 3/15/26	55,454
434,000	Springleaf Finance Corp., 8.25%, 12/15/20	462,419
203,000	Sprint Capital Corp., 8.75%, 3/15/32	250,376
382,000	Sprint Communications, Inc., 11.50%, 11/15/21	442,906
130,000	Sprint Corp., 7.25%, 9/15/21	138,802
150,000	Sprint Corp., 7.63%, 3/1/26	165,846
218,000	SS&C Technologies, Inc., 5.50%, 9/30/27(a)	227,528
218,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.50%, 7/15/27(a)	237,779
219,000	Taylor Morrison Communities, Inc., 5.88%, 6/15/27(a)	240,298
660,000	TEGNA, Inc., 5.00%, 9/15/29(a)	668,348
525,000	Tenet Healthcare Corp., 4.88%, 1/1/26(a)	539,446
107,000	Tenet Healthcare Corp., 6.25%, 2/1/27(a)	111,358
133,000	Tenet Healthcare Corp., 8.13%, 4/1/22	143,897
243,000	TransDigm, Inc., 6.00%, 7/15/22	246,504
320,000	TransDigm, Inc., 6.25%, 3/15/26(a)	343,630
216,000	TransDigm, Inc., 7.50%, 3/15/27	234,900
436,000	United Rentals North America, Inc., 5.25%, 1/15/30	457,483
217,000	Verscend Escrow Corp., 9.75%, 8/15/26(a)	231,294
195,000	ViaSat, Inc., 5.63%, 4/15/27(a)	205,725
628,000	Wand Merger Corp., 9.13%, 7/15/26(a)	668,871
145,000	William Carter Co. (The), 5.63%, 3/15/27(a)	155,408
105,000	Yum! Brands, Inc., 4.75%, 1/15/30(a)	108,368

		35,095,854

Total Corporate Bonds (Cost $44,126,324)		45,639,510

Shares
Common Stocks — 0.30%
Australia — 0.26%
113,862	Quintis Ltd.*,(b),(c)	129,803

United States — 0.04%
12,785	Valencia Bidco LLC(b),(c)	21,351

Total Common Stocks		151,154

(Cost $20,834)

Principal Amount
Bank Loans — 0.03%
United States — 0.03%
15,981	Vertellus Holdings LLC , 2nd Lien Term Loan, (LIBOR 1-Month + 12.000%), 12.00%, 10/29/21(b),(c),(g)	15,981

37

SCHEDULE OF PORTFOLIO INVESTMENTS

  RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2019

Principal Amount	Value

Total Bank Loans (Cost $15,981)	15,981

Shares
Rights/Warrants — 0.00%
Mexico — 0.00%
3,026	Urbi Desarrollos Urbanos SAB de CV Warrants, Expire 12/31/49*,(b)	$14

Total Rights/Warrants		14

(Cost $0)

Investment Company — 7.73%
3,852,712	U.S. Government Money Market Fund,
	RBC Institutional Class 1 (h)	3,852,712

Total Investment Company		3,852,712

(Cost $3,852,712)

Total Investments		$49,659,371
(Cost $48,015,851)(i) — 99.60%

Other assets in excess of liabilities — 0.40%		197,654

NET ASSETS — 100.00%		$49,857,025

*	Non-income producing security.
(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(e)	Principal amount denoted in Euros.
(f)	Principal amount denoted in British Pounds.
(g)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2019.
(h)	Affiliated investment.
(i)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

38

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2019

Foreign currency exchange contracts as of September 30, 2019:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD 697,951	EUR	628,000	Citibank N.A.	11/26/19	$10,590
USD 506,902	GBP	405,000	Citibank N.A.	11/26/19	7,827

					$18,417

USD 10,346	CAD	13,736	Citibank N.A.		$(31)

Total					$18,386

Financial futures contracts as of September 30, 2019:

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
10 Year Euro-Bund	1	December 2019	$2,457	EUR	$174,250	Citigroup Global Markets Inc.
30 Year U.S. Treasury Bond	1	December 2019	3,787	USD	162,313	Citigroup Global Markets Inc.
Ten Year U.S. Treasury Note	1	December 2019	1,709	USD	130,313	Citigroup Global Markets Inc.

Total			$7,953

Credit default swaps sell protection as of September 30, 2019:

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	ICS*	Notional Amount (000)(a)	Premium Paid/ (Received)	Unreal. App.	Value

5.00%	High Yield CDX Index, Series 32	Quarterly	Citigroup Global Markets Inc.	6/20/24	0.033	USD 1,879	$134,023	$ 1,356	$135,379
5.00%	High Yield CDX Index, Series 32	Quarterly	Citigroup Global Markets Inc.	6/20/24	0.033	USD 1,000	54,046	18,002	72,048
5.00%	High Yield CDX Index, Series 32	Quarterly	Citigroup Global Markets Inc.	6/20/24	0.033	USD 1,000	55,917	16,131	72,048
5.00%	High Yield CDX Index, Series 32	Quarterly	Citigroup Global Markets Inc.	6/20/24	0.033	USD 4,102	279,777	15,764	295,541

39

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2019

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	ICS*	Notional Amount (000)(a)	Premium Paid/ (Received)	Unreal. App.	Value
Total							$523,763	$51,253	$575,016

*

Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Abbreviations used are defined below:

CAD - Canadian Dollar

EUR - Euro

GBP - United Kingdom Pound Sterling

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

REIT - Real Estate Investment Trust

USD - United States Dollar

40

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2019

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Communications	25.00%
Financial	17.68%
Consumer, Non-cyclical	17.59%
Consumer, Cyclical	13.93%
Industrial	7.93%
Technology	3.34%
Energy	3.28%
Basic Materials	2.73%
Unknown SOI_Bloomberg Sector	0.39%
Other*	8.13%

100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, warrants, credit default swaps, financial futures contracts, foreign currency exchange contracts and accrued expenses payable.

See Notes to the Financial Statements.

41

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2019

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay Global Bond Fund	RBC BlueBay High Yield Bond Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $19,824,780, $62,307,875 and $44,163,139, respectively)	$20,096,902	$62,404,691	$45,806,659
Affiliated investments (cost $1,015,751, $39,403,605 and $3,852,712, respectively)	1,015,751	39,403,605	3,852,712
Cash	9,625	5,104,066	151,427
Cash at broker for financial future contracts	22,092	30	22,727
Segregated cash for swap contracts	166,316	227,786	—
Cash at broker for forward foreign currency exchange contracts	290,000	—	—
Cash at broker for purchased options contracts	160,354	—	129,642
Foreign currency, at value (cost $34,716, $22,857 and $335,550, respectively)	34,466	22,889	333,719
Interest and dividend receivable	315,395	600,024	773,721
Receivable from advisor	34	22,173	—
Receivable for capital shares issued	—	—	119,528
Receivable for investments sold	216,695	3,654,497	23,862
Credit default swaps at value (premiums paid $24,751, $0 and $523,763, respectively)	24,899	—	575,016
Unrealized appreciation on futures contracts	6,957	—	7,953
Unrealized appreciation on forward foreign currency exchange contracts	28,764	82,001	18,417
Prepaid expenses and other assets	4,136	11,337	4,493

Total Assets	22,392,386	111,533,099	51,819,876

Liabilities:
Cash received for swap contracts	—	—	95,381
Foreign withholding tax payable	4,147	4,146	4,293
Payable for capital shares redeemed	211,642	23,571,887	—
Payable for investments purchased	420,695	35,081,140	1,802,064
Credit default swaps at value (premiums received $91,802, $0 and $0, respectively)	96,496	—	—
Unrealized depreciation on forward foreign currency exchange contracts	50,810	107,972	31
Accrued expenses and other payables:
Investment advisory fees	—	—	9,154
Accounting fees	3,384	3,593	3,487
Audit fees	19,364	24,743	20,863
Trustees’ fees	16	56	29
Distribution fees	—	—	67
Custodian fees	5,226	8,246	3,973
Shareholder reports	9,123	10,609	6,698
Transfer agent fees	4,098	1,199	4,224
Other	4,601	4,873	12,587

Total Liabilities	829,602	58,818,464	1,962,851

42

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2019

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay Global Bond Fund		RBC BlueBay High Yield Bond Fund
Net Assets	$21,562,784		$52,714,635		$49,857,025

Net Assets Consists of:
Capital	$26,465,115		$51,450,373		$48,132,405
Accumulated earnings	(4,902,331)		1,264,262		1,724,620
Net Assets	$21,562,784		$52,714,635		$49,857,025

Net Assets
Class A	$21,429	$	N/A		$460,061
Class I	21,529,191		52,703,149		49,396,964
Class R6	12,164		11,486		N/A

Total	$21,562,784		$52,714,635		$49,857,025

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	2,113		N/A		44,001
Class I	2,104,066		5,218,238		4,693,977
Class R6	1,184		1,137		N/A

Total	2,107,363		5,219,375		4,737,978

Net Asset Values and Redemption Prices Per Share:
Class A	$10.14	$	N/A		$10.46

Class I	$10.23		$10.10		$10.52

Class R6	$10.27		$10.10	$	N/A

Maximum Offering Price Per Share:
Class A	$10.59	$	N/A		$10.92

Maximum Sales Charge - Class A	4.25%		N/A		4.25%

See Notes to the Financial Statements.

43

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2019

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay Global Bond Fund	RBC BlueBay High Yield Bond Fund
Investment Income:
Interest income	$1,405,448	$2,824,820	$2,665,564
Dividend income - affiliated	11,174	194,778	31,216
Foreign tax withholding	—	(9,354)	—

Total Investment Income	1,416,622	3,010,244	2,696,780
Expenses:
Investment advisory fees	163,588	433,492	303,027
Distribution fees–Class A	51	—	1,446
Accounting fees	47,812	55,228	59,184
Audit fees	44,694	51,649	48,155
Custodian fees	86,451	110,139	77,814
Insurance fees	4,249	4,252	4,248
Legal fees	—	48,695	—
Registrations and filing fees	55,562	32,836	41,476
Shareholder reports	46,099	52,712	44,514
Transfer agent fees–Class A	3,631	—	4,973
Transfer agent fees–Class I	6,631	3,817	9,669
Transfer agent fees–Class R6	3,537	3,538	—
Trustees’ fees and expenses	1,916	6,378	3,668
Tax expense	4,227	4,220	4,298
Other fees	3,687	5,789	5,137

Total expenses before fee waiver/reimbursement Expenses waived/reimbursed by:	472,135	812,745	607,609
Advisor	(282,328)	(305,837)	(359,412)

Net expenses	189,807	506,908	248,197

Net Investment Income	1,226,815	2,503,336	2,448,583

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	660,679	(291,540)	(545,729)
Foreign currency transactions	5,886	44,534	(12,016)
Foreign currency exchange contracts	(44,550)	1,100,167	249,957
Foreign tax	—	(1,190)	—
Written options	22,326	1,102,284	62,157
Futures contracts	(85,492)	(796,339)	(155,860)
Swap agreements	58,836	(71,389)	35,233

Net realized gains/(losses)	617,685	1,086,527	(366,258)
Net change in unrealized appreciation/(depreciation) on:
Investments	491,383	2,537,065	1,618,228
Foreign currency	1,840	68,629	(13,767)
Foreign currency exchange contracts	(28,575)	37,835	25,002
Written Options	3,041	(22,246)	—

44

FINANCIAL STATEMENTS

Statements of Operations (cont.)

For the Year Ended September 30, 2019

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay Global Bond Fund	RBC BlueBay High Yield Bond Fund
Futures contracts	$6,189	$35,392	$2,427
Swap agreements	30,444	72,240	30,281

Net unrealized gains	504,322	2,728,915	1,662,171

Change in net assets resulting from operations	$2,348,822	$6,318,778	$3,744,496

See Notes to the Financial Statements.

45

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay Emerging Market Debt Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
From Investment Activities
Operations:
Net investment income	$1,226,815	$1,073,200
Net realized gains/(losses) from investments, foreign currency, written options, futures contracts and swap contracts transactions	617,685	(1,092,136)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, written options, futures contracts and swap contracts	504,322	(568,902)

Change in net assets resulting from operations	2,348,822	(587,838)

Distributions to Shareholders:
Class A	(1,059)	(1,768)
Class I	(1,230,093)	(655,231)
Class R6	(626)	(380)

Change in net assets resulting from shareholder distributions	(1,231,778)	(657,379)

Capital Transactions:
Proceeds from shares issued	588,298	7,509,945
Distributions reinvested	1,218,446	648,316
Cost of shares redeemed	(5,342,801)	(1,489,555)

Change in net assets resulting from capital transactions	(3,536,057)	6,668,706

Net increase/(decrease) in net assets	(2,419,013)	5,423,489
Net Assets:
Beginning of year	23,981,797	18,558,308

End of year	$21,562,784	$23,981,797

Share Transactions:
Issued	61,712	774,480
Reinvested	127,066	64,461
Redeemed	(551,225)	(151,712)

Change in shares resulting from capital transactions	(362,447)	687,229

See Notes to the Financial Statements.

46

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay Global Bond Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
From Investment Activities
Operations:
Net investment income	$2,503,336	$2,678,804
Net realized gains from investments, foreign currency, written options, futures contracts and swap contracts transactions	1,086,527	1,707,295
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, written options, futures contracts and swap contracts	2,728,915	(5,083,240)

Change in net assets resulting from operations	6,318,778	(697,141)

Distributions to Shareholders:
Class I	(3,784,196)	(2,360,212)
Class R6	(557)	(350)

Change in net assets resulting from shareholder distributions	(3,784,753)	(2,360,562)

Capital Transactions:
Proceeds from shares issued	865,691	766,358
Distributions reinvested	3,777,753	2,351,212
Cost of shares redeemed	(26,754,094)	(475,386)

Change in net assets resulting from capital transactions	(22,110,650)	2,642,184

Net decrease in net assets	(19,576,625)	(415,519)
Net Assets:
Beginning of year	72,291,260	72,706,779

End of year	$52,714,635	$72,291,260

Share Transactions:
Issued	89,971	76,144
Reinvested	407,479	232,317
Redeemed	(2,657,532)	(46,792)

Change in shares resulting from capital transactions	(2,160,082)	261,669

See Notes to the Financial Statements.

47

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay High Yield Bond Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
From Investment Activities
Operations:
Net investment income	$2,448,583	$1,770,960
Net realized gains/(losses) from investments, foreign currency, written options, futures contracts and swap contracts transactions	(366,258)	672,341
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts and swap contracts	1,662,171	(967,411)

Change in net assets resulting from operations	3,744,496	1,475,890

Distributions to Shareholders:
Class A	(52,866)	(6,932)
Class I	(3,116,173)	(1,431,504)

Change in net assets resulting from shareholder distributions	(3,169,039)	(1,438,436)

Capital Transactions:
Proceeds from shares issued	10,594,009	5,871,766
Distributions reinvested	3,145,760	1,436,456
Cost of shares redeemed	(3,483,315)	(5,702,527)

Change in net assets resulting from capital transactions	10,256,454	1,605,695

Net increase in net assets	10,831,911	1,643,149
Net Assets:
Beginning of year	39,025,114	37,381,965

End of year	$49,857,025	$39,025,114

Share Transactions:
Issued	1,043,914	568,475
Reinvested	314,164	139,001
Redeemed	(347,139)	(552,755)

Change in shares resulting from capital transactions	1,010,939	154,721

See Notes to the Financial Statements.

48

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Debt Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/19	$ 9.63	0.52	0.51	—	1.03	(0.52)	(0.52)	$ 10.14
Year Ended 9/30/18	10.36	0.50	(0.85)	—	(0.35)	(0.38)	(0.38)	9.63
Year Ended 9/30/17	9.78	0.50	0.08	—	0.58	—	—	10.36
Year Ended 9/30/16	8.64	0.45	0.69	—	1.14	—	—	9.78
Year Ended 9/30/15	9.75	0.40	(1.44)	—	(1.04)	(0.07)	(0.07)	8.64
Class I
Year Ended 9/30/19	$ 9.71	0.55	0.52	—	1.07	(0.55)	(0.55)	$ 10.23
Year Ended 9/30/18	10.41	0.51	(0.84)	—	(0.33)	(0.37)	(0.37)	9.71
Year Ended 9/30/17	9.81	0.54	0.06	—	0.60	—	—	10.41
Year Ended 9/30/16	8.64	0.50	0.67	—	1.17	—	—	9.81
Year Ended 9/30/15	9.75	0.36	(1.39)	—	(1.03)	(0.08)	(0.08)	8.64
Class R6
Year Ended 9/30/19	$ 9.74	0.56	0.52	—	1.08	(0.55)	(0.55)	$ 10.27
Year Ended 9/30/18	10.42	0.53	(0.86)	—	(0.33)	(0.35)	(0.35)	9.74
Period Ended 9/30/17(b)	9.25	0.45	0.72	—	1.17	—	—	10.42

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  For the period from December 27, 2016 (commencement of operations) to September 30, 2017.

49

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Debt Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)(b)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/19	11.17%		$ 21	1.12%	5.38%	20.37%	236%
Year Ended 9/30/18	(3.38)%		19	1.13%	5.05%	11.41%	364%
Year Ended 9/30/17	5.94%		63	1.15%	5.17%	7.94%	251%
Year Ended 9/30/16	13.08%		112	1.15%	4.96%	4.54%	279%
Year Ended 9/30/15	(10.72)%		241	1.15%	4.32%	3.84%	282%
Class I
Year Ended 9/30/19	11.48%		$ 21,529	0.87%	5.62%	2.13%	236%
Year Ended 9/30/18	(3.26)%		23,952	0.88%	5.21%	2.18%	364%
Year Ended 9/30/17	6.23%		18,484	0.90%	5.54%	2.24%	251%
Year Ended 9/30/16	13.43%		19,067	0.90%	5.44%	1.79%	279%
Year Ended 9/30/15	(10.67)%		26,588	0.90%	3.81%	1.14%	282%
Class R6
Year Ended 9/30/19	11.57%		$ 12	0.82%	5.67%	33.09%	236%
Year Ended 9/30/18	(3.18)%		11	0.84%	5.32%	34.20%	364%
Period Ended 9/30/17(c)	12.65	%(d)	11	0.85%(e)	5.93%(e)	53.42%(e)	251%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	For the period from December 27, 2016 (commencement of operations) to September 30, 2017.
(d)	Not annualized.
(e)	Annualized.

See Notes to the Financial Statements.

50

FINANCIAL HIGHLIGHTS

RBC BlueBay Global Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Year
Class I
Year Ended 9/30/19	$ 9.80	0.33	0.47	—	0.80	(0.43)	(0.07)	—	(0.50)	$10.10
Year Ended 9/30/18	10.21	0.39	(0.47)	—	(0.08)	(0.33)	—	—	(0.33)	9.80
Year Ended 9/30/17	10.03	0.36	0.05	—	0.41	(0.23)	—	—	(0.23)	10.21
Year Ended 9/30/16	9.57	0.40	0.31	—	0.71	(0.14)	(0.11)	—	(0.25)	10.03
Period Ended 9/30/15(b)	10.00	0.24	(0.54)	—	(0.30)	(0.13)	—	—	(0.13)	9.57
Class R6
Year Ended 9/30/19	$ 9.80	0.36	0.44	—	0.80	(0.43)	(0.07)	—	(0.50)	$10.10
Year Ended 9/30/18	10.21	0.40	(0.48)	—	(0.08)	(0.33)	—	—	(0.33)	9.80
Period Ended 9/30/17(c)	9.59	0.26	0.36	—	0.62	—	—	—	—	10.21

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from December 9, 2014 (commencement of operations) to September 30, 2015.
(c)	For the period from December 27, 2016 (commencement of operations) to September 30, 2017.

51

FINANCIAL HIGHLIGHTS

RBC BlueBay Global Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class I
Year Ended 9/30/19	8.77%	$52,703	0.69%	3.40%	1.10%	232%
Year Ended 9/30/18	(0.87)%	72,281	0.69%	3.92%	1.03%	243%
Year Ended 9/30/17	4.28%	72,696	1.00%	3.64%	1.32%	215%
Year Ended 9/30/16	7.56%	68,470	1.00%	4.11%	1.29%	246%
Period Ended 9/30/15(b)	(3.08)%(c)	63,340	1.00%(d)	2.99%(d)	1.34%(d)	193%
Class R6
Year Ended 9/30/19	8.80%	$ 11	0.64%	3.78%	33.79%	232%
Year Ended 9/30/18	(0.83)%	11	0.63%	3.95%	33.95%	243%
Period Ended 9/30/17(e)	6.47%(c)	11	0.95%(d)	3.42%(d)	54.27%(d)	215%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from December 9, 2014 (commencement of operations) to September 30, 2015.
(c)	Not annualized.
(d)	Annualized.
(e)	For the period from December 27, 2016 (commencement of operations) to September 30, 2017.

See Notes to the Financial Statements.

52

FINANCIAL HIGHLIGHTS

RBC BlueBay High Yield Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/19	$10.42	0.54	0.26	—	0.80	(0.76)	—	(0.76)	$10.46
Year Ended 9/30/18	10.42	0.47	(0.10)	0.01	0.38	(0.38)	—	(0.38)	10.42
Year Ended 9/30/17	9.98	0.47	0.26	—	0.73	(0.29)	—	(0.29)	10.42
Year Ended 9/30/16	9.82	0.48	0.16	—	0.64	(0.41)	(0.07)	(0.48)	9.98
Year Ended 9/30/15	10.41	0.46	(0.44)	—	0.02	(0.26)	(0.35)	(0.61)	9.82
Class I
Year Ended 9/30/19	$10.47	0.58	0.25	—	0.83	(0.78)	—	(0.78)	$10.52
Year Ended 9/30/18	10.46	0.47	(0.07)	—	0.40	(0.39)	—	(0.39)	10.47
Year Ended 9/30/17	9.98	0.49	0.28	—	0.77	(0.29)	—	(0.29)	10.46
Year Ended 9/30/16	9.82	0.50	0.17	—	0.67	(0.44)	(0.07)	(0.51)	9.98
Year Ended 9/30/15	10.42	0.48	(0.45)	—	0.03	(0.28)	(0.35)	(0.63)	9.82

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

53

FINANCIAL HIGHLIGHTS

RBC BlueBay High Yield Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/19	8.41%	$ 460	0.82%		5.35%	2.50%	143%
Year Ended 9/30/18	3.71%	556	0.82%	(b)	4.56%	2.82%	158%
Year Ended 9/30/17	7.37%	33	0.70%		4.59%	4.44%	101%
Year Ended 9/30/16	6.86%	831	0.70%		4.86%	2.25%	84%
Year Ended 9/30/15	0.15%	505	0.98%	(c)	4.53%	2.38%	128%
Class I
Year Ended 9/30/19	8.58%	$49,397	0.57%		5.66%	1.39%	143%
Year Ended 9/30/18	3.95%	38,469	0.56%	(b)	4.56%	1.49%	158%
Year Ended 9/30/17	7.89%	37,349	0.45%		4.83%	1.44%	101%
Year Ended 9/30/16	7.14%	31,824	0.45%		5.13%	1.50%	84%
Year Ended 9/30/15	0.28%	29,662	0.75%	(c)	4.76%	1.33%	128%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)

Beginning November 1, 2017, the net operating expenses were contractually limited to 0.82% and 0.57% of average daily net assets for Class A and Class I, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2018.

(c)

Beginning August 3, 2015, the net operating expenses were contractually limited to 0.975% and 0.725% of average daily net assets for Class A and Class I respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2015.

See Notes to the Financial Statements.

54

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the following three investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC BlueBay Emerging Market Debt Fund (“Emerging Market Debt Fund”)

- RBC BlueBay Global Bond Fund (“Global Bond Fund”) (formerly known as RBC BlueBay Diversified Credit Fund)

- RBC BlueBay High Yield Bond Fund (“ High Yield Bond Fund”)

Class I shares are offered by each Fund; Class A shares are offered by each Fund except Global Bond Fund; Class R6 shares are offered by each Fund except High Yield Bond Fund. Class A shares are offered with a 4.25% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and BlueBay Asset Management LLP (“BlueBay” or “Sub-Advisor”) acts as a sub-advisor for each of the Funds. BlueBay Asset Management USA LLC (“BlueBay US”) also acts as a sub-advisor for the High Yield Bond Fund and the Global Bond Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

55

NOTES TO FINANCIAL STATEMENTS

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Bank loans are valued based on evaluated prices received from third-party pricing services or fair valued using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized as Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be as Level 3.

Exchange-traded options, futures and options on futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded. In the absence of any transactions on that day, the closing bid price shall be used for purchased options, futures and options on futures, and the closing ask price shall be used for written options. Such instruments are categorized as Level 1 of the fair value hierarchy. Options contracts traded in the over-the-counter (“OTC”) market shall be valued at the evaluated price provided by an independent pricing service or broker-dealer using a mathematical model which incorporates a number of market data factors, such as trades and prices of the underlying instruments. These contracts are categorized as Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts are marked to market daily based upon foreign currency exchange rates provided by an independent pricing service as of the close of the NYSE, generally 4:00 p.m. EST, and are generally classified as Level 2 within the fair value hierarchy.

Swaps, including credit-default swaps, interest rate swaps and total return swaps, are generally valued by an independent pricing service using a discounted cash flow methodology. This technique is used to value both the fixed and variable components of the swap contracts and takes into account market data and inputs sourced from various institutions and market-makers and includes daily intra-day and closing spreads, credit index quotes, yield curves, and recovery rate assumptions. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in the Fund’s net assets. These swap contracts are categorized as Level 2 in the fair valuation hierarchy.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, Co-Administrator and Sub-Advisor, including personnel from accounting and operations, investment management, trading, risk management and compliance. The

56

NOTES TO FINANCIAL STATEMENTS

Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•  Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•  Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

57

NOTES TO FINANCIAL STATEMENTS

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Market Debt Fund
Assets:
Investments in Securities
Corporate Bonds	$—	$5,038,333	$—	$5,038,333
Foreign Government Bonds	—	15,049,065	—	15,049,065
Put Options Purchased	3,665	5,839	—	9,504
Investment Company	1,015,751	—	—	1,015,751
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	28,764	—	28,764
Financial futures contracts	6,957	—	—	6,957
Credit default swaps	—	24,899	—	24,899

Total Assets	$1,026,373	$20,146,900	$—	$21,173,273
Liabilities:
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	$—	$ (50,810)	$—	$ (50,810)
Credit default swaps	—	(96,496)	—	(96,496)
Total Liabilities	$—	$(147,306)	$—	$(147,306)

58

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Global Bond Fund
Assets:
Investments in Securities
Corporate Bonds
Australia	$ —	$ —	$202,686	$ 202,686
Canada	—	315,878	—	315,878
France	—	737,302	—	737,302
Italy	—	2,231,720	—	2,231,720
Spain	—	1,776,552	—	1,776,552
United States	—	5,342,434	—	5,342,434
Venezuela	—	62,100	—	62,100
Common Stocks	—	—	82,208	82,208
U.S. Treasury Obligations	—	31,852,619	—	31,852,619
Foreign Government Bonds	—	16,106,203	—	16,106,203
U.S. Government Agency Backed Mortgages	—	3,694,989	—	3,694,989
Investment Company	39,403,605	—	—	39,403,605
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	82,001	—	82,001
Total Assets	$39,403,605	$62,201,798	$284,894	$101,890,297
Liabilities:
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	$—	$(107,972)	$—	$(107,972)

59

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
High Yield Bond Fund
Assets:
Investments in Securities
Bank Loans	$ —	$ —	$ 15,981	$ 15,981
Corporate Bonds
Australia	—	—	320,028	320,028
Canada	—	1,501,761	—	1,501,761
Cayman Islands	—	731,495	—	731,495
China	—	331,405	—	331,405
France	—	222,175	—	222,175
Italy	—	1,386,835	—	1,386,835
Luxembourg	—	2,803,222	—	2,803,222
Netherlands	—	492,314	—	492,314
Singapore	—	711,248	—	711,248
Switzerland	—	321,375	—	321,375
United Arab Emirates	—	437,418	—	437,418
United Kingdom	—	1,284,380	—	1,284,380
United States	—	35,095,854	—	35,095,854
Rights/Warrants	—	14	—	14
Common Stocks	—	—	151,154	151,154
Investment Company	3,852,712	—	—	3,852,712
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	18,417	—	18,417
Financial futures contracts	7,953	—	—	7,953
Credit default swaps	—	575,016	—	575,016
Total Assets	$3,860,665	$45,912,929	$487,163	$50,260,757
Liabilities:
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	$—	$(31)	$—	$(31)

* Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts, swaps and foreign currency contracts which are valued at fair value.

During the year ended September 30, 2019, the Funds recognized no transfers to/from Level 1 or Level 2. The Fund’s policy is to recognize transfers to/from Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

60

NOTES TO FINANCIAL STATEMENTS

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Global Bond Fund
		Common Stocks	Corporate Bonds– (Australia)
Balance as of 9/30/18(value)		$ —	$ 161,500
Purchases		70,670	203,247
Sales (Paydowns)		—	(167,922)
Change in unrealized appreciation (depreciation)		11,538	5,861
Balance as of 9/30/19(value)		$82,208	$ 202,686

	High Yield Bond Fund
	Bank Loans– (United States)	Common Stocks	Corporate Bonds– (Australia)
Balance as of 9/30/18(value)	$ 73,881	$ 15,981	$ 255,000
Purchases	—	111,585	320,914
Sales (Paydowns)	(57,932)	—	(262,604)
Change in unrealized appreciation (depreciation)	32	23,588	6,718
Balance as of 9/30/19(value)	$ 15,981	$151,154	$ 320,028

The Funds’ assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. The significant unobservable inputs used include assumptions regarding the particular security’s cash flow profile and potential defaults that may not be generally observable for the security. The Bank Loans and Common Stock in High Yield Bond Fund were fair valued using a discounted cash flow model based on unobservable inputs that include estimated cash flows, implied credit spread and discount rate (weighted average cost of capital). The Corporate Bonds in High Yield Bond Fund and Global Bond Fund were fair valued at the estimated recovery amount to be received in an arm-length transaction. Significant changes in any of these assumptions may result in a lower or higher fair value measurement.

Quantitative Information about Level 3 Fair Value Measurements
	Fund	Fair Value at September 30, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Corporate Bonds (Australia)	Global Bond Fund	$202,686	Discounted	Discount Rate of	8.0%—10.0%
	High Yield		Cash Flow	Cash Flows	(8.9%)
	Bond Fund	$320,028
Common Stocks	Global Bond
	Fund	$ 82,208	Discounted	Discount Rate of	15.0%
	High Yield		Cash Flow	Cash Flows
	Bond Fund	$129,803

Foreign Currency Transactions:

The values of foreign securities, foreign currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from movements in currency exchange rates are recorded as unrealized foreign currency gains or losses. The

61

NOTES TO FINANCIAL STATEMENTS

effects of changes in foreign currency exchange rates on investments in securities are not segregated from the effects of changes in market prices of those securities on the Statements of Operations. Such fluctuations are included with the net change in unrealized appreciation/depreciation on investment transactions. However, for tax purposes, the effects of fluctuations in foreign currency exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations are segregated pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Bank Loans:

A Fund may invest in fixed and floating rate loans from one or more financial institutions (“lender(s)”) to a borrower by way of: (i) assignment/transfer of; or (ii) participation in the whole or part of the loan amount outstanding. In both instances, assignments or participations of such loans must be capable of being freely traded and transferred between investors in the loans. Participations typically will result in a Fund having a contractual relationship only with a lender as grantor of the participation but not with the borrower. A Fund acquires a participation interest only if the lender(s) positioned between the Fund and the borrower is determined by the Sub-Advisor to be creditworthy. When purchasing loan participations, a Fund assumes the economic risk associated with the corporate borrower and the credit risk associated with an interposed bank or other financial intermediary. Loan assignments typically involve a transfer of debt from a lender to a third party. When purchasing loan assignments, a Fund assumes the credit risk associated with the corporate borrower only.

Such loans may be secured or unsecured. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation. In addition, investments in loans through a direct assignment include the risk that if a loan is terminated, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

A loan is often administered by an agent bank acting as agent for all holders. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations.

As of September 30, 2019, the Funds did not have any unfunded floating rate loan interests.

62

NOTES TO FINANCIAL STATEMENTS

Payment-in-Kind Securities:

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the year ended September 30, 2019, the total in-kind payments received by the Global High Yield Bond Fund and Global Bond Fund with respect to PIKs constituted less than 5% of the Fund’s total income and, therefore, such payments were not disclosed as a separate line item on the Statement of Operations.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities as tools in the management of portfolio assets. A Fund may use such derivatives through either the creation of long or short positions to hedge various investments, for investment purposes, for risk management and/or to increase income or gain to the Fund. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk and foreign currency exchange risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

In addition to the risks associated with derivatives in general, the Funds will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, a Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. Each Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations under swap agreements.

Financial Futures Contracts:

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury Bond futures, Euro Dollar futures and Euro-Bund futures during the year ended September 30, 2019.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at September 30, 2019.

63

NOTES TO FINANCIAL STATEMENTS

Options:

The Funds may write (or sell) put and call options on the securities that the Funds are authorized to buy or already hold in their portfolio. The Funds may also purchase put and call options.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the market risk of an unfavorable change in the price of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

A Fund may execute transactions in both listed (exchange-traded) and OTC options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose a Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized gain of the contract (as writer).

Forward Foreign Currency Exchange Contracts:

The Funds enter into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use a Forward to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. A Forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation until the contract settlement date.

The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When a Forward is closed or settled, the Funds record a realized gain or loss equal to the fluctuation in rates during the period a Forward was open.

In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract.

Details of Forward contracts at period end are included in the Schedules of Portfolio Investments under the caption “Foreign currency exchange contracts.”

Swap Agreements:

The Funds may enter into swap agreements, which are agreements involving two parties to exchange the return generated by a security, currency, commodity, interest rate, index, or other measures for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. The Funds entered into interest rate, credit default and other swap agreements as of September 30, 2019.

64

NOTES TO FINANCIAL STATEMENTS

Interest rate swap agreements generally involve the agreement by a Fund to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity.

The Funds enter into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a writedown, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Funds receive or make a payment to the counterparty. Interim payments and payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statement of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/(depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedules of Portfolio Investments under the captions “Interest rate swaps” and “Credit default swaps”.

65

NOTES TO FINANCIAL STATEMENTS

Fair Values of Derivative Financial Instrument as of September 30, 2019
Statement of Assets and Liabilities Location
Asset Derivatives
	Emerging Market Debt Fund	Global Bond Fund	High Yield Bond Fund
Credit Risk:
Credit default swaps, at value	$24,899	$ —	$575,016
Equity Risk:
Investments, at value (put options purchased)	9,504	—	—
Interest Rate Risk:
Unrealized appreciation on futures contracts	6,957	—	7,953
Foreign currency exchange risk:
Unrealized appreciation on forward foreign currency exchange contracts	28,764	82,001	18,417
Total	$70,124	$82,001	$601,386

Liability Derivatives
	Emerging Market Debt Fund	Global Bond Fund	High Yield Bond Fund
Credit Risk:
Credit default swaps, at value	$ 96,496	$ —	$—
Foreign currency exchange risk:
Unrealized depreciation on forward foreign currency exchange contracts	50,810	107,972	31
Total	$147,306	$107,972	$31

The effect of derivative instruments on the Statement of Operations during the year ended September 30, 2019 is as follows:

Derivative Instruments Categorized by Risk Exposure	Emerging Market Debt Fund	Global Bond Fund	High Yield Bond Fund
Net realized Gain/(Loss) From:
Credit Risk:
Credit default swaps	$ 58,836	$ 29,832	$ 35,233
Written Options	—	—	62,157
Equity Risk:
Call options purchased	—	2,539	—
Put options purchased	—	(1,215,396)	—
Written Options	22,326	1,102,284	—
Interest Rate Risk:
Interest rate swaps	—	(101,221)	—
Financial futures contracts	(85,492)	(796,339)	(155,860)
Foreign currency exchange risk:
Forward foreign currency exchange contracts	(44,550)	1,100,167	249,957
Total	$(48,880)	$ 121,866	$ 191,487

66

NOTES TO FINANCIAL STATEMENTS

Derivative Instruments Categorized by Risk Exposure	Emerging Market Debt Fund	Global Bond Fund	High Yield Bond Fund
Net Change in Unrealized Appreciation/(Depreciation) From:
Credit Risk:
Credit default swaps	$ 29,299	$ 29,478	$30,281
Equity Risk:
Written options	3,041	(22,246)	—
Interest Rate Risk:
Interest rate swaps	1,145	42,762	—
Financial futures contracts	6,189	35,392	2,427
Foreign currency exchange risk:
Forward foreign currency exchange contracts	(28,575)	37,835	25,002
Total	$ 11,099	$123,221	$57,710

For the year ended September 30, 2019, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:

	Emerging Market Debt Fund	Global Bond Fund	High Yield Bond Fund
Futures short position (contracts)	11	112	15
Forward foreign currency exchange contracts purchased (U.S. dollar amounts)	$ 3,179,162	$29,361,328	$3,158,428
Forward foreign currency exchange contracts sold (U.S. dollar amounts)	2,861,831	7,705,302	337,056
Purchased options (Cost $)	5,711	180,591	15,482
Written Options (Premium received $)	669	189,950	8,821
Interest rate swaps (Notional Amount in U.S. Dollars)	28,776,000	239,667,000	—
Credit default swaps (Notional Amount in U.S. Dollars)	2,797,000	4,239,750	5,104,750

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

For foreign currency exchange contracts, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. For OTC purchased options, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

67

NOTES TO FINANCIAL STATEMENTS

With exchange-traded purchased options and futures and centrally cleared swaps, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash due to broker for options contracts, cash at broker for financial futures contracts and segregated cash and foreign currency for options contracts and swap contracts and cash received as payable to broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and any additional required collateral is delivered to/pledged by a Fund on the next business day. Typically, a Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

68

NOTES TO FINANCIAL STATEMENTS

Emerging Market Debt Fund

		Citigroup
		Global
	Citibank	Markets,	Barclays
	N.A.	Inc.	Bank plc	Total
Assets:
Forward Currency Exchange Contracts	$28,764	$—	$—	$28,764
Financial Futures Contracts	—	6,957	—	6,957
Swaps	—	4,954	19,945	24,899

Total Assets	28,764	11,911	19,945	60,620

Liabilities:
Forward Currency Exchange Contracts	50,810	—	—	50,810
Swaps	—	96,470	26	96,496

Total Liabilities	50,810	96,470	26	147,306

Total Financial and Derivative Net Assets[1]	(22,046)	(84,559)	19,919	(86,686)
Total Collateral (Received) Pledged[2]	22,046	84,559	—	106,605

Net Amount[3]	$—	$—	$19,919	$19,919

Global Bond Fund

		Citigroup
	Citibank N.A.	Global Markets, Inc.	Total
Assets:
Forward Currency Exchange Contracts	$35,050	$46,951	$82,001

Total Assets	35,050	46,951	82,001

Liabilities:
Forward Currency Exchange Contracts	—	107,972	107,972

Total Liabilities	—	107,972	107,972

Total Financial and Derivative Net Assets[1]	35,050	(61,021)	(25,971)
Total Collateral (Received) Pledged[2]	—	—	—

Net Amount[3]	$35,050	$(61,021)	$(25,971)

69

NOTES TO FINANCIAL STATEMENTS

High Yield Bond Fund

		Citigroup
	Citibank N.A.	Global Markets, Inc.	Total
Assets:
Forward Currency Exchange Contracts	$18,417	$—	$18,417
Financial Futures Contracts	—	7,953	7,953
Swaps	—	575,016	575,016

Total Assets	18,417	582,969	601,386

Liabilities:
Forward Currency Exchange Contracts	31	—	31

Total Liabilities	31	—	31

Total Financial and Derivative Net Assets[1]	18,386	582,969	601,355
Total Collateral (Received) Pledged[2]	—	(95,381)	(95,381)

Net Amount[3]	$18,386	$487,588	$505,974

1 The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

2 Excess of collateral (received) pledged from/to the individual counterparty may not be shown for financial reporting purposes.

3 Net amount represents the net amount receivable (payable) from/to the individual counterparty in the event of default.

Affiliated Investments:

The Funds invest in other Funds of the Trust (an “Affiliated Fund”). The Funds invest in U.S. Government Money Market Fund-RBC Institutional Class 1 as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

	Value September 30, 2018	Purchases	Sales	Value September 30, 2019	Dividends
Investments in U.S. Government Money Market Fund—RBC Institutional Class 1
Emerging Market Debt Fund	$—	$21,631,735	$20,615,984	$ 1,015,751	$11,174
Global Bond Fund	—	112,194,705	72,791,100	39,403,605	194,778
High Yield Bond Fund	—	41,432,147	37,579,435	3,852,712	31,216

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

70

NOTES TO FINANCIAL STATEMENTS

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income net of non-reclaimable withholding taxes is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent, they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Permanent differences include reclassification of foreign currency from capital to ordinary, net operating loss write-offs to paid in capital , currency treatment for the accrual of certain foreign denominated swaps and early termination on such swaps (including prior period true-ups), reclassification of foreign currency options from capital to currency and redesignation of dividends paid.

For the year ended September 30, 2019, reclassifications for permanent differences were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Earnings
Global Bond Fund	$289,991	$(289,991)

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Emerging Market Debt Fund	0.75%
High Yield Bond Fund	0.70%
Global Bond Fund*	0.45%

*Prior to September 27, 2019, the annual advisory fee rate for Global Bond Fund was 0.59%

71

NOTES TO FINANCIAL STATEMENTS

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
Emerging Market Debt Fund	1.12%	0.87%	0.82%
High Yield Bond Fund	0.82%	0.57%	N/A
Global Bond Fund*	N/A	0.52%	0.47%

*Prior to September 27, 2019, the annual rates under the expense limitation agreement were 0.69% for Class I and 0.64% for Class R6.

This expense limitation agreement is in place until January 31, 2021 and may not be terminated by RBC GAM-US prior to that date. The agreement shall continue for additional one-year terms unless terminated or revised by the Board at any time or by RBC GAM-US at the expiration of any one-year period. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

The amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/17	FYE 9/30/18	FYE 9/30/19	Total
Emerging Market Debt Fund	$246,646	$276,178	$281,605	$ 804,429
Global Bond Fund	222,516	260,306	292,155	774,977
High Yield Bond Fund	349,860	364,804	357,042	1,071,706

There was no recoupment of expense reimbursement/waivers during the year. Amounts from years prior to those shown are no longer subject to recoupment.

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2019, the amount waived was $723, $13,682 and $2,370 for the Emerging Market Debt Fund, Global Bond Fund and High Yield Bond Fund, respectively, and is included in expenses waived/reimbursed by Advisory in the Statement of Operations.

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

Each of the Funds are sub-advised by BlueBay, and the High Yield Bond Fund and Global Bond Fund are also sub-advised by BlueBay US, which are wholly-owned subsidiaries of Royal Bank of Canada, which is also the parent company of the Advisor. The Sub-Advisors are paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services agreement include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based in part on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

72

NOTES TO FINANCIAL STATEMENTS

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $58,000 ($63,000 effective October 1, 2019). The Board Chairperson and Audit Committee

Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

In conjunction with the launch of each of the Funds, the Advisor invested seed capital in each Fund to provide each Fund with its initial investment assets. The table below shows, as of September 30, 2019, each Fund’s net assets, the shares (if any) of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Emerging Market Debt Fund	$21,562,784	1,184	0.1%
Global Bond Fund	$52,714,635	5,215,672	99.9%
High Yield Bond Fund	$49,857,025	3,188,719	67.3%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2019, there were no fees waived by the Distributor.

For the year ended September 30, 2019, the Distributor did not receive any commissions for front-end sales charges of Class A shares of the Funds.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended September 30, 2019.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2019 were as follows:

	Purchases	Sales
Emerging Market Debt Fund	$47,113,694	$50,266,935
Global Bond Fund	144,668,575	146,986,392
High Yield Bond Fund	64,850,964	56,651,684

73

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Emerging Market Debt Fund		High Yield Bond Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$13,000	$593,317	$884,320
Distributions reinvested	1,068	1,768	50,996	6,852
Cost of shares redeemed	—	(55,041)	(712,379)	(381,514)

Change in Class A	$1,068	$(40,273)	$(68,066)	$509,658

Class I
Proceeds from shares issued	$588,298	$7,496,945	$10,000,692	$4,987,446
Distributions reinvested	1,216,750	646,169	3,094,764	1,429,604
Cost of shares redeemed	(5,342,801)	(1,434,514)	(2,770,936)	(5,321,013)

Change in Class I	$(3,537,753)	$6,708,600	$10,324,520	$1,096,037

Class R6
Distributions reinvested	$628	$379	$—	$—

Change in Class R6	$628	$379	$—	$—

Change in net assets resulting from capital transactions	$(3,536,057)	$6,668,706	$10,256,454	$1,605,695

SHARE TRANSACTIONS:
Class A
Issued	—	1,347	58,064	86,618
Reinvested	112	177	5,165	666
Redeemed	—	(5,595)	(72,653)	(37,051)

Change in Class A	112	(4,071)	(9,424)	50,233

Class I
Issued	61,712	773,133	985,850	481,857
Reinvested	126,889	64,246	308,999	138,335
Redeemed	(551,225)	(146,117)	(274,486)	(515,704)

Change in Class I	(362,624)	691,262	1,020,363	104,488

Class R6
Reinvested	65	38	—	—

Change in Class R6	65	38	—	—

Change in shares resulting from capital transactions	(362,447)	687,229	1,010,939	154,721

74

NOTES TO FINANCIAL STATEMENTS

	Global Bond Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$865,691	$766,358
Distributions reinvested	3,777,197	2,350,862
Cost of shares redeemed	(26,754,094)	(475,386)

Change in Class I	$(22,111,206)	$2,641,834

Class R6
Distributions reinvested	$556	$350

Change in Class R6	$556	$350

Change in net assets resulting from capital transactions	$(22,110,650)	$2,642,184

SHARE TRANSACTIONS:
Class I
Issued	89,971	76,144
Reinvested	407,419	232,283
Redeemed	(2,657,532)	(46,792)

Change in Class I	(2,160,142)	261,635

Class R6
Reinvested	60	34

Change in Class R6	60	34

Change in shares resulting from capital transactions	(2,160,082)	261,669

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended September 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2019, the Funds did not incur any interest or penalties.

75

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2019, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Market Debt Fund	$ 20,919,940	$ 932,695	$(739,723)	$ 192,972
Global Bond Fund	101,799,257	467,860	(484,792)	(16,932)
High Yield Bond Fund	48,047,375	1,788,130	(149,795)	1,638,335

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, currency straddle losses mark to market on derivatives and the use of equalization.

The tax character of distributions during the year ended September 30, 2019 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Market Debt Fund	$1,231,778	$ —	$1,231,778	$1,231,778
Global Bond Fund	3,046,431	738,322	3,784,753	3,784,753
High Yield Bond Fund	3,169,039	—	3,169,039	3,169,039

The tax character of distributions during the year ended September 30, 2018 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
Emerging Market Debt Fund	$657,379	$657,379	$657,379
Global Bond Fund	2,360,562	2,360,562	2,360,562
High Yield Bond Fund	1,438,436	1,438,436	1,438,436

As of September 30, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Emerging Market Debt Fund	Global Bond Fund	High Yield Bond Fund
Undistributed ordinary income	$ 583,075	$1,224,503	$ 845,209
Undistributed long term gain	—	—	—
Accumulated earnings	583,075	1,224,503	845,209
Accumulated capital loss carryforwards	(5,655,717)	—	(796,939)
Unrealized appreciation	170,311	39,759	1,676,350
Total Accumulated Earnings/(Losses)	$(4,902,331)	$1,264,262	$1,724,620

During the year ended September 30, 2019, the Emerging Market Debt Fund utilized $681,968 of capital losses.

As of September 30, 2019, the Emerging Market Debt Fund and High Yield Bond Fund had a short-term capital loss carryforward of $5,380,291 and $233,263, respectively and a long-term capital loss carryforward of $275,426 and $563,676, respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character.

76

NOTES TO FINANCIAL STATEMENTS

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund did not have any Post-October Capital Losses or Late-Year Ordinary Losses for the year ending September 30, 2019.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended September 30, 2019, the Funds had the following redemption fees collected by the Funds.

Redemption Fees
Global Bond Fund	$3,026
High Yield Bond Fund	157

9. Commitments:

High Yield Bond Fund may invest in floating rate loan interests. In connection with these investments, High Yield Bond Fund may also enter into bridge loan commitments (“commitments”). Commitments may obligate High Yield Bond Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of September 30, 2019, High Yield Bond Fund had no outstanding commitments. In connection with these commitments, High Yield Bond Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

10. Significant Risks

Shareholder concentration risk:

As of September 30, 2019, the Funds had omnibus accounts which owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
Emerging Market Debt Fund	1	19.4%
High Yield Bond Fund	2	29.2%

In addition, two unaffiliated shareholders in aggregate owned 73.3% of the Emerging Market Debt Fund. Significant transactions by these shareholders may impact the Funds’ performance.

11. Regulation S-X Amendments

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statement of Changes in Net Assets and Notes to the Financial Statements.

77

NOTES TO FINANCIAL STATEMENTS

Prior year distribution information and undistributed net investment income in the Statement of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended September 30, 2018 were classified as follows:

Net Investment Income
Emerging Market Debt Fund
Class A	$ 1,768
Class I	655,231
Class R6	380
Global Bond Fund
Class I	2,360,212
Class R6	350
High Yield Bond Fund
Class A	6,932
Class I	1,431,504

Undistributed net investment income as of September 30, 2018 is as follows:

Undistributed net investment income
Emerging Market Debt Fund	$ 592,770
Global Bond Fund	1,813,265
High Yield Bond Fund	1,381,935

12. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

78

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, and RBC Global Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (three of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for each of the periods indicated in the table below, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for each of the periods indicated in the table below, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

RBC BlueBay Emerging Market Debt Fund (1)	RBC BlueBay High Yield Bond Fund (2)
RBC Global Bond Fund (3)

(1)  Statement of operations for the year ended September 30, 2019, statement of changes in net assets for each of the two years in the period ended September 30, 2019 and financial highlights for Class A and Class I for each of the four years in the period ended September 30, 2019 and for Class R6 for each of the two years in the period ended September 30, 2019 and for the period December 27, 2016 (commencement of operations) through September 30, 2017

(2)  Statement of operations for the year ended September 30, 2019, statement of changes in net assets for each of the two years in the period ended September 30, 2019 and financial highlights for each of the four years in the period ended September 30, 2019

(3)  Statement of operations for the year ended September 30, 2019, statement of changes in net assets for each of the two years in the period ended September 30, 2019 and financial highlights for Class I for each of the four years in the period ended September 30, 2019 and for Class R6 for each of the two years in the period ended September 30, 2019 and for the period December 27, 2016 (commencement of operations) through September 30, 2017

The financial statements of RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, and RBC BlueBay Global Bond Fund as of and for the year ended September 30, 2015 and the financial highlights for each of the periods ended on September 30, 2015 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 25, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as

79

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 21, 2019

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

80

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2019, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Emerging Market Debt Fund	0.00%
Global Bond Fund	0.00%
High Yield Bond Fund	0.00%

For the year ended September 30, 2019, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Emerging Market Debt Fund	99.05%
Global Bond Fund	59.36%
High Yield Bond Fund	79.42%

Pursuant to Internal Revenue Code Section 852(b)(3), the Global Bond Fund reported $738,322 as long-term capital gain distributions and qualified short-term capital gain distributions at 19.67% for the year ended September 30, 2019.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

81

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to 2018); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to present); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

82

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward (67)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); Chartered Financial Analyst (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to 2018); William Henry Insurance, LLC (2005 to 2017); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present); Nelson Atkins Museum of Art (2017 to present); Breckenridge Music Festival (2017 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (55)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

83

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (55)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (52)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (51)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

84

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A, Class I and Class R6 shares.

Class A

Class A shares are available in all Funds except Global Bond Fund. This share class is available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 4.25% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in Emerging Market Debt Fund and Global Bond Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

85

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Expenses Paid During Period* 4/1/19–9/30/19	Annualized Expense Ratio During Period 4/1/19–9/30/19
Emerging Market Debt Fund
	Class A	$1,000.00	$1,058.30	$5.78	1.12%
	Class I	1,000.00	1,059.90	4.49	0.87%
	Class R6	1,000.00	1,060.70	4.24	0.82%
Global Bond Fund
	Class I	1,000.00	1,064.80	3.57	0.69%
	Class R6	1,000.00	1,065.10	3.31	0.64%
High Yield Bond Fund
	Class A	1,000.00	1,058.70	4.23	0.82%
	Class I	1,000.00	1,058.70	2.94	0.57%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

86

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Expenses Paid During Period* 4/1/19-9/30/19	Annualized Expense Ratio During Period 4/1/19-9/30/19
Emerging Market Debt Fund
	Class A	$1,000.00	$1,019.45	$5.67	1.12%
	Class I	1,000.00	1,020.71	4.41	0.87%
	Class R6	1,000.00	1,020.96	4.15	0.82%
Global Bond Fund
	Class I	1,000.00	1,021.61	3.50	0.69%
	Class R6	1,000.00	1,021.86	3.24	0.64%
High Yield Bond Fund
	Class A	1,000.00	1,020.96	4.15	0.82%
	Class I	1,000.00	1,022.21	2.89	0.57%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

87

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

Information Regarding the Approval of Investment Advisory and Sub-Advisory Agreements

In September 2019, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”), BlueBay Asset Management USA LLC, and BlueBay Asset Management LLP (together, the “Sub-Advisors”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements with the Advisor and sub-advisory agreements with the Sub-Advisors (the investment advisory and sub-advisory agreements, collectively, being the “Agreements”) for an additional year for each Fund.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor and Sub-Advisors; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a regular meeting at which the proposed renewals were considered. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Funds. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor and Sub-Advisors, including information as to each Fund’s performance relative to appropriate index benchmarks as well as Morningstar fund peer group comparative information requested by the Board. The Trustees noted that although the RBC BlueBay Emerging Market Debt Fund had significantly underperformed both its peers and its benchmark over the past five years, more recent changes to the Fund’s strategy appeared to be keeping its performance well ahead of its peer group and Morningstar category for the past two years. It was also noted that the RBC BlueBay High Yield Bond Fund had significantly outperformed the median performance of its Morningstar category over the most recent fiscal year. With respect to the RBC BlueBay Global Bond Fund, it was noted that the Fund was in the process of significantly changing its investment strategies and that its past performance history was not expected to be indicative of or relevant to any future operations of the Fund, however, the Trustees did review composite firm performance data derived from accounts that used strategies similar to those that would be employed in the Fund going forward. The Trustees indicated that they continue to have confidence in the portfolio management teams of the Advisor and Sub-Advisors and continue to be satisfied with the nature, extent, and quality of the advisory and other services provided to the Funds.

In considering the nature and quality of services provided to the Funds, the Trustees discussed the Advisor’s and Sub-Advisors’ strong research, credit, and fundamental analysis capabilities and specialized expertise in the area of emerging market debt instruments and absolute return strategies. The Trustees also considered the extensive portfolio management experience of the Sub-Advisors’ staff as well as its operational and compliance structure and systems, and the Advisor’s expertise in coordinating the investment management and related operations of the Funds.

The Trustees reviewed the investment advisory fees payable to the Advisor and sub-advisory fees payable to the Sub-Advisors and reviewed comparative fee and expense information for similarly situated funds. The Trustees evaluated profitability data for the Advisor and Sub-Advisors and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollars and other fall-out benefits. The Trustees also considered the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels through expense limitation agreements. Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor and Sub-Advisors were fair and reasonable in light of the level and quality of the services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length.

88

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

Based upon their review, the Trustees determined that the nature and quality of the services provided by both the Advisor and Sub-Advisors were of a high quality and it is in the interests of the Funds and their shareholders for the Trustees to approve the Agreements and expense limitation arrangements for each Fund for an additional year. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2019.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-BB AR 09-19

Annual Report For the year ended September 30, 2019 RBC SMID Cap Growth Fund RBC Enterprise Fund RBC Small Cap Core Fund RBC Microcap Value Fund RBC Small Cap Value Fund Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-422-2766. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-422-2766 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

	RBC Funds
About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.
	The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

	We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

	A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

	Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov.

Table of Contents	Letter from the Portfolio Managers	1
	Portfolio Managers	4
	Performance Summary (Unaudited)	6
	Management Discussion and Analysis (Unaudited)
	- RBC SMID Cap Growth Fund	10
	- RBC Enterprise Fund	12
	- RBC Small Cap Core Fund	14
	- RBC Microcap Value Fund	16
	- RBC Small Cap Value Fund	18
	Schedule of Portfolio Investments	20
	Financial Statements
	- Statements of Assets and Liabilities	42
	- Statements of Operations	46
	- Statements of Changes in Net Assets	48
	Financial Highlights	53
	Notes to Financial Statements	63
	Report of Independent Registered Public Accounting Firm	78
	Other Federal Income Tax Information (Unaudited)	80
	Management (Unaudited)	82
	Share Class Information (Unaudited)	85
	Supplemental Information (Unaudited)	86
	Approval of Investment Advisory Agreement (Unaudited)	88

LETTER FROM THE PORTFOLIO MANAGERS

For the first time in recent history, equity markets weakened demonstrably in the fiscal year ended September 30, 2019 as the broad market S&P 500 and Russell 3000 Indexes advanced just 4.25% and 2.92% respectively. The year was notable for its volatility, particularly in the fourth quarter of 2018 when equity markets saw their worst returns since the heart of the 2008/2009 financial crisis. Perhaps most noteworthy was the collapse of financial markets in December of 2018, as the S&P 500 Index lost -9.03%, the worst December for the index since the Great Depression (1931), as markets swooned amid concerns surrounding global growth, monetary policy, and US trade negotiations with China. While markets snapped back in January and throughout the first quarter of 2019 as hawkish monetary policy turned dovish and global growth did not in fact fall off a cliff, volatility reigned throughout the remainder of the fiscal year driving the tepid, low single digit returns for the time period.

The Federal Reserve System (the “Fed”) gets the lion’s share of the credit for the early year rally and the stemming of the late December swoon. Markets cheered the Fed’s shifting stance which started with dovish rhetoric early in the year – after the hawkish tightening cycle in mid-to-late 2018 – and culminated in multiple interest rate cuts as the fiscal year wore on. Expectations are that the Fed will remain very accommodative in the coming quarters taking actions as need be, given tighter financial conditions, a global growth slowdown and increasing geopolitical risks.

Returns by market capitalization and style were significantly mixed throughout the year adding to the challenging investing landscape. Notably there was a significant preference for large caps as the Russell 1000 Index (+3.87%) was the top performing index, followed by the Russell Midcap Index (+3.19%). The smaller capped Russell 2000 (-8.89%) and Russell Microcap (-15.98%) trailed their larger capped counterparts significantly. Style preferences shifted from previous years as there was a “return” to value during the time period. Only the Russell Midcap Growth Index (+5.20%) outperformed its value counterpart (Russell Midcap Value Index +1.60%) as the Russell 1000 Value (+4.00%), Russell 2000 Value (-8.24%), and Russell Microcap Value (-11.57%) Indexes all outperformed their growth counterparts Russell 1000 Growth (+3.71%), Russell 2000 Growth (-9.63%), and Russell Microcap Growth (-21.34%) respectively.

Against this market backdrop, the RBC Equity Funds produced mixed results over the prior twelve months. Despite challenging absolute returns due to the market environment, the majority of the funds outperformed their respective indexes on a relative basis:

Fund and Return (Class I, %)		Benchmark and Return (%)
RBC SMID Cap Growth Fund	0.62%	Russell 2500 Growth Index	-4.11%
RBC Enterprise Fund	-11.35	Russell Microcap Index	-15.98
RBC Small Cap Core Fund	-15.35	Russell 2000 Index	-8.89
RBC Small Cap Value Fund	-6.91	Russell 2000 Value Index	-8.24
RBC Microcap Value Fund	-6.92	Russell Microcap Value Index	-11.57

For the first time this year, markets showed signs of succumbing to the litany of risks that represent significant hurdles to continued market advancement. The biggest risks as we see them are three-fold: 1) the late stage of the business cycle, 2) the China-US Trade conflict, and 3) the increasingly complicated geo-political environment. In terms of the business cycle, uncertainty is extremely high, which is exacerbated by a recent yield curve

LETTER FROM THE PORTFOLIO MANAGERS

inversion (long term rates being higher than short term rates). While a yield curve inversion doesn’t guarantee a recession, historically, it tends to coincide with an increased risk of economic downturn in the next six months to two years. In any event, recession vulnerability does increase with time and accordingly a fragility now exists. The US and China also seem fairly far from finalizing any sort of trade deal, which has ripple effects all throughout not only both of their respective economies, but also the global economy. With several new rounds of tariffs announced, both sides seem to be digging in their heels for a protracted fight, and markets have reacted accordingly with each flare up. Outside of China-US trade relations, broader geo-political risks abound including a potential US/Iran conflict, the expected resolution of Brexit, and ongoing discussions of potential impeachment proceedings against President Trump. With the 2020 US elections looming large, the list of geo-political issues that have the potential to weigh on markets is significant.

With a fair number of mounting headwinds for this bull market, we remain cautious in our outlook for the end of 2019 and into 2020. However, with the Fed and central banks globally, poised to act if necessary, we see support for further advancement in markets. However, with valuations stretched after this strong start to the year and the market seemingly pricing in much of the potential good news, we remain somewhat wary that if the good news does not materialize as expected we could see a sell-off of sorts. Despite this caution, our optimism for significant longer term opportunities remains, and we would view sell-offs as a buying opportunity for the patient investor.

As always, thank you for your continued confidence and trust in the RBC Funds.

Lance A. James
Managing Director, Senior Portfolio Manager
RBC Global Asset Management (U.S.) Inc.

Kenneth A. Tyszko, CPA, CFA
Managing Director, Senior Portfolio Manager
RBC Global Asset Management (U.S.) Inc.

Diversification does not assure a profit or protect against a loss in a declining market.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The S&P 500 is a market capitalization-weighted index that includes 500 leading companies and captures approximately 80% of available market capitalization. Its performance is widely regarded as representative of the U.S. equities market as a whole.

The Russell 3000 Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. stocks and represents about 98% of the U.S. equity market.

The Russell 1000 Index measures the performance of approximately 1,000 of the largest U.S. stocks and represents more than 90% of the U.S. equity market.

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000 Index.

LETTER FROM THE PORTFOLIO MANAGERS

The Russell Midcap Index measures the performance of the mid capitalization segment of the U.S. equity market and includes the 800 smallest companies in the Russell 1000 Index.

The Russell Microcap Index measures the performance of the micro capitalization segment of the U.S. equity market. It comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities.

The Russell 1000 Growth Index includes those companies in the Russell 1000 Index that exhibit growth characteristics.

The Russell Midcap Growth Index includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price to book ratios, forecasted earnings growth rates, and historical sales per share.

The Russell Microcap Growth Index includes those companies in the Russell Microcap Index that exhibit growth characteristics.

The Russell 2000 Value Index measures the performance of the small capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 2000 Index.

The Russell Microcap Value Index measures the performance of the micro capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell Microcap Index.

The Russell Midcap Value Index includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates

The Russell 1000 Value Index includes those companies in the Russell 1000 Index that with lower price-to-book ratios and lower forecasted growth rates.

You cannot invest directly in an index.

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor to the RBC Funds. RBC GAM-US employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions.

Lance F. James

Lance F. James

Managing Director, Senior Portfolio Manager

Lance James heads the team responsible for the Microcap Core/Enterprise, Small Cap Core, Small Cap Value and Mid Cap Value strategies at RBC GAM-US and is responsible for portfolio management of the RBC Small Cap Core Fund, RBC Enterprise Fund, RBC Microcap Value Fund,and RBC Small Cap Value Fund. Prior to joining RBC GAM-US in 2006, Lance was a research analyst and portfolio manager for OFI Institutional and Babson Capital Management, affiliated companies of Mass Mutual Life Insurance Company. During his tenure he served as head of the firm’s small/mid cap value investment team. Prior to joining Babson Capital in 1986, Lance worked at Rockwell International Corporation, EBF Associates of Boston and Hewitt Associates. Lance began his career in the investment industry in 1980. He received an AB in Economics from Princeton University and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

George Prince

George Prince

Vice President, Portfolio Manager, Senior Equity Analyst

George Prince serves as the co-portfolio manager for the RBC Enterprise Fund. George also provides research support for the Small Cap Core, Small Cap Value and Mid Cap Value strategies. He joined RBC GAM-US in 2006 from Eagle Asset Management, where he was a senior equity analyst. Prior to his experience at Eagle Asset Management, George was an analyst at Babson Capital Management. George began his career in the investment industry in 1984 and held the head of trading position at Langdon P. Cook & Co. George also has a great deal of entrepreneurial experience and founded SignStorey, a leader in place-based digital communications in retail stores and co-founded Cutting Edge Inc., a global CAD-CAM technology company. George has over 12 years of investment industry experience. He received a BA from Yale University.

Kenneth A. Tyszko, CPA, CFA

Kenneth A. Tyszko, CPA, CFA

Managing Director, Senior Portfolio Manager

Ken Tyszko is responsible for portfolio management of the RBC SMID Cap Growth Fund, and provides fundamental research and portfolio management for small, SMID and mid cap growth strategies at RBC GAM-US. Ken has been in the investment industry since 1984 and has been managing small cap growth and SMID cap growth portfolios since 1988. He joined RBC GAM-US in 2001. Ken previously served as a portfolio manager for Oberweis Asset Management, ABN AMRO Asset Management (USA) Inc., ABN AMRO Incorporated, and Sears Investment Management Company. His background also includes experience at Main Hurdman, an international accounting and consulting firm. Ken earned a BS in Accountancy from the University of Illinois. He is a CFA charterholder. Ken is a member of the Illinois CPA Society, the CFA Society of Chicago, and the CFA Institute. He has been a guest on Bloomberg Television, Bloomberg Radio, CNBC, and WebFN.

PORTFOLIO MANAGERS

Eric Autio Senior Equity Analyst/Portfolio Manager	Eric Autio
Eric Autio serves as a co-portfolio manager for the RBC Small Cap Value Fund and provides research and analysis for the Microcap Core, Small Cap Core, Small Cap Value and Mid Cap Value strategies at RBC GAM-US. Prior to joining RBC GAM-US in 2014, he was Senior Equity Analyst and Partner at Buckhead Capital Management where he served as an industry generalist on the small and SMID cap value team. Previously, Eric was Research Analyst and Vice President at SunTrust Robinson Humphrey covering a diverse range of sectors including retail, industrials and business services. He also served as Director with Carolinas Real Data, managing the company’s North Carolina commercial real estate research and software products portfolio, and worked in the Capital Management Group at Wells Fargo. Eric holds a B.A. from Davidson College and an M.B.A. from the Kellogg School of Management at Northwestern University.

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	10 Year	Since Inception	Net Expense Ratio(a)(b)	Gross Expense Ratio(a)(b)
Average Annual Total Returns as of September 30, 2019 (Unaudited)

RBC SMID Cap Growth Fund(c)(d)
Class A
- Including Max Sales Charge of 5.75%	(5.38)%	9.85%	9.27%	12.78%	10.72%
- At Net Asset Value	0.41%	12.04%	10.57%	13.44%	10.95%	1.07%	1.38%
Class I
- At Net Asset Value	0.62%	12.30%	10.84%	13.72%	11.26%	0.82%	0.99%
Class R6
- At Net Asset Value	0.69%	12.37%	10.90%	13.90%	11.51%	0.77%	27.43%

Russell 2500 Growth Index(h)	(4.11)%	12.33%	10.22%	13.48%	10.34%
RBC Enterprise Fund(e)(f)
Class A(g)
- Including Max Sales Charge of 5.75%	(16.62)%	3.96%	3.05%	8.41%	9.58%
- At Net Asset Value	(11.52)%	6.03%	4.27%	9.06%	9.76%	1.33%	2.13%
Class I(g)
- At Net Asset Value	(11.35)%	6.29%	4.53%	9.31%	10.03%	1.08%	1.30%

Russell Microcap Index(h)	(15.98)%	5.32%	6.15%	9.81%	N/A
RBC Small Cap Core Fund(i)(j)
Class A
- Including Max Sales Charge of 5.75%	(20.43)%	(0.83)%	2.32%	8.94%	9.16%
- At Net Asset Value	(15.57)%	1.15%	3.54%	9.59%	9.39%	1.15%	1.46%
Class I
- At Net Asset Value	(15.35)%	1.41%	3.80%	9.86%	9.55%	0.90%	1.11%
Class R6
- At Net Asset Value	(15.46)%	1.39%	3.80%	9.95%	9.92%	0.87%	11.85%

Russell 2000 Index(h)	(8.89)%	8.23%	8.19%	11.19%	9.53%
RBC Microcap Value Fund(k)(l)
Class A(m)
- Including Max Sales Charge of 5.75%	(12.50)%	3.80%	4.90%	10.15%	8.68%
- At Net Asset Value	(7.16)%	5.87%	6.15%	10.81%	8.88%	1.32%	1.68%
Class I(m)
- At Net Asset Value	(6.92)%	6.15%	6.42%	11.08%	9.16%	1.07%	1.20%

Russell Microcap Value Index(h)	(11.57)%	7.69%	7.59%	10.42%	N/A

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	10 Year	Since Inception	Net Expense Ratio(a)(b)	Gross Expense Ratio(a)(b)
Average Annual Total Returns as of September 30, 2019 (Unaudited)

RBC Small Cap Value Fund(n)
Class I
- At Net Asset Value	(6.91)%	5.53%	N/A	N/A	6.71%	0.85%	0.98%
Class R6
- At Net Asset Value	(6.89)%	5.59%	N/A	N/A	6.76%	0.80%	0.95%

Russell 2000 Value Index(h)	(8.24)%	6.54%	7.17%	10.06%	6.40%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(a)	The Funds’ expenses reflect the most recent fiscal year ended September 30, 2019.

(b)

The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses at annual ratios of 1.07% for Class A, 0.82% for Class I and 0.77% for Class R6 of SMID Cap Growth Fund; 1.33% for Class A and 1.08% for Class I of Enterprise Fund; 1.15% for Class A, 0.90% for Class I and 0.87% for Class R6 of Small Cap Core Fund; 1.32% for Class A and 1.07% for Class I of Microcap Value Fund; and 0.85% for Class I and 0.80% for Class R6 of Small Cap Value Fund until January 31, 2021.

(c)

The performance in the table for the period from June 1, 1994 to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to RBC SMID Cap Growth Fund. The performance of the Fund also includes the performance of a common trust fund (“CTF”) account advised by RBC GAM-US (including its predecessor) and managed the same as the Fund in all material respects for the period from December 31, 1990 to June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(d)

The since inception date (commencement of operations) of the Fund is December 31, 1990 for Class I and Class A shares and November 21, 2016 for Class R6 shares. The performance in the table for the Class R6 shares prior to November 21, 2016 reflects the performance of the Class I shares since the Fund’s inception.

(e)

The performance in the table for the period from December 2, 1983 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to RBC Enterprise Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(f)	The since inception date (commencement of operations) of the Fund is December 2, 1983. The performance of the index since inception of the Fund is calculated from November 30, 1983.

PERFORMANCE SUMMARY (UNAUDITED)

(g)

Performance shown for periods prior to the inception date of Class A (April 19, 2004) and Class I (September 30, 2004) is based on the performance of a class of shares that is no longer offered, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class. The inception date of the Fund and the prior class of shares is December 2, 1983.

(h)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

(i)

The performance in the table for the period from August 5, 1991 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to RBC Small Cap Core Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(j)

The since inception date (commencement of operations) of the Fund is August 5, 1991 for Class I and Class A shares and November 21, 2016 for Class R6 shares. The performance in the table for the Class R6 shares prior to November 21, 2016 reflects the performance of the Class I shares since the Fund’s inception. The performance of the index since inception of the Fund is calculated from July 31, 1991.

(k)

The performance in the table for the period from September 10, 1987 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to RBC Microcap Value Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(l)	The since inception date (commencement of operations) of the Fund is September 10, 1987. The performance of the index since inception of the Fund is calculated from August 31, 1987.

(m)

Class I shares were previously designated Class S shares prior to November 27, 2012. The inception date of the Fund (Class S) is September 10, 1987. Performance shown for periods prior to the inception date of Class A (April 19, 2004) is based on the performance of Class S shares, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class.

(n)

The since inception date (commencement of operations) of the Fund is December 3, 2014 for Class I shares and November 21, 2016 for Class R6 shares. The performance in the table for the Class R6 shares prior to November 21, 2016 reflects the performance of the Class I shares since the Fund’s inception. The performance of the index since inception of the Fund is calculated from December 3, 2014.

PERFORMANCE SUMMARY (UNAUDITED)

The Russell 2000 Value Index measures the performance of the small capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 2000® Index.

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000® Index. You cannot invest directly in an index.

The Russell Microcap Index measures the performance of the micro capitalization segment of the U.S. equity market. It comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities.

The Russell Microcap Value Index measures the performance of the micro capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell Microcap® Index.

The Russell 2500 Growth Index measures the performance of the small and mid capitalization growth segment of the U.S. equity market. It includes those companies with higher price-to-book ratios and higher forecasted growth rates in the Russell 2500™ Index, which comprises the smallest 2,500 companies in the Russell 3000® Index.

You cannot invest directly in an index.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC SMID Cap Growth Fund

Investment Strategy

The Fund seeks long-term capital appreciation by primarily investing in high quality, small-and mid-sized companies that display consistent earnings growth and superior financial characteristics. Using fundamental research, the Fund employs a bottom-up approach and strict risk controls to build a diversified portfolio of stocks that are believed to have the potential to offer above average expected growth with lower than average market risk.

Performance

For the twelve-month period ended September 30, 2019, the Fund had an annualized total return of 0.62% (Class I). That compares to an annualized total return of -4.11% for the Russell 2500 Growth Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	•	Security selection in the consumer discretionary, health care, financials, and consumer staples sectors.
	•	An overweight allocation to outperforming information technology sector.
	•	Underweight allocations to health care and energy sectors.
	•	MercadoLibre (internet/software services), Kinsale Capital Group (multi-line insurance), and Copart (commercial services) were the top contributing stocks in the Fund for the period.
Factors That Detracted From Relative Returns	•	Security selection in the information technology and energy sectors.
	•	Underweight allocations to real estate and utiities.
	•	The worst contributing stocks in the Fund were Bottomline Technologies (packaged software), HealthEquity (investment services), and G-III Apparel (apparel/footwear).

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in mid and small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

The Russell 2500 Growth Index measures the performance of the small and mid capitalization growth segment of the U.S. equity market. It includes those companies with higher price-to-book ratios and higher forecasted growth rates in the Russell 2500™ Index, which comprises the smallest 2,500 companies in the Russell 3000® Index. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC SMID Cap Growth Fund
Long-term capital appreciation.				Investment Objective
Russell 2500 Growth Index				Benchmark

				Asset Allocation as of 9/30/19 (% of Fund’s investments) & Top Five Industries (as of 9/30/19) (% of Fund’s net assets)
Teledyne Technologies, Inc.	2.60%	Raymond James Financial, Inc.	1.82%	Top Ten Holdings
Woodward, Inc.	2.34%	Tractor Supply Co.	1.81%	(excluding
Kinsale Capital Group, Inc.	2.20%	Bright Horizons Family Solutions, Inc.	1.81%	investment
WEX, Inc.	2.19%	Zebra Technologies Corp.	1.78%	companies) (as
West Pharmaceutical Services, Inc.	2.03%			of 9/30/19) (% of
Waters Corp.	1.83%			Fund’s net
*A listing of all portfolio holdings can be found beginning on page 20				assets)

				Growth of $250,000 Initial Investment Over 10 Years
The graph reflects an initial investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Enterprise Fund

Investment Strategy

The Fund seeks to provide long-term growth of capital. It invests in profitable, established small companies that are dominant in their industries. By selecting undervalued companies with small market capitalizations, this Fund strives to achieve growth with greater price stability than many other small stock funds

Performance

For the twelve-month period ended September 30, 2019, the Fund had an annualized total return of -11.35% (Class I). That compares to an annualized total return of -15.98% for the Russell Microcap Index, the Fund’s primary benchmark

Factors That Made Positive Contributions

•  An underweight in health care was the Fund’s most positive sector allocation performance factor.

•  Information technology stock selection was a major positive contributor to Fund performance.

•  Stock selection within the materials sector also boosted relative performance.

Factors That Detracted From Relative Returns	• Energy stock selection detracted from relative performance. • Stock selection in the industrials sector, especially among machinery companies, also detracted from overall relative performance.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and micro capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

The Russell Microcap Index measures the performance of the micro capitalization segment of the U.S. equity market. It comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Enterprise Fund
Long-term growth of capital and income.				Investment Objective
Russell Microcap Index				Benchmark

				Asset Allocation as of 9/30/19 (% of Fund’s investments) & Top Five Industries (as of 9/30/19) (% of Fund’s net assets)
Compass Diversified Holdings LP	4.83%	Novanta, Inc.	3.30%	Top Ten Holdings
Patrick Industries, Inc.	4.78%	Universal Electronics, Inc.	3.01%	(excluding
Columbus McKinnon Corp.	4.51%	Grand Canyon Education, Inc.	2.79%	investment
ACCO Brands Corp.	3.58%	Gray Television, Inc.	2.73%	companies) (as
Ducommun, Inc.	3.33%	Northrim BanCorp, Inc.	2.55%	of 9/30/19) (% of
*A listing of all portfolio holdings can be found beginning on page 23				Fund’s net assets)

				Growth of $250,000 Initial Investment Over 10 Years
The graph reflects an initial investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Core Fund

Investment Strategy

The Fund seeks to provide long-term growth of capital. It invests in profitable, established small companies that are dominant in their industries. By selecting undervalued growth companies with small to mid-size market capitalizations, this Fund strives to achieve growth with greater price stability than many other small stock funds.

Performance

For the twelve-month period ended September 30, 2019, the Fund had an annualized total return of -15.35% (Class I). That compares to an annualized total return of -8.89% for the Russell 2000 Index, the Fund’s primary benchmark

Factors That Made Positive Contributions

•  Positive stock selection in the health care sector, especially among health care equipment companies, helped relative performance compared to the benchmark over the period.

•  Stock selection in the financial sector was also a favorable factor.

Factors That Detracted From Relative Returns

•  Adverse stock selection in the industrials sector was an important detractor from Fund relative performance.

•  Stock selection among consumer discretionary stocks also hurt relative performance.

•  A sector underweight compared to the index in real estate was the Fund’s most unfavorable sector allocation factor.

Mutual fund investing involves risk. Principal loss is possible. The fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000® Index. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Core Fund
Long-term growth of capital and income.					Investment Objective
Russell 2000 Index					Benchmark
					Asset Allocation as of 9/30/19 (% of Fund’s investments) & Top Five Industries (as of 9/30/19) (% of Fund’s net assets)
Patrick Industries, Inc.	5.05%		Grand Canyon Education, Inc.	2.85%	Top Ten Holdings
Compass Diversified Holdings LP	4.88%		Universal Electronics, Inc.	2.80%	(excluding
Columbus McKinnon Corp.	4.68%		MKS Instruments, Inc.	2.79%	investment
ACCO Brands Corp. Ducommun, Inc.	3.80 3.19	% %	Amerisafe, Inc. Astronics Corp.	2.73% 2.65%	companies) (as of 9/30/19) (% of
*A listing of all portfolio holdings can be found beginning on page 26					Fund’s net assets)

					Growth of $250,000 Initial Investment Over 10 Years
The graph reflects an initial investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Microcap Value Fund

Investment Strategy

The Fund seeks long-term growth of capital. It invests in a diversified portfolio of the smallest companies that have been neglected by institutional shareholders. Using a quantitative process to identify value-oriented investments, the Fund strives to achieve long-term growth while seeking to minimize the effects of market declines and fluctuations.

Performance

For the twelve-month period ended September 30, 2019, the Fund had an annualized total return of -6.92% (Class I). That compares to an annualized total return of -11.57% for the Russell Microcap Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Favorable selection in the industrials sector boosted Fund relative performance during the period .

•  Materials sector stock selection was also a positive performance factor.

•  An underweight in the energy sector was the Fund’s most positive sector allocation factor.

Factors That Detracted From Relative Returns	• Stock selection in the financial sector was a drag on performance in the period. • Real estate stock selection also hurt relative performance for the Fund.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and micro capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

The Russell Microcap Value Index measures the performance of the micro capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell Microcap® Index, which comprises the smallest 1,000 companies in the Russell 2000® Index plus 1,000 smaller U.S. equities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Microcap Value Fund
Long-term growth of capital.				Investment Objective
Russell Microcap Value Index				Benchmark
Asset Allocation as of 9/30/19 (% of Fund’s investments) & Top Five Industries (as of 9/30/19) (% of Fund’s net assets)
Willis Lease Finance Corp. PennyMac Financial Services, Inc. Federal Agricultural Mortgage Corp. REX American Resources Corp. Unitil Corp.	1.31% 1.07% 1.07% 1.05% 1.05%	Chesapeake Utilities Corp. Independence Holding Co. CONMED Corp. Ducommun, Inc. Insight Enterprises, Inc.	1.05% 1.02% 1.01% 0.99% 0.98%	Top Ten Holdings (excluding investment companies) (as of 9/30/19) (% of Fund’s net assets) Growth of $250,000 Initial Investment Over 10 Years

*A listing of all portfolio holdings can be found beginning on page 29

The graph reflects an initial investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Value Fund

Investment Strategy

The Fund seeks long-term capital appreciation. It normally invests at least 80% of its assets in common stocks of small companies that are considered to be undervalued in relation to earnings, dividends and/or assets. Small companies are defined by the Fund as companies that fall within the market capitalization range of the Russell 2000 Value Index at the time of purchase.

Performance

For the twelve-month period ended September 30, 2019, the Fund had an annualized total return of -6.91%. That compares to an annualized total return of -8.24% for the Russell 2000 Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Favorable stock selection in the materials sector contributed positively to Fund performance over the period.

•  Positive stock selection in the health care sector, especially among health care equipment companies, also boosted relative Fund performance.

•  An underweight in energy was the Fund’s most positive sector allocation factor.

Factors That Detracted From Relative Returns

•  Adverse information technology stock selection detracted from overall performance relative to the index.

•  Stock selection in the consumer discretionary sector also detracted from overall relative performance.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. The Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. These risks are more fully described in the prospectus.

The Russell 2000 Value Index measures the performance of the small capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 2000® Index, which comprises approximately 2,000 small capitalization companies in the Russell 3000® Index. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Value Fund
Long-term capital appreciation.				Investment
				Objective
Russell 2000 Value Index				Benchmark

				Asset Allocation as of 9/30/19 (% of Fund’s investments) & Top Five Industries (as of 9/30/19) (% of Fund’s net assets)
Compass Diversified Holdings LP	3.51%	Mercantile Bank Corp.	2.11%	Top Ten Holdings (excluding investment companies) (as of 9/30/19) (% of Fund’s net assets)
Columbus McKinnon Corp.	3.06%	First Busey Corp.	2.11%
Spire, Inc.	2.87%	Southwest Gas Holdings, Inc.	2.11%
Portland General Electric Co.	2.66%	ACCO Brands Corp.	2.03%
TCF Financial Corp.	2.24%	Delek US Holdings, Inc.	1.99%
*A listing of all portfolio holdings can be found beginning on page 39

				Growth of $100,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial investment of $100,000 over the period from December 3, 2014 (commencement of operations) to September 30, 2019 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund

September 30, 2019

Shares		Value
Common Stocks — 99.00%
Consumer Discretionary — 12.33%
11,040	Bright Horizons Family Solutions, Inc.*	$1,683,600
12,190	Columbia Sportswear Co.	1,181,089
25,800	Core-Mark Holding Co., Inc.	828,567
12,820	Dorman Products, Inc.*	1,019,703
25,100	Gentherm, Inc.*	1,031,233
47,100	G-III Apparel Group Ltd.*	1,213,767
9,460	LCI Industries	868,901
26,790	LKQ Corp.*	842,546
14,550	Monro, Inc.	1,149,595
18,620	Tractor Supply Co.	1,683,993

		11,502,994

Consumer Staples — 1.57%
9,110	Casey’s General Stores, Inc.	1,468,168

Energy — 0.68%
38,210	Matador Resources Co.*	631,611

Financials — 10.28%
5,880	Affiliated Managers Group, Inc.	490,098
16,970	Eagle Bancorp, Inc.	757,201
16,500	FirstCash, Inc.	1,512,555
19,850	Kinsale Capital Group, Inc.	2,050,703
24,290	PRA Group, Inc.*	820,759
20,550	Raymond James Financial, Inc.	1,694,553
13,710	RLI Corp.	1,273,796
8,300	Signature Bank	989,526

		9,589,191

Health Care — 21.42%
8,150	Bio-Techne Corp.	1,594,711
14,900	Cantel Medical Corp.	1,114,520
11,340	Charles River Laboratories International, Inc.*	1,501,076
18,140	HealthEquity, Inc.*	1,036,610
15,540	Integer Holdings Corp.*	1,174,202
22,590	Integra LifeSciences Holdings Corp.*	1,356,981
15,820	Medidata Solutions, Inc.*	1,447,530
35,960	Merit Medical Systems, Inc.*	1,095,342
16,930	NuVasive, Inc.*	1,073,023
39,770	PetIQ, Inc.*	1,084,130
31,860	Prestige Brands Holdings, Inc.*	1,105,223
10,840	STERIS Plc	1,566,272
10,350	Varian Medical Systems, Inc.*	1,232,582
7,630	Waters Corp.*	1,703,245
13,340	West Pharmaceutical Services, Inc.	1,891,879

		19,977,326

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2019

Shares		Value
Industrials — 18.65%
7,200	Acuity Brands, Inc.	$970,488
20,240	Applied Industrial Technologies, Inc.	1,149,632
16,740	Clean Harbors, Inc.*	1,292,328
15,180	ESCO Technologies, Inc.	1,207,721
24,600	Helios Technologies, Inc.	998,022
15,070	ICF International, Inc.	1,272,963
9,850	Landstar System, Inc.	1,108,913
6,140	Middleby Corp. (The)*	717,766
11,130	MSC Industrial Direct Co., Inc., Class A	807,259
7,520	Teledyne Technologies, Inc.*	2,421,365
38,560	TriMas Corp.*	1,181,864
6,980	WABCO Holdings, Inc.*	933,575
15,970	Wabtec Corp.	1,147,604
20,270	Woodward, Inc.	2,185,714

		17,395,214

Information Technology — 27.74%
27,430	Altair Engineering, Inc., Class A*	949,627
18,510	Bottomline Technologies (DE), Inc.*	728,369
32,860	Diodes, Inc.*	1,319,329
22,510	Envestnet, Inc.*	1,276,317
16,770	ePlus, Inc.*	1,276,029
42,470	Evo Payments, Inc.*	1,194,256
15,590	ExlService Holdings, Inc.*	1,043,906
5,410	F5 Networks, Inc.*	759,672
13,560	Globant SA*	1,241,825
10,560	Guidewire Software, Inc.*	1,112,813
19,810	Inphi Corp.*	1,209,400
10,910	Jack Henry & Associates, Inc.	1,592,533
6,650	Littelfuse, Inc.	1,179,111
17,770	Manhattan Associates, Inc.*	1,433,506
28,330	Mimecast Ltd.*	1,010,531
17,130	Novanta, Inc.*	1,399,864
17,900	RealPage, Inc.*	1,125,194
22,180	SPS Commerce, Inc.*	1,044,013
4,830	Tyler Technologies, Inc.*	1,267,875
10,130	WEX, Inc.*	2,046,969
8,040	Zebra Technologies Corp., Class A*	1,659,215

		25,870,354

Materials — 5.28%
12,610	AptarGroup, Inc.	1,493,654
12,970	Balchem Corp.	1,286,494
19,930	HB Fuller Co.	927,941
12,210	Reliance Steel & Aluminum Co.	1,216,849

		4,924,938

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2019

Shares		Value
Real Estate — 1.05%
8,000	CoreSite Realty Corp., REIT	$974,800

Total Common Stocks		92,334,596

(Cost $70,345,542)

Investment Company — 1.12%
1,040,102	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	1,040,102

Total Investment Company		1,040,102

(Cost $1,040,102)

Total Investments		$93,374,698
(Cost $71,385,644)(b) — 100.12%

Liabilities in excess of other assets — (0.12)%		(108,182)

NET ASSETS — 100.00%		$93,266,516

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund

September 30, 2019

Shares		Value
Common Stocks — 96.84%
Communication Services — 3.78%
125,101	Glu Mobile, Inc.*	$624,254
115,320	Gray Television, Inc.*	1,882,022
62,350	Salem Media Group, Inc.	95,396

		2,601,672

Consumer Discretionary — 14.84%
62,157	Delta Apparel, Inc.*	1,476,229
227,700	Destination XL Group, Inc.*	384,813
19,550	Grand Canyon Education, Inc.*	1,919,810
30,850	Lakeland Industries, Inc.*	375,136
53,094	Malibu Boats, Inc., Class A*	1,628,924
13,220	MasterCraft Boat Holdings, Inc.*	197,308
28,580	Stoneridge, Inc.*	885,123
24,620	Tilly’s, Inc., Class A	232,413
40,690	Universal Electronics, Inc.*	2,071,121
167,885	ZAGG, Inc.*	1,052,639

		10,223,516

Consumer Staples — 1.97%
14,040	John B Sanfilippo & Son, Inc.	1,356,264

Energy — 1.30%
91,290	Callon Petroleum Co.*	396,199
21,840	Par Pacific Holdings, Inc.*	499,262

		895,461

Financials — 20.70%
20,100	Amerisafe, Inc.	1,328,811
168,935	Compass Diversified Holdings LP	3,329,709
33,130	First Bancorp/Southern Pines, NC	1,189,367
39,230	German American Bancorp, Inc.	1,257,321
35,053	Heritage Financial Corp.	945,029
39,766	Mercantile Bank Corp.	1,304,325
44,354	Northrim BanCorp, Inc.	1,759,523
50,418	Pacific Premier Bancorp, Inc.	1,572,537
30,160	Preferred Bank/Los Angeles, CA	1,579,781

		14,266,403

Health Care — 1.99%
19,140	Surmodics, Inc.*	875,464
3,790	US Physical Therapy, Inc.	494,784

		1,370,248

Industrials — 28.82%
249,980	ACCO Brands Corp.	2,467,303
6,640	Air Transport Services Group, Inc.*	139,573
11,940	Barrett Business Services, Inc.	1,060,511

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2019

Shares		Value
18,344	Blue Bird Corp.*	$349,178
18,158	Casella Waste Systems, Inc., Class A*	779,704
31,540	CBIZ, Inc.*	741,190
85,235	Columbus McKinnon Corp.	3,105,111
54,106	Ducommun, Inc.*	2,294,094
16,890	Ennis, Inc.	341,347
11,890	Graham Corp.	236,135
37,957	Greenbrier Cos., Inc. (The)	1,143,265
22,930	Insteel Industries, Inc.	470,753
23,533	Marten Transport Ltd.	489,016
38,310	NN, Inc.	273,150
21,103	NV5 Global, Inc.*	1,440,702
76,814	Patrick Industries, Inc.*	3,293,784
21,470	PGT Innovations, Inc.*	370,787
21,760	Radiant Logistics, Inc.*	112,499
21,469	Willdan Group, Inc.*	753,133

		19,861,235

Information Technology — 13.01%
98,060	AXT, Inc.*	349,094
118,490	Mitek Systems, Inc.*	1,143,428
43,920	Model N, Inc.*	1,219,219
27,843	Novanta, Inc.*	2,275,330
19,362	PC Connection, Inc.	753,182
70,376	Sapiens International Corp. NV	1,382,185
4,200	Tyler Technologies, Inc.*	1,102,500
22,715	Vishay Precision Group, Inc.*	743,689

		8,968,627

Materials — 4.82%
43,649	FutureFuel Corp.	521,169
32,817	Koppers Holdings, Inc.*	958,584
14,560	UFP Technologies, Inc.*	562,016
81,958	Universal Stainless & Alloy Products, Inc.*	1,278,545

		3,320,314

Real Estate — 3.48%
34,240	Community Healthcare Trust, Inc., REIT	1,525,392
61,800	UMH Properties, Inc., REIT	870,144

		2,395,536

Utilities — 2.13%
23,140	Unitil Corp.	1,468,002

Total Common Stocks		66,727,278

(Cost $39,057,680)

Exchange Traded Funds — 1.64%
10,600	iShares Nasdaq Biotechnology	1,054,700

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2019

Shares		Value
1,470	SPDR S&P Regional Banking	$77,601

Total Exchange Traded Funds		1,132,301

(Cost $1,193,228)

Rights/Warrants — 0.00%
12,460	Imperial Holdings, Inc. Warrants, Expire 10/6/19*,(a),(b)	0

Total Rights/Warrants		0

(Cost $0)

Investment Company — 1.55%
1,072,120	U.S. Government Money Market Fund, RBC Institutional Class 1(c)	1,072,120

Total Investment Company		1,072,120

(Cost $1,072,120)

Total Investments		$68,931,699
(Cost $41,323,028)(d) — 100.03%

Liabilities in excess of other assets — (0.03)%		(22,484)

NET ASSETS — 100.00%		$68,909,215

*	Non-income producing security.
(a)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliated investment.
(d)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund

September 30, 2019

Shares		Value
Common Stocks — 99.52%
Communication Services — 5.48%
116,170	Glu Mobile, Inc.*	$579,688
185,488	Gray Television, Inc.*	3,027,164
29,130	Nexstar Media Group, Inc., Class A	2,980,291
111,500	Vonage Holdings Corp.*	1,259,950

		7,847,093

Consumer Discretionary — 17.35%
6,200	Cavco Industries, Inc.*	1,190,958
420,823	Destination XL Group, Inc.*	711,191
55,260	G-III Apparel Group Ltd.*	1,424,050
41,559	Grand Canyon Education, Inc.*	4,081,094
4,010	Helen of Troy Ltd.*	632,217
22,360	LCI Industries	2,053,766
98,387	Malibu Boats, Inc., Class A*	3,018,513
37,748	Steven Madden Ltd.	1,351,001
64,425	Stoneridge, Inc.*	1,995,242
61,820	Taylor Morrison Home Corp., Class A*	1,603,611
62,910	Tilly’s, Inc., Class A	593,870
78,751	Universal Electronics, Inc.*	4,008,426
344,834	ZAGG, Inc.*	2,162,109

		24,826,048

Consumer Staples — 1.75%
102,850	Hostess Brands, Inc.*	1,438,357
10,270	Medifast, Inc.	1,064,280

		2,502,637

Energy — 2.35%
120,510	Callon Petroleum Co.*	523,013
87,920	Magnolia Oil & Gas Corp.*	975,912
81,300	Par Pacific Holdings, Inc.*	1,858,518

		3,357,443

Financials — 16.97%
59,131	Amerisafe, Inc.	3,909,150
17,801	BancFirst Corp.	986,531
354,550	Compass Diversified Holdings LP	6,988,181
97,532	Pacific Premier Bancorp, Inc.	3,042,023
20,520	Preferred Bank/Los Angeles, CA	1,074,838
62,730	TCF Financial Corp.	2,388,131
9,940	Texas Capital Bancshares, Inc.*	543,221
111,747	United Community Banks, Inc.	3,168,028
33,900	Wintrust Financial Corp.	2,190,957

		24,291,060

Health Care — 8.30%
67,872	Emergent BioSolutions, Inc.*	3,548,348
68,446	Globus Medical, Inc., Class A*	3,498,960

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2019

Shares		Value
16,070	Masimo Corp.*	$2,391,055
17,250	West Pharmaceutical Services, Inc.	2,446,395

		11,884,758

Industrials — 27.44%
551,059	ACCO Brands Corp.	5,438,952
56,920	Arcosa, Inc.	1,947,233
129,135	Astronics Corp.*	3,793,986
183,974	Columbus McKinnon Corp.	6,702,173
107,546	Ducommun, Inc.*	4,559,950
24,490	EnerSys	1,614,871
93,729	Greenbrier Cos., Inc. (The)	2,823,118
52,618	Insteel Industries, Inc.	1,080,248
16,930	Kennametal, Inc.	520,428
101,839	NN, Inc.	726,112
24,690	NV5 Global, Inc.*	1,685,586
168,441	Patrick Industries, Inc.*	7,222,750
12,650	Trex Co., Inc.*	1,150,265

		39,265,672

Information Technology — 12.04%
15,330	Ambarella, Inc.*	963,260
2,940	Coherent, Inc.*	451,937
62,030	Cohu, Inc.	837,715
14,640	InterDigital, Inc.	768,161
46,920	Kemet Corp.	853,006
168,830	Mitek Systems, Inc.*	1,629,209
43,258	MKS Instruments, Inc.	3,991,848
98,070	Model N, Inc.*	2,722,423
22,600	Novanta, Inc.*	1,846,872
35,714	Synchronoss Technologies, Inc.*	192,856
7,926	Tyler Technologies, Inc.*	2,080,575
27,470	Vishay Precision Group, Inc.*	899,368

		17,237,230

Materials — 3.29%
58,085	FutureFuel Corp.	693,535
61,367	Koppers Holdings, Inc.*	1,792,530
142,491	Universal Stainless & Alloy Products, Inc.*	2,222,860

		4,708,925

Real Estate — 3.16%
14,800	EastGroup Properties, Inc., REIT	1,850,296
16,700	Physicians Realty Trust, REIT	296,425
58,590	STAG Industrial, Inc., REIT	1,727,233
45,990	UMH Properties, Inc., REIT	647,539

		4,521,493

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2019

Shares		Value
Utilities — 1.39%
12,330	Southwest Gas Holdings, Inc.	$1,122,523
9,890	Spire, Inc.	862,804

		1,985,327

Total Common Stocks		142,427,686

(Cost $94,236,122)

Exchange Traded Funds — 0.17%
1,800	iShares Nasdaq Biotechnology	179,100
410	iShares Russell 2000 Index Fund	62,049

Total Exchange Traded Funds		241,149

(Cost $230,587)

Investment Company — 0.38%
540,071	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	540,071

Total Investment Company		540,071

(Cost $540,071)

Total Investments		$143,208,906
(Cost $95,006,780)(b) — 100.07%

Liabilities in excess of other assets — (0.07)%		(97,787)

NET ASSETS — 100.00%		$143,111,119

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund

September 30, 2019

Shares		Value
Common Stocks — 96.68%
Communication Services — 2.61%
6,200	AH Belo Corp., Class A	$23,250
11,800	AMC Entertainment Holdings, Inc., Class A	126,260
44,050	DHI Group, Inc.*	169,592
53,000	Entercom Communications Corp., Class A	177,020
23,600	Entravision Communications Corp., Class A	75,048
35,000	Eros International Plc*	66,850
24,243	EW Scripps Co. (The), Class A	321,947
7,900	IDT Corp., Class B*	83,187
25,100	Marcus Corp. (The)	928,951
119,400	Point.360*,(a),(b),(c)	0
14,200	Saga Communications, Inc., Class A	422,450
39,150	Salem Media Group, Inc.	59,900
25,800	Spok Holdings, Inc.	308,052
39,700	Townsquare Media, Inc., Class A	279,091

		3,041,598

Consumer Discretionary — 16.93%
600	Ambow Education Holding Ltd., ADR*	948
8,700	America’s Car-Mart, Inc.*	797,790
21,300	Anemostat Door Products*,(a),(b),(c)	0
21,300	Anemostat, Inc.*,(a),(b),(c)	0
34,100	BBX Capital Corp.	159,247
32,100	Beazer Homes USA, Inc.*	478,290
3	Biglari Holdings, Inc., Class B*	327
21,200	Boot Barn Holdings, Inc.*	739,880
6,527	Bowl America, Inc., Class A	97,318
59,330	Build-A-Bear Workshop, Inc.*	186,889
6,700	Caleres, Inc.	156,847
35,800	Carriage Services, Inc.	731,752
11,500	Cato Corp. (The), Class A	202,515
28,003	Century Communities, Inc.*	857,732
90,400	Container Store Group, Inc. (The)*	399,568
4,300	Core-Mark Holding Co., Inc.	138,095
28,300	CSS Industries, Inc.	112,351
18,730	Culp, Inc.	305,299
30,200	Delta Apparel, Inc.*	717,250
27	DropCar, Inc.*	20
10,900	Ethan Allen Interiors, Inc.	208,190
17,900	Express, Inc.*	61,576
14,800	Flexsteel Industries, Inc.	219,336
5,300	Genesco, Inc.*	212,106
28,630	Haverty Furniture Cos., Inc.	580,330
10,400	hhgregg, Inc.*	43
18,700	Hooker Furniture Corp.	400,928
33,200	J Alexander’s Holdings, Inc.*	389,104
39,300	J. Jill, Inc.	74,670

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2019

Shares		Value
11,320	Johnson Outdoors, Inc., Class A	$662,899
37,100	K12, Inc.*	979,440
23,500	Kid Brands, Inc.*	68
45,700	Lakeland Industries, Inc.*	555,712
95,270	Lazare Kaplan International, Inc.*,(a),(b),(c)	0
7,900	La-Z-Boy, Inc.	265,361
13,200	Lifetime Brands, Inc.	116,820
19,200	M/I Homes, Inc.*	722,880
31,270	MarineMax, Inc.*	484,060
7,500	McRae Industries, Inc., Class A	178,500
2,285	Mecklermedia Corp.*,(a),(b),(c)	0
21,300	Mestek, Inc.*	639,000
9,600	Modine Manufacturing Co.*	109,152
18,500	Movado Group, Inc.	459,910
16,500	Nautilus, Inc.*	22,275
42,100	New Home Co., Inc. (The)*	183,556
10,300	Nobility Homes, Inc.	242,668
41,000	Orleans Homebuilders, Inc.*,(a),(b),(c)	0
51,900	Red Lion Hotels Corp.*	336,312
27,500	Rocky Brands, Inc.	913,825
35,000	Shiloh Industries, Inc.*	144,900
13,300	Sonic Automotive, Inc., Class A	417,753
13,800	Standard Motor Products, Inc.	669,990
4,000	Stoneridge, Inc.*	123,880
14,600	Strattec Security Corp.	291,708
40,939	Superior Group of Cos, Inc.	659,937
32,500	Superior Industries International, Inc.	93,925
49,300	Tilly’s, Inc., Class A	465,392
1,590	Trans World Entertainment Corp.*	4,722
8,060	TravelCenters of America, Inc.*	98,896
27,200	Unifi, Inc.*	596,224
30,000	Universal Travel Group*,(a),(b),(c)	0
23,100	VOXX International Corp.*	108,570
1,397	Walking Co. Holdings, Inc. (The)*,(a),(b),(c)	0
11,000	Weyco Group, Inc.	248,710
30,800	William Lyon Homes, Class A*	627,088
40,000	Zovio, Inc.*	78,800

		19,731,334

Consumer Staples — 2.89%
7,350	Andersons, Inc. (The)	164,861
17,515	Central Garden and Pet Co.*	511,963
16,500	elf Beauty, Inc.*	288,915
36	Hawaiian Macadamia Nut Orchards L.P.*	142,488
21,300	Ingles Markets, Inc., Class A	827,718
34,400	Natural Grocers By Vitamin Cottage, Inc.*	343,656
18,300	Oil-Dri Corp. of America	623,298

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2019

Shares		Value
12,990	Pyxus International, Inc.*	$169,909
25,140	SpartanNash Co.	297,406

		3,370,214

Energy — 3.05%
45,500	Aegean Marine Petroleum Network, Inc.*,(a),(b),(c)	0
7,256	Amplify Energy Corp.	44,770
13,900	Ardmore Shipping Corp.*	92,991
16	Basic Energy Services, Inc.*	23
12,540	Callon Petroleum Co.*	54,424
8,200	Dorian LPG Ltd.*	84,952
6,600	Era Group, Inc.*	69,696
7,500	Global Partners LP	147,075
2,950	Harvest Natural Resources, Inc.*,(a),(b),(c)	0
8,200	Hornbeck Offshore Services, Inc.*	6,232
2,300	NACCO Industries, Inc., Class A	146,993
25,608	Natural Gas Services Group, Inc.*	328,038
13,100	Newpark Resources, Inc.*	99,822
63,600	North American Construction Group Ltd.	733,308
14,900	Panhandle Oil and Gas, Inc., Class A	208,302
16,050	REX American Resources Corp.*	1,225,096
1,230	Sanchez Production Partners L.P.	455
131	SilverBow Resources, Inc.*	1,269
15,400	Solaris Oilfield Infrastructure, Inc., Class A	206,668
17,600	Teekay Tankers Ltd., Class A*	22,880
18,880	W&T Offshore, Inc.*	82,506

		3,555,500

Financials — 26.86%
39,150	Affirmative Insurance Holdings, Inc.*,(a),(b),(c)	0
44,850	AG Mortgage Investment Trust, Inc., REIT	679,477
5,200	Ameris Bancorp	209,248
61,400	Anworth Mortgage Asset Corp., REIT	202,620
10,868	Apollo Commercial Real Estate Finance, Inc., REIT	208,340
69,096	Arbor Realty Trust, Inc., REIT	905,848
51,900	Ares Commercial Real Estate Corp., REIT	790,437
4,300	Arlington Asset Investment Corp., Class A	23,607
31,700	Banc of California, Inc.	448,238
12,400	Banco Latinoamericano de Comercio Exterior SA, Class E	247,256
25,400	Bancorp, Inc. (The)*	251,460
4,928	Banner Corp.	276,806
100,000	Beverly Hills Bancorp, Inc.*,(b),(c)	0
15,000	Blucora, Inc.*	324,600
6,300	Blue Capital Reinsurance Holdings Ltd.	46,431
33,600	California First National Bancorp	576,240
38,000	Capitol Bancorp Ltd.*,(a),(b),(c)	0
39,900	Cherry Hill Mortgage Investment Corp., REIT	522,690
71,550	Citizens, Inc.*	491,548
101,200	Consumer Portfolio Services, Inc.*	363,308

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2019

Shares		Value
2,189	Cowen Inc.*	$33,689
15,777	Donegal Group, Inc., Class A	231,291
3,944	Donegal Group, Inc., Class B	49,300
24,846	Dynex Capital, Inc., REIT	367,224
33,400	Ellington Residential Mortgage, REIT	352,036
42,900	Enova International, Inc.*	890,175
5,100	Exantas Capital Corp., REIT	57,987
15,300	Federal Agricultural Mortgage Corp., Class C	1,249,398
52,832	FedNat Holding Co.	739,120
37,004	First Defiance Financial Corp.	1,071,821
9,400	First Financial Corp.	408,618
13,000	First Merchants Corp.	489,255
38,000	First Place Financial Corp.*,(a),(b),(c)	0
660	Flagstar Bancorp, Inc.	24,651
19,500	Franklin Financial Network, Inc.	589,095
62,820	GAIN Capital Holdings, Inc.	331,690
18,800	GAMCO Investors, Inc., Class A	367,540
32,200	Great Ajax Corp., REIT	499,100
1,426	Great Western Bancorp, Inc.	47,058
4,100	Greenhill & Co., Inc.	53,792
3,011	Hancock Whitney Corp.	115,308
15,900	HCI Group, Inc.	668,436
29,270	Heritage Insurance Holdings, Inc.	437,586
2,858	Hilltop Holdings, Inc.	68,278
6,040	HomeTrust Bancshares, Inc.	157,463
2,200	Houlihan Lokey, Inc.	99,220
30,722	Independence Holding Co.	1,185,562
3,195	Independent Bank Group, Inc.	168,089
4,934	Investors Title Co.	789,933
41,600	JMP Group, Inc.	142,759
16,500	Kansas City Life Insurance Co.	538,065
69,200	Manning &Napier, Inc.	130,096
28,890	Marlin Business Services Corp.	727,739
24,300	Medley Management, Inc., Class A	85,050
5,700	Metropolitan Bank Holding Corp.*	224,181
27,300	MutualFirst Financial, Inc.	860,496
2,500	National Security Group, Inc. (The)	27,750
2,600	National Western Life Group, Inc., Class A	697,762
22,067	Nicholas Financial, Inc.*	198,603
1,915	OceanFirst Financial Corp.	45,194
44,500	OFG Bancorp.	974,550
11,400	Oppenheimer Holdings, Inc., Class A	342,684
12,300	Orchid Island Capital, Inc., REIT	70,725
7,900	Pacific Mercantile Bancorp*	59,329
41,200	PennyMac Financial Services, Inc.*	1,251,656
22,000	Peoples Bancorp, Inc.	699,820
7,300	Piper Jaffray Cos.	551,004
17,400	Protective Insurance Corp.	303,630
15,900	Provident Financial Holdings, Inc.	329,925

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2019

Shares		Value
15,043	Ready Capital Corp., REIT	$239,485
31,100	Regional Management Corp.*	875,776
8,800	Safety Insurance Group, Inc.	891,704
14,126	Simmons First National Corp., Class A	351,737
1,038	South State Corp.	78,161
10,600	Stewart Information Services Corp.	411,174
6,400	Unico American Corp.*	38,912
80,216	United Community Financial Corp.	864,728
19,000	United Western Bancorp, Inc.*,(a),(b),(c)	0
14,130	Walker & Dunlop, Inc.	790,291
23,241	Western Asset Mortgage Capital Corp., REIT	224,276
5,200	Westwood Holdings Group, Inc.	143,884
16,800	Winthrop Realty Trust REIT*,(b),(c)	16,968

		31,298,983

Health Care — 2.52%
30,600	Adeptus Health, Inc., Class A*,(a),(b),(c)	0
11,000	American Shared Hospital Services*	27,609
17,900	AngioDynamics, Inc.*	329,718
12,200	CONMED Corp.	1,173,030
5,300	Cross Country Healthcare, Inc.*	54,590
24,550	CryoLife, Inc.*	666,532
11,562	Five Star Senior Living, Inc.*	5,261
5,300	Kewaunee Scientific Corp.	82,574
15,000	MedCath Corp.*,(a),(b),(c)	0
42,660	Option Care Health, Inc.*	136,512
33,950	Triple-S Management Corp., Class B*	454,930

		2,930,756

Industrials — 19.76%
3,000	Aegion Corp.*	64,140
8,000	Alamo Group, Inc.	941,760
8,383	Allied Motion Technologies, Inc.	296,004
56,600	Ameresco, Inc., Class A*	909,562
8,100	AMREP Corp.*	46,291
66,000	Arc Document Solutions, Inc.*	89,760
4,500	Argan, Inc.	176,805
8,900	BlueLinx Holdings, Inc.*	287,737
29,500	CAI International, Inc.*	642,215
35,800	CBIZ, Inc.*	841,300
8,774	CECO Environmental Corp.*	61,286
50,680	Celadon Group, Inc.*	63,350
10,678	Cenveo, Inc.*,(a),(b),(c)	0
2,400	Chicago Rivet & Machine Co.	62,496
1,060	Comfort Systems USA, Inc.	46,884
28,878	Compx International, Inc.	413,822
40,000	Costamare, Inc.	242,800
1,600	Douglas Dynamics, Inc.	71,312
27,300	Ducommun, Inc.*	1,157,520

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2019

Shares		Value
2	Eagle Bulk Shipping, Inc.*	$9
13,100	Eastern Co. (The)	325,142
8,480	Ecology and Environment, Inc., Class A	128,811
12,100	Encore Wire Corp.	680,988
38,340	Ennis, Inc.	774,851
1,300	EnPro Industries, Inc.	89,245
18,400	Espey Manufacturing & Electronics Corp.	436,448
22,000	Federal Signal Corp.	720,280
19,900	Fly Leasing Ltd., ADR*	408,149
22,300	Foundation Building Materials, Inc.*	345,427
414	Genco Shipping & Trading Ltd.*	3,809
13,400	Gibraltar Industries, Inc.*	615,596
5,580	Golden Ocean Group Ltd.	32,476
19,460	GP Strategies Corp.*	249,866
15,100	Graham Corp.	299,886
10,610	Greenbrier Cos., Inc. (The)	319,573
34,700	Griffon Corp.	727,659
3,630	Kadant, Inc.	318,678
2,300	Kimball International, Inc., Class B	44,390
3,908	Kratos Defense & Security Solutions, Inc.*	72,669
16,200	LS Starrett Co. (The), Class A*	93,960
10,200	LSC Communications, Inc.	14,076
44,250	LSI Industries, Inc.	230,985
21,200	Lydall, Inc.*	528,092
35,120	Marten Transport Ltd.	729,794
16,110	Meritor, Inc.*	298,035
29,099	Miller Industries, Inc.	968,997
16,000	Mistras Group, Inc.*	262,400
3,900	National Presto Industries, Inc.	347,451
14,600	NN, Inc.	104,098
16,700	Orion Group Holdings, Inc.*	75,150
2	Paragon Shipping, Inc., Class A*	0
33,100	Park Aerospace Corp.	581,236
13,505	Patrick Industries, Inc.*	579,094
12,500	Quad/Graphics, Inc.	131,375
13,600	Quanex Building Products Corp.	245,888
25,000	RCM Technologies, Inc.*	75,000
15,200	Rush Enterprises, Inc., Class A	586,416
22,000	Safe Bulkers, Inc.*	38,500
3,200	Standex International Corp.	233,408
4,060	Systemax, Inc.	89,361
3,682	Team, Inc.*	66,460
26,400	Textainer Group Holdings Ltd.*	261,624
4,300	Universal Forest Products, Inc.	171,484
7,400	USA Truck, Inc.*	59,422
15,300	Vectrus, Inc.*	621,945
11,600	Viad Corp.	778,940
11,900	Volt Information Sciences, Inc.*	37,604

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2019

Shares		Value
7,700	Willdan Group, Inc.*	$270,116
27,634	Willis Lease Finance Corp.*	1,530,371

		23,020,278

Information Technology — 7.65%
29,438	Alithya Group, Inc., Class A*	88,314
1,580	Cabot Microelectronics Corp.	223,112
38,600	CMTSU Liquidation, Inc.*	50
50,000	Comarco, Inc.*,(a),(b),(c)	0
26,800	CTS Corp.	867,248
25,600	Digi International, Inc.*	348,672
7,640	ePlus, Inc.*	581,328
40,800	Everi Holdings, Inc.*	345,168
4,200	Fabrinet*	219,660
20,400	Insight Enterprises, Inc.*	1,136,076
13,000	JinkoSolar Holding Co. Ltd., ADR*	207,350
4,800	Kemet Corp.	87,264
26,100	Kimball Electronics, Inc.*	378,711
9,200	Magal Security Systems Ltd.*	37,996
17,800	Methode Electronics, Inc.	598,792
35,415	Optical Cable Corp.*	126,432
27,000	PC Connection, Inc.	1,050,300
28,700	Perceptron, Inc.*	137,760
31,730	Photronics, Inc.*	345,222
10,500	Richardson Electronics Ltd.	60,900
8,600	Rubicon Project, Inc. (The)*	74,906
24,600	Rudolph Technologies, Inc.*	648,456
60,100	Sigmatron International, Inc.*	244,607
2,433	STR Holdings, Inc.*	328
4,269	Sykes Enterprises, Inc.*	130,802
25,600	TESSCO Technologies, Inc.	367,872
18,600	Vishay Precision Group, Inc.*	608,964

		8,916,290

Materials — 4.42%
45,290	American Vanguard Corp.	711,053
37,000	Blue Earth Refineries, Inc.*,(a),(b),(c)	0
6,629	Centerra Gold, Inc.*	56,346
1,308	China Green Agriculture, Inc.*	6,148
8,200	Clearwater Paper Corp.*	173,184
54	Elah Holdings, Inc.*	3,213
8,400	Friedman Industries, Inc.	54,516
40,990	FutureFuel Corp.	489,421
4,300	Hawkins, Inc.	182,750
5,100	Innospec, Inc.	454,614
9,500	Materion Corp.	582,920
26	North American Palladium Ltd.	348
16,100	Olympic Steel, Inc.	231,840
18,990	OMNOVA Solutions, Inc.*	191,229

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2019

Shares		Value
16,500	Rayonier Advanced Materials, Inc.	$71,445
9,100	Ryerson Holding Corp.*	77,623
2,200	Stepan Co.	213,532
47,800	Trecora Resources*	431,156
25,900	Tredegar Corp.	505,568
7,800	Universal Stainless & Alloy Products, Inc.*	121,680
3,470	US Concrete, Inc.*	191,822
3,200	Vulcan International Corp.*	393,632

		5,144,040

Real Estate — 5.37%
13,200	Agree Realty Corp., REIT	965,580
21,600	Braemar Hotels & Resorts, Inc., REIT	202,824
37,100	Cedar Realty Trust, Inc., REIT	111,300
502	CIM Commercial Trust Corp., REIT	7,781
9,200	Community Healthcare Trust, Inc., REIT	409,860
7,300	CorEnergy Infrastructure Trust, Inc., REIT	344,706
18,200	Farmland Partners, Inc., REIT	121,576
921	Forestar Group, Inc.*	16,836
11,342	Getty Realty Corp., REIT	363,625
12,900	Jernigan Capital, Inc., REIT	248,325
17,880	Monmouth Real Estate Investment Corp., REIT	257,651
8,084	Omega Healthcare Investors, Inc., REIT	337,830
33,900	One Liberty Properties, Inc., REIT	933,267
7,600	Rafael Holdings, Inc., Class B*	159,296
8,100	RE/MAX Holdings, Inc., Class A	260,496
17,400	RPT Realty, REIT	235,770
5,700	UMH Properties, Inc., REIT	80,256
15,900	Urstadt Biddle Properties, Inc., REIT, Class A	376,830
59,400	Whitestone, REIT*	817,344

		6,251,153

Utilities — 4.62%
1,008	California Water Service Group	53,353
12,785	Chesapeake Utilities Corp.*	1,218,666
15,300	Connecticut Water Service, Inc.	1,071,918
11,100	Middlesex Water Co.	721,056
16,100	SJW Corp.	1,099,469
19,226	Unitil Corp.	1,219,698

		5,384,160

Total Common Stocks		112,644,306

(Cost $87,409,235)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2019

Shares		Value
Exchange Traded Funds — 0.10%
1,350	iShares Russell Microcap Index Fund*	$119,002

Total Exchange Traded Funds		119,002

(Cost $111,030)

Rights/Warrants — 0.00%
444	Basic Energy Services, Inc., Warrants, Expire 3/31/17*	3
724	Eagle Bulk Shipping, Inc., Warrants, Expire 10/15/14*	3
992	Genco Shipping & Trading Ltd., Warrants, Expire 7/11/14*	60
6,100	Media General, Inc. Rights, Expire 12/31/19*,(b),(c)	0
2,627	PHI Group, Inc., Warrants, Expire 9/4/22*,(b),(c)	0
703	SilverBow Resources, Inc., Warrants, Expire 12/31/49*	35

Total Rights/Warrants		101

(Cost $73,487)

Principal Amount
Corporate Bonds — 0.00%
Financial — 0.00%
$1,947	Trenwick America Corp., 0.00%, *,(a),(b),(c)	0
1,302	Trenwick America Corp., 0.00%, *,(a),(b),(c)	0
		0
Total Corporate Bonds (Cost $0)		0

Shares
Investment Company — 2.92%
3,404,692	U.S. Government Money Market Fund, RBC Institutional Class 1(d)	3,404,692

Total Investment Company		3,404,692

(Cost $3,404,692)

Total Investments		$116,168,101
(Cost $90,998,444)(e) — 99.70%

Other assets in excess of liabilities — 0.30%		349,045

NET ASSETS — 100.00%		$116,517,146

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2019

*	Non-income producing security.
(a)	Security delisted or issuer in bankruptcy.
(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliated investment.
(e)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund

September 30, 2019

Shares		Value
Common Stocks — 98.12%
Communication Services — 3.25%
46,974	Gray Television, Inc.*	$766,616
10,360	Nexstar Media Group, Inc., Class A	1,059,932
1,760	Take-Two Interactive Software, Inc.*	220,598

		2,047,146

Consumer Discretionary — 10.51%
59,880	Dana, Inc.	864,667
43,690	G-III Apparel Group Ltd.*	1,125,891
8,820	Grand Canyon Education, Inc.*	866,124
28,275	Steven Madden Ltd.	1,011,962
38,640	Taylor Morrison Home Corp., Class A*	1,002,322
54,594	Tilly’s, Inc., Class A	515,367
12,330	Universal Electronics, Inc.*	627,597
96,050	ZAGG, Inc.*	602,234

		6,616,164

Consumer Staples — 2.28%
13,980	Fresh Del Monte Produce, Inc.	476,858
9,950	John B Sanfilippo & Son, Inc.	961,170

		1,438,028

Energy — 4.61%
52,610	Callon Petroleum Co.*	228,327
34,470	Delek US Holdings, Inc.	1,251,261
94,120	Magnolia Oil & Gas Corp.*	1,044,732
16,500	Par Pacific Holdings, Inc.*	377,190

		2,901,510

Financials — 25.83%
7,910	American Financial Group, Inc.	853,094
15,720	Amerisafe, Inc.	1,039,249
14,610	Community Bank System, Inc.	901,291
112,021	Compass Diversified Holdings LP	2,207,934
52,620	First Busey Corp.	1,330,234
40,510	Heritage Financial Corp.	1,092,150
40,600	Mercantile Bank Corp.	1,331,680
16,430	Northrim BanCorp, Inc.	651,778
29,396	Pacific Premier Bancorp, Inc.	916,861
7,080	Reinsurance Group of America, Inc.	1,131,950
34,820	Sterling Bancorp	698,489
25,470	Synovus Financial Corp.	910,807
37,050	TCF Financial Corp.	1,410,493
9,960	Texas Capital Bancshares, Inc.*	544,314
43,760	United Community Banks, Inc.	1,240,596

		16,260,920

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2019

Shares		Value
Health Care — 4.52%
19,502	Emergent BioSolutions, Inc.*	$1,019,565
17,500	Globus Medical, Inc., Class A*	894,600
1,440	Teleflex, Inc.	489,240
3,110	West Pharmaceutical Services, Inc.	441,060

		2,844,465

Industrials — 17.32%
129,198	ACCO Brands Corp.	1,275,184
27,940	BMC Stock Holdings, Inc.*	731,469
17,620	Casella Waste Systems, Inc., Class A*	756,603
52,810	Columbus McKinnon Corp.	1,923,868
22,729	Ducommun, Inc.*	963,710
12,920	EnerSys	851,945
24,110	Greenbrier Cos., Inc. (The)	726,193
9,080	Herman Miller, Inc.	418,497
24,990	Kennametal, Inc.	768,193
6,460	Kirby Corp.*	530,754
38,416	Marten Transport Ltd.	798,284
47,970	NN, Inc.	342,026
19,040	Patrick Industries, Inc.*	816,435

		10,903,161

Information Technology — 7.08%
81,900	AXT, Inc.*	291,564
1,770	Coherent, Inc.*	272,084
31,150	Cohu, Inc.	420,681
9,440	Novanta, Inc.*	771,437
28,067	PC Connection, Inc.	1,091,806
36,465	Sapiens International Corp. NV	716,173
34,170	Viavi Solutions, Inc.*	478,551
12,710	Vishay Precision Group, Inc.*	416,125

		4,458,421

Materials — 4.17%
8,580	Kaiser Aluminum Corp.	849,163
24,289	Koppers Holdings, Inc.*	709,482
10,740	Reliance Steel & Aluminum Co.	1,070,348

		2,628,993

Real Estate — 10.91%
50,320	Columbia Property Trust, Inc., REIT	1,064,268
19,209	Community Healthcare Trust, Inc., REIT	855,761
23,450	CubeSmart, REIT	818,405
93,700	DiamondRock Hospitality Co., REIT	960,425
4,280	EastGroup Properties, Inc., REIT	535,085
9,694	National Storage Affiliates Trust, REIT	323,489
23,700	Physicians Realty Trust, REIT	420,675
26,750	STAG Industrial, Inc., REIT	788,590

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2019

Shares		Value
4,940	Terreno Realty Corp., REIT	$252,385
60,279	UMH Properties, Inc., REIT	848,728

		6,867,811

Utilities — 7.64%
29,720	Portland General Electric Co.	1,675,317
14,610	Southwest Gas Holdings, Inc.	1,330,094
20,728	Spire, Inc.	1,808,311

		4,813,722

Total Common Stocks		61,780,341

(Cost $60,577,542)

Investment Company — 1.68%
1,057,719	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	1,057,719

Total Investment Company		1,057,719

(Cost $1,057,719)

Total Investments (Cost $61,635,261)(b) — 99.80%		$62,838,060

Other assets in excess of liabilities — 0.20%		126,166

NET ASSETS — 100.00%		$62,964,226

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2019

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $70,345,542, $40,250,908 and $94,466,709, respectively)	$92,334,596	$67,859,579	$142,668,835
Affiliated investments (cost $1,040,102, $1,072,120 and $540,071, respectively)	1,040,102	1,072,120	540,071
Interest and dividend receivable	19,143	5,218	60,495
Receivable for capital shares issued	24,709	355	74,085
Receivable for investments sold	—	59,226	415,280
Prepaid expenses and other assets	19,356	13,737	19,775

Total Assets	93,437,906	69,010,235	143,778,541

Liabilities:
Foreign withholding tax payable	3,968	4,133	3,633
Payable for capital shares redeemed	76,869	480	124,273
Payable for investments purchased	—	—	279,276
Accrued expenses and other payables:
Investment advisory fees	36,924	56,091	177,271
Accounting fees	2,274	2,178	2,464
Audit fees	15,526	15,526	15,526
Trustees’ fees	67	68	228
Distribution fees	7,661	30	3,022
Custodian fees	114	747	1,766
Shareholder reports	10,192	4,308	8,243
Transfer agent fees	11,379	11,145	38,764
Other	6,416	6,314	12,956

Total Liabilities	171,390	101,020	667,422

Net Assets	$93,266,516	$68,909,215	$143,111,119

Net Assets Consists of:
Capital	$64,693,593	$38,372,884	$93,468,599
Accumulated earnings	28,572,923	30,536,331	49,642,520

Net Assets	$93,266,516	$68,909,215	$143,111,119

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2019

	RBC SMID Cap Growth Fund	RBC Enterprise Fund		RBC Small Cap Core Fund
Net Assets
Class A	$12,059,369		$787,451	$7,003,673
Class I	81,193,019		68,121,764	136,072,270
Class R6	14,128		N/A	35,176

Total	$93,266,516		$68,909,215	$143,111,119

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	925,103		44,775	240,312
Class I	5,406,808		3,678,030	4,432,294
Class R6	939		N/A	1,145

Total	6,332,850		3,722,805	4,673,751

Net Asset Values and Redemption Prices Per Share:
Class A(a)	$13.04		$17.59	$29.14

Class I	$15.02		$18.52	$30.70

Class R6	$15.05	$	N/A	$30.72

Maximum Offering Price Per Share:
Class A	$13.84		$18.66	$30.92

Maximum Sales Charge - Class A	5.75%		5.75%	5.75%

(a)

For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2019

	RBC Microcap Value Fund	RBC Small Cap Value Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $87,593,752 and $60,577,542, respectively)	$112,763,409	$61,780,341
Affiliated investments (cost $3,404,692 and $1,057,719, respectively)	3,404,692	1,057,719
Cash	9,514	—
Interest and dividend receivable	182,537	80,674
Receivable for capital shares issued	19,411	233,726
Receivable for investments sold	406,100	297,402
Prepaid expenses and other assets	12,322	16,312

Total Assets	116,797,985	63,466,174

Liabilities:
Foreign withholding tax payable	5,276	3,962
Payable for capital shares redeemed	101,473	65,398
Payable for investments purchased	—	376,594
Accrued expenses and other payables:
Investment advisory fees	115,286	8,441
Accounting fees	2,361	2,167
Audit fees	15,526	15,526
Trustees’ fees	106	89
Distribution fees	2,707	—
Custodian fees	243	1,320
Shareholder reports	7,125	5,178
Transfer agent fees	19,942	15,293
Other	10,794	7,980

Total Liabilities	280,839	501,948

Net Assets	$116,517,146	$62,964,226

Net Assets Consists of:
Capital	$85,395,044	$73,220,784
Accumulated earnings	31,122,102	(10,256,558)

Net Assets	$116,517,146	$62,964,226

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2019

	RBC Microcap Value Fund		RBC Small Cap Value Fund
Net Assets
Class A		$3,596,634	$	N/A
Class I		112,920,512		55,686,207
Class R6		N/A		7,278,019

Total		$116,517,146		$62,964,226

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A		135,611		N/A
Class I		4,253,721		4,550,935
Class R6		N/A		591,108

Total		4,389,332		5,142,043

Net Asset Values and Redemption Prices Per Share:
Class A(a)		$26.52	$	N/A

Class I		$26.55		$12.24

Class R6	$	N/A		$12.31

Maximum Offering Price Per Share:
Class A		$28.14	$	N/A

Maximum Sales Charge - Class A		5.75%		N/A

(a)

For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2019

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund
Investment Income:
Interest income	$39,617	$19,811	$26,570
Dividend income - unaffiliated	430,471	700,283	1,669,843
Dividend income - affiliated	35,806	15,966	25,994
Foreign tax withholding	—	(8,073)	—

Total Investment Income	505,894	727,987	1,722,407
Expenses:
Investment advisory fees	636,485	667,493	1,460,025
Distribution fees–Class A	29,517	2,255	20,276
Accounting fees	36,003	34,209	41,284
Audit fees	35,891	35,891	35,890
Custodian fees	2,092	3,950	10,839
Insurance fees	4,252	4,252	4,252
Legal fees	7,532	6,013	17,267
Registrations and filing fees	55,880	38,610	56,312
Shareholder reports	38,825	34,253	38,522
Transfer agent fees–Class A	24,603	6,195	17,752
Transfer agent fees–Class I	57,056	79,789	202,728
Transfer agent fees–Class R6	3,534	—	3,545
Trustees’ fees and expenses	7,900	6,306	15,945
Tax expense	4,355	4,393	4,280
Other fees	6,809	6,043	10,310

Total expenses before fee waiver/reimbursement	950,734	929,652	1,939,227
Expenses waived/reimbursed by:
Advisor	(175,627)	(162,406)	(373,052)

Net expenses	775,107	767,246	1,566,175

Net Investment Income (Loss)	(269,213)	(39,259)	156,232

Realized/Unrealized Gains/(Losses):
Net realized gains from investment transactions	7,014,406	4,661,242	8,284,197
Net change in unrealized depreciation on investments	(5,964,386)	(14,775,845)	(50,210,190)

Net realized/unrealized gains/(losses)	1,050,020	(10,114,603)	(41,925,993)

Change in net assets resulting from operations	$780,807	$(10,153,862)	$(41,769,761)

FINANCIAL STATEMENTS

Statements of Operations (cont.)

For the Year Ended September 30, 2019

	RBC Microcap Value Fund	RBC Small Cap Value Fund
Investment Income:
Interest income	$37,535	$48,872
Dividend income - unaffiliated	2,489,302	1,925,673
Dividend income - affiliated	37,545	49,512
Foreign tax withholding	(2,254)	(8,532)

Total Investment Income	2,562,128	2,015,525
Expenses:
Investment advisory fees	1,052,327	780,285
Distribution fees–Class A	11,596	—
Accounting fees	52,964	37,917
Audit fees	35,890	35,890
Custodian fees	2,699	7,521
Insurance fees	4,252	4,249
Legal fees	9,915	13,531
Registrations and filing fees	39,836	41,293
Shareholder reports	39,448	38,115
Transfer agent fees–Class A	16,490	—
Transfer agent fees–Class I	136,395	110,448
Transfer agent fees–Class R6	—	3,648
Trustees’ fees and expenses	10,301	10,310
Tax expense	6,430	4,317
Other fees	7,248	6,853

Total expenses before fee waiver/reimbursement	1,425,791	1,094,377
Expenses waived/reimbursed by:
Advisor	(163,095)	(150,460)

Net expenses	1,262,696	943,917

Net Investment Income	1,299,432	1,071,608

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) from investment transactions	6,777,595	(11,346,761)
Net change in unrealized depreciation on investments	(18,371,918)	(5,459,617)

Net realized/unrealized losses	(11,594,323)	(16,806,378)

Change in net assets resulting from operations	$(10,294,891)	$(15,734,770)

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC SMID Cap Growth Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
From Investment Activities
Operations:
Net investment loss	$(269,213)	$(267,879)
Net realized gains from investments	7,014,406	7,102,284
Net change in unrealized appreciation/(depreciation) on investments	(5,964,386)	10,687,585

Change in net assets resulting from operations	780,807	17,521,990

Distributions to Shareholders:
Class A	(985,499)	(2,410,341)
Class I	(5,713,741)	(12,451,210)
Class R6	(955)	(2,177)

Change in net assets resulting from shareholder distributions	(6,700,195)	(14,863,728)

Capital Transactions:
Proceeds from shares issued	15,720,473	17,824,600
Distributions reinvested	6,687,727	14,797,134
Cost of shares redeemed	(19,639,972)	(15,936,798)

Change in net assets resulting from capital transactions	2,768,228	16,684,936

Net increase/(decrease) in net assets	(3,151,160)	19,343,198
Net Assets:
Beginning of year	96,417,676	77,074,478

End of year	$93,266,516	$96,417,676

Share Transactions:
Issued	1,125,695	1,185,296
Reinvested	577,278	1,095,312
Redeemed	(1,381,438)	(1,084,575)

Change in shares resulting from capital transactions	321,535	1,196,033

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Enterprise Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
From Investment Activities
Operations:
Net investment loss	$(39,259)	$(265,529)
Net realized gains from investments	4,661,242	9,905,577
Net change in unrealized depreciation on investments	(14,775,845)	(3,676,545)

Change in net assets resulting from operations	(10,153,862)	5,963,503

Distributions to Shareholders:
Class A	(142,776)	(265,777)
Class I	(8,792,654)	(15,947,218)

Change in net assets resulting from shareholder distributions	(8,935,430)	(16,212,995)

Capital Transactions:
Proceeds from shares issued	676,918	304,272
Distributions reinvested	8,231,031	15,290,529
Cost of shares redeemed	(7,422,671)	(9,656,671)

Change in net assets resulting from capital transactions	1,485,278	5,938,130

Net decrease in net assets	(17,604,014)	(4,311,362)
Net Assets:
Beginning of year	86,513,229	90,824,591

End of year	$68,909,215	$86,513,229

Share Transactions:
Issued	33,714	12,531
Reinvested	537,376	660,634
Redeemed	(397,569)	(399,941)

Change in shares resulting from capital transactions	173,521	273,224

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Small Cap Core Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
From Investment Activities
Operations:
Net investment income/(loss)	$156,232	$(166,771)
Net realized gains from investments	8,284,197	18,054,415
Net change in unrealized depreciation on investments	(50,210,190)	(1,202,513)

Change in net assets resulting from operations	(41,769,761)	16,685,131

Distributions to Shareholders:
Class A	(928,473)	(396,907)
Class I	(20,302,793)	(7,586,460)
Class R6	(8,302)	(31,899)

Change in net assets resulting from shareholder distributions	(21,239,568)	(8,015,266)

Capital Transactions:
Proceeds from shares issued	18,862,361	27,809,569
Distributions reinvested	20,827,321	7,804,446
Cost of shares redeemed	(95,351,191)	(72,551,523)

Change in net assets resulting from capital transactions	(55,661,509)	(36,937,508)

Net decrease in net assets	(118,670,838)	(28,267,643)
Net Assets:
Beginning of year	261,781,957	290,049,600

End of year	$143,111,119	$261,781,957

Share Transactions:
Issued	607,712	675,051
Reinvested	794,304	187,778
Redeemed	(3,016,688)	(1,765,413)

Change in shares resulting from capital transactions	(1,614,672)	(902,584)

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Microcap Value Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
From Investment Activities
Operations:
Net investment income	$1,299,432	$1,024,525
Net realized gains from investments	6,777,595	10,342,078
Net change in unrealized depreciation on investments	(18,371,918)	(1,387,727)

Change in net assets resulting from operations	(10,294,891)	9,978,876

Distributions to Shareholders:
Class A	(524,523)	(666,177)
Class I	(11,298,153)	(13,397,750)

Change in net assets resulting from shareholder distributions	(11,822,676)	(14,063,927)

Capital Transactions:
Proceeds from shares issued	10,087,917	3,250,443
Distributions reinvested	10,646,818	12,772,313
Cost of shares redeemed	(18,732,119)	(22,216,366)

Change in net assets resulting from capital transactions	2,002,616	(6,193,610)

Net decrease in net assets	(20,114,951)	(10,278,661)
Net Assets:
Beginning of year	136,632,097	146,910,758

End of year	$116,517,146	$136,632,097

Share Transactions:
Issued	384,167	103,249
Reinvested	457,315	421,529
Redeemed	(720,720)	(712,654)

Change in shares resulting from capital transactions	120,762	(187,876)

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Small Cap Value Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
From Investment Activities
Operations:
Net investment income	$1,071,608	$822,530
Net realized gains/(losses) from investments	(11,346,761)	2,411,405
Net change in unrealized appreciation/(depreciation) on investments	(5,459,617)	1,135,188

Change in net assets resulting from operations	(15,734,770)	4,369,123

Distributions to Shareholders:
Class I	(3,592,109)	(2,034,874)
Class R6	(225,065)	(163,148)

Change in net assets resulting from shareholder distributions	(3,817,174)	(2,198,022)

Capital Transactions:
Proceeds from shares issued	58,236,591	93,778,202
Distributions reinvested	2,500,140	2,042,187
Cost of shares redeemed	(131,441,798)	(23,578,361)

Change in net assets resulting from capital transactions	(70,705,067)	72,242,028

Net increase/(decrease) in net assets	(90,257,011)	74,413,129
Net Assets:
Beginning of year	153,221,237	78,808,108

End of year	$62,964,226	$153,221,237

Share Transactions:
Issued	5,045,518	6,943,708
Reinvested	244,503	149,980
Redeemed	(11,386,517)	(1,718,877)

Change in shares resulting from capital transactions	(6,096,496)	5,374,811

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Loss(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/19	$14.39	(0.06)	(0.18)	—(b)	(0.24)	—	(1.11)	(1.11)	$13.04
Year Ended 9/30/18	14.72	(0.07)	2.85	—(b)	2.78	—	(3.11)	(3.11)	14.39
Year Ended 9/30/17	13.92	(0.07)	1.91	—(b)	1.84	—	(1.04)	(1.04)	14.72
Year Ended 9/30/16	13.57	(0.06)	1.95	—(b)	1.89	—	(1.54)	(1.54)	13.92
Year Ended 9/30/15	15.60	(0.08)	0.53	—(b)	0.45	—	(2.48)	(2.48)	13.57
Class I
Year Ended 9/30/19	$16.33	(0.04)	(0.16)	—	(0.20)	—	(1.11)	(1.11)	$15.02
Year Ended 9/30/18	16.26	(0.04)	3.22	—(b)	3.18	—	(3.11)	(3.11)	16.33
Year Ended 9/30/17	15.24	(0.04)	2.10	—(b)	2.06	—	(1.04)	(1.04)	16.26
Year Ended 9/30/16	14.68	(0.03)	2.13	—(b)	2.10	—	(1.54)	(1.54)	15.24
Year Ended 9/30/15	16.65	(0.05)	0.56	—(b)	0.51	—	(2.48)	(2.48)	14.68
Class R6
Year Ended 9/30/19	$16.35	(0.03)	(0.16)	—	(0.19)	—	(1.11)	(1.11)	$15.05
Year Ended 9/30/18	16.27	(0.04)	3.23	—	3.19	—	(3.11)	(3.11)	16.35
Period Ended 9/30/17(c)	15.30	(0.03)	2.04	—	2.01	—	(1.04)	(1.04)	16.27

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/19	0.41%	$12,059	1.07%	(0.51)%	1.38%	17%
Year Ended 9/30/18	22.67%	12,966	1.07%	(0.53)%	1.40%	22%
Year Ended 9/30/17	14.18%	11,600	1.10%	(0.50)%	1.50%	18%
Year Ended 9/30/16	14.99%	12,106	1.10%	(0.43)%	1.46%	14%
Year Ended 9/30/15	2.20%	12,070	1.10%	(0.56)%	1.45%	18%
Class I
Year Ended 9/30/19	0.62%	$81,193	0.82%	(0.26)%	0.99%	17%
Year Ended 9/30/18	23.04%	83,437	0.82%	(0.28)%	0.98%	22%
Year Ended 9/30/17	14.40%	65,463	0.85%	(0.26)%	1.07%	18%
Year Ended 9/30/16	15.32%	86,067	0.85%	(0.18)%	1.05%	14%
Year Ended 9/30/15	2.44%	54,935	0.85%	(0.31)%	1.07%	18%
Class R6
Year Ended 9/30/19	0.69%	$ 14	0.77%	(0.21)%	27.43%	17%
Year Ended 9/30/18	23.09%	14	0.77%	(0.23)%	29.30%	22%
Period Ended 9/30/17	14.03%(c)	11	0.80%(d)	(0.22)%(d)	50.53%(d)	18%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	Not annualized.

(d)	Annualized.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Loss(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/19	$23.38	(0.05)	(3.17)	—	(3.22)	—	(2.57)	(2.57)	$17.59
Year Ended 9/30/18	26.86	(0.13)	1.70	—(b)	1.57	—	(5.05)	(5.05)	23.38
Year Ended 9/30/17	21.49	(0.09)	5.68	—(b)	5.59	(0.01)	(0.21)	(0.22)	26.86
Year Ended 9/30/16	20.16	(0.07)	2.59	—(b)	2.52	—	(1.19)	(1.19)	21.49
Year Ended 9/30/15	25.16	(0.07)	(1.72)	—(b)	(1.79)	—	(3.21)	(3.21)	20.16
Class I
Year Ended 9/30/19	$24.39	(0.01)	(3.29)	—(b)	(3.30)	—	(2.57)	(2.57)	$18.52
Year Ended 9/30/18	27.74	(0.07)	1.77	—(b)	1.70	—	(5.05)	(5.05)	24.39
Year Ended 9/30/17	22.17	(0.03)	5.87	—(b)	5.84	(0.06)	(0.21)	(0.27)	27.74
Year Ended 9/30/16	20.77	(0.02)	2.66	—(b)	2.64	(0.05)	(1.19)	(1.24)	22.17
Year Ended 9/30/15	25.77	(0.02)	(1.77)	—(b)	(1.79)	—	(3.21)	(3.21)	20.77

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund (Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/19	(11.52)%	$ 787	1.33%	(0.28)%	2.13%	20%
Year Ended 9/30/18	6.79%	963	1.33%	(0.54)%	1.95%	15%
Year Ended 9/30/17	26.15%	1,445	1.33%	(0.39)%	1.96%	26%
Year Ended 9/30/16	13.31%	1,303	1.33%	(0.35)%	2.00%	11%
Year Ended 9/30/15	(8.73)%	1,410	1.33%	(0.30)%	1.85%	16%
Class I
Year Ended 9/30/19	(11.35)%	$ 68,122	1.08%	(0.05)%	1.30%	20%
Year Ended 9/30/18	7.08%	85,550	1.08%	(0.30)%	1.23%	15%
Year Ended 9/30/17	26.51%	89,379	1.08%	(0.11)%	1.28%	26%
Year Ended 9/30/16	13.56%	103,083	1.08%	(0.09)%	1.25%	11%
Year Ended 9/30/15	(8.50)%	104,237	1.08%	(0.09)%	1.21%	16%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/19	$39.96	(0.05)	(6.83)	—(b)	(6.88)	—	(3.94)	(3.94)	$29.14
Year Ended 9/30/18	38.85	(0.12)	2.38	—	2.26	—	(1.15)	(1.15)	39.96
Year Ended 9/30/17	33.53	(0.04)	5.36	—(b)	5.32	—	—	—	38.85
Year Ended 9/30/16	28.55	(0.07)	5.46	—(b)	5.39	—	(0.41)	(0.41)	33.53
Year Ended 9/30/15	30.66	(0.04)	(0.91)	—(b)	(0.95)	—	(1.16)	(1.16)	28.55
Class I
Year Ended 9/30/19	$41.71	0.03	(7.10)	—(b)	(7.07)	—	(3.94)	(3.94)	$30.70
Year Ended 9/30/18	40.42	(0.02)	2.48	—	2.46	(0.01)	(1.16)	(1.17)	41.71
Year Ended 9/30/17	34.85	0.04	5.59	—(b)	5.63	(0.06)	—	(0.06)	40.42
Year Ended 9/30/16	29.61	—(b)	5.67	—(b)	5.67	(0.02)	(0.41)	(0.43)	34.85
Year Ended 9/30/15	31.68	0.04	(0.95)	—(b)	(0.91)	—	(1.16)	(1.16)	29.61
Class R6
Year Ended 9/30/19	$41.78	0.08	(7.20)	—	(7.12)	—	(3.94)	(3.94)	$30.72
Year Ended 9/30/18	40.46	—(b)	2.47	—	2.47	—	(1.15)	(1.15)	41.78
Period Ended 9/30/17(c)	37.08	(0.11)	3.52	—	3.41	(0.03)	—	(0.03)	40.46

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)	For the period from November 21, 2016 (commencement of operations) to March 31, 2017.

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/19	(15.57)%	$ 7,004	1.15%	(0.16)%	1.46%	28%
Year Ended 9/30/18	5.80%	12,012	1.15%	(0.29)%	1.37%	24%
Year Ended 9/30/17	15.87%	14,574	1.15%	(0.11)%	1.47%	29%
Year Ended 9/30/16	19.07%	12,960	1.15%	(0.23)%	1.47%	20%
Year Ended 9/30/15	(3.47)%	7,303	1.15%	(0.13)%	1.34%	36%
Class I
Year Ended 9/30/19	(15.35)%	$136,072	0.90%	0.10%	1.11%	28%
Year Ended 9/30/18	6.06%	249,678	0.90%	(0.05)%	1.05%	24%
Year Ended 9/30/17	16.18%	274,434	0.90%	0.10%	1.15%	29%
Year Ended 9/30/16	19.35%	244,713	0.90%	(0.01)%	1.13%	20%
Year Ended 9/30/15	(3.22)%	226,237	0.90%	0.11%	1.13%	36%
Class R6
Year Ended 9/30/19	(15.46)%	$ 35	0.87%	0.25%	11.85%	28%
Year Ended 9/30/18	6.10%	92	0.87%	(0.01)%	1.30%	24%
Period Ended 9/30/17(b)	9.21%(c)	1,041	0.87%(d)	(0.33)%(d)	6.88%(d)	29%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from November 21, 2016 (commencement of operations) to March 31, 2017.

(c)	Not annualized.

(d)	Annualized.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/19	$31.95	0.23	(2.89)	—(b)	(2.66)	(0.21)	(2.56)	(2.77)	$26.52
Year Ended 9/30/18	32.91	0.16	2.01	—(b)	2.17	(0.08)	(3.05)	(3.13)	31.95
Year Ended 9/30/17	29.05	0.09	5.45	—(b)	5.54	(0.07)	(1.61)	(1.68)	32.91
Year Ended 9/30/16	25.88	0.04	3.50	—(b)	3.54	(0.08)	(0.29)	(0.37)	29.05
Year Ended 9/30/15	26.68	0.06	(0.06)	—(b)	—	(0.10)	(0.70)	(0.80)	25.88
Class I
Year Ended 9/30/19	$32.01	0.30	(2.91)	—	(2.61)	(0.29)	(2.56)	(2.85)	$26.55
Year Ended 9/30/18	32.97	0.23	2.03	—(b)	2.26	(0.17)	(3.05)	(3.22)	32.01
Year Ended 9/30/17	29.10	0.17	5.46	—(b)	5.63	(0.15)	(1.61)	(1.76)	32.97
Year Ended 9/30/16	25.92	0.11	3.51	—(b)	3.62	(0.15)	(0.29)	(0.44)	29.10
Year Ended 9/30/15	26.73	0.13	(0.07)	—(b)	0.06	(0.17)	(0.70)	(0.87)	25.92

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/19	(7.16)%	$ 3,597	1.32%	0.86%	1.68%	9%
Year Ended 9/30/18	7.12%	6,477	1.32%	0.50%	1.64%	5%
Year Ended 9/30/17	19.32%	7,276	1.32%	0.31%	1.75%	9%
Year Ended 9/30/16	13.80%	9,136	1.32%	0.15%	1.76%	11%
Year Ended 9/30/15	(0.18)%	10,300	1.32%	0.20%	1.69%	5%
Class I
Year Ended 9/30/19	(6.92)%	$112,921	1.07%	1.12%	1.20%	9%
Year Ended 9/30/18	7.41%	130,155	1.07%	0.74%	1.18%	5%
Year Ended 9/30/17	19.62%	139,635	1.07%	0.56%	1.25%	9%
Year Ended 9/30/16	14.10%	141,313	1.07%	0.40%	1.24%	11%
Year Ended 9/30/15	0.04%	130,135	1.07%	0.47%	1.22%	5%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class I
Year Ended 9/30/19	$13.63	0.11	(1.13)	—(b)	(1.02)	(0.09)	(0.28)	(0.37)	$12.24
Year Ended 9/30/18	13.43	0.10	0.47	—(b)	0.57	(0.08)	(0.29)	(0.37)	13.63
Year Ended 9/30/17	11.33	0.06	2.31	—(b)	2.37	(0.05)	(0.22)	(0.27)	13.43
Year Ended 9/30/16	9.73	0.08	1.76	—(b)	1.84	(0.16)	(0.08)	(0.24)	11.33
Period Ended 9/30/15(c)	10.00	0.06	(0.30)	—(b)	(0.24)	(0.03)	—	(0.03)	9.73
Class R6
Year Ended 9/30/19	$13.71	0.13	(1.15)	—	(1.02)	(0.10)	(0.28)	(0.38)	$12.31
Year Ended 9/30/18	13.51	0.11	0.46	—	0.57	(0.08)	(0.29)	(0.37)	13.71
Period Ended 9/30/17(d)	12.26	0.06	1.41	—	1.47	—	(0.22)	(0.22)	13.51

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)	For the period from December 3, 2014 (commencement of operations) to September 30, 2015.

(d)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class I
Year Ended 9/30/19	(6.91)%	$ 55,686	0.85%	0.95%	0.98%	52%
Year Ended 9/30/18	4.24%	144,979	0.91%(b)	0.75%	0.99%	29%
Year Ended 9/30/17	21.10%	72,852	1.00%	0.48%	1.19%	35%
Year Ended 9/30/16	19.26%	6,127	1.00%	0.79%	2.71%	47%
Period Ended 9/30/15(c)	(2.42)%(d)	5,085	1.00%(e)	0.67%(e)	3.50%(e)	41%
Class R6
Year Ended 9/30/19	(6.89)%	$ 7,278	0.80%	1.07%	0.95%	52%
Year Ended 9/30/18	4.22%	8,242	0.87%(b)	0.83%	0.98%	29%
Period Ended 9/30/17(f)	12.10%(d)	5,956	0.95%(e)	0.56%(e)	1.31%(e)	35%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)

Beginning July 2, 2018, the net operating expenses were contractually limited to 0.85% and 0.80% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2018.

(c)	For the period from December 3, 2014 (commencement of operations) to September 30, 2015.

(d)	Not annualized.

(e)	Annualized.

(f)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.

See Notes to the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This report includes the following five investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC SMID Cap Growth Fund (“SMID Cap Growth Fund”)

- RBC Enterprise Fund (“Enterprise Fund”)

- RBC Small Cap Core Fund (“Small Cap Core Fund”)

- RBC Microcap Value Fund (“Microcap Value Fund”)

- RBC Small Cap Value Fund (“Small Cap Value Fund”)

The SMID Cap Growth and Small Cap Core Funds offer three share classes: Class A, Class R6 and Class I shares. The Enterprise and Microcap Value Funds offer two share classes: Class A and Class I shares. The Small Cap Value Fund offers Class I and Class R6 shares. On November 27, 2012, Class C shares were converted to Class A shares for the SMID Cap Growth, Enterprise, Small Cap Core and Microcap Value Funds and Class S shares were converted to Class I shares for SMID Cap Growth and Enterprise Funds. For the Small Cap Core and Microcap Value Funds, which did not previously have Class I shares, the Class S shares were redesignated as Class I shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (”RBC GAM-US“ or ”Advisor“ or ”Co-Administrator“) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Recent Accounting Standards:

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

NOTES TO FINANCIAL STATEMENTS

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

NOTES TO FINANCIAL STATEMENTS

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2019 is as follows:

			Level 2		Level 3
			Significant		Significant
	Level 1		Observable		Unobservable
Funds	Quoted Prices		Inputs		Inputs		Total
Assets:
Investments in Securities
SMID Cap Growth Fund	$ 93,374,698	(a)	$ —		$ —		$ 93,374,698
Enterprise Fund	68,931,699	(a)	—		—		68,931,699
Small Cap Core Fund	143,208,906	(a)	—		—		143,208,906
Microcap Value Fund	114,073,592	(a)	2,077,541	(b)	16,968	(c)	116,168,101
Small Cap Value Fund	62,838,060	(a)	—		—		62,838,060

(a)	The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Portfolio Investments.

NOTES TO FINANCIAL STATEMENTS

(b)

Represents securities in the Consumer Discretionary ($817,500), Consumer Staples ($142,488), Warrants ($35), Financial ($1,114,305) and Materials ($3,213) sections of the Schedule of Portfolio Investments.

(c)	Represents a security in the Financials Section of the Schedule of Portfolio Investments.

During the year ended September 30, 2019, the Funds, except Microcap Value Fund, recognized no transfers to/from Level 1 or Level 2. For Microcap Value Fund, transfers to Level 2 from Level 1 in the amount of $2,071,057 to Level 3 from Level 1 in the amount of $69,647 and from Level 2 to Level 3 for the amount of $279 were due to the absence of an active trading market for the securities on September 30, 2019; securities were transferred from Level 2 to Level 1 in the amount of $236,900 since the trading market became active for the securities. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Microcap
Value Fund
Common Stocks–
(Financials)
Balance as of 9/30/18 (value)	$ 27,048
Change in unrealized appreciation (depreciation)*	(10,080)
Balance as of 9/30/19 (value)	$ 16,968

* Net change in unrealized appreciation/(depreciation) in Level 3 securities still held at September 30, 2019.

The Fund’s assets assigned to the Level 3 category were valued using the valuation methodology and technique deemed most appropriate in the circumstances. The significant unobservable inputs used may include assumptions regarding the particular security’s cash flow profile and potential defaults which may not be generally observable for either the security or for assets of a similar type. Significant changes in any of these assumptions may result in a lower or higher fair value.

Repurchase Agreements:

The Funds, except SMID Cap Growth Fund, may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

There were no repurchase agreements held during the year ended September 30, 2019.

Affiliated Investments:

The Funds invest in other Funds of the Trust (an “Affiliated Fund”). The Funds invest in U.S. Government Money Market Fund-RBC Institutional Class 1 as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

NOTES TO FINANCIAL STATEMENTS

	Value			Value
	September 30, 2018	Purchases	Sales	September 30, 2019	Dividends
Investments in U.S. Government Money Market Fund—RBC Institutional Class 1
SMID Cap Growth Fund	$ 569,442	$18,863,411	$18,392,751	$1,040,102	$35,806
Enterprise Fund	668,402	12,449,178	12,045,460	1,072,120	15,966
Small Cap Core Fund	944,029	38,335,557	38,739,515	540,071	25,994
Microcap Value Fund	106,150	14,189,321	10,890,779	3,404,692	37,545
Small Cap Value Fund	7,529,557	47,273,896	53,745,734	1,057,719	49,512

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (”REITs“) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., net operating loss, redesignation of distributions and basis adjustments on investments in passive foreign investment companies (PFICs) and partnerships.), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

NOTES TO FINANCIAL STATEMENTS

For the year ended September 30, 2019, reclassifications for permanent differences were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Earnings
SMID Cap Growth Fund	$ (94,678)	$ 94,678
Enterprise Fund	(172,021)	172,021
Small Cap Core Fund	(318,715)	318,715
Microcap Value Fund	(1,347)	1,347

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

	Average Daily Net Assets of Fund	Annual Rate
SMID Cap Growth Fund	All Net Assets	0.70%
Enterprise Fund	Up to $30 Million	1.00%
	Over $30 Million	0.90%
Small Cap Core Fund	All Net Assets	0.85%
Microcap Value Fund	All Net Assets	0.90%
Small Cap Value Fund	All Net Assets	0.70%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A	Class I	Class R6
	Annual Rate	Annual Rate	Annual Rate
SMID Cap Growth Fund	1.07%	0.82%	0.77%
Enterprise Fund	1.33%	1.08%	N/A
Small Cap Core Fund	1.15%	0.90%	0.87%
Microcap Value Fund	1.32%	1.07%	N/A
Small Cap Value Fund	N/A	0.85%	0.80%

This expense limitation agreement is in place until January 31, 2021, and may not be terminated by RBC GAM-US prior to that date. The agreement shall continue for additional one-year terms unless terminated or revised by the Board at any time or by RBC GAM-US at the expiration of any one-year period. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 12 months (3 years for the Small Cap Value Fund), provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

NOTES TO FINANCIAL STATEMENTS

At September 30, 2019, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/17	FYE 9/30/18	FYE 9/30/19	Total
SMID Cap Growth Fund	$ —	$ —	$ 173,185	$ 173,185
Enterprise Fund	—	—	161,307	161,307
Small Cap Core Fund	—	—	371,264	371,264
Microcap Value Fund	—	—	160,487	160,487
Small Cap Value Fund	85,537	77,233	147,091	309,861

There was no recoupment of expense reimbursements/waivers during the year. Amounts from years prior to those shown are no longer subject to recoupment.

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2019, the amount waived was $2,442, $1,099, $1,787, $2,608 and $3,368 for the SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund and Small Cap Value Fund, respectively, and is included in expenses waived/reimbursed by Advisor in the Statements of Operations.

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM-US does not receive an administrative services fee. BNY Mellon receives a fee for its services payable by each Fund based in part on each Funds’ average net assets. RBC GAM-US’s fee is listed as ”Administration fees“ in the Statements of Operations. BNY Mellon’s fee is included with ”Accounting fees“ in the Statements of Operations.

Certain officers and trustees of the Trust are affiliated with the Advisor or the Co-Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $58,000 ($63,000 effective October 1, 2019). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

In conjunction with the launch of the Class R6 Shares, the Advisor invested seed capital to provide the share class its initial investment assets. The table below shows, as of September 30, 2019, the Fund’s net assets, the shares of the Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
SMID Cap Growth Fund	$ 93,266,516	939	0.0%
Small Cap Core Fund	$143,111,119	319	0.0%

NOTES TO FINANCIAL STATEMENTS

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2019, there were no fees waived by the Distributor.

For the year ended September 30, 2019, the Distributor received commissions of $4,312 front-end sales charges of Class A shares, of the Funds, of which $754 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares or Class C shares of the Funds during the year ended September 30, 2019.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2019 were as follows:

	Purchases	Sales
SMID Cap Growth Fund	$15,255,157	$ 19,675,035
Enterprise Fund	14,099,256	21,783,906
Small Cap Core Fund	48,155,834	123,503,150
Microcap Value Fund	10,486,509	22,396,544
Small Cap Value Fund	56,312,992	123,038,756

Within the guidelines established by the Funds to always seek best execution when entering into portfolio transactions, the Funds participate in a “commission recapture” program under which brokerage transactions are directed to Cowen and Company, LLC and its correspondent brokers. A portion of the commissions paid under this program are reimbursed to the Funds and are recorded as net realized gains from investment transactions in the financial statements.

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	SMID Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$183,906	$236,355	$332,753	$34,610
Distributions reinvested	984,818	2,409,085	134,860	238,798
Cost of shares redeemed	(1,080,072)	(1,373,147)	(378,090)	(561,152)

Change in Class A	$88,652	$1,272,293	$89,523	$(287,744)

Class I
Proceeds from shares issued	$15,536,567	$17,588,245	$344,165	$269,662
Distributions reinvested	5,701,954	12,385,872	8,096,171	15,051,731
Cost of shares redeemed	(18,559,900)	(14,563,651)	(7,044,581)	(9,095,519)

Change in Class I	$2,678,621	$15,410,466	$1,395,755	$6,225,874

Class R6
Distributions reinvested	$955	$2,177	$—	$—

Change in Class R6	$955	$2,177	$—	$—

Change in net assets resulting from capital transactions	$2,768,228	$16,684,936	$1,485,278	$5,938,130

SHARE TRANSACTIONS:
Class A
Issued	14,503	17,510	15,331	1,330
Reinvested	95,613	197,628	9,250	10,732
Redeemed	(85,864)	(102,560)	(20,997)	(24,674)

Change in Class A	24,252	112,578	3,584	(12,612)

Class I
Issued	1,111,192	1,167,786	18,383	11,201
Reinvested	481,584	897,527	528,126	649,902
Redeemed	(1,295,574)	(982,015)	(376,572)	(375,267)

Change in Class I	297,202	1,083,298	169,937	285,836

Class R6
Reinvested	81	157	—	—

Change in Class R6	81	157	—	—

Change in shares resulting from capital transactions	321,535	1,196,033	173,521	273,224

NOTES TO FINANCIAL STATEMENTS

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,285,452	$1,855,295	$168,741	$566,123
Distributions reinvested	918,093	395,954	415,943	498,634
Cost of shares redeemed	(4,406,119)	(5,215,994)	(2,433,422)	(1,661,588)

Change in Class A	$(2,202,574)	$(2,964,745)	$(1,848,738)	$(596,831)

Class I
Proceeds from shares issued	$17,549,245	$25,757,241	$9,919,176	$2,684,320
Distributions reinvested	19,900,926	7,376,593	10,230,875	12,273,679
Cost of shares redeemed	(90,883,883)	(66,141,910)	(16,298,697)	(20,554,778)

Change in Class I	$(53,433,712)	$(33,008,076)	$3,851,354	$(5,596,779)

Class R6
Proceeds from shares issued	$27,664	$197,033	$—	$—
Distributions reinvested	8,302	31,899	—	—
Cost of shares redeemed	(61,189)	(1,193,619)	—	—

Change in Class R6	$(25,223)	$(964,687)	$—	$—

Change in net assets resulting from capital transactions	$(55,661,509)	$(36,937,508)	$2,002,616	$(6,193,610)

SHARE TRANSACTIONS:
Class A
Issued	43,610	46,874	6,293	18,162
Reinvested	36,724	9,904	17,844	16,457
Redeemed	(140,609)	(131,321)	(91,232)	(53,036)

Change in Class A	(60,275)	(74,543)	(67,095)	(18,417)

Class I
Issued	563,216	623,451	377,874	85,087
Reinvested	757,265	177,109	439,471	405,072
Redeemed	(2,873,827)	(1,605,067)	(629,488)	(659,618)

Change in Class I	(1,553,346)	(804,507)	187,857	(169,459)

Class R6
Issued	886	4,726	—	—
Reinvested	315	765	—	—
Redeemed	(2,252)	(29,025)	—	—

Change in Class R6	(1,051)	(23,534)	—	—

Change in shares resulting from capital transactions	(1,614,672)	(902,584)	120,762	(187,876)

NOTES TO FINANCIAL STATEMENTS

	Small Cap Value Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$57,936,162	$91,654,747
Distributions reinvested	2,275,076	1,879,038
Cost of shares redeemed	(130,759,096)	(23,543,936)

Change in Class I	$(70,547,858)	$69,989,849

Class R6
Proceeds from shares issued	$300,429	$2,123,455
Distributions reinvested	225,064	163,149
Cost of shares redeemed	(682,702)	(34,425)

Change in Class R6	$(157,209)	$2,252,179

Change in net assets resulting from capital transactions	$(70,705,067)	$72,242,028

SHARE TRANSACTIONS:
Class I
Issued	5,019,995	6,792,992
Reinvested	222,610	138,063
Redeemed	(11,329,093)	(1,716,406)

Change in Class I	(6,086,488)	5,214,649

Class R6
Issued	25,523	150,716
Reinvested	21,893	11,917
Redeemed	(57,424)	(2,471)

Change in Class R6	(10,008)	160,162

Change in shares resulting from capital transactions	(6,096,496)	5,374,811

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended September 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2019, the Funds did not incur any interest or penalties.

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2019, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
SMID Cap Growth Fund	$71,595,080	$25,728,395	$(3,948,777)	$21,779,618
Enterprise Fund	42,421,120	29,702,113	(3,191,534)	26,510,579
Small Cap Core Fund	97,887,536	55,001,607	(9,680,237)	45,321,370
Microcap Value Fund	91,410,696	50,189,290	(25,431,885)	24,757,405
Small Cap Value Fund	66,278,320	4,977,350	(8,417,610)	(3,440,260)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs) and the timing of income recognition in partnerships.

The tax character of distributions during the year ended September 30, 2019 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$6,700,195	$6,700,195	$6,700,195
Enterprise Fund	—	8,935,430	8,935,430	8,935,430
Small Cap Core Fund	—	21,239,568	21,239,568	21,239,568
Microcap Value Fund	1,290,895	10,531,781	11,822,676	11,822,676
Small Cap Value Fund	1,172,021	2,645,153	3,817,174	3,817,174

The tax character of distributions during the year ended September 30, 2018 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$14,863,728	$14,863,728	$14,863,728
Enterprise Fund	951,551	15,261,444	16,212,995	16,212,995
Small Cap Core Fund	305,580	18,319,242	18,624,822	18,624,822
Microcap Value Fund	1,547,449	12,516,478	14,063,927	14,063,927
Small Cap Value Fund	1,421,466	2,459,257	3,880,723	3,880,723

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

	SMID Cap Growth Fund	Enterprise Fund	Small Cap Core Fund	Microcap Value Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$—	$—	$1,023,867	$648,929
Undistributed long term gain	7,012,860	4,092,883	4,366,072	5,340,830	—

Accumulated earnings	7,012,860	4,092,883	4,366,072	6,364,697	648,929
Unrealized appreciation/ depreciation	21,779,618	26,510,579	45,321,370	24,757,405	(3,440,260)

Total Accumulated Earnings/(Losses)	$28,792,478	$30,603,462	$49,687,442	$31,122,102	$(2,791,331)

As of September 30, 2019, the Funds did not have any capital loss carryforwards for federal income tax purposes.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The SMID Cap Growth Fund, Enterprise Fund and Small Cap Core Fund had deferred qualified late-year ordinary losses of $219,555, $67,131 and $44,922, respectively, and for the Small Cap Value Fund deferred long-term qualified late year capital losses of $2,853,986 and short-term qualified late year capital losses of $4,611,241, which will be treated as arising on the first business day of the fiscal year ending September 30, 2020.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended September 30, 2019, the redemption fees collected by the Funds which are offset in the cost of shares redeemed on the Statements of Changes in Net Assets are as follows:

Redemption Fees
SMID Cap Growth Fund	$ 71
Enterprise Fund	1
Small Cap Core Fund	202
Microcap Value Fund	1,178
Small Cap Value Fund	9,565

9. Soft Dollars:

Soft dollar arrangements and commission sharing arrangements (CSAs) are arrangements under which RBC GAM-US directs client brokerage transactions to a broker-dealer and obtains other products and services, such as research, in addition to trade execution. Federal securities laws permit a fund advisor

NOTES TO FINANCIAL STATEMENTS

to incur commission charges on behalf of a fund that are higher than another broker-dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. RBC GAM-US has a fiduciary duty to the shareholders of the Funds to seek the best execution for all of the Funds’ securities transactions. Fund Management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. During the year ended September 30, 2019, the Funds used soft dollar and commission sharing arrangements. Fund Management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

10. Line of Credit

The Funds are participants in an uncommitted, unsecured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of August 1, 2020. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since each Fund participates in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2019. During the year ended September 30, 2019, the Funds did not utilize this line of credit.

11. Significant Risks

Shareholder concentration risk:

As of September 30, 2019, the Funds had omnibus accounts which owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
SMID Cap Growth Fund	2	85.9%
Small Cap Core Fund	2	25.4%
Microcap Value Fund	1	29.3%
Small Cap Value Fund	2	47.8%

In addition, an unaffiliated shareholder owned 24.6% of the Small Cap Core Fund as of September 30, 2019. Significant transactions by these shareholders may impact the Funds’ performance.

Industry and sector focus risk:

At times the Funds may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Pursuant to Internal Revenue Code Section 852(b)(3), SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund and Small Cap Value Fund reported $7,012,917, $8,935,430, $21,239,568, $10,531,781 and $2,645,153 respectively as long-term capital gain distributions for the year ended September 30, 2019

12. Regulation S-X Amendments

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statement of Changes in Net Assets and Notes to the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Prior year distribution information and undistributed net investment income in the Statement of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended September 30, 2018 were classified as follows:

	Net Investment Income	Net Realized Gains
SMID Cap Growth Fund
Class A	$ —	$ 2,410,341
Class I	—	12,451,210
Class R6	—	2,177
Enterprise Fund
Class A	—	265,777
Class I	—	15,947,218
Small Cap Core Fund
Class A	—	396,907
Class I	78,417	7,508,043
Class R6	—	31,899
Microcap Value Fund
Class A	16,947	649,230
Class I	699,082	12,698,668
Small Cap Value Fund
Class I	437,929	1,596,945
Class R6	35,298	127,850

Undistributed/(distributions in excess of) net investment income as of September 30, 2018 is as follows:

Undistributed/(distributions in excess of) net investment income
SMID Cap Growth Fund	$(113,574)
Enterprise Fund	(186,263)
Small Cap Core Fund	(480,366)
Microcap Value Fund	751,415
Small Cap Value Fund	535,499

13. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (five of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for each of the periods indicated in the table below, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for each of the periods indicated in the table below, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

RBC SMID Cap Growth Fund (2)	RBC Enterprise Fund (1)
RBC Small Cap Core Fund (2)	RBC Microcap Value Fund (1)
RBC Small Cap Value Fund (3)

(1)	Statement of operations for the year ended September 30, 2019, statement of changes in net assets for each of the two years in the period ended September 30, 2019 and financial highlights for each of the four years in the period ended September 30, 2019
(2)	Statement of operations for the year ended September 30, 2019, statement of changes in net assets for each of the two years in the period ended September 30, 2019 and financial highlights for Class A and Class I for each of the four years in the period ended September 30, 2019 and for Class R6 for each of the two years in the period ended September 30, 2019 and for the period November 21, 2016 (commencement of operations) through September 30, 2017
(3)	Statement of operations for the year ended September 30, 2019, statement of changes in net assets for each of the two years in the period ended September 30, 2019 and financial highlights for Class I for each of the four years in the period ended September 30, 2019 and for Class R6 for each of the two years in the period ended September 30, 2018 and for the period November 21, 2016 (commencement of operations) through September 30, 2017

The financial statements of RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund as of and for the year ended September 30, 2015 and the financial highlights for each of the periods ended on September 30, 2015 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 25, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a publicaccounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 21, 2019

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 15%.

Complete information will be reported in conjunction with your 2017 Form 1099-DIV.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended September 30, 2019, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
SMID Cap Growth Fund	0.00%
Enterprise Fund	0.00%
Small Cap Core Fund	0.00%
Microcap Value Fund	100.00%
Small Cap Value Fund	100.00%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2019 qualify for the corporate dividends received deduction:

Dividends Received Deduction
SMID Cap Growth Fund	0.00%
Enterprise Fund	0.00%
Small Cap Core Fund	0.00%
Microcap Value Fund	100.00%
Small Cap Value Fund	100.00%

For the year ended September 30, 2019, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
SMID Cap Growth Fund	0.00%
Enterprise Fund	0.00%
Small Cap Core Fund	0.00%
Microcap Value Fund	0.89%
Small Cap Value Fund	2.20%

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2019, the following Funds had a qualified short term gains percentage of:

Qualified Short-Term Gains
SMID Cap Growth Fund	0.00%
Enterprise Fund	0.00%
Small Cap Core Fund	0.00%
Microcap Value Fund	0.00%
Small Cap Value Fund	0.00%

Pursuant to Internal Revenue Code Section 852(b)(3), SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund and Small Cap Value Fund reported $7,012,917, $8,935,430, $21,239,568, $10,531,781 and $2,645,153 respectively as long-term capital gain distributions for the year ended September 30, 2019

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to 2018); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to present); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward (67)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); Chartered Financial Analyst (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to 2018); William Henry Insurance, LLC (2005 to 2017); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present); Nelson Atkins Museum of Art (2017 to present); Breckenridge Music Festival (2017 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (55)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (55)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (52)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (51)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

SHARE CLASS INFORMATION (UNAUDITED)

The RBC Equity Funds offer three share classes. These three share classes are the A, R6 and I classes.

Class A

Class A shares, offered by all Funds except Small Cap Value Fund, are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all of the Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in SMID Cap Growth Fund, Small Cap Core Fund and Small Cap Value Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Expenses Paid During Period* 4/1/19–9/30/19	Annualized Expense Ratio During Period 4/1/19–9/30/19
SMID Cap Growth Fund
Class A	$1,000.00	$1,039.90	$5.47	1.07%
Class I	1,000.00	1,040.90	4.20	0.82%
Class R6	1,000.00	1,041.50	3.94	0.77%
Enterprise Fund
Class A	1,000.00	1,018.50	6.73	1.33%
Class I	1,000.00	1,019.80	5.47	1.08%
Small Cap Core Fund
Class A	1,000.00	1,011.80	5.80	1.15%
Class I	1,000.00	1,013.20	4.54	0.90%
Class R6	1,000.00	1,013.20	4.39	0.87%
Microcap Value Fund
Class A	1,000.00	1,011.80	6.66	1.32%
Class I	1,000.00	1,013.40	5.40	1.07%
Small Cap Value Fund
Class I	1,000.00	1,045.30	4.36	0.85%
Class R6	1,000.00	1,045.00	4.10	0.80%

* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Expenses Paid During Period* 4/1/19–9/30/19	Annualized Expense Ratio During Period 4/1/19–9/30/19
SMID Cap Growth Fund
Class A	$1,000.00	$1,019.70	$1.07	5.42%
Class I	1,000.00	1,020.96	0.82	4.15%
Class R6	1,000.00	1,021.21	0.77	3.90%
Enterprise Fund
Class A	1,000.00	1,018.40	6.73	1.33%
Class I	1,000.00	1,019.65	5.47	1.08%
Small Cap Core Fund
Class A	1,000.00	1,019.30	5.82	1.15%
Class I	1,000.00	1,020.56	4.56	0.90%
Class R6	1,000.00	1,020.71	4.41	0.87%
Microcap Value Fund
Class A	1,000.00	1,018.45	6.68	1.32%
Class I	1,000.00	1,019.70	5.42	1.07%
Small Cap Value Fund
Class I	1,000.00	1,020.81	4.31	0.85%
Class R6	1,000.00	1,021.06	4.05	0.80%

* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September 2019, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements (“Agreements”) with the Advisor for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a regular meeting at which the proposed renewals were considered. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Funds. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor, including information as to each Fund’s performance relative to appropriate index benchmarks as well as Morningstar fund peer group comparative information requested by the Board. For several of the Funds, the Board also reviewed custom peer group information designed to align more closely with the Funds’ specific investment strategies.

The Trustees recognized the strong research and fundamental analysis capabilities of the Advisor’s investment teams and their extensive portfolio management experience, as well as the Advisor’s effective trading, operational, and compliance structure and systems. The Board reviewed the performance of each Fund vs. relevant securities benchmarks and fund peer groups. With respect to the RBC Enterprise Fund, the Trustees were informed that, although the Fund significantly underperformed its Morningstar peer group category for the most recent one-year period, Morningstar categorized the Fund as “small blend” while the Fund focuses on the “micro” portion of the small-cap universe and the Fund did modestly outperform its benchmark Russell Microcap index. The Trustees were also informed that the RBC SMID Cap Growth Fund’s performance was in line with the median performance of its Morningstar Mid-Cap Growth category, but that Morningstar does not have a SMID category, and when compared to a peer group of funds with similar strategies, the Fund performed comparatively well. Similarly, with respect to the RBC Microcap Value Fund, it was noted that there are no Morningstar microcap categories so that, although the Fund underperformed its Morningstar category (Small Value), its performance compared favorably to a peer group of microcap funds. The Trustees expressed confidence in the Advisor’s investment teams and in the nature, extent, and quality of the advisory and other services provided to the Funds. In addition, the Trustees reviewed favorably the Advisor management team’s initiative to institute portfolio engineering risk analytics as part of the investment process.

The Trustees reviewed comparative advisory fee and expense information for each Fund, together with information regarding the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels through expense limitation agreements. The Trustees noted that advisory fees and expense ratios were competitive and, in particular, that none of the Funds had total net expenses in the bottom quartile of its peer group. The Trustees also noted the 2018 reduction in the advisory fee for the RBC Small Cap Value Fund as well as a reduction in the operating expense limit for certain classes of that Fund at the same time. The Trustees also reviewed reports from the Advisor regarding its management of other investment client accounts with similar strategies, including the advisory fees paid and the reasons for differences in fees, which included liquidity management and matters related to mutual

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

fund operations. The Trustees reviewed profitability data—including year-over-year variances—for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollar research. It was also noted that the Advisor does not receive any additional fee for its administrative services to the Funds.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all of the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it was in the interests of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements and the expense limitation agreements for the Funds for an additional year. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2019.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EQ AR 09-19

Annual Report For the year ended September 30, 2019 U.S. Government Money Market Fund Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-422-2766. You may elect to receive all future reports in paper free of charge. If you invest througha financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-422-2766 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

	RBC Funds

About your Annual Report

This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of the Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov.

Table of Contents	Letter from the Portfolio Managers	1
	Money Market Portfolio Managers	3
	Performance Summary (Unaudited)	4
	Schedule of Portfolio Investments	6
	Financial Statements
	- Statements of Assets and Liabilities	18
	- Statements of Operations	20
	- Statements of Changes in Net Assets	21
	Financial Highlights	22
	Notes to Financial Statements	24
	Report of Independent Registered Public Accounting Firm	32
	Other Federal Income Tax Information (Unaudited)	33
	Management (Unaudited)	34
	Supplemental Information (Unaudited)	37
	Approval of Investment Advisory Agreement (Unaudited)	39

LETTER FROM THE PORTFOLIO MANAGERS

At RBC, we understand the high priority that our shareholders place on addressing their liquidity needs while striving to ensure their wealth is preserved. Throughout the past year, the U.S. Government Money Market Fund (the “Fund”) continued to provide a solid financial solution for our shareholders.

Financial markets continue to roil in response to alternating waves of bad and good news. Economic worries have mounted as tariff barriers rise, Brexit looms, and the US business cycle increasingly shows signs of transitioning into a late stage in the face of slowing global growth. Central banks have now pivoted all the way from rate hikes to rate cuts, with potentially more monetary stimulus to come. Interest rates are accordingly plumbing the depths once more. Consequential policy decisions are forthcoming on such matters as protectionism, Brexit and Chinese stimulus, each with its capacity to jolt markets up or down, depending on the verdict.

Global growth continued to slow, extending a trend that began at the start of 2018. But the real silver lining comes from consumers, who have been holding up fairly well. This is a familiar theme, as a sharp manufacturing swoon in 2016 was also parried by resilient consumers. So long as consumers remain engaged, we believe recession can likely be fended off. In the US context, hiring growth is still solid, wage growth has improved, and an elevated personal savings rate affords room for continued spending even if economic conditions weaken, in our view.

The Federal Reserve System (the “Fed”) is working hard to counter the effects of a slowing economic trajectory, but it is not clear that it has the necessary horsepower. In contrast to 2.90% growth in 2018, our base-case forecast calls for growth of 2.50% in 2019, followed by a modest 1.75% gain in 2020, which is a below-consensus forecast. The current environment of slowing economic growth and elevated uncertainty has pushed the Fed to start easing their monetary policy, and our model suggests that more interest rate cuts may be coming. Investors broadly expect more easing, as evidenced by the futures market, where four more cuts are factored in over the year ahead. While the Fed’s latest projections show less of an easing bias, we believe their view will gradually move towards the market’s perspective.

Thank you for your continued confidence and trust in the RBC Funds.

Sincerely,

Brandon T. Swensen, CFA Vice President, Co-Head, U.S. Fixed Income. RBC Global Asset Management (U.S.) Inc.

Brian Svendahl,CFA Vice President, Co-Head, U.S. Fixed Income RBC Global Asset Management (U.S.) Inc.

Past performance does not guarantee future results.

Opinions expressed are subject to change, not guaranteed, and not recommendations to buy or sell any security.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

1

LETTER FROM THE PORTFOLIO MANAGERS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

2

MONEY MARKET PORTFOLIO MANAGER

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”), serves as the investment advisor to the Fund. RBC GAM-US employs a team approach to the management of the U.S. Government Money Market Fund, with no individual team member being solely responsible for the investment decisions. The Fund’s management team has access to RBC GAM-US’s investment research and other money management resources.

Brandon T. Swensen, CFA

Vice President, Co-Head, U.S. Fixed Income

Brandon Swensen oversees RBC GAM-US’s fixed income research, portfolio management and trading. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and several cash management and core solutions. Brandon joined RBC GAM-US in 2000 and most recently was a portfolio manager on the mortgage and government team before being promoted to Co-Head. He also held research analyst positions covering asset-backed securities and credit and served as a financial analyst for the firm. Brandon earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

Brandon T. Swensen, CFA

Brian Svendahl, CFA

Managing Director, Co-Head, U.S. Fixed Income

Brian Svendahl oversees the fixed income research, portfolio management and trading at RBC GAM-US. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and many of RBC GAM-US’s government mandates. Brian joined RBC GAM-US in 2005 and most recently led the mortgage and government team before being promoted to Co-Head in 2012. Prior to joining RBC GAM-US, he held several risk management, research and trading positions at Wells Fargo. Brian’s experience also includes liability management and implementing balance sheet hedging strategies. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Brian Svendahl, CFA

3

	PERFORMANCE SUMMARY (UNAUDITED)

Investment Objective

The U.S. Government Money Market Fund was managed to preserve principal. This means that the share price of the Fund held steady at $1.00. A consistent share price of $1.00 is expected for a money market mutual fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. These risks are more fully described in the prospectus.

			SEC 7-Day Annualized Yield
		Total Return for the Year Ended September 30, 2019	September 30, 2019	September 30, 2018
	RBC Institutional Class 1	2.19%	1.76%	2.12%
	RBC Institutional Class 2	2.09%	1.67%	1.78%
	RBC Investor Class	1.37%	0.95%	1.05%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to most recent month-end go to www.rbcgam.us.

4

PERFORMANCE SUMMARY (UNAUDITED)

Money Market Maturity Schedule		Asset Allocation
As a percentage of value of investments based on effective maturity as of September 30, 2019.

	U.S. Government Money Market Fund
Less than 8 days	80.8%
8 to 14 days	1.7%
15 to 30 days	5.0%
31 to 180 days	12.4%
Over 180 days	0.0%

5

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund

September 30, 2019

Principal Amount		Value
U.S. Government Agency Backed Mortgages — 36.10%
Fannie Mae — 1.19%
$35,000,000	1.00%, 10/24/19	$34,976,399
25,000,000	0.00%, 12/4/19(a)	24,914,311
5,000,000	(SOFR RATE + 0.100%), 1.92%, 4/30/20(b)	5,000,000

		64,890,710

Federal Farm Credit — 5.36%
52,000,000	(LIBOR USD 1-Month - 0.035%), 2.02%, 3/11/20(b)	51,998,788
37,000,000	(LIBOR USD 1-Month + 0.080%), 2.10%, 9/30/20(b)	36,998,152
25,000,000	(LIBOR USD 3-Month - 0.080%), 2.22%, 1/15/21(b)	24,999,596
25,000,000	(LIBOR USD 3-Month - 0.100%), 2.08%, 11/9/20(b)	25,000,000
50,000,000	(LIBOR USD 3-Month - 0.130%), 2.17%, 10/19/20(b)	49,998,376
15,000,000	(LIBOR USD 3-Month - 0.130%), 2.04%, 11/16/20(b)	14,998,619
25,000,000	(LIBOR USD 3-Month - 0.135%), 2.12%, 10/29/20(b)	24,998,470
5,000,000	(SOFR RATE + 0.065%), 1.89%, 8/20/21(b)	5,000,000
19,000,000	(SOFR RATE + 0.075%), 1.90%, 7/9/21(b)	19,000,000
20,000,000	(SOFR RATE + 0.105%), 1.93%, 1/15/21(b)	20,000,000
5,000,000	(SOFR RATE + 0.120%), 1.94%, 3/18/21(b)	5,000,000
15,000,000	(SOFR RATE + 0.140%), 1.96%, 9/24/21(b)	15,000,000

		292,992,001

Federal Home Loan Banks — 19.24%
675,000	1.50%, 10/21/19	674,641
51,100,000	0.00%, 10/2/19(a)	51,097,094
22,550,000	0.00%, 11/22/19(a)	22,486,158
50,000,000	0.00%, 10/4/19(a)	49,991,517
25,000,000	0.00%, 10/9/19(a)	24,988,722
50,000,000	0.00%, 11/1/19(a)	49,913,889
24,000,000	0.00%, 11/6/19(a)	23,951,760
35,000,000	(LIBOR USD 3-Month - 0.105%), 2.08%, 2/12/21(b)	35,000,000
20,240,000	(LIBOR USD 3-Month - 0.135%), 2.01%, 12/18/20(b)	20,227,493
31,000,000	(LIBOR USD 3-Month - 0.230%), 1.90%, 12/3/19(b)	30,995,754
60,000,000	(SOFR RATE + 0.015%), 1.84%, 11/27/19(b)	60,000,000
17,000,000	(SOFR RATE + 0.020%), 1.84%, 5/14/20(b)	17,000,000
44,000,000	(SOFR RATE + 0.030%), 1.85%, 12/6/19(b)	44,000,000
30,500,000	(SOFR RATE + 0.030%), 1.85%, 3/6/20(b)	30,500,000
26,000,000	(SOFR RATE + 0.030%), 1.85%, 8/21/20(b)	26,000,000
35,000,000	(SOFR RATE + 0.035%), 1.86%, 2/21/20(b)	35,000,000
9,000,000	(SOFR RATE + 0.040%), 1.86%, 8/25/20(b)	9,000,000
24,000,000	(SOFR RATE + 0.040%), 1.86%, 2/9/21(b)	24,000,000
68,000,000	(SOFR RATE + 0.045%), 1.87%, 1/17/20(b)	68,000,000
19,000,000	(SOFR RATE + 0.050%), 1.87%, 1/22/21(b)	19,000,000
19,000,000	(SOFR RATE + 0.050%), 1.87%, 1/28/21(b)	19,000,000
50,000,000	(SOFR RATE + 0.055%), 1.88%, 5/14/21(b)	50,000,000
55,000,000	(SOFR RATE + 0.065%), 1.89%, 2/26/21(b)	55,000,000
12,000,000	(SOFR RATE + 0.075%), 1.90%, 6/11/21(b)	12,000,000
40,000,000	(SOFR RATE + 0.075%), 1.90%, 7/8/21(b)	40,000,000

6

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2019

Principal Amount		Value
$41,000,000	(SOFR RATE + 0.075%), 1.90%, 7/23/21(b)	$41,000,000
65,000,000	(SOFR RATE + 0.085%), 1.91%, 9/10/21(b)	65,000,000
27,000,000	(SOFR RATE + 0.100%), 1.92%, 12/23/20(b)	27,000,000
32,000,000	(SOFR RATE + 0.100%), 2.11%, 7/29/20(b)	32,000,000
15,000,000	(SOFR RATE + 0.105%), 1.96%, 10/1/20(b)	15,000,000
54,000,000	(SOFR RATE + 0.115%), 1.94%, 3/12/21(b)	54,001,713

		1,051,828,741

Freddie Mac — 1.99%
74,391,000	1.25%, 10/2/19	74,388,592
10,000,000	0.00%, 1/2/20(a)	9,952,493
25,000,000	0.00%, 1/21/20(a)	24,854,245

		109,195,330

Overseas Private Investment Corp. — 8.32%
10,000,000	0.00%, 2/19/20(a)	10,121,112
3,500,000	0.00%, 9/30/20(a)	3,500,210
14,737,345	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 7/7/40(b)	14,737,344
5,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 1/20/35(b)	5,000,000
5,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 4/20/35(b)	5,000,000
8,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 9/15/25(b)	8,000,000
9,941,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 6/15/28(b)	9,941,000
13,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 9/15/26(b)	13,000,000
6,950,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 6/20/27(b)	6,950,000
13,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 10/15/30(b)	13,000,000
4,750,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 5/15/24(b)	4,750,000
8,500,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 10/15/40(b)	8,500,000
35,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 1/20/27(b)	35,000,000
15,500,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 4/20/35(b)	15,500,000
18,600,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 1/20/35(b)	18,600,000
19,750,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 9/20/27(b)	19,750,000
21,900,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 6/20/27(b)	21,900,000
10,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 8/15/25(b)	10,000,000
18,925,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 10/15/40(b)	18,925,000
11,250,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 6/20/27(b)	11,250,000
20,600,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 4/20/35(b)	20,600,000
19,100,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 1/20/35(b)	19,100,000
8,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 6/20/27(b)	8,000,000
11,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 8/15/25(b)	11,000,000
13,030,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 10/15/40(b)	13,030,000
4,318,182	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 5/15/24(b)	4,318,182
7,095,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 10/15/40(b)	7,095,000
14,950,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 4/20/35(b)	14,950,000
14,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 1/20/35(b)	13,999,975
11,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 8/15/25(b)	11,000,000
9,900,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 8/15/29(b)	9,900,000
20,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 8/15/31(b)	20,000,000
7,900,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 7/5/38(b)	7,900,000

7

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 10,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 3/20/24(b)	$10,000,000
7,946,350	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 8/15/26(b)	7,946,350
6,794,166	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 7/7/40(b)	6,794,166
2,889,180	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 10/10/25(b)	2,889,180
4,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 10/15/39(b)	4,000,000
3,653,846	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 5/15/24(b)	3,653,846
4,510,350	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 2/15/28(b)	4,510,350

		454,111,715

Total U.S. Government Agency Backed Mortgages		1,973,018,497

(Cost $1,973,018,497)

U.S. Government Agency Obligations — 23.68%
Fannie Mae — 0.22%
12,000,000	(SOFR RATE + 0.160%), 1.98%, 1/30/20(b)	12,001,258

Federal Farm Credit Bank — 4.76%
40,000,000	(LIBOR USD 3-Month - 0.165%), 1.95%, 3/16/20(b)	39,998,978
60,000,000	(LIBOR USD 3-Month - 0.170%), 1.96%, 9/4/20(b)	59,993,474
25,000,000	(LIBOR USD 1-Month - 0.100%), 2.00%, 12/2/19(b)	24,998,370
25,000,000	(LIBOR USD 1-Month - 0.040%), 2.06%, 5/1/20(b)	25,000,000
50,000,000	(LIBOR USD 3-Month - 0.165%), 2.07%, 2/6/20(b)	49,999,207
2,000,000	(LIBOR USD 3-Month - 0.130%), 2.16%, 2/3/20(b)	2,000,012
50,000,000	(LIBOR USD 3-Month - 0.140%), 2.18%, 10/1/20(b)	49,999,686
200,000	(LIBOR USD 1-Month + 0.170%), 2.20%, 11/14/19(b)	200,049
1,970,000	(LIBOR USD 1-Month + 0.180%), 2.22%, 10/24/19(b)	1,970,296
250,000	(LIBOR USD 3-Month - 0.060%), 2.22%, 10/25/19(b)	250,009
5,460,000	2.23%, 10/11/19(b)	5,460,362

		259,870,443

Federal Home Loan Bank — 6.82%
50,000,000	(SOFR RATE + 0.000%), 1.82%, 12/11/19(b)	50,000,000
35,000,000	(SOFR RATE + 0.010%), 1.83%, 12/20/19(b)	35,000,000
17,000,000	(SOFR RATE + 0.030%), 1.85%, 3/27/20(b)	17,000,000
35,000,000	(SOFR RATE + 0.035%), 1.86%, 6/19/20(b)	35,000,000
50,000,000	(LIBOR USD 3-Month - 0.120%), 2.01%, 12/13/19(b)	50,000,000
85,000,000	(LIBOR USD 3-Month - 0.150%), 2.09%, 11/6/19(b)	85,000,000
100,000,000	(LIBOR USD 3-Month - 0.155%), 2.13%, 1/24/20(b)	100,000,000

		372,000,000

Overseas Private Investment Corp. — 10.06%
80,829,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 9/15/20(b)	80,829,000
5,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 7/20/22(b)	5,000,000
5,217,391	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 9/15/22(b)	5,217,391
10,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 6/15/25(b)	10,000,000
47,415,833	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 2/15/28(b)	47,415,833
12,628,980	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 2/15/28(b)	12,628,980
6,855,732	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 2/15/28(b)	6,855,732

8

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 5,863,455	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 2/15/28(b)	$5,863,455
12,613,636	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 11/15/28(b)	12,613,636
15,000,000	(US Treasury Bill Yield 3-Month + 0.070%), 2.20%, 8/15/29(b)	15,000,000
22,267,925	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 1/15/30(b)	22,267,925
63,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 3/15/30(b)	63,000,000
1,334,729	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 12/15/33(b)	1,334,729
24,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 1/20/35(b)	24,000,000
3,900,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 1/20/35(b)	3,900,000
25,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 4/20/35(b)	25,000,000
9,400,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 4/20/35(b)	9,400,000
8,700,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 4/20/35(b)	8,700,000
6,400,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.20%, 3/30/37(b)	6,400,000
2,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 12/16/19(b)	2,000,000
17,550,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 11/15/22(b)	17,550,000
10,042,105	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 3/15/24(b)	10,042,105
789,474	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 3/15/24(b)	789,474
16,681,575	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 10/10/25(b)	16,681,575
11,075,190	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 10/10/25(b)	11,075,190
6,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 6/20/27(b)	6,000,000
6,670,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 6/15/28(b)	6,670,000
9,282,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 5/15/30(b)	9,282,000
1,274,448	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 6/28/32(b)	1,274,448
13,800,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 6/1/33(b)	13,800,000
11,694,233	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 6/15/34(b)	11,694,233
8,452,516	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 6/15/34(b)	8,452,516
7,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 10/15/39(b)	7,000,000
1,500,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 10/15/39(b)	1,500,000
14,987,130	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 7/7/40(b)	14,987,130
14,287,731	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 7/7/40(b)	14,287,731
10,990,562	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 7/7/40(b)	10,990,562
10,485,995	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 7/7/40(b)	10,485,995
4,496,139	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 7/7/40(b)	4,496,139
6,665,000	(US Treasury Bill Yield 3-Month + 0.000%), 2.22%, 10/15/40(b)	6,665,000

		551,150,779

U.S. Treasury Bill — 1.82%
100,000,000	2.06%, 1/23/20(a)	99,355,742

Total U.S. Government Agency Obligations		1,294,378,222

(Cost $1,294,378,222)

Corporate Bonds — 0.50%
Consumer, Cyclical — 0.07%
4,100,000	Encinitas Senior Living LP, 2.08%, 8/1/59(c)	4,100,000

Financial — 0.43%
6,710,000	Greenback San Juan Associates LP, 2.08%, 10/1/51(c)	6,710,000

9

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 5,750,000	Rohnert Park 668 LP, 2.08%, 6/1/58(b)	$5,750,000
11,065,000	Shil Park Irrevocable Life Insurance Trust (The), 2.04%, 5/1/59(c)	11,065,000

		23,525,000

Total Corporate Bonds		27,625,000

(Cost $27,625,000)

10

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2019

Principal Amount		Value
Variable Rate Demand Note — 3.22%
Municipal Bonds — 3.22%
California — 0.22%
$ 6,200,000	Abag Finance Authority for Nonprofit Corps. Multi Family Lakeside Village Apartments Revenue, 1.35%, 10/1/46, (Credit Support: Freddie Mac), Callable 10/15/19 @ 100(d)	$6,199,380
3,175,000	California Statewide Communities Development Authority Multi Family Bay Vista Meadow Park Revenue, Series NN-1, 1.57%, 11/15/37, (Credit Support: Fannie Mae), Callable 11/15/19 @ 100(d)	3,174,778
2,700,000	California Statewide Communities Development Authority Multi Family Fairway Family Apartments Revenue, 1.57%, 12/15/37, (Credit Support: Fannie Mae), Callable 11/15/19 @ 100(d)	2,699,811

		12,073,969

Georgia — 0.05%
2,750,000	Aquarium Parking Deck LLC Revenue, 2.14%, 4/1/20, (Credit Support: Federal Home Loan Bank), Callable 10/15/19 @ 100(d)	2,750,000

Kentucky — 0.01%
290,000	Kentucky Housing Corp. Overlook Terraces Apartments Revenue, Series B, 2.22%, 11/15/40, (Credit Support: Fannie Mae), Callable 11/15/19 @ 100(d)	290,000

New York — 1.31%
13,025,000	Housing Development Corp. Revenue, 1.60%, 11/1/46, Callable 10/1/19 @ 100	13,024,479
3,050,000	New York City Housing Development Corp. Multi Family West Port Development Revenue, Series B, 2.06%, 11/15/31, (Credit Support: Fannie Mae), Callable 11/15/19 @ 100(d)	3,049,978
2,900,000	New York City Housing Development Corp. Multi Family Pearl Street Development Revenue, Series B, 2.06%, 6/15/34, (Credit Support: Fannie Mae), Callable 11/15/19 @ 100(d)	2,899,972
5,400,000	New York City Housing Development Corp. Multi Family West Street Revenue, Series B, 2.06%, 3/15/36, (Credit Support: Fannie Mae), Callable 10/15/19 @ 100(d)	5,400,000
7,295,000	New York City Housing Development Corp. Multi Family West 21st Street Revenue, 2.06%, 11/15/37, (Credit Support: Fannie Mae), Callable 10/15/19 @ 100(d)	7,295,000
3,475,000	New York City Housing Development Corp. Multi Family Lexington Courts Revenue, Series A, 1.58%, 12/1/39, Callable 11/1/19 @ 100(d)	3,474,757
21,175,000	New York City Housing Development Corp. Multi Family Lyric Development Revenue, Series B, 2.06%, 10/15/41, (Credit Support: Fannie Mae), Callable 10/15/19 @ 100(d)	21,175,000
3,675,000	New York City Housing Development Corp.Multi Family Elliott Chelsea Development Revenue, Series A, 1.58%, 7/1/43, Callable 10/15/19 @ 100(d)	3,674,743
1,435,000	New York State Housing Finance Agency Revenue, Series B, 2.10%, 5/15/33, (Credit Support: Fannie Mae), Callable 10/15/19 @ 100(d)	1,435,000

11

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 6,000,000	New York State Housing Finance Agency 316 11th Avenue Revenue, Series B, 2.06%, 5/15/41, (Credit Support: Fannie Mae), Callable 10/15/19 @ 100(d)	$6,000,000
4,240,000	New York State Housing Finance Agency College Arms Revenue, Series A, 1.60%, 5/1/48, Callable 10/15/19 @ 100(d)	4,239,788

		71,668,717

Texas — 0.49%
11,120,000	Houston Housing Finance Corp. Regency Park Apartments Revenue, 1.59%, 5/15/41, (Credit Support: Fannie Mae), Callable 11/15/19 @ 100(d)	11,119,444
4,755,000	Southeast Texas Housing Finance Corp. Multi Family Wyndham Park Aparments Revenue, Series S, 1.60%, 7/15/41, (Credit Support: Fannie Mae), Callable 11/15/19 @ 100(d)	4,754,763
11,190,000	Texas Department of Housing & Community Affairs Multi Family Idlewilde Apartments Revenue, 1.61%, 6/15/40, (Credit Support: Fannie Mae), Callable 11/15/19 @ 100(d)	11,189,329

		27,063,536

Washington — 1.14%
7,150,000	Washington State Housing Finance Commission, Revenue, 1.59%, 7/1/25, Callable 11/1/19 @ 100(d)	7,149,643
1,495,000	Washington State Housing Finance Commission, Revenue, Series B, 2.05%, 12/15/36, (Credit Support: Fannie Mae), Callable 11/15/19 @ 100(d)	1,495,000
4,600,000	Washington State Housing Finance Commission, Revenue, 2.05%, 7/1/41, (Credit Support: Federal Home Loan Bank), Callable 10/15/19 @ 100(d)	4,600,000
2,945,000	Washington State Housing Finance Commission, Revenue, Series B, 2.05%, 7/1/41, (Credit Support: Federal Home Loan Bank), Callable 10/15/19 @ 100(d)	2,945,000
3,425,000	Washington State Housing Finance Commission, Revenue, Series B, 2.05%, 8/1/41, (Credit Support: East West Bank), Callable 10/15/19 @ 100(d)	3,425,000
12,900,000	Washington State Housing Finance Commission, Revenue, Series B, 2.05%, 12/15/41, (Credit Support: East West Bank), Callable 10/15/19 @ 100(d)	12,899,873
16,075,000	Washington State Housing Finance Commission, Lake City Service Apartments Revenue, 1.56%, 7/1/44, Callable 10/15/19 @ 100(d)	16,074,036

12

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 3,395,000	Washington State Housing Finance Commission, Revenue, 1.54%, 8/1/44, (Credit Support: Freddie Mac), Callable 10/15/19 @ 100(d)	$3,394,796
10,290,000	Washington State Housing Finance Commission, Revenue, 1.56%, 8/1/49, (Credit Support: East West Bank), Callable 10/15/19 @ 100(d)	10,289,383

		62,272,731

		176,118,953

Total Variable Rate Demand Note		176,118,953

(Cost $176,118,953)

Repurchase Agreements — 36.39%
200,000,000	Bank of Montreal, dated 9/9/19; due 10/4/19 at 2.06% with maturity value of $200,286,111 (fully collateralized by by U.S. Treasury securities with maturity dates ranging from 10/3/2019 to 2/15/2049 at rates ranging from 0.00% to 7.88%, aggregate original par and fair value of $184,511,400 and $204,000,081 respectively)	200,000,000
100,000,000	Bank of Montreal, dated 9/30/19; due 10/1/19 at 2.27% with maturity value of $100,006,306 (fully collateralized by Fannie Mae, Freddie Mac and Ginnie Mae securities with maturity dates ranging from 6/1/2027 to 2/20/2069 at rates ranging from 2.50% to 7.00%, aggregate original par and fair value of $128,202,045 and $102,000,001 respectively)	100,000,000
75,000,000	Bank of Montreal, dated 9/30/19; due 10/1/19 at 2.27% with maturity value of $75,004,729 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 2/1/2034 to 2/1/2049 at rates ranging from 3.50% to 4.00%, aggregate original par and fair value of $113,766,607 and $76,500,000 respectively)	75,000,000

	Total Value of Bank of Montreal, (collateral value of $ 382,500,082)	375,000,000

150,000,000	BNP Paribas Securities Corp., dated 8/1/19; due 11/1/19 at 2.15% with maturity value of $150,824,167 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 11/30/2019 to 2/15/2049 at rates ranging from 0.00% to 4.38%, aggregate original par and fair value of $137,853,761 and $153,000,000 respectively)	150,000,000

13

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2019

Principal Amount		Value
$100,000,000	BNP Paribas Securities Corp., dated 9/4/19; due 11/4/19 at 1.96% with maturity value of $100,332,111 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 5/31/2021 to 1/15/2025 at rates ranging from 0.25% to 2.13%, aggregate original par and fair value of $100,706,100 and $102,000,019 respectively)	$100,000,000
75,000,000	BNP Paribas Securities Corp., dated 9/30/19; due 10/1/19 at 2.30% with maturity value of $75,004,792 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 10/31/2025 to 9/30/2026 at rates ranging from 1.63% to 3.00%, aggregate original par and fair value of $74,282,200 and $76,500,016 respectively)	75,000,000

	Total Value of BNP Paribas Securities Corp., (collateral value of $ 331,500,035)	325,000,000

190,000,000	Citigroup Global, dated 9/30/19; due 10/1/19 at 2.27% with maturity value of $190,011,981 (fully collateralized by Fannie Mae, Freddie Mac, Ginnie Mae, Federal Farm Credit Bank and Federal Home Loan Bank securities with maturity dates ranging from 10/9/2019 to 9/15/2054 at rates ranging from 0.00% to 6.63%, original par and fair value of $156,984,552 and $193,800,001 respectively)	190,000,000
50,000,000	Citigroup Global, dated 9/26/19; due 10/3/19 at 1.86% with maturity value of $50,018,083 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 5/15/2045 to 5/15/2046 at rates ranging from 1.00% to 3.00%, original par and fair value of $47,149,700 and $51,036,441 respectively)	50,000,000
50,000,000	Citigroup Global, dated 9/26/19; due 10/3/19 at 1.87% with maturity value of $50,018,181 (fully collateralized by Fannie Mae, Freddie Mac, Federal Farm Credit Bank and Federal Home Loan Bank securities with maturity dates ranging from 12/28/2020 to 3/18/2021 at rates ranging from 1.38% to 2.38%, original par and fair value of $50,979,000 and $51,000,134 respectively)	50,000,000
50,000,000	Citigroup Global, dated 9/30/19; due 10/1/19 at 2.30% with maturity value of $50,003,194 (fully collateralized by U.S. Treasury security with maturity date of 5/15/2020 at rate of 3.50%, original par and fair value of $49,855,400 and $51,000,030 respectively)	50,000,000

14

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2019

Principal Amount		Value
$ 37,000,000	Citigroup Global, dated 9/24/19; due 10/1/19 at 2.01% with maturity value of $37,014,461 (fully collateralized by Fannie Mae, Freddie Mac and Federal Home Loan Bank securities with maturity dates ranging from 5/22/2024 to 9/13/2024 at rates ranging from 1.50% to 2.88%, original par and fair value of $35,660,000 and $37,740,875 respectively)	$37,000,000
32,000,000	Citigroup Global, dated 9/24/19; due 10/1/19 at 2.00% with maturity value of $32,012,444 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 2/15/2042 to 11/15/2042 at rates ranging from 0.75% to 3.13%, original par and fair value of $28,903,000 and $32,717,340 respectively)	32,000,000

	Total Value of Citigroup Global, (collateral value of $ 417,294,821)	409,000,000

100,000,000	Credit Agricole Corporate and Investment Bank, dated 8/1/19; due 10/29/19 at 2.12% with maturity value of $100,524,111 (fully collateralized by U.S. Treasury security with maturity date of 2/15/2025 at rate of 7.63%, original par and fair value of $77,294,500 and $102,000,083 respectively)	100,000,000
90,000,000	Credit Agricole Corporate and Investment Bank, dated 9/30/19; due 10/1/19 at 2.25% with maturity value of $90,005,625 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 7/15/2022 to 2/15/2025 at rates ranging from 1.75% to 7.63%, original par and fair value of $71,417,700 and $91,800,058 respectively)	90,000,000
25,000,000	Credit Agricole Corporate and Investment Bank, dated 9/30/19; due 10/1/19 at 2.20% with maturity value of $25,001,528 (fully collateralized by U.S. Treasury security with maturity date of 7/15/2026 at rate of 0.13%, original par and fair value of $23,844,100 and $25,500,030 respectively)	25,000,000

	Total Value of Credit Agricole Corporate and Investment Bank, (collateral value of $ 219,300,171)	215,000,000

150,000,000	Deutsche Bank Securities, dated 9/30/19; due 10/1/19 at 2.35% with maturity value of $150,009,792 (fully collateralized by U.S. Treasury security with maturity date of 11/15/2031 at rate of 0.00%, original par and fair value of $191,847,124 and $153,000,000 respectively)	150,000,000

	Total Value of Deutsche Bank Securities, (collateral value of $ 153,000,000)	150,000,000

15

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2019

Principal Amount		Value

$ 65,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/30/19; due 10/1/19 at 2.30% with maturity value of $65,004,153 (fully collateralized by Freddie Mac, Federal Farm Credit Bank and Federal Home Loan Bank securities with maturity dates ranging from 4/3/2020 to 3/2/2038 at rates ranging from 0.00% to 4.00%, original par and fair value of $66,925,000 and $66,300,568 respectively)	$65,000,000

	Total Value of Merrill Lynch, Pierce, Fenner, Smith, (collateral value of $ 66,300,568)	65,000,000

50,000,000	National Australia Bank, dated 9/30/19; due 10/1/19 at 2.30% with maturity value of $50,003,194 (fully collateralized by U.S. Treasury security with maturity date of 5/15/20 at a rate of 8.75%, aggregate original par and fair value of $50,000,000 and $51,008,750 respectively)	50,000,000

	Total Value of National Australia Bank, (collateral value of $ 51,008,750)	50,000,000

200,000,000	TD Securities (USA), dated 9/30/19; due 10/1/19 at 2.35% with maturity value of $200,013,056 (fully collateralized by by Fannie Mae and Freddie Mac securities with maturity dates ranging from 9/1/2042 to 11/1/2048 at rates ranging from 3.50% to 4.50%, aggregate original par and fair value of $327,551,475 and $204,000,000 respectively)	200,000,000

	Total Value of TD Securities (USA), (collateral value of $ 204,000,000)	200,000,000

150,000,000	Wells Fargo Securities, dated 9/30/19; due 10/1/19 at 2.40% with maturity value of $150,010,000 (fully collateralized by by Fannie Mae security with maturity date of 8/1/2049 at rate of 3.50%, original par and fair value of $150,056,231 and $153,000,000 respectively)	150,000,000
50,000,000	Wells Fargo Securities, dated 9/30/19; due 10/1/19 at 2.38% with maturity value of $50,003,306 (fully collateralized by by U.S. Treasury security with maturity date of 1/15/2022 at rate of 2.50%, original par and fair value of $49,779,100 and $51,000,081 respectively)	50,000,000

	Total Value of Wells Fargo Securities, (collateral value of $ 204,000,081)	200,000,000

16

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2019

Principal Amount	Value

Total Repurchase Agreements	1,989,000,000

(Cost $1,989,000,000)

Total Investments	$5,460,140,672
(Cost $5,460,140,672)(e) — 99.89%

Other assets in excess of liabilities — 0.11%	5,870,698

NET ASSETS — 100.00%	$5,466,011,370

(a)	Represents effective yield to maturity on date of purchase.

(b)	Floating rate note. Rate shown is as of report date.

(c)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2019.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Tax cost of investments is equal to book cost of securities.

Abbreviations used are defined below:

FOR - Foreign Ownership Receipt

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

See Notes to the Financial Statements.

17

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2019

U.S. Government
Money Market Fund
Assets:
Investments, at value (cost $3,471,140,672)	$3,471,140,672
Repurchase agreements, at value (cost $1,989,000,000)	1,989,000,000
Cash	10,318,219
Interest and dividend receivable	9,575,354
Prepaid expenses and other assets	102,884

Total Assets	5,480,137,129

Liabilities:
Foreign withholding tax payable	4,149
Distributions payable	1,105,509
Payable for investments purchased	11,203,668
Accrued expenses and other payables:
Investment advisory fees	412,428
Accounting fees	20,621
Audit fees	15,571
Trustees’ fees	4,122
Distribution fees	962,280
Custodian fees	16,717
Shareholder reports	84,310
Shareholder servicing fees	72,556
Transfer agent fees	15,967
Other	207,861

Total Liabilities	14,125,759

Net Assets	$5,466,011,370

Net Assets Consists of:
Capital	$5,465,980,299
Accumulated earnings	31,071

Net Assets	$5,466,011,370

18

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2019
U.S. Government
Money Market Fund
Net Assets
RBC Institutional Class 1	$1,916,029,856
RBC Institutional Class 2	2,510,472,088
RBC Investor Class	1,039,509,426

Total	$5,466,011,370

Shares Outstanding (Unlimited number of shares authorized, no par value):
RBC Institutional Class 1	1,916,003,279
RBC Institutional Class 2	2,510,397,821
RBC Investor Class	1,039,614,118

Total	5,466,015,218

Net Asset Values and Redemption Prices Per Share:
RBC Institutional Class 1	$1.00

RBC Institutional Class 2	$1.00

RBC Investor Class	$1.00

See Notes to the Financial Statements.

19

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2019

U.S. Government Money Market Fund
Investment Income:
Interest income	$112,088,526

Expenses:
Investment advisory fees	4,742,611
Distribution fees–RBC Institutional Class 2	3,203,106
Distribution fees–RBC Investor Class	10,498,156
Accounting fees	330,455
Audit fees	35,992
Custodian fees	98,305
Insurance fees	51,005
Legal fees	302,577
Registrations and filing fees	86,910
Shareholder reports	347,241
Transfer agent fees–RBC Institutional Class 1	30,936
Transfer agent fees–RBC Institutional Class 2	8,545
Transfer agent fees–RBC Investor Class	5,161
Trustees’ fees and expenses	409,235
Shareholder services administration fees–RBC Institutional Class 1	778,696
Tax expense	4,280
Other fees	198,226

Total expenses before fee waiver/reimbursement	21,131,437
Expenses waived/reimbursed by:
Distributor - Class Specific	(1,472,954)

Net expenses	19,658,483

Net Investment Income	92,430,043

Realized/Unrealized Gains/(Losses):
Net realized gains from investment transactions	41,542

Change in net assets resulting from operations	$92,471,585

See Notes to the Financial Statements.

20

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	U.S. Government
	Money Market Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
From Investment Activities
Operations:
Net investment income	$92,430,043	$62,389,086
Net realized gains from investments	41,542	114,823

Change in net assets resulting from operations	92,471,585	62,503,909

Distributions to Shareholders:
RBC Institutional Class 1	(33,770,497)	(30,574,739)
RBC Institutional Class 2	(44,300,942)	(24,612,253)
RBC Investor Class	(14,283,965)	(7,179,581)

Change in net assets resulting from shareholder distributions	(92,355,404)	(62,366,573)

Capital Transactions:
Proceeds from shares issued	18,531,189,918	19,201,394,021
Distributions reinvested	80,315,338	49,564,172
Cost of shares redeemed	(18,079,176,226)	(19,909,091,615)

Change in net assets resulting from capital transactions	532,329,030	(658,133,422)

Net increase/(decrease) in net assets	532,445,211	(657,996,086)
Net Assets:
Beginning of year	4,933,566,159	5,591,562,245

End of year	$5,466,011,370	$4,933,566,159

Share Transactions:
Issued	18,531,189,918	19,201,394,021
Reinvested	80,315,338	49,564,172
Redeemed	(18,079,176,226)	(19,909,091,615)

Change in shares resulting from capital transactions	532,329,030	(658,133,422)

See Notes to the Financial Statements.

21

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
RBC Institutional Class 1
Year Ended 9/30/19	$1.00	0.02	—(b)	0.02	(0.02)	(0.02)	$1.00
Year Ended 9/30/18	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/17	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
Year Ended 9/30/16	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
Year Ended 9/30/15	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
RBC Institutional Class 2
Year Ended 9/30/19	$1.00	0.02	—(b)	0.02	(0.02)	(0.02)	$1.00
Year Ended 9/30/18	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/17	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
Year Ended 9/30/16	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
Year Ended 9/30/15	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
RBC Investor Class
Year Ended 9/30/19	$1.00	0.01	—(b)	0.01	(0.01)	(0.01)	$1.00
Year Ended 9/30/18	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/17	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
Year Ended 9/30/16	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
Year Ended 9/30/15	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

22

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended 9/30/19	2.19%	$1,916	0.19%	2.17%	0.19%
Year Ended 9/30/18	1.41%	2,106	0.18%	1.35%	0.19%
Year Ended 9/30/17	0.60%	2,210	0.18%	0.55%	0.18%
Year Ended 9/30/16	0.20%	2,074	0.17%	0.23%	0.18%
Year Ended 9/30/15	0.01%	921	0.11%	0.01%	0.17%
RBC Institutional Class 2
Year Ended 9/30/19	2.09%	$2,510	0.29%	2.08%	0.29%
Year Ended 9/30/18	1.31%	1,720	0.29%	1.34%	0.29%
Year Ended 9/30/17	0.50%	1,224	0.29%	0.54%	0.29%
Year Ended 9/30/16	0.12%	663	0.26%	0.14%	0.28%
Year Ended 9/30/15	0.01%	329	0.11%	0.01%	0.27%
RBC Investor Class
Year Ended 9/30/19	1.37%	$1,040	1.00%	1.36%	1.14%
Year Ended 9/30/18	0.59%	1,107	1.00%	0.50%	1.13%
Year Ended 9/30/17	0.02%	2,158	0.87%	0.01%	1.15%
Year Ended 9/30/16	0.01%	728	0.36%	0.01%	1.12%
Year Ended 9/30/15	0.01%	705	0.12%	0.01%	1.12%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

23

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”).Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This report includes the U.S. Government Money Market Fund (“Fund”).

The Fund offers three share classes: RBC Institutional Class 1, RBC Institutional Class 2 and RBC Investor Class. Prior to November 9, 2017, the Fund also offered shares in RBC Select Class and RBC Reserve Class.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

The Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Security Valuation:

The Fund has elected to use the amortized cost method to value its securities (other than other investment companies) pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, which the Board believes approximates fair market value. The amortized cost method involves valuing a security initially at its cost, and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). If amortized cost no longer approximates fair value due to credit or other impairments of an issuer, the Fund will determine the fair value of its securities by using pricing and valuation procedures approved by the Board. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

24

NOTES TO FINANCIAL STATEMENTS

The Board has delegated to the Fund’s Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Fund’s securities or other assets and liabilities. The Pricing Committee includes representatives of the Fund’s Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Fund’s pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

In accordance with Rule 2a-7, the fair values of the securities held in the Fund are determined at least once per week using evaluated prices supplied by third-party pricing vendors approved by the Board. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. These security values are then compared to the securities’ amortized cost. If a security price is not available from a pricing service or broker-dealer, or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value for purposes of this comparison, the security’s fair value will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•     Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•     Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•     Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

25

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2019 is as follows:

Funds	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs	Total
Assets:
Investments in Securities
U.S. Government Money Market Fund	$—	5,460,140,672	(a)(b)	$—	5,460,140,672

(a)	The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Portfolio Investments.

(b)	The breakdown of the Fund’s investments by state classification or political subdivision is disclosed in the Schedule of Portfolio Investments.

During the year ended September 30, 2019, the Fund recognized no transfers to/from Level 1 or 2. The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Repurchase Agreements:

The Fund may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Fund has procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Details of the counterparties and collateral for repurchase agreements are shown on the Schedule of Portfolio Investments.

Credit Enhancement:

Certain obligations held by the Fund have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are accounted for on the date the security is bought or sold (“trade date”). Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

26

NOTES TO FINANCIAL STATEMENTS

Expense, Investment Income and Gain/Loss Allocation:

The Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon the Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within the Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within the Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

The Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g.paydowns), they are reclassified within the Fund’s capital accounts based on their federal tax basis treatment.

When-Issued Transactions:

The Fund may engage in when-issued transactions. The Fund records when-issued securities on the trade date and maintain sufficient liquidity so that cash will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are valued daily beginning on trade date and begin earning interest on the settlement date. As of September 30, 2019, the Fund held no when-issued securities.

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages the Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires the Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of the Fund as follows:

Annual Rate
U.S. Government Money Market Fund	0.10%

RBC Institutional Class 1 of the Fund pays the Advisor an annual shareholder services administration fee of 0.05% of the average daily net assets attributable to RBC Institutional Class 1 shares that is used to compensate financial intermediaries for providing services to shareholders and maintaining shareholder accounts. This shareholder services administration fee is not paid pursuant to Rule 12b-1.

RBC GAM-US has contractually agreed to waive fees and/or reimburse expenses under an expense limitation agreement in order to maintain the net annual Fund operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) at 0.20% for RBC Institutional Class 1 until January 31, 2021. During the year ended September 30, 2019, there were no fees waived under this agreement.

RBC GAM-US serves as co-administrator to the Fund. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services agreement include providing day-to-day administration of matters related to the Fund, maintenance of the records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM-US does not receive an administration services fee. BNY Mellon receives a fee for its services payable by the Fund based in part on the Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statement of Operations.

27

NOTES TO FINANCIAL STATEMENTS

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Fund for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $58,000 ($63,000 effective October 1, 2019). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other Trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

4. Fund Distribution:

The Fund has adopted a Shareholder Account and Distribution Services (12b-1) Plan (the “Plan”) with respect to RBC Institutional Class 2 and RBC Investor Class, in which Quasar Distributors LLC (the “Distributor”) acts as the Fund’s distributor. The Plan permits the Fund to make payments for or to reimburse the Distributor or others, including RBC Capital Markets, LLC, monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan, and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class:

	RBC Institutional Class 2	RBC Investor Class
12b-1 Plan Fee	0.15%	1.00%

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority.

Pursuant to a shareholder account and distribution services agreement between the Distributor and RBC Capital Markets, LLC, the Distributor has agreed to compensate RBC Capital Markets, LLC for certain shareholder account servicing support provided to the Fund. RBC Capital Markets, LLC has agreed to waive fees and/or reimburse expenses in order to maintain the net annual Fund operating expenses for each class listed below to the following amounts:

Share Class	Operating Expense Limit
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%

This expense limitation agreement is in place until January 31, 2021. The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by RBC Capital Markets, LLC, any expenses in excess of the expense limitation and repay RBC Capital Markets, LLC such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation. At September 30, 2019, the amount subject to possible recoupment under the expense limitation agreement is $1,472,954.

RBC Capital Markets, LLC and/or the Advisor may voluntarily waive and/or reimburse additional Fund operating expenses at any time, such as to maintain a minimum yield in the fund. Any such voluntary program may be modified or discontinued at any time without notice.

For the year ended September 30, 2019, the following distribution fees were waived:

Share Class	Distribution Fees Waived
RBC Investor Class	$1,472,954

28

NOTES TO FINANCIAL STATEMENTS

5. Capital Share Transactions

The number of shares sold, reinvested and redeemed correspond to the net proceeds from sale of shares, reinvestments of dividends and cost of shares redeemed, respectively, since shares are issued, reinvested and redeemed at $1.00 per share.

Transactions for the period were as follows:

	U.S. Government Money Market Fund
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
CAPITAL TRANSACTIONS:
RBC Institutional Class 1
Proceeds from shares issued	$11,011,527,996	$11,055,012,122
Distributions reinvested	21,750,750	17,788,302
Cost of shares redeemed	(11,223,616,131)	(11,176,092,519)

Change in RBC Institutional Class 1	$(190,337,385)	$(103,292,095)

RBC Institutional Class 2
Proceeds from shares issued	$4,964,284,555	$3,900,327,834
Distributions reinvested	44,280,620	24,597,682
Cost of shares redeemed	(4,218,163,172)	(3,428,479,108)

Change in RBC Institutional Class 2	$790,402,003	$496,446,408

RBC Investor Class
Proceeds from shares issued	$2,555,377,367	$4,246,054,065
Distributions reinvested	14,283,968	7,178,188
Cost of shares redeemed	(2,637,396,923)	(5,304,519,988)

Change in RBC Investor Class	$(67,735,588)	$(1,051,287,735)

Change in net assets resulting from capital transactions	$532,329,030	$(658,133,422)

6. Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of the Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended September 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2019, the Funds did not incur any interest or penalties.

29

NOTES TO FINANCIAL STATEMENTS

The tax character of distributions during the year ended September 30, 2019 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
U.S. Government Money Market Fund	$90,428,984	$90,428,984	$90,428,984

The tax character of distributions during the year ended September 30, 2018 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
U.S. Government Money Market Fund	$59,433,516	$59,433,516	$59,433,516

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed Ordinary Income	Distributions Payable	Accumulated Capital Loss Carryforwards	Unrealized Appreciation	Other Temporary Differences	Total Accumulated Earnings
$7,194,868	$(7,150,616)	$(13,181)	$—	$—	$31,071

During the year ended September 30, 2019, the Fund utilized capital loss carryforwards in the amount of $116,187.

As of September 30, 2019, the Fund had a short-term capital loss carryforward of $12,737 and a long-term capital loss carryforward of $444 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration and must first be utilized to offset future realized gains of the same character.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund did not have any Post-October Capital Losses or Late-Year Ordinary Losses for the year ending September 30, 2019.

7. Line of Credit

The Fund, along with other Funds within the Trust, participates in an uncommitted, unsecured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of August 1, 2020. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since multiple funds within the Trust participate in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2019. During the year ended September 30, 2019, the Fund borrowed $25,988,000 for a period of three days at an interest rate of 5.25% and incurred interest expense of $11,369.75.

30

NOTES TO FINANCIAL STATEMENTS

8. Significant Risks

Shareholder concentration risk

As of September 30, 2019, an affiliated omnibus account owned 67.0% of the Fund’s outstanding shares. Significant transactions by these shareholders may impact the Fund’s performance.

9. Regulation S-X Amendments

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statement of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statement of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended September 30, 2018 were classified as follows:

Net Investment Income
U.S. Government Money Market Fund
RBC Institutional Class 1	$30,574,739
RBC Institutional Class 2	24,612,253
RBC Investor Class	7,179,581

Undistributed net investment income as of September 30, 2018 is as follows:

Undistributed net investment income
U.S. Government Money Market Fund	$44,252

10. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of U.S. Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of U.S. Government Money Market Fund (the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the four years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the four years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of U.S. Government Money Market Fund as of and for the year ended September 30, 2015 and the financial highlights for the year ended on September 30, 2015 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 25, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions..

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 21, 2019

We have served as the auditor of one or more investment companies in RBC Funds since 2016.

32

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2019, as U.S. Government Income as 39.17%.

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax. For residents of California, New York and Connecticut the statutory threshold requirements were satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2019, as Qualified Interest Income as defined in the Internal Revenue Code as 100%.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

33

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to 2018); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to present); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

34

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward (67)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); Chartered Financial Analyst (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to 2018); William Henry Insurance, LLC (2005 to 2017); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present); Nelson Atkins Museum of Art (2017 to present); Breckenridge Music Festival (2017 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (55)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

35

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (55)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (52)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (51)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

36

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Expenses Paid During Period* 4/1/19–9/30/19	Annualized Expense Ratio During Period 4/1/19–9/30/19
U.S. Government Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,010.90	$0.96	0.19%
RBC Institutional Class 2	1,000.00	1,010.40	1.46	0.29%
RBC Investor Class	1,000.00	1,006.80	5.03	1.00%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

37

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Expenses Paid During Period* 4/1/19-9/30/19	Annualized Expense Ratio During Period 4/1/19-9/30/19
U.S. Government Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,024.12	$0.96	0.19%
RBC Institutional Class 2	1,000.00	1,023.61	1.47	0.29%
RBC Investor Class	1,000.00	1,020.05	5.06	1.00%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

38

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

In September 2019, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Fund, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for the Fund for an additional year.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the personnel responsible for operating and managing the Fund, and the Fund’s performance and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a regular meeting at which the proposed renewals were considered. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Fund. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Fund. The Trustees reviewed the nature, quality, and extent of the services provided to the Fund by the Advisor, including information as to the Fund’s performance.

The Trustees were provided with comparative Morningstar data for U.S. government money market funds. The Trustees noted that the Fund had outperformed the median return of both its Morningstar category and its peers for recent periods and over the longer term. The Trustees were satisfied with the quality and capabilities of the money market fund portfolio management and analyst team and with the overall investment performance of the Fund.

The Trustees reviewed the investment advisory fees payable to the Advisor and reviewed comparative fee and expense information for similarly situated funds. The Trustees noted the Fund’s net expense ratio was in line with its peer group median. The Trustees evaluated profitability data for the Advisor, noting a lack of profitability relating to the Fund due to decreased assets, and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Fund.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were reasonable and fair in light of the nature and quality of services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Fund and its shareholders for the Trustees to approve the continuation of the Agreement and the expense limitation agreements for the Fund for an additional year. In arriving at their collective decision to approve the renewal of the Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2019.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-MM AR 09-19

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor and James R. Seward are qualified to serve as an audit committee financial expert serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

•

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $430,040 for 2019 and $451,040 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $44,660 for 2019 and $43,780 for 2018.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018.

(e)(1)   Disclose the audit committee’s pre-approval policies and procedures described in paragraph

(c)(7) of Rule 2-01 of Regulation S-X.

   The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1)              (A)    with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

(B)    with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)              such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3)              such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c)              Delegation

   The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

[Please verify, please provide further information if this statement is not correct.]

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $285,100 for 2019 and $292,000 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 RBC Funds Trust

By (Signature and Title)*          /s/ Kathleen A. Gorman

    Kathleen A. Gorman, President and Chief Executive Officer

    (principal executive officer)

Date                                11-26-2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*          /s/ Kathleen A. Gorman

    Kathleen A. Gorman, President and Chief Executive Officer

    (principal executive officer)

Date                                11-26-2019

By (Signature and Title)*          /s/ Kathleen A. Hegna

    Kathleen A. Hegna, Treasurer and Chief Financial Officer

    (principal financial officer)

Date                                11-26-2019

* Print the name and title of each signing officer under his or her signature.